UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-05010

THE HUNTINGTON FUNDS
(Exact name of registrant as specified in charter)
 2960 North Meridian Street, Suite 300
Attn: Huntington Funds Officer
Indianapolis, IN                                                    46208
(Address of principal executive offices)           (Zip code)

Ronald J. Corn, Esq.
The Huntington National Bank
41 South High Street
Columbus, Ohio 43287
(Name and address of agent for service)
Copies to:
David C. Mahaffey, Esq.
Sullivan & Worcester
1666 K Street, N.W.
Washington, DC 20006

Registrant’s telephone number, including area code:  1-800-253-0412

Date of fiscal year end:  December 31

Date of reporting period: December 31, 2009

Item 1. Reports to Stockholders.

Annual

Shareholder

Report

Money Market Funds

Huntington Tax-Free Money Market Fund

Huntington Money Market Fund

Huntington Ohio Municipal Money Market Fund

Huntington U.S. Treasury Money Market Fund

Equity Funds

Huntington Dividend Capture Fund

Huntington Growth Fund

Huntington Income Equity Fund

Huntington International Equity Fund

Huntington Macro 100 Fund

Huntington Mid Corp America Fund

Huntington New Economy Fund

Huntington Real Strategies Fund

Huntington Rotating Markets Fund

Huntington Situs Fund

Huntington Technical Opportunities Fund

Income Funds

Huntington Fixed Income Securities Fund

Huntington Intermediate Government Income Fund

Huntington Mortgage Securities Fund

Huntington Ohio Tax-Free Fund

Huntington Short/Intermediate Fixed Income Securities Fund

Asset Allocation Funds

Huntington Balanced Allocation Fund

Huntington Conservative Allocation Fund

Huntington Growth Allocation Fund

DECEMBER 31, 2009

CLASS A SHARES

CLASS B SHARES

INSTITUTIONAL SHARES

Dividend Capture Fund	As of 12/31/09

Management’s Discussion of Fund Performance

Co-Portfolio Managers:

Kirk Mentzer, MBA, Director of Research

Senior Vice President

B. Randolph Bateman, CFA, Chief Investment Officer

Huntington Asset Advisors, Inc.

For the fiscal year ended December 31, 2009, the Huntington Dividend Capture Fund’s Institutional Shares, Class A Shares and Class B Shares produced total returns (not including the deduction of applicable sales charges) of 25.24%, 24.93% and 24.27%, respectively, based on net asset value. This performance was less than the total return of 26.46% for the Fund’s benchmark, the Standard & Poor’s 500 Index (S&P 500),1 but was well ahead of the 22.69% total return for the Dividend Capture Indices Blend (DCIB).2 The Fund is managed using our top-down style and portfolio construction techniques, which are aimed at producing a high level of stable income and low volatility. In general terms, income-producing stocks and value-oriented investments lagged the overall market performance during the fiscal year. Below are the highlights for the Fund’s three asset classes:

¢

Common Stocks—Financial markets spanned the full range of emotions in 2009, starting with despair and ending in euphoria. A remarkable amount of stimulus aided in averting a complete collapse of the financial system by spring. Since the market bottom, nearly every risky asset class (stocks, bonds, commodities) has staged a near-record price gain for the balance of the year. From the depths of fear in March, the S&P 500 posted a total return of 67.8% through year-end. Fourth quarter results were strong at 6.0%, but hinted that higher risk areas of the markets such as smaller companies, cyclical industries, and lower quality companies were no longer clear winners. The Fund’s selection efforts were successful in the first and fourth quarters. Winners for the year included Century Tel, Hewlett-Packard, JPMorgan, Burlington Northern, and XLK (Technology Select SPDR). On the negative side, the second and third quarters were detractors from performance. Laggards for the year included R.R. Donnelley & Sons, Bank of America, Black & Decker, Norfolk Southern, and Snap-On Inc. Overall for the year, security selection added 3.0% but interaction effects took that all away at (4.0)%. A consistent, albeit muted, effect came from allocation effect, which measured a positive 0.78% contribution.

¢

Real Estate Investment Trusts (REITs)[3]—Real estate performance trends were similar to common stocks for the fiscal year, illustrating the difficulty of finding good relative value investments. As measured by the NAREIT Index (NAREIT),[4] REITs produced a total return of 27.45% as the markets avoided a total collapse and access to credit improved later in the year. The Fund’s selection efforts were successful in the first half of the year. Winners for the year included Simon Property, PS Business Parks, Sovran Self Storage, Mid-American Apartment Communities, and Home Properties. On the negative side, the second half of the year was a detractor from performance. Laggards for the year included Cedar Shopping Centers, Apartment Investment & Management Co., Nationwide Health, Kilroy, and Weingarten Realty. Overall for the year, the Fund’s exposure to REITS was accretive to performance despite selection difficulties in the second half of 2009.

¿	The composition of the Fund’s holdings is subject to change.

(1)	The S&P 500 is a capitalization-weighted index comprised of 500 stocks and is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an Index.

(2)	The DCIB is a custom, blended index comprised of the following three indices with their noted respective weightings: S&P 500/Citi Value Index (40%), Merrill Lynch Fixed Rate Preferred Index (40%) and NAREIT Index (20%). This custom, blended index and its respective weightings are reflective of the Fund’s sector diversification. Indices are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an Index.

(3)	Investments in REITs involve special risks associated with an investment in real estate, such as limited liquidity and interest rate risks.

(4)	The NAREIT represents returns for the National Association of Real Estate Investment Trust Equity Index. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an Index.

Annual Shareholder Report

Dividend Capture Fund (Continued)

¢

Preferred Stocks—The Fund held core, stable holdings from high quality issuers during the reporting period. This asset class had the lowest total return of the Fund’s three asset classes during 2009 with a total return of 20.1%. A carry-over from 2008’s tight credit conditions, leveraged investor selling and bankruptcy fears all served as a drag early in the year for financial related preferred shares. However, the Fund was able to benefit from several well-capitalized issuers that were able to hold value and avoid many of the problem areas in 2009.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns, at load, include the maximum 4.75% sales charge for the Class A Shares and the applicable contingent deferred sales charge for the Class B Shares, maximum of 5.00%.

Class	Expense Ratios
A	1.56%
B	2.06%
Institutional	1.31%

The above expense ratios are from the Funds’ prospectus dated August 1, 2009. Additional information pertaining to the Fund’s expense ratio as of December 31, 2009 can be found in the financial highlights.

The Fund’s performance assumes the reinvestment of all dividends and distributions on securities. The S&P 500 and DCIB have been adjusted to reflect reinvestment of dividends on securities in the indices.

Annual Shareholder Report

Dividend Capture Fund (Continued)

*	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 4.75% ($10,000 investment minus $475 sales load = $9,525).

**	Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund does not reflect a contingent deferred sales charge (CDSC) on any redemptions over six years from the purchase date. The maximum CDSC is 5.00% on any redemption less than one year from the purchase date.

(1)	The Fund commenced operations for all Share classes on March 1, 2001.

†	The S&P 500 and DCIB are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The indices are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index.

Annual Shareholder Report

Growth Fund	As of 12/31/09

Management’s Discussion of Fund Performance

Co-Portfolio Managers:

Martina Cheung, CFA, CMT, MBA

Vice President

Jenny Jiang, CPA

Assistant Vice President

Huntington Asset Advisors, Inc.

For the fiscal year ended December 31, 2009, the Huntington Growth Fund produced total returns (not including the deduction of applicable sales charges) of 17.53%, 17.24% and 16.65% for Institutional Shares, Class A Shares and Class B Shares, respectively, based on net asset value. This underperformed the total return of 31.57% for the Standard & Poor’s 500/Citigroup Growth Index (S&P 500 CGI),1 the Fund’s benchmark and a total return of 26.46% for the Standard & Poor’s 500 Index (S&P 500)2 for the reporting period.

The Growth Fund began the year with a relatively defensively structured portfolio after one of the worst bear markets in 2008, with an overweight in the Healthcare sector and underweight in the Technology sector. The stock market bottomed in mid-March and began one of the strongest rallies in history. This resulted in underperformance of the Fund given the defensive structure of its portfolio. The Fund responded by shifting into some cyclical sectors such as Technology, which turned out to be one of the best performing sectors in 2009. While the shift into cyclical sectors contributed positively to performance throughout the year, individual stock selection contributed to the majority of the Fund’s relative underperformance to the S&P 500 CGI. Some of the analytical tools utilized in the stock selection process, such as the momentum quantitative model, quality model and technical analysis did not perform well in the 2009 market environment.

Securities that contributed negatively to Fund’s performance were Molson Coors Brewing (32%), Exxon Mobil Corp (21%), Aflac Inc (49%), Procter & Gamble (26%) and KBW Regional Banking ETF (22%). The Fund’s portfolio was restructured in late November to address the underperformance by significantly increasing the number of securities holdings to reduce negative impact resulting from stock selection. In the month of December, the Fund outperformed the S&P 500 CGI benchmark.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance maybe lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412.

¿	The composition of the Fund’s holdings is subject to change.

(1)	The S&P 500 CGI is a capitalization-weighted index comprised of stocks in the S&P 500 having the highest price to book ratios. The index consists of approximately half of the S&P 500 on a market capitalization basis. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an Index.

(2)	The S&P 500 is a capitalization-weighted index comprised of 500 stocks and designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an Index.

Annual Shareholder Report

Growth Fund (Continued)

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns, at load, include the maximum 4.75% sales charge for the Class A Shares and the applicable contingent deferred sales charge for the Class B Shares, maximum of 5.00%.

Class	Expense Ratios
A	1.40%
B	1.90%
Institutional	1.15%

The above expense ratios are from the Funds’ prospectus dated August 1, 2009. Additional information pertaining to the Fund’s expense ratio as of December 31, 2009 can be found in the financial highlights.

The Fund’s performance assumes the reinvestment of all dividends and distributions on securities. The S&P 500 and S&P 500 CGI have been adjusted to reflect reinvestment of dividends on securities in the indices.

*	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 4.75% ($10,000 investment minus $475 sales load = $9,525).

**	Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund does not reflect a contingent deferred sales charge (CDSC) on any redemptions over six years from the purchase date. The maximum CDSC is 5.00% on any redemption less than one year from the purchase date.

(1)	Class B Shares commenced operations on May 1, 2000. Prior to May 1, 2000, performance is based on the performance of Class A Shares, adjusted for the Class B Shares 12b-1 fees and CDSC.

†	The S&P 500 and S&P 500 CGI are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The indices are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index.

Annual Shareholder Report

Income Equity Fund	As of 12/31/09

Management’s Discussion of Fund Performance

Portfolio Manager: Craig J. Hardy, CFA, MBA

Vice President

Huntington Asset Advisors, Inc.

For the fiscal year ended December 31, 2009, the total returns (not including the deduction of applicable sales charges) for the Huntington Income Equity Fund were 21.92%, 21.60% and 20.98% for Institutional Shares, Class A Shares and Class B Shares, respectively, based on net asset value. These returns compare with a total return of 21.18% for the Standard & Poor’s 500/Citigroup Value Index (S&P 500 CVI),1 the Fund’s benchmark. The Standard & Poor’s 500 Index (S&P 500)2 returned 26.46% for the same period.

During the fiscal year, the Fund was positioned relatively conservatively, with an emphasis on stocks with above-average dividend yields, reasonable dividend growth prospects and value orientation. Constructing the Fund with those characteristics meant that the Fund’s largest sector exposure during the fiscal year was in the Financial sector. This combination of characteristics produced returns for the Fund that were slightly better than the return of the S&P 500 CVI, and somewhat lower than the return of the S&P 500 for the reporting period.

The sectors that contributed most positively to the performance of the Fund during the year were Materials, Information Technology and Industrials. These sectors were positively affected by a recovering economic environment and economic cyclicality. The sectors that most negatively impacted the Fund’s performance during the reporting period were Consumer Staples, Healthcare and Telecommunications. During a year of general stock market strength, these three sectors provided a degree of earnings stability and lesser economic sensitivity, but showed generally lower returns than some of the more cyclical sectors.

The stocks that contributed most positively to the performance of the Fund during the year were Banco Santander, Simon Property Group, Eastman Chemical and Bank of Montreal. The stocks that most negatively impacted Fund performance during the year were Wells Fargo, SunTrust Banks, US Bancorp and Eaton Corp. In general, the sale of covered calls as a hedging technique detracted from the performance of the Fund because of the broad-based advance of share prices during the year.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412.

¿	The composition of the Fund’s holdings is subject to change.

(1)	The S&P 500 CVI is a capitalization-weighted index comprised of the stocks in the S&P 500 having the lowest price to book ratios and consists of approximately half of the S&P 500 on a market capitalization basis. The S&P/Citigroup multifactor methodology is used to score constituents, which are weighted according to market cap and classified as value. The index has a relatively low turnover. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an Index.

(2)	The S&P 500 is a capitalization-weighted index comprised of 500 stocks and designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an Index.

Annual Shareholder Report

Income Equity Fund (Continued)

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns, at load, include the maximum 4.75% sales charge for the Class A Shares and the applicable contingent deferred sales charge for the Class B Shares, maximum of 5.00%.

Class	Expense Ratios
A	1.41%
B	1.91%
Institutional	1.16%

The above expense ratios are from the Funds’ prospectus dated August 1, 2009. Additional information pertaining to the Fund’s expense ratio as of December 31, 2009 can be found in the financial highlights.

The Fund’s performance assumes the reinvestment of all dividends and distributions on securities. The S&P 500 and the S&P 500 CVI have been adjusted to reflect reinvestment of dividends on securities in the indices.

*	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 4.75% ($10,000 investment minus $475 sales load = $9,525).

**	Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund does not reflect a contingent deferred sales charge (CDSC) on any redemptions over six years from the purchase date. The maximum CDSC is 5.00% on any redemption less than one year from the purchase date.

(1)	Class B Shares commenced operations on May 1, 2000. Prior to May 1, 2000, performance is based on the performance of Class A Shares adjusted for the Class B Shares 12b-1 fees and CDSC.

†	The S&P 500 and the S&P 500 CVI are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The indices are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index.

Annual Shareholder Report

International Equity Fund	As of 12/31/09

Management’s Discussion of Fund Performance

Portfolio Manager: Madelynn M. Matlock, CFA, MBA

Director of International Investments

Senior Vice President

Huntington Asset Advisors, Inc.

For the fiscal year ended December 31, 2009, the Huntington International Equity Fund produced total returns (not including the deduction of applicable sales charges) of 32.84%, 32.45%, and 31.84% for its Institutional Shares, Class A Shares and Class B Shares, respectively, based on net asset value. This outperformed the total return of 32.46% for the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East Index (MSCI-EAFE),1 the Fund’s benchmark index. The Fund’s outperformance of the MSCI-EAFE was influenced by three main factors: its allocation to positive fundamental factors, its regional exposure and selection of particular securities.

The regional allocation of the Fund during its fiscal year included a small overweight to Asia-Pacific markets such as Singapore, Taiwan, South Korea and India and a small underweight to European markets. The Fund also had exposure to the Canadian market, which performed well. Exposure to the Japanese market was less than the index, which also boosted relative performance, as the Japanese market lagged the index for most of the year.

Fundamental factors that helped relative performance during the year included owning stocks that came out of 2008’s downturn with less overall negative performance compared to the market, and focusing on companies with a smaller than average market capitalization. These factors were especially helpful earlier in 2009, when the markets’ recovery was more pronounced. Choosing stocks with lower than average valuations based on earnings and book value also contributed to relative gains.

Although overall sector weightings did not contribute to positive relative performance for the year, individual stock selection within sectors did add relative value. Oil service stocks Saipem and Schlumberger outperformed the energy sector and the index, as did most of the industrial holdings, including Keppel, Philips, Rolls Royce and Komatsu. In the relatively weak health care group, Stada Arzneimittel outperformed, as did Standard Chartered and Banco Bilbao Vizcaya in the financial sector.

The U.S. dollar lost ground versus most currencies during 2009, which added to the MSCI-EAFE return as well as to that of the Fund. The Fund’s relative currency exposure was a negative factor to relative performance, mainly due to an underweight to the surging Australian dollar.

The market over the year exhibited substantial reversals to the trends of 2008, with more cyclical sectors outperforming the more stable economic groups, and hard-hit stocks recovering strongly, especially earlier in the year. The spread between the best and worst performing industries was unusually wide, and individual stock performance was highly differentiated. The recovery that began in the spring carried some of the riskier sectors, markets and stocks up first, but quality and stability began to show better relative performance later in the year.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance maybe lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412.

¿	The composition of the Fund’s holdings is subject to change.

¿	International investing involves special risks including currency risk, political risk, increased volatility of foreign securities, and differences in auditing and other financial statements.

(1)	The MSCI-EAFE is a market-capitalization weighted equity index comprising 20 of the 48 countries in the MSCI universe and representing the developed world outside of North America. Each MSCI country index is created separately, then aggregated, without change, into MSCI indices. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an Index.

Annual Shareholder Report

International Equity Fund (Continued)

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns, at load, include the maximum 4.75% sales charge for the Investment A Shares and the applicable contingent deferred sales charge for the Investment B Shares, maximum of 5.00%.

Class	Expense Ratios
A	1.82%
B	2.32%
Institutional	1.57%

The above expense ratios are from the Funds’ prospectus dated August 1, 2009. Additional information pertaining to the Fund’s expense ratio as of December 31, 2009 can be found in the financial highlights.

The Fund’s performance assumes the reinvestment of all dividends and distributions. The MSCI-EAFE has been adjusted to reflect reinvestment of dividends on securities in the index.

*	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 4.75% ($10,000 investment minus $475 sales load = $9,525).

**	Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund does not reflect a contingent deferred sales charge (CDSC) on any redemptions over six years from the purchase date. The maximum CDSC is 5.00% on any redemption less than one year from the purchase date.

(1)	The Fund commenced operations for all share classes on March 1, 2001.

†	The MSCI-EAFE is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

Annual Shareholder Report

Macro 100 Fund	As of 12/31/09

Management’s Discussion of Fund Performance

Investment Advisor: Randy Bateman, CFA

Huntington Asset Advisors, Inc.

For the fiscal year ended December 31, 2009, the Huntington Macro 100 Fund produced total returns (not including the deduction of applicable sales charges) for the Fund’s Institutional Shares, Class A Shares and Class B Shares of 29.15%, 28.68% and 28.08%, respectively, based on net asset value. This outperformed the total return of 26.46% for the Standard & Poor’s 500 Index (S&P 500),1 the Fund’s benchmark index.

The Fund’s overperformance compared to the S&P 500 was, in large part, attributable to the weighting in the Energy, Materials and Industrials sectors, as well as a reduction in the overweighted Financial sector during the course of the fiscal year. The manager effected some subtle changes in the individual holdings of the portfolio, including the top ten holdings during the year. In an interesting coincidence, the 268 basis point positive differential to its benchmark, the Macro 100 Fund (Institutional Shares) was exactly the same outperformance as last year. The Fund continued the process of integrating the macro-economic work provided by the consulting firm, Laffer Associates (where the S & P 500 stocks are ranked according to a variety of statistical overlays) and the sector emphasis that Huntington Asset Advisors advocates. It was the combination of these two forces that allowed the manager to add value within the investment selection process.

Given the Fund’s macroeconomic approach to the investment process, major events in the economy and capital markets directly affected Fund performance. The overall economic environment during the fiscal year was again volatile. During the first half of the past fiscal year, virtually all global markets suffered as the economy was in a fairly steep recession. The financial industry was on the verge of a crisis of confidence and an amazing array of ‘bailouts’ was effected for banks, insurance companies and even the auto manufacturers. The markets in the first quarter reflected these macro economic concerns and the S&P 500 fell nearly 11% in the quarter. As monetary and fiscal stimulus, however, began to work into the economy, the markets recovered and the final three quarters of the year delivered stellar returns from large cap stock holdings.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412.

¿	The composition of the Fund’s holdings is subject to change.

(1)	The S&P 500 is a capitalization-weighted index comprised of 500 stocks and is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an Index.

Annual Shareholder Report

Macro 100 Fund (Continued)

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns, at load, include the maximum 4.75% sales charge for the Class A Shares and the applicable contingent deferred sales charge for the Class B Shares, maximum of 5.00%.

Class	Expense Ratios
A	1.81%
B	2.31%
Institutional	1.56%

The above expense ratios are from the Funds’ prospectus dated August 1, 2009. Additional information pertaining to the Fund’s expense ratio as of December 31, 2009 can be found in the financial highlights.

The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect reinvestment of dividends on securities in the index.

*	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 4.75% ($10,000 investment minus $475 sales load = $9,525).

**	Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a 1.00% contingent deferred sales charge (CDSC). The maximum CDSC is 5.00% on any redemption less than one year from the purchase date.

(1)	The Fund commenced operations for all share classes on April 30, 2004.

†	The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

Annual Shareholder Report

Mid Corp America Fund	As of 12/31/09

Management’s Discussion of Fund Performance

Portfolio Manager: Christopher M. Rowane, CFA, MBA

Senior Vice President

Huntington Asset Advisors, Inc.

For the fiscal year ended December 31, 2009, the Huntington Mid Corp America Fund produced total returns (not including the deduction of applicable sales charges) of 32.69%, 32.29% and 31.65% for the Fund’s Institutional Shares, Class A Shares and Class B Shares respectively, based on net asset value. In the same period the Fund’s benchmark, the Standard & Poor’s MidCap 400 Index (S&P 400),1 produced a total return of 37.38% and the Russell Midcap Index (RMCI)2 produced a total return of 40.48%, while the Lipper Mid Cap Core Average (LMCC)3 returned 36.81%.

The Fund experienced a great level of volatility during 2009, subjected to the market lows in March and a strong rebound toward year’s end. The highlight of the mid cap market was that it presented one of the greatest rebounds in 2009 among other indices, outpacing large and small caps by over 1000 basis points, as represented by the Standard & Poor’s 500 Index (S&P 500)4 and the Standard & Poor’s Small Cap 600 Index (S&P 600)5 respectively. The Fund underperformed the S&P 400 for 2009, mainly due to being defensive and maintaining higher quality securities. According to a Morningstar research report, only 22% of active mid cap managers have outpaced the S&P 400 index in the past decade, leading us to a strategy where managing risk might be as important as performance in these volatile markets.

The Fund was underweighted in the Consumer Discretionary, Financials, Technology and Utilities sectors, while overweighted in the Energy, Healthcare and Industrials sectors. The performance impact of being underweight in Consumer Discretionary lead to underperformance in the Fund even with holdings like J. Crew and Nordstrom which gained 348% and 191% respectively, for the year. The underweight in Financials proved to be a great benefit to performance, avoiding some of the weakest performers in the mid cap universe. Healthcare proved to be another bright spot in sector weighting as well as security selection, but not without some volatile holdings, like Life Technologies gaining 124% and Cephalon falling 19% over the year. The greatest impact came with the under-exposure to Technology, with the index sector holdings registering a 60% return versus the portfolio’s return of 48% for this sector. The challenge was finding companies that meet the quality earnings profile without the added incremental risk. The Fund focused on the long-term sector and stock selection attributes that have added to its performance over volatile cycles. The Fund maintained a higher number of holdings than some of its peers to provide greater diversification.6

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412.

¿	The composition of the Fund’s holdings is subject to change.

(1)	The S&P 400 is a capitalization weighted index comprised of common stocks representing all major industries in the mid-cap range of the U.S. stock market. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an Index.

(2)	The RMCI measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 26% of the total market capitalization of the Russell 1000 Index. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an Index.

(3)	LMCC figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling in the category indicated. They do not reflect sales charges.

(4)	The S&P 500 is a capitalization-weighted index comprised of 500 stocks and designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an Index.

(5)	The S&P 600 is a capitalization-weighted index representing all major industries in the small-cap range of the U.S. stock market. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an Index.

(6)	Diversification does not assure a profit nor protect against loss.

Annual Shareholder Report

Mid Corp America Fund (Continued)

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns, at load, include the maximum 4.75% sales charge for the Class A Shares and the applicable contingent deferred sales charge for the Class B Shares, maximum of 5.00%.

Class	Expense Ratios
A	1.56%
B	2.06%
Institutional	1.31%

The above expense ratios are from the Funds’ prospectus dated August 1, 2009. Additional information pertaining to the Fund’s expense ratio as of December 31, 2009 can be found in the financial highlights.

The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 400, RMCI and LMCC have been adjusted to reflect reinvestment of dividends on securities in the indices and average.

*	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 4.75% ($10,000 investment minus $475 sales load = $9,525).

**	Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund does not reflect a contingent deferred sales charge (CDSC) on any redemptions over six years from the purchase date. The maximum CDSC is 5.00% on any redemption less than one year from the purchase date.

(1)	The Fund commenced operations for all Share classes on March 1, 2001.

†	The S&P 400 and RMCI are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund’s performance. The indices are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index. The LMCC represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling in the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a Fund’s performance.

Annual Shareholder Report

New Economy Fund	As of 12/31/09

Management’s Discussion of Fund Performance

Portfolio Manager: Randy Hare

Vice President

Huntington Asset Advisors, Inc.

For the fiscal year ended December 31, 2009, the Huntington New Economy Fund produced total returns (not including the deduction of applicable sales charges) for the Fund’s Institutional Shares, Class A Shares and Class B Shares of 39.20%, 38.87% and 38.20% respectively, based on net asset value. The Fund’s benchmark, the Standard & Poor’s Mid Cap 400 Index (S&P 400),1 had a total return of 37.38%, while the Standard & Poor’s MidCap 400/Citigroup Growth Index (S&P 400 CG)2 had a total return of 41.08% for the fiscal year. The Fund outperformed its benchmark for the fiscal year ended December 31, 2009.

The Fund’s holdings remained invested in companies producing or benefiting from increased productivity trends. The Fund’s largest sector positions were concentrated in the Technology sector as well as the Industrial sector. The Funds smallest sector concentrations were in the Utilities and Telecommunication Services sectors. Price volatility and trading activity were the fundamental factors providing the largest source of positive active exposure. Dividend yield was the fundamental factor providing the largest negative active exposure for the Fund.

The Fund’s performance relative to the benchmark was affected by both sector selection and individual stock selection. The Financial sector underweight provided the largest variation in sector performance relative to the S&P 400 benchmark. The Financial sector was the worst performing sector of the S&P 400 and the Fund’s relative underweight aided in the performance of the Fund. In addition, the Fund’s underweight of the Utility sector provided some additional relative performance benefit. The source for the largest underperformance relative to the benchmark was the Fund’s average cash position which was in excess of 5%. The Fund’s overweight position in the Energy sector provided a small negative performance for the Fund during the year. The remaining relative sector weights provided minimal contribution versus the Fund’s benchmark. The Fund’s sector selection process during 2009 continued to be driven by the sector strategy of Huntington Asset Advisors, Inc.

The largest single factor driving performance was the Fund’s stock selection. The Fund’s investments in STEC, Inc. provided the largest contribution to return from an individual holding. CF Industries and Life Technologies Corp. provided additional positive performance for the Fund. On the negative side, performance was driven by the Fund’s holdings of Sequenom Inc., Strayer Education and Conmed Corp. Overall the stock selection process applied to the Fund provided for positive returns for the year ended December 31, 2009.

¿	The composition of the Fund’s holdings is subject to change.

(1)	The S&P 400 is a capitalization-weighted index comprised of common stocks representing all major industries in the mid-range of the U.S. stock market. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an Index.

(2)	The S&P 400 CG is designed to provide a comprehensive measure of mid-cap U.S. equity “growth” performance. It is a float adjusted market capitalization weighted index comprised of stocks representing approximately half the market capitalization of the S&P MidCap 400 that have been identified as being on the growth end of the growth-value spectrum. Indices are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an Index.

Annual Shareholder Report

New Economy Fund (Continued)

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns, at load, include the maximum 4.75% sales charge for the Investment A Shares and the applicable contingent deferred sales charge for the Investment B Shares, maximum of 5.00%.

Class	Expense Ratios
A	1.69%
B	2.19%
Institutional	1.44%

The above expense ratios are from the Funds’ prospectus dated August 1, 2009. Additional information pertaining to the Fund’s expense ratio as of December 31, 2009 can be found in the financial highlights.

The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 400 and S&P 400 CG have been adjusted to reflect reinvestment of dividends on securities in the indices.

*	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 4.75% a ($10,000 investment minus $475 sales load = $9,525).

**	Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund does not reflect a contingent deferred sales charge (CDSC) on any redemptions over six years from the purchase date. The maximum CDSC is 5.00% on any redemption less than one year from the purchase date.

(1)	The Fund commenced operations for all classes on March 1, 2001.

†	The S&P 400 and S&P 400 CG are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The indices are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index.

Annual Shareholder Report

Real Strategies Fund	As of 12/31/09

Management’s Discussion of Fund Performance

Portfolio Manager: Peter Sorrentino, CFA

Vice President

Huntington Asset Advisors, Inc.

For the fiscal year ended December 31, 2009, the Huntington Real Strategies Fund produced total returns (not including the deduction of applicable sales charges) of 32.33%, 31.82% and 31.16% for Institutional Shares, Class A Shares and Class B Shares, respectively, based upon net asset value. The Fund outperformed its benchmark, the S&P GSCI® Index,1 which had a total return of 13.49%. The Fund also outperformed the Standard & Poor’s 500 Index (S&P 500),2 which returned 26.46% and the Real Strategies Indices Blend,3 which returned 27.96% for the same period.

The Fund’s performance during the year was achieved during the March through October time frame, as the flood of liquidity unleashed by central banking authorities around the world quickly re-inflated the prices for raw materials. The rationale for this has been threefold, with investor expectations for growth in developing regions to continue unabated concurrent with the belief that the developed economies are attempting to stimulate their economies by providing cheap liquidity that, ultimately, leads to inflation. These are all factors which favor increasingly scarce industrial inputs, energy and precious metals. Many of the commodities-related companies the Fund invests in tend to reap the benefits of this market environment.

Nowhere was this dynamic more clearly apparent than in Brazil as the Bovespa Index4 finished 2009 with an advance of almost 200%. Half of this return was attributable to the price action of the Brazilian stock market and the balance was attributable to the performance of the Brazilian real versus the U.S. dollar. Beginning 2009 at a rate of 2.3 real to the dollar, the real strengthened to an exchange rate of 1.72 real to the dollar. The Fund’s participation, which was sold in late October, came through investments in Vale 118%, Petrobras 103% and Cosan 130%. The sales were made in response to the imposition of a 2% tax on foreign investment transactions intended to head off a potential bubble in Brazilian asset values. Domestic companies became beneficiaries of this recovery as well, the best example of which are the Fund’s shares of equipment maker Bucyrus International. Starting the year at $20.20, shares of Bucyrus closed at $56.37, up 179%.

In light of price advances such as those highlighted, it would be legitimate to ask why the performance of the Fund was not greater. To answer that is to repeat a theme espoused over the last two years: hard asset prices are being driven by cheap, easy credit, not their inherent economic fundamentals. This is the rationale behind the October sale of the Brazilian holdings, to recognize that, at a certain level, asset prices are not defensible and to take action to defend shareholder value. The same holds true for shares of Bucyrus, upon which call options have been written systematically against a portion of the Fund’s holding to create a buffer against a corrective price action. While these actions have dampened the price volatility of the Fund during the past fiscal year, they have come at a price—the opportunity cost, or incremental return that could have been earned were a more aggressive approach adopted. The intent of this approach is to meaningfully participate in price advances but first and foremost to avoid holding assets during the speculative blow-off phase.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412.

¿	The composition of the Fund’s holdings is subject to change.

(1)

The S&P GSCI® Index measures general price movements and inflation in the world economy. The Index is calculated primarily on a world production-weighted basis and is comprised of the principal physical commodities that are the subject of active, liquid futures markets. The Fund’s investment adviser elected to change the benchmark index from the S&P 500 to the S&P GSCI® Index because the S&P GSCI® Index is more reflective of the securities in which the Fund invests. The indices are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index.

(2)	The S&P 500 is a capitalization-weighted Index comprised of 500 stocks and is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an Index.

(3)	The Real Strategies Indices Blend is a custom blended index comprised of the following two indices with their noted respective weightings; Reuters/Jefferies CRB Total Return Index (50%) and NAREIT Index (50%). The Reuters/Jefferies CRB Total Return Index is a commodity index, a basket of exchange-traded futures contracts representing long-only positions in underlying commodities. Indices typically include a variety of commodity sectors to provide investors broader exposure to commodities as an asset class and free the investor from the mechanics of future trading (e.g., contract rolling and physical delivery). The index return does not reflect the deduction of expenses, which have been deducted from the Fund’s returns. The Index return assumes reinvestment of all distributions and does not reflect the deduction of taxes and fees. Individuals cannot invest directly in the Index, however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of benchmark Index. The NAREIT represents returns for the National Association of Real Estate Investment Trust Equity Index. The indices are unmanaged and, unlike the Fund, are not affected by cashflows.

(4)	The Bovespa Index is a total return index weighted by traded volume and is comprised of the most liquid stocks traded on the Sao Paulo Stock Exchange.

Annual Shareholder Report

Real Strategies Fund (Continued)

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns, at load, include the maximum 4.75% sales charge for the Class A Shares and the applicable contingent deferred sales charge for the Class B Shares, maximum of 5.00%.

Class	Expense Ratios
A	1.63%
B	2.13%
Institutional	1.38%

The above expense ratios are from the Funds’ prospectus dated August 1, 2009. Additional information pertaining to the Fund’s expense ratio as of December 31, 2009 can be found in the financial highlights.

The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500, S&P GSCI and CRB/NAREIT have been adjusted to reflect reinvestment of dividends on securities in the indices.

*	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 4.75% ($10,000 investment minus $475 sales load = $9,525).

**	Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a 3.00% contingent deferred sales charge (CDSC). The maximum CDSC is 5.00% on any redemption less than one year from the purchase date.

(1)	The Fund commenced operations for all Share classes on May 1, 2007.

†	The S&P 500, S&P GSCI and CRB/NAREIT are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The indices are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index.

Annual Shareholder Report

Rotating Markets Fund	As of 12/31/09

Management’s Discussion of Fund Performance

Portfolio Manager: Paul Koscik, JD

Vice President

Huntington Asset Advisors, Inc.

For the fiscal year ended December 31, 2009, the Huntington Rotating Markets Fund produced total returns (not including the deduction of applicable sales charges) of 33.64%, 33.32% and 32.98% for Institutional Shares, Class A Shares and Class B Shares, respectively, based on net asset value. The Fund outperformed the total return of 26.46% for the Fund’s benchmark, the Standard & Poor’s 500 Index (S&P 500).1

The year 2009 began with the world’s equity markets mired in one of the worst “Bear Markets” in generations. Because the large cap segment tends to outperform the other segments of the stock market during such declines, the Fund had been invested in that segment since February 2008. In March of 2009, the Bear Market bottomed. Because international equities in general and emerging markets in particular had endured steep price declines, valuations had become very attractive. Cheap valuations coupled with projected higher growth rates than the U.S., made the global segment very attractive. For these reasons, the Fund rotated out of the large cap segment and into the global segment in April.2 The Fund focused on purchasing international Exchange Traded Funds (ETFs)3 with particular emphasis on emerging markets.

The primary reason for the Fund’s relative outperformance to its benchmark, was the decision to rotate out of the large cap segment of the stock market and into the global segment. From the date of the rotation in April through the end of 2009, the iShares MSCI EMU Index Fund and the iShares MSCI Pacific Ex-Japan Index Fund had returns of 53% and 55%, respectively. These were the two largest international ETF holdings in the Fund and they significantly contributed to the outperformance of the Fund.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412.

¿	The composition of the Fund’s holdings is subject to change.

(1)	The S&P 500 is a capitalization-weighted index comprised of 500 stocks and is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an Index.

(2)	International investing involves special risks including currency risk, political risk, increased volatility of foreign securities, and differences in auditing and other financial standards.

(3)	An investment in an exchange-traded fund (“ETF”) generally presents the same primary risks as an investment in a fund that is not exchange traded and may also be subject to other risks, such as: (i) ETF shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; and (iii) trading of an ETF’s shares may be halted by the listing exchange’s officials. investment in real estate, such as limited liquidity and interest rate risks.

Annual Shareholder Report

Rotating Markets Fund (Continued)

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns, at load, include the maximum 4.75% sales charge for the Class A Shares and the applicable contingent deferred sales charge for the Class B Shares, maximum of 5.00%.

Class	Expense Ratios
A	1.43%
B	1.93%
Institutional	1.18%

The above expense ratios are from the Funds’ prospectus dated August 1, 2009 (Amended November 3, 2008). Additional information pertaining to the Fund’s expense ratio as of December 31, 2009 can be found in the financial highlights.

The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect reinvestment of dividends on securities in the index.

*	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 4.75% ($10,000 investment minus $475 sales load = $9,525).

**	Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund does not reflect a contingent deferred sales charge (CDSC) on any redemptions over six years from the purchase date. The maximum CDSC is 5.00% on any redemption less than one year from the purchase date.

(1)	Institutional Shares and Class A Shares commenced operations on May 1, 2001 and Class B Shares commenced operations on May 1, 2007.

(2)	Prior to May 1, 2007, performance is based on the performance of Class A Shares, adjusted for the Class B Shares 12b-1 fees and CDSC.

†	The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

Annual Shareholder Report

Situs Fund	As of 12/31/09

Management’s Discussion of Fund Performance

Portfolio Manager: B. Randolph Bateman, CFA

Chief Investment Officer

Huntington Asset Advisors, Inc.

For the fiscal year ended December 31, 2009, the Huntington Situs Fund produced total returns (not including the deduction of applicable sales charges) of 36.86%, 36.52% and 35.93% for Institutional Shares, Class A Shares and Class B Shares, respectively, based on net asset value. The Fund experienced a strongly positive relative performance versus its benchmark, the Standard & Poor’s Small Cap 600 Index (S&P 600),1 which had a total return of 25.57% for the same reporting period. This represented a return for the Fund (Institutional Shares) that was 1129 basis points above the benchmark index. The Fund also outperformed the Standard & Poor’s 500 Index (S&P 500),2 the broader stock market index, which had a return of 26.46% for the reporting period.

The Fund continued to focus on its approach of utilizing, among other things, strict quantitative analysis, industry sector emphasis or de-emphasis according to the strict guidelines established by Huntington Asset Advisors, Inc.’s (“HAA”) Investment Policy Committee and selecting stocks of companies with geographical location advantages. These factors have contributed to the Fund outperforming its benchmark for the longer term and were crucial in the over performance achieved in 2009.

During the reporting period, we predicted a slower economic growth period for the coming year but with the expectation that the monetary and fiscal stimulus enacted in the prior year would extract the economy from recession. Therefore, the Fund made significant emphasis upon those cyclical areas of the economy. The Materials, Energy and Industrials sectors were maintained in an overweight posture during the entire year. The Fund was underexposed to Financials and Consumer sectors during much of the year, as charge-offs impacted bank earnings and the consumer was wary as a result of rising unemployment. Following the first quarter, however, the economy began to show signs of recovery and investors began to take advantage of low market valuations. HAA’s quantitative models did not perform well in identifying individual stocks that would outperform, so virtually the entire fund performance was due to sector weighting strategies. Toward the last weeks of the year, the manager employed several call option strategies to help protect the outstanding gains in the portfolio and increase cash flow into the portfolio.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412.

¿	The composition of the Fund’s holdings is subject to change.

(1)	The S&P 600 is a capitalization-weighted index representing all major industries in the small-cap range of the U.S. stock market. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an Index.

(2)	The S&P 500 is a capitalization-weighted index comprised of 500 stocks and designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an Index.

Annual Shareholder Report

Situs Fund (Continued)

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns, at load, include the maximum 4.75% sales charge for the Class A Shares and the applicable contingent deferred sales charge for the Class B Shares, maximum of 5.00%.

Class	Expense Ratios
A	1.59%
B	2.09%
Institutional	1.34%

The above expense ratios are from the Funds’ prospectus dated August 1, 2009. Additional information pertaining to the Fund’s expense ratio as of December 31, 2009 can be found in the financial highlights.

The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 600 and S&P 500 have been adjusted to reflect reinvestment of dividends on securities in the indices.

*	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 4.75% ($10,000 investment minus $475 sales load = $9,525).

**	Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund does not reflect a contingent deferred sales charge (CDSC) on any redemptions over six years from the purchase date. The maximum CDSC is 5.00% on any redemption less than one year from the purchase date.

(1)	The Fund commenced operations for all classes on September 30, 2002.

†	The S&P 600 and S&P 500 are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The indices are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index.

Annual Shareholder Report

Technical Opportunities Fund	As of 12/31/09

Management’s Discussion of Fund Performance

Co-Portfolio Managers:

Martina Cheung, CFA, CMT, MBA

Vice President

Portfolio Manager: Paul Koscik, JD

Vice President

Huntington Asset Advisors, Inc.

For the fiscal year ended December 31, 2009, the Huntington Technical Opportunities Fund produced total returns (not including the deduction of applicable sales charges) of 16.91%, 16.52% and 16.16% for Institutional Shares, Class A Shares and Class B Shares, respectively, based on net asset value. The Fund underperformed the total return of 26.46% for the Fund’s benchmark, the Standard & Poor’s 500 Index (S&P 500) for the same time period.1

The year 2009 began with the stock market mired in one of the worst Bear Markets in financial history. The Technical Opportunities Fund began the year with a portfolio structured to ameliorate the damage caused by the Bear Market. The Fund hedged the downside by purchasing Exchange Traded Funds (ETFs)2 that rise in value as the stock market falls. Examples of such holdings were securities that short the S&P 500 Index, the Russell 1000 Index3, and the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East Index (MSCI-EAFE)4. The strategy worked well as the Fund outperformed the S&P 500 by 650 basis points by early March. The stock market bottomed in mid-March and began one of the strongest rallies in history. The hedging strategy that did so much to reduce downside risk produced underperformance as the equity rally gained momentum. The Fund’s portfolio was restructured to address the changing equity environment. The underperformance ended in late July with the Fund trailing the S&P 500 by more than 800 basis points. From that point, the Fund’s exposure to Emerging Markets, the MSCI-EAFE, as well as cyclical and energy exposure began to help performance. After July, the Fund outperformed the S&P 500 for the balance of the year.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412.

¿	The composition of the Fund’s holdings is subject to change.

(1)	The S&P 500 is a capitalization-weighted index comprised of 500 stocks and is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an Index.

(2)	An investment in an exchange-traded fund (“ETF”) generally presents the same primary risks as an investment in a fund that is not exchange traded and may also be subject to other risks, such as: (i) ETF shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; and (iii) trading of an ETF’s shares may be halted by the listing exchange’s officials. The Fund may invest in Ultrashort ETF’s which are subject to additional risks.

(3)

The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 90% of the U.S. market. It is not possible to invest directly in an Index.

(4)	The MSCI-EAFE is a market capitalization-weighted equity index comprising 20 of the 48 countries in the MSCI universe and representing the developed world outside of North America. Each MSCI country index is created separately, then aggregated, without change, into MSCI indices. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an Index.

Annual Shareholder Report

Technical Opportunities Fund (Continued)

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns, at load, include the maximum 4.75% sales charge for the Class A Shares and the applicable contingent deferred sales charge for the Class B Shares, maximum of 5.00%.

Class	Expense Ratios
A	2.83%
B	3.33%
Institutional	2.58%

The above expense ratios are from the Funds’ prospectus dated August 1, 2009. Additional information pertaining to the Fund’s expense ratio as of December 31, 2009 can be found in the financial highlights.

The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect reinvestment of dividends on securities in the index.

*	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 4.75% ($10,000 investment minus $475 sales load = $9,525).

**	Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a 4.00% contingent deferred sales charge (CDSC). The maximum CDSC is 5.00% on any redemption less than one year from the purchase date.

(1)	The Fund commenced operations for all Share classes on May 1, 2008.

†	The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

Annual Shareholder Report

Fixed Income Securities Fund	As of 12/31/09

Management’s Discussion of Fund Performance

Portfolio Manager: Kirk Mentzer, MBA

Senior Vice President and Director of Research

Huntington Asset Advisors, Inc.

For the fiscal year ended December 31, 2009, the Huntington Fixed Income Securities Fund’s Institutional Shares, Class A Shares and Class B Shares produced total returns (not including the deduction of applicable sales charges) of 5.36%, 5.10% and 4.58%, respectively, based on net asset value. These returns compared to the Fund’s benchmark, the Barclays Government/Credit Bond Index (BGCBI),1 which had a total return of 4.52% for the same period. Despite the strong showing vs. its benchmark, the Fund’s returns were below the 12.89% total return of the Lipper Intermediate Investment Grade Debt Funds Average,2 the Fund’s peer group.

In 2009, corporate bonds posted their best annual return since 2000 and gained 2.8% for the fourth quarter. Agency and mortgage securities had an outstanding year as well, with gains exceeding 4% above Treasury markets. The flight to quality faded for Treasury securities, leaving them as one of the worst performing segments for the year and final quarter of 2009.3 For the year, broad fixed income market indices produced a total return of 4.52%, as measured by the BGCBI.

The Fund generated competitive returns for its fiscal year compared to its benchmark index. Positive contributors to Fund performance included tactical purchases in the first quarter to increase credit exposure and enhance portfolio yields during historically wide yield premiums. Our strategy was designed to capture significant yield premiums when the market was extremely distressed. By April, conditions began to improve and these holdings generated significant total return for the Fund. Detractors from Fund relative performance mainly came later in the year as the portfolio was being upgraded to higher quality issuers. Purchases of Treasury and Agency securities did not produce the total returns expected and relative performance was negatively impacted.

The Fund’s selection efforts in the first half of the year were successful, with corporate issuers providing the best upside performance. Winners for the year included Prudential PLC preferred, Hospitality Properties, ING Group preferred, Kimco Realty, and Dean Witter (Morgan Stanley). On the negative side, our decision to upgrade portfolios was early and as a result the strong relative performance was dampened. Laggards for the year were all longer maturity Treasury bonds. Overall for the year, the Fund’s exposure to corporate bonds was strongly accretive to performance despite becoming more muted due to higher selectivity in the final quarter of 2009.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412.

¿	The composition of the Fund’s holdings is subject to change.

(1)	The BGCBI comprises bonds that are investment grade rated Baa or higher by Moody’s or BBB or higher by Standard & Poor’s, if unrated by Moody’s. Issues must have at least one year to maturity. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an Index.

(2)	Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. They do not reflect sales charges.

(3)	Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.

Annual Shareholder Report

Fixed Income Securities Fund (Continued)

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns, at load, include the maximum 3.75% sales charge for the Class A Shares and the applicable contingent deferred sales charge for the Class B Shares, maximum of 5.00%.

Class	Expense Ratios
A	1.31%
B	1.81%
Institutional	1.06%

The above expense ratios are from the Funds’ prospectus dated August 1, 2009. Additional information pertaining to the Fund’s expense ratio as of December 31, 2009 can be found in the financial highlights.

The Fund’s performance assumes the reinvestment of all dividends and distributions. The BGCBI has been adjusted to reflect reinvestment of dividends on securities in the index.

*	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 3.75% ($10,000 investment minus $375 sales load = $9,625).

**	Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund does not reflect a contingent deferred sales charge (CDSC) on any redemptions over six years from the purchase date. The maximum CDSC is 5.00% on any redemption less than one year from the purchase date.

(1)	Class B Shares commenced operations on May 1, 2000. Prior to May 1, 2000, performance is based on the performance of Class A Shares, adjusted for the Class B Shares 12b-1 fees and CDSC.

†	The BGCBI is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

Annual Shareholder Report

Intermediate Government Income Fund	As of 12/31/09

Management’s Discussion of Fund Performance

Portfolio Manager: William G. Doughty, MBA

Vice President

Huntington Asset Advisors, Inc.

For the fiscal year ended December 31, 2009, the Huntington Intermediate Government Income Fund produced total returns (not including the deduction of applicable sales charges) of 1.86%, 1.60%, and 1.10% for Institutional Shares, Class A Shares and Class B Shares, respectively, based on net asset value. This compared with the Barclays Intermediate Government/Credit Index (BIGC), (the Fund’s benchmark) return of 5.24%,1 the Merrill Lynch U.S. Treasuries/Agencies 1-10 Years Index (MLTA 1-10) return of (0.49)%2 and the Lipper Short-Intermediate Government Funds Average of 3.58%3 for the same period.

During 2009, the Barclays U.S. Aggregate Bond Index,4 which represents a broad bond market index, showed a return of 5.93%. Sector performance favored the corporate bond market by a wide margin. The year saw a complete reversal in sector performance where the worst performers of 2008 were the best performing sectors in 2009. The Fund’s under- performance against its benchmark index, the BIGC, was due to the asset mix of the portfolio. The Fund had a heavy weighting in the two asset classes that had the two worst returns in 2009, Treasuries and Agencies. The Mortgage portion of the portfolio benefited the Fund, as mortgages had a positive return in 2009 due to the Treasury’s massive purchase program of mortgage-backed securities during the year.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance maybe lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412.

¿	The composition of the Fund’s holdings is subject to change.

Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.

(1)	The BIGC is a market value weighted performance benchmark for government and corporate fixed-rate debt issues with maturities between one and ten years. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an Index.

(2)	The MLTA 1-10 tracks the current 10-year Treasury securities. This index is produced by Merrill Lynch, Pierce, Fenner & Smith, Inc. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an Index.

(3)	Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. They do not reflect sales charges.

(4)	The Barclay’s U.S. Aggregate Bond Index is composed of securities from the Barclay’s Government/Corporate Bond Index, Mortgage Securities Index and the Asset Based Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an Index.

Annual Shareholder Report

Intermediate Government Income Fund (Continued)

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns, at load, include the maximum 3.75% sales charge for the Class A Shares and the applicable contingent deferred sales charge for the Class B Shares, maximum of 5.00%.

Class	Expense Ratios
A	1.32%
B	1.82%
Institutional	1.07%

The above expense ratios are from the Funds’ prospectus dated August 1, 2009. Additional information pertaining to the Fund’s expense ratio as of December 31, 2009 can be found in the financial highlights.

The Fund’s performance assumes the reinvestment of all dividends and distributions. The BIGC and MLTA 1-10 have been adjusted to reflect reinvestment of dividends on securities in the indices.

*	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 3.75% ($10,000 investment minus $375 sales load = $9,625).

**	Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund does not reflect a contingent deferred sales charge (CDSC) on any redemption over six years from the purchase date. The maximum CDSC is 5.00% on any redemption less than one year from the purchase date.

(1)	Class B Shares commenced operations on May 12, 2003. Prior to May 12, 2003, performance is based on the performance of Class A Shares adjusted for the Class B Shares 12b-1 fees and CDSC.

†	The BIGC and MLTA 1-10 are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The indices are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index.

Annual Shareholder Report

Mortgage Securities Fund	As of 12/31/09

Management’s Discussion of Fund Performance

Co-Portfolio Managers:

William G. Doughty, MBA

Vice President

Gustave J. Seasongood

Vice President

Huntington Asset Advisors, Inc.

For the fiscal year ended December 31, 2009, the Huntington Mortgage Securities Fund produced returns (not including the deduction of applicable sales charges) of 5.17%, 4.85%, and 4.41% for its Institutional Shares, Class A Shares and Class B Shares, respectively, based on net asset value. This compares to a return of 5.89% for the Fund’s benchmark, the Barclays Mortgage Backed Securities Index (BMBSI),1 and the Lipper U.S. Mortgage Funds Average2 return of 9.10% for the same reporting period.

During 2009 the mortgage market saw a narrowing of spreads, as the Federal Reserve purchased more mortgages than were created in 2009. Within the mortgage-backed sector, Hybrid ARMS (Adjustable Rate Mortgages) performed the best, followed by 30 year conventional mortgages and GNMA (Government National Mortgage Association) mortgages which performed in line with each other and the benchmark, while 15 year conventional mortgages lagged the market. Underperformance of the Fund was the result of an underweighting of the best performing mortgages and an overweighting of 15 and 20 year mortgages, due to our defensive stance in the market.3 Also, the Fund mostly held lower coupon mortgage-backed securities, while the government was purchasing higher coupon securities. The Agency positions also had a negative effect on the portfolio. Mortgages had a return of 5.89%, as measured by the BMBSI for the year compared to a return of (3.72)% for Treasuries. The 5% exposure to the REITs (Real Estate Investment Trusts)4 market helped the Fund return. As measured by the NAREIT Index (NAREIT),5 REITs produced a total return of 27.45% for the year.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance maybe lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412.

¿	The composition of the Fund’s holdings is subject to change.

Bond prices are sensitive to changes in interest rates, and a rise in interest rates can cause a decline in their prices.

(1)	The BMBSI is composed of all fixed securities mortgage pools by the Government National Mortgage Association (GNMA), Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, including GNMA Graduated Payment Mortgages. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an Index.

(2)	Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. They do not reflect sales charges

(3)	The value of some mortgage-backed securities may be particularly sensitive to changes in prevailing interest rates, and although the securities are generally supported by some form of government or private insurance, there is no assurance that private guarantors or insurers will meet their obligations.

(4)	Investments in REITs involve special risks associated with an investment in real estate, such as limited liquidity and interest rate risks.

(5)	The NAREIT Index represents returns for the National Association of Real Estate Investment Trust Equity Index. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an Index.

Annual Shareholder Report

Mortgage Securities Fund (Continued)

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns, at load, include the maximum 3.75% sales charge for the Class A Shares and the applicable contingent deferred sales charge for the Class B Shares, maximum of 5.00%.

Class	Expense Ratios
A	1.35%
B	1.85%
Institutional	1.10%

The above expense ratios are from the Funds’ prospectus dated August 1, 2009. Additional information pertaining to the Fund’s expense ratio as of December 31, 2009 can be found in the financial highlights.

The Fund’s performance assumes the reinvestment of all dividends and distributions. The BMBSI has been adjusted to reflect reinvestment of dividends on securities in the index.

*	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 3.75% ($10,000 investment minus $375 sales load = $9,625).

**	Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund does not reflect a contingent deferred sales charge (CDSC) on any redemption over six years from the purchase date. The maximum CDSC is 5.00% on any redemption less than one year from the purchase date.

(1)	Class B Shares commenced operations on May 13, 2003. Prior to May 13, 2003, performance is based on the performance of Class A Shares, adjusted for the Class B Shares 12b-1 fees and CDSC.

†	The BMBSI is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

Annual Shareholder Report

Ohio Tax-Free Fund	As of 12/31/09

Management’s Discussion of Fund Performance

Portfolio Manager: Kathy Stylarek

Vice President

Huntington Asset Advisors, Inc.

For the fiscal year ended December 31, 2009, the Huntington Ohio Tax-Free Fund’s Institutional Shares, Class A Shares and Class B Shares produced total returns (not including the deduction of applicable sales charges) of 5.05%, 4.74%, and 4.27%, respectively, based on net asset value. The Fund’s benchmark, the Barclays 7-Year Municipal Bond Index (B7MB),1 returned 7.61% for the same period. The Lipper Other States Intermediate Municipal Debt Funds Average,2 the Fund’s peer group, had a total return of 8.80% for the reporting period. The Fund was positioned more defensively than its benchmark with a shorter duration, which resulted in relative underperformance. Further, the Fund was positioned with a shorter duration of 4.7 years, in an effort to reduce interest rate risk.3

The Fund was positively impacted by the strong performance of municipals during the fiscal year. Municipal bonds began the year with the ratio of municipals to Treasuries paying 150-200% of what Treasury yields were paying.4 By the end of the year the yield ratio of municipals to treasuries was back to a more historically normal range of 74%. The number of new deals continued to increase but at a decreasing rate throughout the year. Also, it should be mentioned that approximately 30% of the new deals that came to market were of the Build America Bond (taxable) type that did not help us with the inventory shortage.

In general, the low quality bond sector began the year strong but then dipped in value. The second half of 2009 recouped about half of the gains picked up in the high yield, long bond market. Additionally, the bond sector exhibited a great deal of volatility with buy and sell spreads widening. However, the Fund’s steady performance in the municipal market came from its holdings in higher quality general obligation and essential service bonds. The yield spread between low quality and high quality bonds began to widen especially during the second half of the fiscal year. The best predictable value was from the highest quality municipals, which positively affected the Fund’s performance. We were also able to capitalize on some sectors that we usually do not participate in because bonds are priced with not enough yield. We took positions in some Housing bonds and some Zero Coupon bonds that offered good value against the current yield curve. The Housing bonds gave us the ability to shorten the duration while maintaining the same yield. The Zero Coupon bonds also offered good yield and offset some of the NAV reduction from the Premium Bond amortization within the fund. Both sectors offered stability and yield. Our focus remained on the non-AMT bonds, which pay income that is tax-free.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412.

¿	The composition of the Fund’s holdings is subject to change.

(1)	The B7MB is comprised of intermediate term, investment grade, tax-exempt bonds with maturities between 6 and 8 years. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an Index.

(2)	Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the respective category indicated. They do not reflect sales charges.

(3)	Duration is a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

(4)	Bond prices are sensitive to changes in interest rates, and a rise in interest rates can cause a decline in their prices.

Income generated by this Fund may be subject to the federal alternative minimum tax.

Annual Shareholder Report

Ohio Tax-Free Fund (Continued)

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns, at load, include the maximum 3.75% sales charge for the Class A Shares and the applicable contingent deferred sales charge for the Class B Shares, maximum of 5.00%.

Class	Expense Ratios
A	1.47%
B	1.97%
Institutional	1.22%

The above expense ratios are from the Funds’ prospectus dated August 1, 2009. Additional information pertaining to the Fund’s expense ratio as of December 31, 2009 can be found in the financial highlights.

The Fund’s performance assumes the reinvestment of all dividends and distributions. The B7MB has been adjusted to reflect reinvestment of dividends on securities in the index.

*	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 3.75% ($10,000 investment minus $375 sales load = $9,625).

**	Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund does not reflect a contingent deferred sales charge (CDSC) on any redemption over six years from the purchase date. The maximum CDSC is 5.00% on any redemption less than one year from the purchase date.

(1)	Class B Shares commenced operations on May 2, 2003. Prior to May 2, 2003, performance is based on the performance of Class A Shares adjusted for the Class B Shares 12b-1 fees and CDSC.

†	The B7MB is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

Annual Shareholder Report

Short/Intermediate Fixed Income Securities Fund	As of 12/31/09

Management’s Discussion of Fund Performance

Portfolio Manager: William G. Doughty, MBA

Vice President

Huntington Asset Advisors, Inc.

For the fiscal year ended December 31, 2009, the Huntington Short/Intermediate Fixed Income Securities Fund produced total returns (not including the deduction of applicable sales charges) of 7.70% and 7.43%, for the Fund’s Institutional Shares and Class A Shares, respectively, based on net asset value. This compared with the Merrill Lynch 1-5 Year Corporate/Government Credit Index (ML 1-5YGC) (the Fund’s benchmark index) return of 4.89%1 and the Lipper Short-Intermediate Investment Grade Debt Fund Average of 11.84%2 for the same period.

In 2009, the Fund outperformed its benchmark index due to the underweight in the Treasury market and overweight in corporate bonds versus the benchmark. During the year, Treasuries were by far the worst performer with a return of (3.72)% for the year.3 Agencies had a return of 0.90%, while corporate bonds had a return of 19.76%. As the year progressed, liquidity returned to the markets and investors were willing to take on more risk. Corporate bonds experienced one of their best years in history as spreads tightened to Treasuries. At fiscal year end, the Fund held 66% of its portfolio in corporate debt, 27% in U.S. agencies, 4% in Treasuries and 3% in cash.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance maybe lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412.

¿	The composition of the Fund’s holdings is subject to change.

(1)	The ML 1-5YGC trades short-term U.S. government securities and short-term domestic investment-grade corporate bonds with maturities between 1 and 4.99 years. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an Index.

(2)	Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. They do not reflect sales charges.

(3)	Bond prices are sensitive to changes in interest rates, and a rise in interest rates can cause a decline in their prices.

Annual Shareholder Report

Short/Intermediate Fixed Income Securities Fund (Continued)

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns, at load, include the maximum 1.50% sales charge for the Class A Shares.

Class	Expense Ratios
A	1.33%
Institutional	1.08%

The above expense ratios are from the Funds’ prospectus dated August 1, 2009. Additional information pertaining to the Fund’s expense ratio as of December 31, 2009 can be found in the financial highlights.

The Fund’s performance assumes the reinvestment of all dividends and distributions. The ML1-5YGC has been adjusted to reflect reinvestment of dividends on securities in the index.

*	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 1.50% ($10,000 investment minus $150 sales load = $9,850).

(1)	Class A Shares commenced operations on May 9, 2003. Prior to May 9, 2003, performance is based on the performance of Institutional Shares adjusted for the Class A Shares 12b-1 fees and sales charge.

†	The ML 1-5YGC is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

Annual Shareholder Report

Huntington Tax-Free Money Market Fund	December 31, 2009

Portfolio of Investments Summary Table	(unaudited)

Asset Allocation	Percentage of Market Value
Demand Notes	74.0%
General Market Notes	23.0%
Commercial Paper	3.0%
Total	100.0%

Portfolio holdings and allocations are subject to change. As of December 31, 2009, percentages in the table above are based on total investments. Such total investments may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund's total net assets.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

Principal Amount		Value

Municipal Bonds — 93.5%
Alabama — 0.4%
$400,000	Birmingham, AL, Medical Clinic Board Revenue, (LOC - SunTrust Bank), 0.350%, 9/1/15 (a)	$400,000
Colorado — 1.2%
350,000	Colorado Housing & Finance Authority, Series B, (Fannie Mae Ins.), 0.230%, 10/15/16 (a)	350,000
350,000	Colorado Housing & Finance Authority, Series E, (Fannie Mae Ins.), 0.230%, 10/15/16 (a)	350,000
500,000	Colorado Housing & Finance Authority, Series H, (Fannie Mae Ins.), 0.230%, 10/15/16 (a)	500,000
		1,200,000
Florida — 22.3%
900,000	Broward County, FL, Educational Facilities Authority Revenue, (LOC - Bank of America N.A.), 0.250%, 4/1/20 (a)	900,000
100,000	Broward County, FL, Educational Facilities Authority Revenue, (LOC - Citibank N.A.), 0.230%, 11/1/31 (a)	100,000
500,000	Broward County, FL, Housing Finance Authority Revenue, (Freddie Mac Ins.), 0.240%, 12/1/29 (a)	500,000
3,990,000	Broward County, FL, School Board, Certificate Participation, (AGM Ins), 0.250%, 7/1/21 (a)	3,990,000
85,000	Charlotte County, FL, Utility Revenue, Series B, (AGM Ins.), 0.230%, 10/1/21 (a)	85,000

Principal Amount		Value

Municipal Bonds — (Continued)
Florida — (Continued)
$550,000	Duval County, FL, Housing Finance Authority Revenue, (LOC - U.S. Bank N.A.), 0.230%, 7/1/25 (a)	$550,000
300,000	Flordia State Board of Education, G.O., Series B, 4.000%, 6/1/10	303,685
1,390,000	Flordia State Department Environmental Protection Preservation Revenue, Series B, (National Reinsurance), 5.000%, 7/1/10	1,415,254
1,580,000	Florida Housing Finance Agency Revenue, Series B, (Fannie Mae Ins.), 0.240%, 8/1/11 (a)	1,580,000
385,000	Florida Hurricane Catastrophe Fund Finance Corp., Revenue, Series A, 4.000%, 7/1/10	388,760
2,500,000	Florida Hurricane Catastrophe Fund Finance Corp., Revenue, Series A, 5.000%, 7/1/10	2,533,509
1,900,000	Florida State Department Environmental Protection Preservation Revenue, Series A, (Assured Guaranty), 0.200%, 7/1/27 (a)	1,900,000
500,000	Florida State Municipal Power Agency Revenue, Series E, (LOC - SunTrust Bank), 0.270%, 10/1/30 (a)	500,000
200,000	Lake Shore, FL, Hospital Authority, Health Facilities Revenue, (LOC - SunTrust Bank), 0.350%, 2/1/21 (a)	200,000
600,000	Miami-Dade County, FL, Industrial Development Authority Revenue, (LOC - Bank of America N.A.), 0.250%, 6/1/22 (a)	600,000

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Tax-Free Money Market Fund	(Continued)

Principal Amount		Value

Municipal Bonds — (Continued)
Florida — (Continued)
$1,000,000	North Broward, FL, Hospital District Revenue, (MBIA Ins. LOC - Wachovia Bank N.A.), 0.180%, 1/15/27 (a)	$1,000,000
500,000	Orange County, FL, School Board, Certificate Participation, Series E, (LOC - Wachovia Bank N.A.), 0.210%, 8/1/22 (a)	500,000
395,000	Orlando & Orange County, FL, Expressway Authority Revenue, (AGM Ins), 0.270%, 7/1/25 (a)	395,000
200,000	Palm Beach County, FL, Revenue, (LOC - Northern Trust Co.), 0.380%, 5/1/25 (a)	200,000
1,050,000	Palm Beach County, FL, Revenue, (LOC - Northern Trust Co.), 0.380%, 3/1/30 (a)	1,050,000
700,000	Palm Beach County, FL, Revenue, (LOC - Northern Trust Co.), 0.380%, 11/1/36 (a)	700,000
500,000	Pinellas County, FL, Health Facility Authority Revenue, Series B-2, (FSA Ins.), 0.300%, 11/15/33 (a)	500,000
1,000,000	University South Florida Research Foundation, Inc., Revenue, (LOC - Bank of America N.A.), 0.420%, 8/1/34 (a)	1,000,000
1,100,000	Volusia County, FL, Housing Finance Authority Refunding Revenue, (Fannie Mae Ins.), 0.240%, 1/15/32 (a)	1,100,000
		21,991,208
Georgia — 1.4%
1,075,000	De Kalb County, GA, Hospital Authority Revenue, Series B, (AGM Ins.), 0.320%, 9/1/31 (a)	1,075,000
270,000	Municipal Electric Authority, GA, Revenue, (AGM Ins. SPA - Dexia Credit Local), 0.250%, 1/1/22 (a)	270,000
		1,345,000
Illinois — 6.4%
905,000	Chicago, IL, Board of Education, G.O., Series B, (AGM Ins.), 0.400%, 3/1/32 (a)	905,000
100,000	Chicago, IL, Board of Education, G.O., Series C, (AGM Ins.), 0.400%, 3/1/32 (a)	100,000

Principal Amount		Value

Municipal Bonds — (Continued)
Illinois — (Continued)
$2,735,000	Illinois Educational Facilities Authority Revenue, Aurora University, (LOC - Bank of America N.A.), 0.280%, 3/1/28 (a)	$2,735,000
500,000	Illinois Finance Authority Revenue, (LOC - Bank of America N.A.), 0.250%, 2/1/42 (a)	500,000
1,935,000	Illinois Health Facilities Authority Revenue, (AGM Ins. SPA - JPMorgan Chase Bank), 0.270%, 9/1/32 (a)	1,935,000
100,000	Metropolitan Pier & Exposition Authority, IL, Dedicated State Tax Revenue, Series A, (National Reinsurance), 5.250%, 6/15/10	101,814
		6,276,814
Indiana — 0.8%
800,000	Indiana State Educational Facilities Authority Revenue, Series E, (LOC - U.S. Bank N.A.), 0.240%, 10/1/24 (a)	800,000
Iowa — 0.5%
500,000	Iowa Finance Authority Health Facilities Revenue, Series B, (LOC - JPMorgan Chase Bank), 0.200%, 2/15/35 (a)	500,000
Kentucky — 1.0%
950,000	Russell, KY, Revenue, Series B, (AGM Ins.), 0.270%, 11/1/26 (a)	950,000
Michigan — 0.8%
300,000	Charles Stewart Mott Community College, MI, G.O., (Assured Guaranty), 3.000%, 5/1/10	301,727
450,000	Milan, MI, Area Schools, G.O., (Q-SBLF Ins. LOC - Landesbank Hessen-Thuringen), 0.200%, 5/1/30 (a)	450,000
		751,727
Missouri — 0.7%
700,000	Missouri State Health & Educational Facilities Authority Revenue, St Louis University, Series A-2, (LOC - Wells Fargo Bank N.A.), 0.180%, 10/1/35 (a)	700,000
New Jersey — 4.1%
4,000,000	New Jersey Economic Development Authority Revenue, Lawrenceville School, Series B, (SPA - JPMorgan Chase Bank), 0.200%, 7/1/26 (a)	4,000,000

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Tax-Free Money Market Fund	(Continued)

Principal Amount		Value

Municipal Bonds — (Continued)
New York — 6.5%
$3,600,000	New York State Dormitory Authority Revenue Non Supported Debt, Cornell University, Series C, (SPA - Bank of America N.A.), 0.200%, 7/1/37 (a)	$3,600,000
1,000,000	Triborough Bridge & Tunnel Authority, NY, Revenue, Series AB, (AGM Ins. SPA - JPMorgan Chase Bank), 0.200%, 1/1/19 (a)	1,000,000
1,815,000	Wyandanch Union Free School District, NY, TAN, G.O., (State Aid Withholding), 2.500%, 6/25/10	1,825,186
		6,425,186
North Carolina — 3.7%
1,190,000	Charlotte-Mecklenburg Hospital Authority, NC, Health Care System Revenue, Series E, (AGM Ins.), 0.270%, 1/15/44 (a)	1,190,000
1,000,000	Guilford County, NC, G.O., (SPA - Bank of America N.A.), 0.260%, 10/1/22 (a)	1,000,000
500,000	New Hanover County, NC, Hospital Revenue, Series A-1, (AGM Ins. SPA - Wachovia Bank N.A.), 0.240%, 10/1/23 (a)	500,000
495,000	New Hanover County, NC, Hospital Revenue, Series B-1, (AGM Ins.), 0.240%, 10/1/26 (a)	495,000
500,000	North Carolina Capital Facilities Finance Agency Revenue, (LOC - Wachovia Bank N.A.), 0.250%, 5/1/27 (a)	500,000
		3,685,000
Ohio — 20.9%
420,000	Butler County, Port Authority Economic Development Facilities Revenue, Refunding & Improvement, Great Miami Valley, (LOC - JPMorgan Chase Bank), 0.220%, 9/1/37 (a)	420,000
1,000,000	Canal Winchester, OH, Local School District, G.O., Series A, 2.500%, 11/23/10	1,008,795
2,880,000	Columbus, OH, G.O., Series 1, (SPA - JPMorgan Chase Bank), 0.170%, 12/1/17 (a)	2,880,000
225,000	Columbus, OH, Regional Airport Authority Revenue, Series A, (LOC - U.S. Bank N.A.), 0.230%, 1/1/30 (a)	225,000

Principal Amount		Value

Municipal Bonds — (Continued)
Ohio — (Continued)
$200,000	Columbus, OH, Regional Airport Authority Revenue, Series A, (LOC - U.S. Bank N.A.), 0.230%, 3/1/34 (a)	$200,000
2,347,000	Defiance, OH, G.O., BAN (Various Purposes), 2.250%, 4/14/10	2,349,272
210,000	Franklin County, OH, Hospital Revenue, U.S. Health Corp., Series A, (LOC - Citibank N.A.), 0.200%, 12/1/21 (a)	210,000
520,000	Geauga County, OH, Health Care Facilities Revenue, Heather Hill, Inc. Project, Series A, (LOC - Bank One Columbus N.A.), 0.220%, 7/1/23 (a)	520,000
360,000	Geauga County, OH, Health Care Facilities Revenue, Heather Hill, Inc. Project, Series B, (LOC - Bank One Columbus N.A.), 0.220%, 7/1/23 (a)	360,000
115,000	Hamilton County, OH, Hospital Facilities Revenue, Drake Center Inc., Series A, (LOC - U.S. Bank N.A.), 0.230%, 6/1/19 (a)	115,000
230,000	Lockland, OH, G.O., BAN, 5.250%, 3/18/10	230,925
560,000	Mayfield, OH, City School District, School Improvements, G.O., BAN, 3.125%, 6/10/10	563,331
400,000	Miamisburg, OH, Refuse Equipment, G.O., BAN, 2.500%, 7/14/10	401,567
1,000,000	Napoleon, OH, G.O., BAN, 2.250%, 3/26/10	1,000,789
2,850,000	Ohio State Water Development Authority Revenue, Series B, (LOC - Wachovia Bank N.A.), 0.210%, 12/1/33 (a)	2,850,000
1,000,000	Ottawa & Glandorf, OH, Local School District, School Facilities Construction, G.O., BAN, 2.500%, 3/18/10	1,001,019
2,000,000	Toledo, OH, Capital Improvement, G.O., BAN, Series 2, 3.250%, 5/27/10	2,003,943
1,000,000	Union Township, OH, G.O., BAN (Various Purposes), 1.250%, 9/14/10	1,003,836
295,000	University of Akron, OH, General Receipts Revenue, Series C-1, (Assured Guaranty SPA - Dexia Credit Local), 0.360%, 1/1/29 (a)	295,000

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Tax-Free Money Market Fund	(Continued)

Principal Amount		Value

Municipal Bonds — (Continued)
Ohio — (Continued)
$3,000,000	University of Akron, OH, General Receipts Revenue, Series C-2, (Assured Guaranty SPA - Dexia Credit Local), 0.360%, 1/1/29 (a)	$3,000,000
		20,638,477
Pennsylvania — 3.8%
300,000	Delaware Valley, PA, Regional Financial Authority, Series B, (LOC - Bayerische Landesbank), 0.320%, 12/1/20 (a)	300,000
1,265,000	Manheim Township, PA, School District, G.O., (AGM State Aid Withholding SPA - Royal Bank of Canada), 0.250%, 5/1/23 (a)	1,265,000
140,000	North Wales, PA, Water Authority Revenue, (AGM Ins. SPA - Dexia Credit Local), 0.370%, 11/1/20 (a)	140,000
2,000,000	Pittsburgh, PA, Water & Sewer Authority Revenue, Series B-1, (AGM Ins. SPA - JPMorgan Chase Bank), 0.270%, 9/1/33 (a)	2,000,000
		3,705,000
Puerto Rico — 4.1%
4,000,000	Puerto Rico Commonwealth Aqueduct & Sewer Revenue, Series 2601, (Assured Guaranty), 0.240%, 7/1/47 (a)	4,000,000
South Carolina — 3.8%
3,700,000	North Charleston, SC, Tax Increment Revenue, (SPA - Bank of America N.A), 0.330%, 12/1/18 (a)	3,700,000
Tennessee — 1.6%
1,625,000	Jackson, TN, Health Educational & Housing Facilities Board Multifamily Revenue, (Fannie Mae Ins.), 0.240%, 5/15/31 (a)	1,625,000
Texas — 2.0%
900,000	Katy, TX, Independent School District, G.O., (PSF-GTD), 0.250%, 8/15/33 (a)	900,000
1,110,000	Travis County, TX, Housing Finance Corp. Multifamily Housing Revenue, Series A, (Fannie Mae Ins.), 0.240%, 2/15/34 (a)	1,110,000
		2,010,000

Principal Amount or Shares		Value

Municipal Bonds — (Continued)
Virginia — 1.2%
$450,000	Chesterfield County, VA, Economic Development Authority Revenue, Series C-2, (Assured Guaranty SPA - Dexia Credit Local), 0.270%, 11/1/42 (a)	$450,000
725,000	Hampton, VA, Redevelopment & Housing Authority Multifamily Housing Revenue, Township Apartments Project, (Fannie Mae Ins.), 0.240%, 10/15/32 (a)	725,000
		1,175,000
Washington — 0.3%
280,000	Washington State University Revenue, 3.000%, 4/1/10	281,582
West Virginia — 3.4%
3,085,000	Weirton, WV, Municipal Hospital Building, Commission Hospital Revenue, (LOC - PNC Bank N.A.), 0.210%, 12/1/31 (a)	3,085,000
300,000	West Virginia Economic Development Authority Revenue, Series A, (SPA - PNC Bank N.A.), 0.180%, 7/1/17 (a)	300,000
		3,385,000
Wisconsin — 2.6%
1,300,000	Wisconsin State Health & Educational Facilities Authority Revenue, Series B, (LOC U.S. Bank N.A), 0.250%, 12/1/26 (a)	1,300,000
1,275,000	Wisconsin State Health & Educational Facilities Authority Revenue, Series B-1, (Assured Guaranty SPA - U.S. Bank N.A.), 0.250%, 2/15/30 (a)	1,275,000
		2,575,000
Total Municipal Bonds (Cost $92,119,994)		92,119,994
Commercial Papers — 3.1%
Ohio — 3.1%
3,000,000	Ohio State, 0.400%, 3/1/10	3,000,000
Total Commercial Papers (Cost $3,000,000)		3,000,000
Cash Equivalents — 3.2%
1,115,402	Fidelity Institutional Tax-Exempt Portfolio, 0.120% (b)	1,115,402
2,058,000	Merrill Lynch Institutional Tax-Exempt Fund, 0.230% (b)	2,058,000
Total Cash Equivalents (Cost $3,173,402)		3,173,402
Total Investments (Cost $98,293,396) — 99.8%		98,293,396
Other Assets in Excess of Liabilities — 0.2%		220,288
Net Assets — 100.0%		$98,513,684

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Tax-Free Money Market Fund	(Continued)

(a)	Variable or Floating Rate Security. Rate disclosed is as of December 31, 2009.

(b)	Rate disclosed is the seven day yield as of December 31, 2009.

AGM — Assured Guaranty Municipal Corp.

BAN — Bond Anticipation Note

G.O. — General Obligation

GTD — Guaranteed

Ins. — Insured

LOC — Letter of Credit

MBIA — Municipal Bond Insurance Association

PSF-GTD — Public School Fund Guaranteed

Q-SBLF — Qualified School Bond Loan Fund

SPA — Standby Purchase Agreement

TAN — Tax Anticipation Note

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Money Market Fund	December 31, 2009

Portfolio of Investments Summary Table	(unaudited)

Asset Allocation	Percentage of Market Value
U.S Government Agencies	33.3%
Cash	18.5%
Municipal Bonds	18.4%
Corporate Bonds	16.6%
Certificates of Deposit	7.0%
Repurchase Agreements	4.0%
Time Deposits	1.1%
Commercial Paper	1.1%
Total	100.0%

Portfolio holdings and allocations are subject to change. As of December 31, 2009, percentages in the table above are based on total investments. Such total investments may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund's total net assets.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying "industry concentration" as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

Principal Amount		Value

Corporate Bonds — 16.6%
Consumer Discretionary — 0.4%
$2,000,000	Procter & Gamble International Funding SCA, 0.285%, 5/7/10 (a)	$2,000,000
Financials — 14.0%
4,500,000	Citigroup, Inc., 0.807%, 12/9/10 (a)	4,525,895
5,000,000	General Electric Capital Corp., 0.334%, 5/10/10 (a)	4,997,850
10,000,000	Goldman Sachs Group, Inc., 1.035%, 12/5/11 (a)	10,158,310
10,000,000	JPMorgan Chase & Co., 2.625%, 12/1/10	10,199,656
5,000,000	JPMorgan Chase & Co., Series C, 0.315%, 5/7/10 (a)	4,999,790
5,000,000	Morgan Stanley, 4.250%, 5/15/10	5,069,006
7,000,000	Morgan Stanley, 2.900%, 12/1/10	7,156,104
5,000,000	National City Bank, 4.500%, 3/15/10	5,040,932
7,000,000	SunTrust Banks, Inc., 0.904%, 12/16/10 (a)	7,057,202
5,000,000	Wachovia Bank N.A., 1.173%, 5/14/10 (a)	5,012,143
		64,216,888
Technology — 1.1%
5,000,000	Hewlett-Packard Co., 0.314%, 6/15/10 (a)	5,003,403
Telecommunications — 1.1%
5,000,000	AT&T, Inc., 0.378%, 2/5/10 (a)	5,000,816
Total Corporate Bonds (Cost $76,221,107)		76,221,107

Principal Amount		Value

U.S. Government Agencies — 33.2%
Federal Farm Credit Bank — 3.3%
$5,000,000	0.560%, 7/1/10	$5,001,084
10,000,000	0.632%, 11/24/10 (a)	10,024,460
		15,025,544
Federal Home Loan Bank — 21.2%
10,000,000	0.790%, 3/12/10 (a)	10,013,141
5,000,000	0.600%, 6/25/10	5,001,269
13,000,000	0.500%, 8/24/10 (a) (b)	13,000,000
10,000,000	0.350%, 10/13/10 (b)	10,000,000
10,000,000	0.250%, 10/21/10 (a) (b)	10,000,000
4,000,000	0.480%, 10/25/10	4,003,098
10,000,000	0.500%, 10/25/10	9,999,541
5,000,000	0.400%, 12/28/10	5,000,000
10,000,000	0.420%, 1/3/11	9,998,986
10,000,000	0.360%, 5/20/11 (b)	10,000,000
10,000,000	0.383%, 9/28/11	10,000,000
		97,016,035
Federal Home Loan Mortgage Corporation — 6.5%
15,000,000	0.187%, 5/4/10	14,990,467
5,000,000	0.184%, 7/12/10 (a)	5,000,251
10,000,000	0.100%, 11/9/11 (a)	9,996,238
		29,986,956
Federal National Mortgage Association — 2.2%
10,000,000	2.875%, 10/12/10	10,198,366
Total U.S. Government Agencies (Cost $152,226,901)		152,226,901

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Money Market Fund	(Continued)

Principal Amount		Value

Municipal Bonds — 18.4%
Kentucky — 2.1%
$9,600,000	Carroll County, KY, Solid Waste Disposal Revenue, BPB Acquisition Project, LOC - Bank of America N.A., 0.310%, 5/1/31 (a)	$9,600,000
Massachusetts — 1.1%
5,000,000	University Massachusetts Building Authority Revenue, Series 4, State Guaranteed, SPA - Bank of America N.A., 0.230%, 11/1/34 (a)	5,000,000
New York — 2.4%
5,000,000	New York Long Island Power Authority Electric Systems Revenue, Series D, AGM Ins. SPA - Dexia Credit Local, 0.250%, 12/1/29 (a)	5,000,000
6,000,000	New York State Local Government Assistance Corporation, Series B, G.O. of Corp., SPA - JPMorgan Chase Bank, 0.280%, 4/1/21 (a)	6,000,000
		11,000,000
North Carolina — 3.2%
5,000,000	Charlotte, NC, Special Obligation Revenue, Uptown Project, SPA - Wachovia Bank N.A., 0.280%, 6/1/21 (a)	5,000,000
4,900,000	North Carolina Capital Facilities Finance Agency Educational Facilities Revenue, LOC - Branch Banking & Trust, 0.240%, 10/1/34 (a)	4,900,000
5,000,000	Winston-Salem, NC, Water & Sewer Systems Revenue, Series B, SPA -Branch Banking & Trust, 0.270%, 6/1/30 (a)	5,000,000
		14,900,000
Ohio — 5.5%
10,000,000	Franklin County, OH, Hospital Revenue, Series A, SPA - JPMorgan Chase Bank, 0.230%, 11/15/33 (a)	10,000,000
15,000,000	Ohio State Housing Finance Agency Residential Mortgage Revenue, Series I, SPA - Citibank N.A., 0.250%, 9/1/36 (a)	15,000,000
		25,000,000

Principal Amount or Shares		Value

Municipal Bonds — (Continued)
Texas — 4.1%
$6,000,000	Houston, TX, Independent School District, G.O., PSF-GTD, SPA - Bank of America N.A., 0.230%, 6/15/31 (a)	$6,000,000
5,000,000	Houston, TX, Utility System Revenue, LOC - Bank of America N.A., Bank of New York, Dexia Credit Local, State Street B&T Co., 0.250%, 5/15/34 (a)	5,000,000
8,000,000	Texas State Department of Housing & Community Affairs Multifamily Housing Revenue, LOC - Citibank N.A., 0.300%, 5/1/40 (a)	8,000,000
		19,000,000
Total Municipal Bonds (Cost $84,500,000)		84,500,000
Commercial Papers — 1.1%
5,000,000	Campbell Soup Co., 0.351%, 2/1/10 (c)	4,998,493
Total Commercial Papers (Cost $4,998,493)		4,998,493
Certificates of Deposit — 7.0%
250,000	Ally Bank, 0.500%, 1/22/10	250,000
250,000	Bank of India, NY, 0.850%, 4/14/10	250,000
15,000,000	Bank of Nova Scotia, 0.900%, 6/4/10	15,039,642
15,000,000	BB&T Corp., 0.550%, 1/5/10	15,000,000
250,000	Community Banks of Colorado, 0.700%, 4/26/10	250,000
250,000	Doral Bank, 0.800%, 5/7/10	250,000
250,000	Enerbank USA, 0.650%, 4/22/10	250,000
250,000	MidFirst Bank, 0.550%, 4/22/10	250,000
250,000	Sound Banking Co., 0.550%, 5/14/10	250,000
250,000	Union Bank, 1.000%, 5/17/10	250,000
Total Certificates of Deposit (Cost $32,039,642)		32,039,642
Cash Equivalents — 18.5%
37,500,000	Federated Prime Cash Obligation Fund, 0.140% (d)	37,500,000
37,500,000	Fidelity Institutional Money Market Portfolio, 0.130% (d)	37,500,000
10,000,000	Meeder Institutional Money Market Fund, 0.470% (d)	10,000,000
Total Cash Equivalents (Cost $85,000,000)		85,000,000

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Money Market Fund	(Continued)

Principal Amount		Value

Time Deposits — 5.1%
$5,000,000	Citi Nassau Euro, 0.050%, 1/4/10	$5,000,000
18,210,100	JPM Nassau, 0.100%, 1/4/10	18,210,100
Total Time Deposits (Cost $23,210,100)		23,210,100
Total Investments (Cost $458,196,243) — 99.9%		458,196,243
Other Assets in Excess of Liabilities — 0.1%		408,149
Net Assets — 100.0%		$458,604,392
(a)	Variable or Floating Rate Security. Rate disclosed is as of December 31, 2009.

(b)	Step Bond: Coupon rate is set for an initial period and then increased to a higher coupon rate at a specified date. The rate shown is the rate in effect at December 31, 2009.

(c)	Rate represents the effective yield at purchase.

(d)	Rate disclosed is the seven day yield as of December 31, 2009.

AGM — Assured Guaranty Municipal Corp.

G.O. — General Obligation

Ins. — Insured

LOC — Letter of Credit

PSF-GTD — Public School Fund Guaranteed

SPA — Standby Purchase Agreement

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Ohio Municipal Money Market Fund	December 31, 2009

Portfolio of Investments Summary Table	(unaudited)

Asset Allocation	Percentage of Market Value
Demand Notes	71.0%
General Market Notes	27.0%
Commercial Paper	2.0%
Total	100.0%

Portfolio holdings and allocations are subject to change. As of December 31, 2009, percentages in the table above are based on total investments. Such total investments may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund's total net assets.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying "industry concentration" as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

Principal Amount		Value

Municipal Bonds — 95.8%
Ohio — 87.9%
$2,500,000	Allen County, OH, Hospital Facilities Revenue, Series A, (LOC - Bank of America N.A.), 0.230%, 10/1/31 (a)	$2,500,000
700,000	Allen County, OH, Hospital Facilities Revenue, Series B, (LOC - JPMorgan Chase Bank), 0.200%, 10/1/31 (a)	700,000
3,850,000	Ashland, OH, G.O., (Various Purposes), 1.750%, 10/7/10	3,871,837
550,000	Barberton, OH, Street Improvement, G.O., BAN, 2.250%, 11/10/10	553,481
3,000,000	Bellefontaine, OH, City School District, School Facilities Construction & Improvement, G.O., BAN, 1.000%, 12/15/10	3,014,202
170,000	Butler County, OH, Capital Funding Revenue, Series A, (LOC - U.S. Bank N.A.), 0.230%, 6/1/35 (a)	170,000
4,995,000	Butler County, Port Authority Economic Development Facilities Revenue, Refunding & Improvement, Great Miami Valley, (LOC - JPMorgan Chase Bank), 0.220%, 9/1/37 (a)	4,995,000
2,000,000	Cincinnati, OH, City School District, School Improvement, G.O., BAN, 1.750%, 5/26/10	2,003,529
700,000	Cleveland, OH, Cuyahoga County Port Authority Cultural Facility Revenue, Series D, (SPA - JPMorgan Chase Bank), 0.210%, 10/1/40 (a)	700,000
1,220,000	Cleveland, OH, Cuyahoga County Port Authority Revenue, (LOC - JPMorgan Chase Bank), 0.200%, 1/1/37 (a)	1,220,000

Principal Amount		Value

Municipal Bonds — (Continued)
Ohio — (Continued)
$400,000	Cleveland, OH, Cuyahoga County Port Authority Revenue, (LOC - JPMorgan Chase Bank), 0.200%, 1/1/37 (a)	$400,000
250,000	Cleveland, OH, Income Tax Revenue, 5.000%, 5/15/10	252,712
2,470,000	Columbus, OH, Airport Authority Revenue, (LOC - U.S. Bank N.A.), 0.230%, 7/1/35 (a)	2,470,000
750,000	Columbus, OH, G.O., (Various Purposes), Series B, 4.000%, 7/1/10	763,230
2,995,000	Columbus, OH, G.O., Series 1, 0.150%, 12/1/26 (a)	2,995,000
590,000	Columbus, OH, Regional Airport Authority Capital Funding Revenue, (LOC - U.S. Bank N.A.), 0.230%, 12/1/36 (a)	590,000
6,450,000	Columbus, OH, Regional Airport Authority Revenue, Series A, (LOC - U.S. Bank N.A.), 0.230%, 3/1/34 (a)	6,450,000
500,000	Coshocton County, OH, Hospital Facilities Revenue, (LOC - Bank One Chicago N.A.), 0.220%, 3/1/19 (a)	500,000
1,000,000	Crestline, OH, Exempt Village School District, G.O, BAN, Classroom Facilities, (Student Credit Program), 2.500%, 3/31/10	1,003,529
1,900,000	Cuyahoga County, OH, Health Care Facilities Revenue, (Visiting Nurse Association), (LOC - National City Bank), 0.210%, 11/1/25 (a)	1,900,000
2,300,000	Cuyahoga County, OH, Hospital Revenue, (LOC - JPMorgan Chase Bank), 0.230%, 1/1/16 (a)	2,300,000

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Ohio Municipal Money Market Fund	(Continued)

Principal Amount		Value

Municipal Bonds — (Continued)
Ohio — (Continued)
$1,000,000	Cuyahoga County, OH, Hospital Revenue, (LOC - KeyBank N.A.), 0.650%, 3/1/33 (a)	$1,000,000
2,000,000	Cuyahoga, OH, Community College District General Receipts, Series C, 2.000%, 2/1/10	2,001,254
1,700,000	Defiance, OH, G.O., BAN (Various Purposes), 2.250%, 4/14/10	1,702,120
600,000	Delaware County, OH, Port Authority, Economic Development Revenue, (The Columbus Zoological Park Association, Inc.), (LOC - JPMorgan Chase Bank), 0.250%, 8/1/18 (a)	600,000
3,000,000	Edgewood, OH, City School District, School Improvement, G.O., BAN, Series C, 1.750%, 11/30/10	3,020,309
1,500,000	Erie County, OH, G.O., BAN, 1.250%, 11/9/10	1,507,380
400,000	Fairfield County, OH, G.O., BAN, 3.250%, 1/7/10	400,058
755,000	Franklin County, OH, Hospital Revenue, (LOC - Citibank N.A.), 0.200%, 12/1/11 (a)	755,000
3,780,000	Franklin County, OH, Hospital Revenue, (LOC - Citibank N.A.), 0.200%, 12/1/20 (a)	3,780,000
100,000	Franklin County, OH, Hospital Revenue, OhioHealth Corp., Series A, (SPA - JPMorgan Chase Bank), 1.500%, 11/1/10	100,396
1,605,000	Franklin County, OH, Hospital Revenue, U.S. Health Corp., Series A, (LOC - Citibank N.A.), 0.200%, 12/1/21 (a)	1,605,000
1,065,000	Franklin County, OH, Industrial Development Revenue, (LOC - Bank One Columbus N.A.), 0.350%, 11/1/14 (a)	1,065,000
3,000,000	Geauga County, OH, G.O, BAN, 1.500%, 8/19/10	3,009,358
935,000	Geauga County, OH, Health Care Facilities Revenue, Heather Hill, Inc. Project, Series A, (LOC - Bank One Columbus N.A.), 0.220%, 7/1/23 (a)	935,000
2,090,000	Geauga County, OH, Health Care Facilities Revenue, Heather Hill, Inc. Project, Series B, (LOC - Bank One Columbus N.A.), 0.220%, 7/1/23 (a)	2,090,000

Principal Amount		Value

Municipal Bonds — (Continued)
Ohio — (Continued)
$470,000	Greene County, OH, Revenue, (LOC - Bank of America N.A.), 0.190%, 1/1/11 (a)	$470,000
2,470,000	Hamilton County, OH, Economic Development Revenue, Samuel W Bell Home for Sightless, Inc. Project, (LOC - U.S. Bank N.A.), 0.250%, 4/1/22 (a)	2,470,000
5,430,000	Hamilton County, OH, Health Care Facilities Revenue, Hilltop Health Facilities, (LOC - Bank of America N.A.), 0.300%, 6/1/22 (a)	5,430,000
3,465,000	Hamilton County, OH, Hospital Facilities Revenue, (LOC - U.S. Bank N.A.), 0.230%, 5/15/28 (a)	3,465,000
2,080,000	Hamilton County, OH, Hospital Facilities Revenue, (LOC - JPMorgan Chase Bank), 0.230%, 5/15/28 (a)	2,080,000
170,000	Hamilton County, OH, Hospital Facilities Revenue, Drake Center Inc., Series A, (LOC - U.S. Bank N.A.), 0.230%, 6/1/19 (a)	170,000
3,785,000	Hamilton County, OH, Hospital Facilities Revenue, Series A, (LOC - JPMorgan Chase Bank), 0.250%, 6/1/27 (a)	3,785,000
4,125,000	Hamilton County, OH, Parking Facility Improvements Revenue, (LOC - U.S. Bank N.A.), 0.230%, 12/1/26 (a)	4,125,000
2,500,000	Harrison, OH, Wastewater System Improvement, G.O., BAN, 1.500%, 12/9/10	2,513,929
500,000	Huron County, OH, Hospital Facilities Revenue, (Fisher-Titus Medical Center), Series A, (LOC - National City Bank), 0.210%, 12/1/27 (a)	500,000
7,000,000	Kent State University, OH, General Receipts Revenue, (Various), Series B, (LOC - Bank of America N.A.), 0.260%, 5/1/32 (a)	7,000,000
1,650,000	Lima, OH, Hospital Revenue, (LOC - JPMorgan Chase Bank), 0.220%, 4/1/37 (a)	1,650,000
725,000	Lima, OH, Hospital Revenue, Lima Memorial Hospital Project, (LOC - JPMorgan Chase & Co.), 0.220%, 6/1/33 (a)	725,000
2,605,000	Lorain County, OH, G.O., BAN (Various Purposes), 2.250%, 3/23/10	2,609,840

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Ohio Municipal Money Market Fund	(Continued)

Principal Amount		Value

Municipal Bonds — (Continued)
Ohio — (Continued)
$2,255,000	Loveland, OH, G.O., BAN (Various Purposes), 2.250%, 2/24/10	$2,257,462
6,800,000	Lucas County, OH, Hospital Revenue, ProMedica Healthcare, Series A, (LOC - UBS AG), 0.200%, 11/15/34 (a)	6,800,000
2,150,000	Mahoning County, OH, G.O., BAN (Various Purposes), 2.000%, 11/16/10	2,163,909
1,500,000	Maple Heights, OH, City School District, G.O., BAN (Various Purposes), 2.250%, 4/14/10	1,501,037
1,775,000	Mason, OH, Storm Water Improvement, G.O., BAN, 1.500%, 6/30/10	1,782,258
1,000,000	Miami County, OH, G.O., BAN, 1.250%, 5/14/10	1,001,828
165,000	Mid-East, OH, Career & Technology Centers, COP, 2.500%, 12/1/10	166,944
100,000	Middletown, OH, Development Revenue, Bishop Fenwick High School Project, (LOC - JPMorgan Chase Bank), 0.220%, 8/1/33 (a)	100,000
8,000,000	Montgomery County, OH, Hospital Revenue, Series B, (AGM Ins.), 0.300%, 8/1/47 (a)	8,000,000
200,000	Mount Vernon, OH, Waterworks Revenue, (Assured Guaranty), 3.000%, 12/1/10	203,998
3,000,000	Napoleon, OH, G.O., BAN, 2.250%, 3/26/10	3,002,368
3,400,000	Napoleon, OH, G.O., BAN, 2.500%, 7/21/10	3,418,443
1,400,000	Norton, OH, Street Improvement, G.O., BAN, 2.250%, 6/30/10	1,403,390
400,000	Ohio Housing Finance Agency Multifamily Revenue, (Housing Chambrel at Montrose), Series F, (Fannie Mae Ins.), 0.350%, 11/15/32 (a)	400,000
400,000	Ohio State Air Quality Development Authority Refunding Revenue, Series B, (LOC - Barclays Bank PLC), 0.220%, 1/1/34 (a)	400,000
1,125,000	Ohio State Air Quality Development Authority Refunding Revenue, Timken Project, (LOC - Fifth Third Bank), 0.400%, 11/1/25 (a)	1,125,000

Principal Amount		Value

Municipal Bonds — (Continued)
Ohio — (Continued)
$5,000,000	Ohio State Higher Education, (LOC - Bank of America N.A.), 0.230%, 12/1/44 (a)	$5,000,000
205,000	Ohio State Higher Education Facilities Commission Revenue, (Various Higher Educational - Pooled Financing), (LOC - Fifth Third Bank), 0.850%, 9/1/24 (a)	205,000
2,590,000	Ohio State Higher Education Facilities Revenue, Xavier University, (LOC - U.S. Bank N.A.), 0.250%, 11/1/30 (a)	2,590,000
105,000	Ohio State Higher Educational Facilities Revenue, (Various - Pooled Financing), Series B, (LOC - Fifth Third Bank), 0.630%, 11/1/28 (a)	105,000
800,000	Ohio State Higher Educational Facilities Revenue, Marietta College Project, (LOC - JPMorgan Chase Bank), 0.240%, 12/1/24 (a)	800,000
1,355,000	Ohio State Higher Educational Facilities Revenue, Xavier University Project, (Various), (LOC - U.S. Bank N.A.), 0.250%, 5/1/15 (a)	1,355,000
7,200,000	Ohio State Higher Educational Facility Commission Revenue, (Various Hospital - Cleveland Clinic Health System), Series B-4, 0.200%, 1/1/43 (a)	7,200,000
200,000	Ohio State Higher Educational Facility Revenue, (Case Western Reserve), Series B-1, (LOC - Bank of America N.A.), 0.240%, 12/1/44 (a)	200,000
1,400,000	Ohio State University General Receipts Revenue, (Various), 0.200%, 12/1/17 (a)	1,400,000
3,460,000	Ohio State University General Receipts Revenue, (Various), (AGM Ins.), 0.420%, 12/1/26 (a)	3,460,000
960,000	Ohio State University General Receipts Revenue, (Various), 0.200%, 12/1/27 (a)	960,000
425,000	Ohio State University, G.O., Series B, 0.150%, 3/15/25 (a)	425,000
300,000	Ohio State University, G.O., Series B, 0.150%, 6/1/35 (a)	300,000
5,350,000	Ohio State University, G.O., Series D, 0.290%, 2/1/19 (a)	5,350,000

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Ohio Municipal Money Market Fund	(Continued)

Principal Amount		Value

Municipal Bonds — (Continued)
Ohio — (Continued)
$65,000	Ohio State University, Infrastructure Improvements Revenue, Series B, 0.150%, 8/1/21 (a)	$65,000
3,750,000	Ohio State University, Infrastructure Improvements, G.O., Series B, 0.290%, 8/1/17 (a)	3,750,000
6,955,000	Ohio State University, School Improvements, G.O., Series A, 0.150%, 3/15/25 (a)	6,955,000
5,025,000	Ohio State Water Development Authority Revenue, (Various), (MBIA Ins.), 0.220%, 12/1/18 (a)	5,025,000
300,000	Ohio State Water Development Authority Revenue, Series B, (LOC - Wachovia Bank N.A.), 0.210%, 12/1/33 (a)	300,000
700,000	Parma, OH, Hospital Improvements Revenue, Series C, (LOC - JPMorgan Chase Bank), 0.210%, 11/1/30 (a)	700,000
4,555,000	Port of Greater Cincinnati, OH, Development Authority Revenue, (LOC - JPMorgan Chase Bank), 0.220%, 4/1/38 (a)	4,555,000
1,220,000	Salem, OH, Hospital Revenue, (LOC - JPMorgan Chase Bank), 0.220%, 9/1/35 (a)	1,220,000
1,175,000	Solon, OH, G.O., BAN (Various Purposes), 1.125%, 11/18/10	1,178,844
1,250,000	Springfield, OH, Local School District, School Improvement, G.O., BAN, 2.250%, 12/15/10	1,268,332
665,000	Sugarcreek, OH, Local School District Revenue, TAN, 1.500%, 6/1/10	665,000
2,845,000	Summit County, OH, Port Authority Revenue, (LOC - Fifth Third Bank), 0.650%, 11/1/36 (a)	2,845,000
1,900,000	Tallmadge, OH, Recreational Improvement, G.O., BAN, 2.000%, 6/3/10	1,906,674
4,000,000	Toledo, OH, Capital Improvement, G.O., BAN, Series 2, 3.250%, 5/27/10	4,007,885
6,000,000	Union Township, OH, G.O., BAN (Various Purposes), 1.250%, 9/14/10	6,023,019
6,415,000	University of Akron, OH, General Receipts Revenue, Series C-1, (Assured Guaranty SPA - Dexia Credit Local), 0.360%, 1/1/29 (a)	6,415,000

Principal Amount		Value

Municipal Bonds — (Continued)
Ohio — (Continued)
$3,245,000	University of Akron, OH, General Receipts Revenue, Series C-2, (Assured Guaranty SPA - Dexia Credit Local), 0.360%, 1/1/29 (a)	$3,245,000
1,275,000	University of Cincinnati, OH, General Receipts Revenue, (Various), Series F, (LOC Bayerische Landesbank), 0.630%, 6/1/34 (a)	1,275,000
2,000,000	University of Cincinnati, OH, General Receipts Revenue, BAN, Series A, 1.500%, 5/12/10	2,001,603
2,100,000	University of Toledo, OH, General Receipts Revenue, (Various), Series B, (LOC - JPMorgan Chase & Co.), 0.260%, 6/1/32 (a)	2,100,000
1,000,000	Wapakoneta, OH, City School District, School Improvement, G.O., BAN, 1.850%, 5/25/10	1,002,525
877,000	Washington County, OH, Hospital Revenue, (AGM Ins. SPA - Bank One N.A.), 0.550%, 12/1/33 (a)	877,000
3,800,000	Wooster, OH, Industrial Development Revenue, 0.320%, 12/1/10 (a)	3,800,000
		224,174,683
Puerto Rico — 7.9%
5,005,000	Puerto Rico Commonwealth Aqueduct & Sewer Revenue, Series 2574, (Assured Guaranty), 0.260%, 7/1/47 (a)	5,005,000
5,000,000	Puerto Rico Commonwealth Aqueduct & Sewer Revenue, Series 2601, (Assured Guaranty), 0.240%, 7/1/47 (a)	5,000,000
2,050,000	Puerto Rico Commonwealth Highway & Transportation Authority Revenue, Series 2148, (AGC-ICC CIFG Ins.), 0.600%, 7/1/41 (a)	2,050,000
160,000	Puerto Rico Commonwealth Highway & Transportation Authority Revenue, Series DCL 008, (AGM Ins. LOC - Dexia Credit Local), 0.400%, 7/1/30 (a)	160,000
2,000,000	Puerto Rico Commonwealth, G.O., (AGM Ins.), 0.270%, 7/1/18 (a)	2,000,000
5,000,000	Puerto Rico Commonwealth, G.O., Series A-9, (LOC - Wachovia Bank N.A.), 0.170%, 7/1/34 (a)	5,000,000

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Ohio Municipal Money Market Fund	(Continued)

Principal Amount or Shares		Value

Municipal Bonds — (Continued)
Puerto Rico — (Continued)
$950,000	Puerto Rico Commonwealth, G.O., Series B-1, (AGM Ins.), 0.270%, 7/1/21 (a)	$950,000
		20,165,000
Total Municipal Bonds (Cost $244,339,683)		244,339,683
Commercial Papers — 2.7%
Ohio — 2.7%
7,000,000	Cuyahoga County, OH, Cleveland Clinic, 0.280%, 11/7/10	7,000,000
Total Commercial Papers (Cost $7,000,000)		7,000,000
Cash Equivalents — 1.0%
2,466,286	Fidelity Institutional Tax-Exempt Portfolio, 0.130% (b)	2,466,286
Total Cash Equivalents (Cost $2,466,286)		2,466,286
Total Investments (Cost $253,805,969) — 99.5%		253,805,969
Other Assets in Excess of Liabilities — 0.5%		1,197,560
Net Assets — 100.0%		$255,003,529
(a)	Variable or Floating Rate Security. Rate disclosed is as of December 31, 2009.

(b)	Rate disclosed is the seven day yield as of December 31, 2009.

AGC-ICC — AGC Insured Custody Certificates

AGM — Assured Guaranty Municipal Corp.

BAN — Bond Anticipation Note

CIFG — Capitalized Interest Financial Guaranty

COP — Certificate of Participation

G.O. — General Obligation

Ins. — Insured

LOC — Letter of Credit

MBIA — Municipal Bond Insurance Association

PLC — Public Liability Co.

SPA — Standby Purchase Agreement

TAN — Tax Anticipation Note

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington U.S. Treasury Money Market Fund	December 31, 2009

Portfolio of Investments Summary Table	(unaudited)

Asset Allocation	Percentage of Market Value
U.S. Treasury Obligations	44.7%
Repurchase Agreements	30.0%
Cash	25.3%
Total	100.0%

Portfolio holdings and allocations are subject to change. As of December 31, 2009, percentages in the table above are based on total investments. Such total investments may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

Principal Amount or Shares		Value

U.S. Treasury Obligations — 44.6%
U.S. Treasury Bills — 38.2% (a)
$5,000,000	0.221%, 1/14/10	$4,999,603
15,000,000	0.285%, 1/21/10	14,997,625
15,000,000	0.285%, 2/11/10	14,995,131
18,000,000	0.172%, 4/1/10	17,992,293
10,000,000	0.140%, 4/8/10	9,996,214
10,000,000	0.163%, 4/22/10	9,994,993
10,564,500	0.166%, 5/13/10	10,558,108
6,234,000	0.164%, 5/20/10	6,230,048
6,000,000	0.256%, 6/10/10	5,993,200
15,000,000	0.216%, 6/17/10	14,984,970
10,000,000	0.207%, 8/26/10	9,986,405
		120,728,590
U.S. Treasury Bond — 3.2%
10,000,000	3.875%, 7/15/10	10,194,196
U.S. Treasury Note — 3.2%
10,000,000	2.375%, 8/31/10	10,135,889
Total U.S. Treasury Obligations (Cost $141,058,675)		141,058,675
Cash Equivalents — 25.3%
22,500,000	Federated Treasury Obligations Fund, IS Shares, 0.380% (b)	22,500,000
37,500,000	Federated Treasury Obligations Fund, SS Shares, 0.010% (b)	37,500,000
15,000,000	Fidelity Institutional Money Market Portfolio, 0.010% (b)	15,000,000
5,000,000	Fidelity Institutional Treasury Portfolio, 0.010% (b)	5,000,000
Total Cash Equivalents (Cost $80,000,000)		80,000,000

Principal Amount		Value

Repurchase Agreements — 30.0%
$50,000,000	Barclays Bank, 0.010%, dated 12/29/09, due 1/5/10, repurchase price $50,000,097 (Fully collateralized by U.S. Treasury Bond, 2.000%, 9/30/10)	$50,000,000
30,000,000	Credit Suisse First Boston, 0.010%, dated 12/31/09, due 1/7/10, repurchase price $30,000,008 (Fully collateralized by U.S. Treasury Bond, 4.375%, 2/15/38)	30,000,000
14,931,500	Morgan Stanley Dean Witter & Co., 0.000%, dated 12/31/09, due 1/4/10, repurchase price $14,931,500 (Fully collateralized by U.S. Treasury Bond, 1.125%, 1/15/12)	14,931,500
Total Repurchase Agreements (Cost $94,931,500)		94,931,500
Total Investments (Cost $315,990,175) — 99.9%		315,990,175
Other Assets in Excess of Liabilities — 0.1%		208,191
Net Assets — 100.0%		$316,198,366
(a)	Rate represents the effective yield at purchase.

(b)	Rate disclosed is the seven day yield as of December 31, 2009.

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Dividend Capture Fund	December 31, 2009

Portfolio of Investments Summary Table	(unaudited)

Asset Allocation	Percentage of Market Value
Common Stocks (includes 11.9% Real Estate Investment Trusts)	70.3%
Preferred Stocks (includes 2.0% Real Estate Investment Trusts)	27.2%
Exchange Traded Funds	1.4%
Cash[1]	1.1%
Total	100.0%
1	Investments in an affiliated money market fund.

Portfolio holdings and allocations are subject to change. As of December 31, 2009, percentages in the table above are based on total investments. Such total investments may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

Shares		Value

Common Stocks — 69.9%
Consumer Discretionary — 7.2%
31,500	Family Dollar Stores, Inc.	$876,645
106,000	Foot Locker, Inc.	1,180,840
18,000	J.C. Penney Co., Inc.	478,980
17,500	The TJX Cos., Inc.	639,625
5,000	The Walt Disney Co.	161,250
40,500	Time Warner, Inc.	1,180,170
39,000	Universal Corp.	1,778,790
		6,296,300
Consumer Staples — 5.6%
27,000	ConAgra Foods, Inc.	622,350
11,500	Kimberly-Clark Corp.	732,665
26,500	Molson Coors Brewing Co., Class B	1,196,740
25,000	Reynolds American, Inc.	1,324,250
17,000	The J.M. Smucker Co.	1,049,750
		4,925,755
Energy — 7.4%
8,000	Chevron Texaco Corp.	615,920
20,500	ConocoPhillips	1,046,935
24,000	Eni SpA ADR	1,214,640
12,000	Exxon Mobil Corp.	818,280
17,000	Halliburton Co.	511,530
39,500	Marathon Oil Corp.	1,233,190
25,500	Spectra Energy Corp.	523,005
39,500	Tesoro Corp.	535,225
		6,498,725
Financials — 11.5%
25,500	Aflac, Inc. (a)	1,179,375
47,500	American Financial Group, Inc.	1,185,125
24,000	Chubb Corp.	1,180,320
14,000	Everest Re Group Ltd.	1,199,520
24,000	Federated Investors, Inc., Class B	660,000
7,000	JPMorgan Chase & Co.	291,690
14,500	M&T Bank Corp. (a)	969,905
14,000	Royal Bank of Canada	749,700
31,000	The Bank of New York Mellon Corp.	867,070

Shares		Value

Common Stocks — (Continued)
Financials — (Continued)
22,000	The Travelers Cos., Inc.	$1,096,920
30,000	Unitrin, Inc.	661,500
		10,041,125
Health Care — 7.2%
11,000	Abbott Laboratories	593,890
33,500	AstraZeneca PLC ADR	1,572,490
18,500	Baxter International, Inc. (a)	1,085,580
34,000	Eli Lilly & Co.	1,214,140
10,000	Merck & Co., Inc.	365,400
82,500	Pfizer, Inc.	1,500,675
		6,332,175
Industrials — 8.1%
19,000	3M Co.	1,570,730
31,000	A.O. Smith Corp.	1,345,090
13,000	Flowserve Corp. (a)	1,228,890
24,000	Joy Global, Inc.	1,238,160
20,500	Raytheon Co.	1,056,160
19,500	Waste Management, Inc.	659,295
		7,098,325
Materials — 1.6%
20,000	Bemis Co., Inc.	593,000
11,000	Sonoco Products Co.	321,750
14,500	Southern Copper Corp.	477,195
		1,391,945
Real Estate Investment Trusts — 11.8%
23,000	Acadia Realty Trust	388,010
11,500	EastGroup Properties, Inc.	440,220
14,000	Entertainment Properties Trust	493,780
16,000	Equity Residential	540,480
36,000	HCP, Inc.	1,099,440
17,000	Health Care REIT, Inc.	753,440
25,000	Highwoods Properties, Inc.	833,750
9,000	Liberty Property Trust	288,090
19,000	Mack-Cali Realty Corp.	656,830

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Dividend Capture Fund	(Continued)

Shares		Value

Common Stocks — (Continued)
Real Estate Investment Trusts — (Continued)
12,000	Mid-America Apartment Communities, Inc.	$579,360
26,000	National Health Investors, Inc.	961,740
38,000	National Retail Properties, Inc.	806,360
9,500	PS Business Parks, Inc.	475,475
45,000	Ramco-Gershenson Properties Trust	429,300
11,919	Simon Property Group, Inc.	951,155
17,000	Sovran Self Storage, Inc.	607,410
		10,304,840
Technology — 2.8%
3,500	Accenture PLC, Class A	145,250
39,000	Intel Corp.	795,600
5,000	International Business Machines Corp.	654,500
32,299	Taiwan Semiconductor Manufacturing Co. Ltd. ADR	369,501
17,000	Texas Instruments, Inc.	443,020
		2,407,871
Telecommunications — 3.3%
49,000	AT&T, Inc.	1,373,470
20,500	CenturyTel, Inc.	742,305
32,000	Comcast Corp., Class A	539,520
6,000	Verizon Communications, Inc.	198,780
		2,854,075
Utilities — 3.4%
15,500	American Electric Power Co., Inc.	539,245
22,500	Constellation Energy Group, Inc.	791,325
32,500	Duke Energy Corp.	559,325
53,000	Xcel Energy, Inc.	1,125,190
		3,015,085
Total Common Stocks (Cost $57,089,643)		61,166,221
Preferred Stocks — 27.1%
Consumer Discretionary — 1.7%
25,018	Comcast Corp., 7.000%	631,204
35,000	Viacom, Inc., 6.850%	838,250
		1,469,454
Financials — 22.3%
45,000	Allianz SE, 8.375%	1,108,125
50,000	American International Group, Series A-4, 6.450%	655,000
40,000	ASBC Capital I, 7.625%	792,800
40,000	Barclays Bank PLC, Series 2, 6.625%	813,200
44,998	BB&T Capital Trust V, 8.950%	1,208,647
35,000	Credit Suisse Guernsey, 7.900%	898,800
15,000	HSBC Holdings PLC, Series A, 6.200%	320,850
25,000	ING Groep NV, 6.125%	419,750
40,000	JPM Chase Capital XXVI, 8.000%	1,074,400
12,000	KeyCorp Capital VIII, 7.000%	237,000
40,000	Merrill Lynch & Co. Capital Trust V, 7.280%	854,000
30,000	MetLife, Inc., Series B, 6.500%	720,000
70,000	Morgan Stanley Capital Trust, 6.600%	1,535,800
60,000	National City Capital Trust II, 6.625%	1,341,000

Shares		Value

Preferred Stocks — (Continued)
Financials — (Continued)
20,771	Partnerre Ltd., Series D, 6.500%	$464,024
42,386	PLC Capital Trust IV, 7.250%	919,776
2,524	PNC Capital Trust E, 7.750%	64,059
40,000	Prudential Financial, Inc., 9.000%	1,062,000
44,507	Prudential PLC, 6.500%	1,002,298
55,000	RBS Capital Funding Trust V, Series E, 5.900%	550,000
58,000	RenaissanceRe Holdings Ltd., Series B, 7.300%	1,371,700
30,000	RenaissanceRe Holdings Ltd., Series C, 6.080%	587,100
12,308	SunTrust Capital IX, 7.875%	298,715
50,000	Telephone & Data Systems, Inc., Series A, 7.600%	1,228,000
		19,527,044
Real Estate Investment Trusts — 2.0%
55,000	Public Storage, Series F, 6.450%	1,220,450
20,000	Vornado Realty LP, 7.875%	486,600
		1,707,050
Utilities — 1.1%
20,000	BGE Capital Trust II, 6.200%	445,000
10,000	Dominion Resources, Inc., Series A, 8.375%	274,000
10,000	Xcel Energy, Inc., 7.600%	266,000
		985,000
Total Preferred Stocks (Cost $24,660,812)		23,688,548
Mutual Fund — 1.4%
Exchange Traded Funds — 1.4%
55,000	The Technology Select Sector SPDR Fund	1,257,850
Total Mutual Funds (Cost $914,244)		1,257,850
Cash Equivalents — 1.1%
1,008,304	Huntington Money Market Fund, Interfund Shares, 0.010% (b) (c)	1,008,304
Total Cash Equivalents (Cost $1,008,304)		1,008,304
Total Investments (Cost $83,673,003) — 99.5%		87,120,923
Other Assets in Excess of Liabilities — 0.5%		436,385
Net Assets — 100.0%		$87,557,308
(a)	All or a portion of the security is held as collateral for options.

(b)	Rate disclosed is the seven day yield as of December 31, 2009.

(c)	Investment in affiliate.

ADR — American Depositary Receipt

LP — Limited Partnership

PLC — Public Liability Co.

REIT — Real Estate Investment Trust

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Growth Fund	December 31, 2009

Portfolio of Investments Summary Table	(unaudited)

Asset Allocation	Percentage of Market Value
Technology	29.3%
Energy	18.3%
Health Care	12.7%
Industrials	10.9%
Consumer Staples	10.2%
Materials	6.8%
Financials	5.7%
Consumer Discretionary	3.5%
Telecommunications	1.7%
Transportation	0.6%
Cash[1]	0.3%
Total	100.0%
1	Investments in an affiliated money market fund.

Portfolio holdings and allocations are subject to change. As of December 31, 2009, percentages in the table above are based on total investments. Such total investments may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund's total net assets.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

Shares		Value

Common Stocks — 99.0%
Consumer Discretionary — 3.5%
23,700	DIRECTV, Class A*	$790,395
40,400	Macy’s, Inc.	677,104
33,200	McDonald’s Corp.	2,073,008
30,000	Netflix, Inc.*(a)	1,654,200
		5,194,707
Consumer Staples — 10.1%
47,200	Casey’s General Stores, Inc.	1,506,624
26,100	Colgate-Palmolive Co.	2,144,115
7,200	Companhia de Bebidas das Americas ADR (a)	727,848
36,000	Expedia, Inc.*	925,560
30,800	General Mills, Inc.	2,180,948
40,500	Hormel Foods Corp.	1,557,225
15,100	Kellogg Co.	803,320
12,400	Kimberly-Clark Corp.	790,004
33,850	Procter & Gamble Co.	2,052,326
31,000	Wal-Mart Stores, Inc.	1,656,950
19,000	Walgreen Co.	697,680
		15,042,600
Energy — 18.2%
65,700	Alpha Natural Resources, Inc.*(a)	2,850,066
12,900	Anadarko Petroleum Corp.	805,218
10,000	Apache Corp.	1,031,700
13,380	Cameron International Corp.*(a)	559,284
19,157	Chevron Texaco Corp. (a)	1,474,897
25,000	ConocoPhillips	1,276,750
39,300	Enbridge, Inc.	1,816,446

Shares		Value

Common Stocks — (Continued)
Energy — (Continued)
14,750	EnCana Corp. (a)	$477,753
8,898	EOG Resources, Inc.	865,775
32,850	Halliburton Co. (a)	988,457
19,600	National Oilwell Varco, Inc. (a)	864,164
18,700	Noble Corp.	761,090
11,400	Noble Energy, Inc. (a)	811,908
24,850	Occidental Petroleum Corp.	2,021,547
50,000	Peabody Energy Corp. (a)	2,260,500
30,000	Petroleo Brasileiro SA ADR (a)	1,430,400
8,500	Range Resources Corp.	423,725
32,600	Schlumberger Ltd.	2,121,934
63,500	Southwestern Energy Co.*	3,060,700
24,250	Ultra Petroleum Corp.*	1,209,105
		27,111,419
Financials — 5.7%
5,500	BlackRock, Inc.	1,277,100
9,200	CME Group, Inc.	3,090,740
36,600	Global Payments, Inc.	1,971,276
50,000	U.S. Bancorp	1,125,500
12,500	Visa, Inc., Class A	1,093,250
		8,557,866
Health Care — 12.6%
29,800	Aetna, Inc.	944,660
34,000	Allergan, Inc.	2,142,340
18,000	Baxter International, Inc.	1,056,240
10,000	Becton, Dickinson & Co.	788,600
23,355	Express Scripts, Inc.*	2,019,040

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Growth Fund	(Continued)

Shares		Value

Common Stocks — (Continued)
Health Care — (Continued)
38,500	Fresenius Medical Care AG & Co. KGaA ADR	$2,040,885
17,750	Gilead Sciences, Inc.*	768,220
39,900	Medco Health Solutions, Inc.*	2,550,009
12,300	Novo-Nordisk A/S	785,355
41,850	Stryker Corp.	2,107,984
45,800	Teva Pharmaceutical Industries Ltd. ADR	2,573,044
20,000	Varian Medical Systems, Inc.*	937,000
		18,713,377
Industrials — 10.8%
20,000	3M Co.	1,653,400
19,300	CSX Corp.	935,857
16,700	Cummins, Inc. (a)	765,862
13,200	Danaher Corp. (a)	992,640
11,500	Fedex Corp.	959,675
25,500	Fluor Corp. (a)	1,148,520
50,600	Foster Wheeler AG*	1,489,664
13,450	POSCO ADR (a)	1,763,295
26,000	Union Pacific Corp.	1,661,400
20,500	United Technologies Corp.	1,422,905
34,000	W.W. Grainger, Inc.	3,292,220
		16,085,438
Materials — 6.8%
53,500	ArcelorMittal, Class A	2,447,625
27,000	Freeport-McMoran Copper & Gold, Inc., Class B*(a)	2,167,830
30,000	Newmont Mining Corp.	1,419,300
19,700	Tenaris SA ADR (a)	840,205
110,300	Vale SA ADR (a)	3,202,009
		10,076,969
Technology — 29.0%
19,100	Apple, Inc.*(a)	4,027,426
23,000	Automatic Data Processing, Inc.	984,860
5,800	Google, Inc., Class A*(a)	3,595,884
38,447	Hewlett-Packard Co.	1,980,405
46,000	International Business Machines Corp.	6,021,400
32,000	Intuit, Inc.*	982,720
9,783	MasterCard, Inc., Class A	2,504,253
94,025	Microsoft Corp.	2,866,822
97,800	NVIDIA Corp.*(a)	1,826,904
187,700	Oracle Corp.	4,606,158
5,000	Priceline.com, Inc.*(a)	1,092,500
56,200	QUALCOMM, Inc.	2,599,812
47,800	Research In Motion Ltd.*	3,228,412
37,800	Salesforce.com, Inc.*(a)	2,788,506

Shares or Contracts		Value

Common Stocks — (Continued)
Technology — (Continued)
40,700	Sybase, Inc.*	$1,766,380
55,900	Symantec Corp.*	1,000,051
50,000	Texas Instruments, Inc.	1,303,000
		43,175,493
Telecommunications — 1.7%
24,000	America Movil SA de CV ADR, Series L	1,127,520
33,200	American Tower Corp., Class A*	1,434,572
		2,562,092
Transportation — 0.6%
27,500	Expeditors International of Washington, Inc.	955,075
Total Common Stocks (Cost $115,440,650)		147,475,036
Options Purchased — 0.1%
657	Alpha Natural Resources, Inc., Put @ $35, Expiring March 2010	64,057
190	Apple, Inc., Put @ $160, Expiring January 2010	1,425
132	Danaher Corp., Put @ $65, Expiring March 2010	7,260
168	Halliburton Co., Put @ $25, Expiring April 2010	10,416
1,400	SPDR Trust, Series 1, Put @ $109, Expiring January 2010	105,000
240	Ultra Petroleum Corp., Put @ $43, Expiring March 2010	29,400
Total Options Purchased (Cost $529,044)		217,558
Cash Equivalents — 0.3%
515,548	Huntington Money Market Fund, Interfund Shares, 0.010% (b) (c)	515,548
Total Cash Equivalents (Cost $515,548)		515,548
Total Investments (Cost $116,485,242) — 99.4%		148,208,142
Other Assets in Excess of Liabilities — 0.6%		930,415
Net Assets — 100.0%		$149,138,557
(a)	All or a portion of the security is held as collateral for options.

(b)	Rate disclosed is the seven day yield as of December 31, 2009.

(c)	Investment in affiliate.

*	Non-income producing security.

ADR — American Depositary Receipt

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Income Equity Fund	December 31, 2009

Portfolio of Investments Summary Table	(unaudited)

Asset Allocation	Percentage of Market Value
Financials	14.8%
Industrials	13.6%
Energy	12.3%
Health Care	12.2%
Consumer Staples	10.7%
Consumer Discretionary	9.2%
Technology	7.0%
Utilities	5.8%
Real Estate Investment Trusts	4.5%
Telecommunications	4.4%
Materials	2.6%
Preferred Stocks	2.1%
Cash[1]	0.8%
Total	100.0%
1	Investments in an affiliated money market fund.

Portfolio holdings and allocations are subject to change. As of December 31, 2009, percentages in the table above are based on total investments. Such total investments may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund's total net assets.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

Shares		Value

Common Stocks — 97.1%
Consumer Discretionary — 9.2%
52,000	Darden Restaurants, Inc.	$1,823,640
61,000	J.C. Penney Co., Inc.	1,623,210
86,000	Limited Brands, Inc.	1,654,640
63,666	Time Warner, Inc.	1,855,227
22,000	V.F. Corp.	1,611,280
20,500	Whirlpool Corp.	1,653,530
		10,221,527
Consumer Staples — 10.7%
103,000	ConAgra Foods, Inc.	2,374,150
26,500	Kimberly-Clark Corp.	1,688,315
39,400	Molson Coors Brewing Co., Class B	1,779,304
33,300	PepsiCo, Inc.	2,024,640
31,700	Reynolds American, Inc.	1,679,149
189,000	Sara Lee Corp.	2,302,020
		11,847,578
Energy — 12.3%
26,900	BP PLC ADR	1,559,393
23,000	Chevron Texaco Corp.	1,770,770
27,900	ConocoPhillips	1,424,853
26,000	Exxon Mobil Corp.	1,772,940
57,000	Marathon Oil Corp.	1,779,540
67,000	Repsol YPF SA ADR	1,786,220
29,400	Royal Dutch Shell PLC ADR	1,767,234
27,800	Total SA ADR	1,780,312
		13,641,262

Shares		Value

Common Stocks — (Continued)
Financials — 14.8%
152,000	Banco Santander SA ADR	$2,498,880
52,000	Bank of Montreal	2,760,160
49,100	Chubb Corp.	2,414,738
46,300	The Bank of Nova Scotia	2,164,062
24,500	The Toronto-Dominion Bank	1,536,640
53,000	The Travelers Cos., Inc.	2,642,580
127,000	XL Capital Ltd., Class A	2,327,910
		16,344,970
Health Care — 12.2%
54,000	AstraZeneca PLC ADR	2,534,760
52,000	Cardinal Health, Inc.	1,676,480
62,000	Eli Lilly & Co.	2,214,020
52,000	Merck & Co., Inc.	1,900,080
133,000	Pfizer, Inc.	2,419,270
69,000	Sanofi-Aventis ADR	2,709,630
		13,454,240
Industrials — 13.6%
21,200	3M Co.	1,752,604
30,000	General Dynamics Corp.	2,045,100
112,000	General Electric Co.	1,694,560
43,800	Northrop Grumman Corp.	2,446,230
82,000	Pitney Bowes, Inc.	1,866,320
78,000	R.R. Donnelley & Sons Co.	1,737,060
54,000	Thomson Reuters Corp.	1,741,500
49,000	Tyco International Ltd.	1,748,320
		15,031,694

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Income Equity Fund	(Continued)

Shares		Value

Common Stocks — (Continued)
Materials — 2.6%
51,000	MeadWestvaco Corp.	$1,460,130
25,000	PPG Industries, Inc. (a)	1,463,500
		2,923,630
Real Estate Investment Trusts — 4.5%
71,000	HCP, Inc.	2,168,340
81,000	Mack-Cali Realty Corp.	2,800,170
1	Simon Property Group, Inc.	63
		4,968,573
Technology — 7.0%
34,400	Hewlett-Packard Co.	1,771,944
12,700	International Business Machines Corp.	1,662,430
80,000	Microsoft Corp.	2,439,200
74,500	Tyco Electronics Ltd. (a)	1,828,975
		7,702,549
Telecommunications — 4.4%
43,800	AT&T, Inc.	1,227,714
64,000	Vodafone Group PLC ADR	1,477,760
198,000	Windstream Corp.	2,176,020
		4,881,494

Shares		Value

Common Stocks — (Continued)
Utilities — 5.8%
40,100	DTE Energy Co.	$1,747,959
75,000	Duke Energy Corp.	1,290,750
125,000	NiSource, Inc.	1,922,500
34,500	Progress Energy, Inc.	1,414,845
		6,376,054
Total Common Stocks (Cost $98,154,149)		107,393,571
Preferred Stocks — 2.1%
Consumer Staples — 2.1%
54,400	Archer Daniels Midland Co., 6.250%	2,372,384
Total Preferred Stocks (Cost $1,756,342)		2,372,384
Cash Equivalents — 0.8%
843,426	Huntington Money Market Fund, Interfund Shares, 0.010% (b) (c)	843,426
Total Cash Equivalents (Cost $843,426)		843,426
Total Investments (Cost $100,753,917) — 100.0%		110,609,381
Other Assets in Excess of Liabilities — 0.0%		18,870
Net Assets — 100.0%		$110,628,251
(a)	All or a portion of the security is held as collateral for options.

(b)	Rate disclosed is the seven day yield as of December 31, 2009.

(c)	Investment in affiliate.

ADR	— American Depositary Receipt

PLC	— Public Liability Co.

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington International Equity Fund	December 31, 2009

Portfolio of Investments Summary Table	(unaudited)

Asset Allocation	Percentage of Market Value
United Kingdom	23.1%
Japan	18.6%
France	10.4%
Netherlands	7.0%
Switzerland	6.7%
Spain	5.0%
Exchange Traded Funds	4.6%
Germany	4.6%
Canada	3.1%
Australia	3.0%
Singapore	2.8%
Cash[1]	2.7%
Italy	2.0%
Netherlands Antilles	2.0%
Ireland	1.7%
Finland	1.4%
Taiwan	1.3%
Total	100.0%
1	Investments in an affiliated money market fund.

Portfolio holdings and allocations are subject to change. As of December 31, 2009, percentages in the table above are based on total investments. Such total investments may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund's total net assets.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

Shares		Value

Common Stocks — 92.5%
Australia — 3.0%
Consumer Staples — 1.8%
550,000	Foster's Group Ltd.	$2,716,440
130,000	Woolworths Ltd.	3,268,707
		5,985,147
Materials — 1.2%
100,000	BHP Billiton Ltd.	3,872,161
		9,857,308
Canada — 3.1%
Energy — 1.9%
108,000	Cenovus Energy, Inc.	2,721,600
108,000	EnCana Corp.	3,498,120
		6,219,720
Materials — 1.2%
37,700	Potash Corp. of Saskatchewan, Inc.	4,090,450
		10,310,170

Shares		Value

Common Stocks — (Continued)
Finland — 1.4%
Technology — 1.4%
245,000	Nokia Oyj	$3,132,561
121,000	Nokia Oyj ADR	1,554,850
		4,687,411
France — 10.4%
Consumer Discretionary — 0.9%
100,000	Vivendi	2,980,764
Energy — 2.0%
103,140	Total SA	6,653,597
Financials — 3.9%
273,900	AXA ADR	6,485,952
82,000	BNP Paribas	6,570,438
		13,056,390
Materials — 1.6%
62,000	Lafarge SA	5,137,635

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington International Equity Fund	(Continued)

Shares		Value

Common Stocks — (Continued)
France — (Continued)
Utilities — 2.0%
81,000	GDF Suez	$3,516,262
76,172	GDF Suez ADR	3,260,162
		6,776,424
		34,604,810
Germany — 4.6%
Health Care — 1.5%
139,300	Stada Arzneimittel AG	4,860,045
Technology — 1.3%
94,400	SAP AG ADR	4,476,165
Utilities — 1.8%
40,000	E.ON AG	1,669,056
100,000	E.ON AG ADR	4,175,000
		5,844,056
		15,180,266
Ireland — 1.7%
Materials — 1.7%
205,000	CRH PLC	5,586,047
Italy — 2.0%
Energy — 2.0%
192,000	Saipem SpA	6,632,647
Japan — 18.5%
Consumer Discretionary — 6.1%
32,500	Fast Retailing Co. Ltd.	6,097,240
176,000	Honda Motor Co. Ltd.	5,878,007
107,000	Makita Corp.	3,642,504
338,000	Matsushita Electric Industrial Co. Ltd.	4,809,386
		20,427,137
Consumer Staples — 2.0%
72,600	Unicharm Corp.	6,790,657
Financials — 3.7%
1,500	Japan Prime Realty Investment Corp.	3,102,449
400	Japan Real Estate Investment Corp.	2,938,144
1,274,500	Mitsubishi UFJ Financial Group, Inc. ADR	6,270,540
		12,311,133
Industrials — 3.6%
61,000	FANUC Ltd.	5,653,243
296,000	KOMATSU Ltd.	6,147,595
		11,800,838
Technology — 2.1%
168,500	Canon, Inc.	7,075,118
Utilities — 1.0%
128,000	The Tokyo Electric Power Co., Inc.	3,209,622
		61,614,505

Shares		Value

Common Stocks — (Continued)
Netherlands — 7.0%
Consumer Discretionary — 2.0%
226,000	Koninklijke (Royal) Phillips Electronics NV ADR	$6,653,440
Financials — 3.1%
1,043,710	ING Groep NV ADR*	10,238,795
Industrials — 1.9%
211,945	TNT NV	6,531,761
		23,423,996
Netherlands Antilles — 2.0%
Energy — 2.0%
100,352	Schlumberger Ltd.	6,531,912
Singapore — 2.8%
Industrials — 1.1%
592,000	Keppel Corp. Ltd.	3,468,964
Telecommunications — 1.7%
2,575,930	Singapore Telecommunications Ltd.	5,703,911
		9,172,875
Spain — 5.0%
Financials — 2.8%
519,066	Banco Bilbao Vizcaya Argentaria SA ADR	9,363,951
Telecommunications — 2.2%
257,384	Telefonica SA	7,201,616
		16,565,567
Switzerland — 6.7%
Health Care — 4.6%
168,400	Novartis AG	9,199,962
35,300	Roche Holding AG	6,000,522
		15,200,484
Materials — 2.1%
128,100	Syngenta AG ADR	7,208,187
		22,408,671
Taiwan — 1.3%
Technology — 1.3%
372,854	Taiwan Semiconductor Manufacturing Co. Ltd. ADR	4,265,450
United Kingdom — 23.0%
Consumer Discretionary — 2.4%
558,000	Pearson PLC	8,029,360
Consumer Staples — 5.7%
50,000	Diageo PLC ADR	3,470,500
129,000	Reckitt Benckiser Group PLC	6,991,667
1,218,284	Tesco PLC	8,420,955
		18,883,122

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington International Equity Fund	(Continued)

Shares		Value

Common Stocks — (Continued)
United Kingdom — (Continued)
Energy — 3.2%
338,000	BG Group PLC ADR	$6,124,613
144,000	Royal Dutch Shell PLC, Class A	4,376,744
		10,501,357
Financials — 3.2%
415,000	Standard Chartered PLC	10,555,959
Health Care — 2.5%
198,850	GlaxoSmithKline PLC ADR	8,401,412
Industrials — 2.0%
858,000	Rolls-Royce Group PLC	6,699,661
Telecommunications — 2.3%
3,230,000	Vodafone Group PLC	7,495,979
Utilities — 1.7%
311,100	Scottish & Southern Energy PLC	5,833,125
		76,399,975
Total Common Stocks (Cost $266,458,148)		307,241,610

Shares		Value

Mutual Funds — 4.6%
Exchange Traded Funds — 4.6%
212,000	iShares MSCI Hong Kong Index Fund	$3,319,920
99,500	iShares MSCI South Korea Index Fund	4,740,180
322,000	iShares MSCI Taiwan Index Fund	4,176,340
139,000	Morgan Stanley India Fund	3,142,790
Total Mutual Funds (Cost $12,636,858)		15,379,230
Cash Equivalents — 2.7%
8,877,051	Huntington Money Market Fund, Interfund Shares, 0.010% (a) (b)	8,877,051
Total Cash Equivalents (Cost $8,877,051)		8,877,051
Total Investments (Cost $287,972,057) — 99.8%		331,497,891
Other Assets in Excess of Liabilities — 0.2%		793,738
Net Assets — 100.0%		$332,291,629
(a)	Rate disclosed is the seven day yield as of December 31, 2009.

(b)	Investment in affiliate.

*	Non-income producing security.

ADR — American Depositary Receipt

PLC — Public Liability Co.

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Macro 100 Fund	December 31, 2009

Portfolio of Investments Summary Table	(unaudited)

Asset Allocation	Percentage of Market Value
Technology	15.1%
Energy	15.0%
Health Care	13.6%
Financials	13.1%
Industrials	11.4%
Consumer Staples	8.6%
Consumer Discretionary	7.6%
Cash[1]	6.9%
Materials	5.3%
Utilities	1.7%
Telecommunications	1.3%
Real Estate Investment Trusts	0.4%
Total	100.0%
1	Investments in an affiliated money market fund.

Portfolio holdings and allocations are subject to change. As of December 31, 2009, percentages in the table above are based on total investments. Such total investments may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund's total net assets.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

Shares		Value

Common Stocks — 93.2%
Consumer Discretionary — 7.6%
2,700	Apollo Group, Inc., Class A*	$163,566
1,000	AutoZone, Inc.*	158,070
7,000	eBay, Inc.*	164,780
7,000	Family Dollar Stores, Inc.	194,810
2,500	Fortune Brands, Inc.	108,000
3,200	Hasbro, Inc.	102,592
6,100	Johnson Controls, Inc.	166,164
6,000	Leggett & Platt, Inc.	122,400
3,400	Meredith Corp.	104,890
3,800	Omnicom Group, Inc.	148,770
3,825	Republic Services, Inc., Class A	108,286
7,200	Staples, Inc.	177,048
4,200	The Gap, Inc.	87,990
3,600	The Hershey Co.	128,844
4,900	The TJX Cos., Inc.	179,095
2,800	United Parcel Service, Inc., Class B	160,636
		2,275,941
Consumer Staples — 8.6%
2,800	Avon Products, Inc.	88,200
4,100	Colgate-Palmolive Co. (a)	336,815
5,100	Constellation Brands, Inc.*	81,243
10,000	Dean Foods Co.*	180,400
13,200	Kellogg Co.	702,240
3,200	McCormick & Co., Inc.	115,616
7,100	Procter & Gamble Co.	430,473
4,000	SUPERVALU, Inc.	50,840

Shares		Value

Common Stocks — (Continued)
Consumer Staples — (Continued)
16,200	Sysco Corp.	$452,628
2,400	The Clorox Co.	146,400
		2,584,855
Energy — 15.0%
6,500	Apache Corp.	670,605
26,400	BJ Services Co.	491,040
10,000	ConocoPhillips	510,700
10,000	Denbury Resources, Inc.*	148,000
4,200	Devon Energy Corp.	308,700
1,800	Entergy Corp.	147,312
2,100	EOG Resources, Inc.	204,330
2,100	Integrys Energy Group, Inc.	88,179
18,000	Marathon Oil Corp.	561,960
2,500	Occidental Petroleum Corp.	203,375
2,600	Peabody Energy Corp.	117,546
3,300	Pinnacle West Capital Corp.	120,714
3,800	PPL Corp.	122,778
2,200	Range Resources Corp.	109,670
22,500	Rowan Cos., Inc.*	509,400
4,100	XTO Energy, Inc.	190,773
		4,505,082
Financials — 13.1%
10,000	Aflac, Inc.	462,500
5,700	H&R Block, Inc.	128,934
7,700	Hudson City Bancorp, Inc.	105,721

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Macro 100 Fund	(Continued)

Shares		Value

Common Stocks — (Continued)
Financials — (Continued)
16,800	JPMorgan Chase & Co.	$700,056
10,000	Morgan Stanley	296,000
4,600	Paychex, Inc.	140,944
8,000	Progressive Corp.*	143,920
10,000	State Street Corp.	435,400
4,400	SunTrust Banks, Inc.	89,276
4,900	The Allstate Corp.	147,196
5,000	Torchmark Corp.	219,750
22,500	U.S. Bancorp	506,475
20,864	Wells Fargo & Co.	563,119
		3,939,291
Health Care — 13.6%
8,000	Becton, Dickinson & Co.	630,880
3,000	C.R. Bard, Inc.	233,700
4,700	Genzyme Corp.*	230,347
8,000	Gilead Sciences, Inc.*	346,240
6,300	Johnson & Johnson	405,783
8,200	McKesson Corp.	512,500
5,700	Medtronic, Inc.	250,686
38,500	Mylan Laboratories, Inc.*	709,555
3,700	Patterson Cos., Inc.*	103,526
9,850	Pfizer, Inc.	179,172
4,300	Sigma-Aldrich Corp.	217,279
2,700	Stryker Corp.	135,999
2,600	Zimmer Holdings, Inc.*	153,686
		4,109,353
Industrials — 11.4%
3,000	Flowserve Corp.	283,590
6,300	General Dynamics Corp.	429,471
4,100	Illinois Tool Works, Inc.	196,759
2,400	ITT Corp.	119,376
6,800	Jacobs Engineering Group, Inc.*	255,748
7,200	Masco Corp.	99,432
2,900	Pall Corp.	104,980
6,000	Parker Hannifin Corp.	323,280
3,700	Pitney Bowes, Inc.	84,212
5,000	Stericycle, Inc.*	275,850
10,000	Union Pacific Corp.	639,000
6,500	United Technologies Corp.	451,165
4,900	Waste Management, Inc.	165,669
		3,428,532

Shares		Value

Common Stocks — (Continued)
Materials — 5.3%
14,400	Ball Corp.	$744,480
5,000	Ecolab, Inc.	222,950
7,900	Pactiv Corp.*	190,706
16,000	The Dow Chemical Co.	442,080
		1,600,216
Real Estate Investment Trusts — 0.4%
4,100	HCP, Inc.	125,214
Technology — 15.2%
2,200	Affiliated Computer Services, Inc.*	131,318
6,500	BMC Software, Inc.*	260,650
40,800	Cisco Systems, Inc.*	976,752
4,400	Cognizant Technology Solutions Corp., Class A*	199,320
3,700	Electronic Arts, Inc.*	65,675
4,800	Fiserv, Inc.* (a)	232,704
3,500	International Business Machines Corp.	458,150
4,900	Intuit, Inc.*	150,479
89,200	Jabil Circuit, Inc.	1,549,404
31,800	Symantec Corp.*	568,902
		4,593,354
Telecommunications — 1.3%
11,800	Verizon Communications, Inc.	390,934
Utilities — 1.7%
3,800	Consolidated Edison, Inc.	172,634
4,900	Dominion Resources, Inc.	190,708
3,600	Progress Energy, Inc.	147,636
		510,978
Total Common Stocks (Cost $25,621,908)		28,063,750
Cash Equivalents — 6.9%
2,087,400	Huntington Money Market Fund, Interfund Shares, 0.010% (b) (c)	2,087,400
Total Cash Equivalents (Cost $2,087,400)		2,087,400
Total Investments (Cost $27,709,308) — 100.1%		30,151,150
Liabilities in Excess of Other Assets — (0.1)%		(25,210)
Net Assets — 100.0%		$30,125,940
(a)	All or a portion of the security is held as collateral for options.

(b)	Rate disclosed is the seven day yield as of December 31, 2009.

(c)	Investment in affiliate.

*	Non-income producing security.

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Mid Corp America Fund	December 31, 2009

Portfolio of Investments Summary Table	(unaudited)

Asset Allocation	Percentage of Market Value
Industrials	17.8%
Consumer Discretionary	14.2%
Technology	13.2%
Health Care	12.0%
Financials	10.9%
Energy	7.8%
Materials	7.6%
Cash[1]	5.0%
Utilities	4.6%
Consumer Staples	3.2%
Real Estate Investment Trusts	2.5%
Telecommunications	1.2%
Total	100.0%
1	Investments in an affiliated money market fund.

Portfolio holdings and allocations are subject to change. As of December 31, 2009, percentages in the table above are based on total investments. Such total investments may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund's total net assets.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

Shares		Value

Common Stocks — 95.1%
Consumer Discretionary — 14.2%
7,120	Advance Auto Parts, Inc.	$288,218
17,190	Aeropostale, Inc.*	585,320
15,900	Best Buy Co., Inc.	627,414
25,340	Bob Evans Farms, Inc.	733,593
32,400	BorgWarner, Inc.	1,076,328
8,630	Darden Restaurants, Inc.	302,654
18,970	DeVry, Inc.	1,076,168
30,934	Fidelity National Title Group, Inc., Class A	416,372
28,900	GameStop Corp.*	634,066
19,200	Hanover Insurance Group, Inc.	853,056
30,300	J. Crew Group, Inc.*	1,355,622
15,780	Jos. A. Bank Clothiers, Inc.*	665,758
20,800	Kohl's Corp.*	1,121,744
24,140	Marriott International, Inc., Class A	657,815
40,000	Nordstrom, Inc.	1,503,200
24,650	PetSmart, Inc.	657,908
12,710	Polo Ralph Lauren Corp.	1,029,256
15,540	Ross Stores, Inc.	663,713
37,200	Royal Caribbean Cruises Ltd.*	940,416
9,630	Sherwin-Williams Co.	593,689
24,900	The Buckle, Inc.	729,072
16,070	The Stanley Works	827,766
10,000	UniFirst Corp.	481,100
15,760	V.F. Corp.	1,154,262
7,600	Whirlpool Corp.	613,016
8,000	Wolverine World Wide, Inc.	217,760
		19,805,286

Shares		Value

Common Stocks — (Continued)
Consumer Staples — 3.2%
32,000	Church & Dwight Co., Inc.	$1,934,400
25,950	Constellation Brands, Inc.*	413,384
28,900	Dr. Pepper Snapple Group, Inc.	817,870
20,700	Ralcorp Holding, Inc.*	1,235,997
		4,401,651
Energy — 7.8%
16,100	Baker Hughes, Inc.	651,728
46,700	Chesapeake Energy Corp.	1,208,596
11,300	Forest Oil Corp.*	251,425
29,200	Helmerich & Payne, Inc.	1,164,496
9,145	Mariner Energy, Inc.*	106,173
28,160	Murphy Oil Corp.	1,526,272
27,900	National Fuel Gas Co.	1,395,000
35,500	Noble Energy, Inc.	2,528,310
6,000	Smith International, Inc.	163,020
66,200	Spectra Energy Corp.	1,357,762
11,250	Unit Corp.*	478,125
		10,830,907
Financials — 10.9%
10,000	Allied World Assurance Co. Holdings Ltd.	460,700
21,200	BancorpSouth, Inc.	497,352
38,800	Cincinnati Financial Corp.	1,018,112
26,900	City National Corp.	1,226,640
4,310	Everest Re Group Ltd.	369,281
34,430	First American Financial Corp.	1,139,977

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Mid Corp America Fund	(Continued)

Shares		Value

Common Stocks — (Continued)
Financials — (Continued)
17,248	FirstMerit Corp.	$347,375
7,372	Fulton Financial Corp.	64,284
9,730	HCC Insurance Holdings, Inc.	272,148
53,800	Hudson City Bancorp, Inc.	738,674
21,800	Invesco Ltd.	512,082
20,000	Legg Mason, Inc.	603,200
28,870	Lincoln National Corp.	718,286
13,300	M&T Bank Corp.	889,637
62,250	Old Republic International Corp.	624,990
45,400	Principal Financial Group	1,091,416
21,800	Prosperity Bancshares, Inc.	882,246
22,240	T. Rowe Price Group, Inc.	1,184,280
30,590	Torchmark Corp.	1,344,430
27,390	Trustmark Corp.	617,371
16,070	Unum Group	313,686
21,000	Wilmington Trust Corp.	259,140
		15,175,307
Health Care — 12.0%
60,000	AmerisourceBergen Corp.	1,564,200
12,430	Biogen Idec, Inc.*	665,005
10,540	Cephalon, Inc.*	657,801
18,775	Coventry Health Care, Inc.*	456,045
3,000	Genzyme Corp.*	147,030
49,600	Life Technologies Corp.*	2,590,608
29,800	Lincare Holdings, Inc.*	1,106,176
76,300	Mylan Laboratories, Inc.*	1,406,209
22,200	Owens & Minor, Inc.	953,046
38,300	PDL BioPharma, Inc.	262,738
16,000	Quest Diagnostics, Inc.	966,080
32,490	St. Jude Medical, Inc.*	1,194,982
68,156	Thermo Fisher Scientific, Inc.*	3,250,360
38,830	Watson Pharmaceutical, Inc.*	1,538,056
		16,758,336
Industrials — 17.9%
10,200	Alliant Techsystems, Inc.*	900,354
30,200	CNH Global NV*	754,396
47,200	Cooper Industries PLC	2,012,608
34,400	Cummins, Inc.	1,577,584
16,000	Elbit Systems Ltd.	1,039,520
22,900	EMCOR Group, Inc.*	616,010
3,000	G&K Services, Inc., Class A	75,390
28,700	General Cable Corp.*	844,354
26,690	ITT Corp.	1,327,561
53,400	John Bean Technologies Corp.	908,334
54,000	Kennametal, Inc.	1,399,680
39,000	L-3 Communications Holdings, Inc.	3,391,050
15,700	Ladish Co., Inc.*	236,756
19,500	Mohawk Industries, Inc.*	928,200
25,800	Pall Corp.	933,960
23,400	Parker Hannifin Corp.	1,260,792
15,100	Precision Castparts Corp.	1,666,285
20,000	Quanex Building Products Corp.	339,400
7,000	R.R. Donnelley & Sons Co.	155,890
3,000	Rockwell International Corp.	140,940

Shares		Value

Common Stocks — (Continued)
Industrials — (Continued)
21,000	Ryder System, Inc.	$864,570
16,000	Stericycle, Inc.*	882,720
21,500	Teleflex, Inc.	1,158,635
30,500	Thomas & Betts Corp.*	1,091,595
25,200	Weatherford International Ltd.*	451,332
		24,957,916
Materials — 7.6%
41,400	Albemarle Corp.	1,505,718
44,400	AptarGroup, Inc.	1,586,856
6,000	Ball Corp.	310,200
29,300	Cytec Industries, Inc.	1,067,106
27,000	FMC Corp.	1,505,520
14,000	Innophos Holdings, Inc.	321,860
27,200	Intrepid Potash, Inc.*	793,424
18,800	Lubrizol Corp.	1,371,460
3,000	Minerals Technologies, Inc.	163,410
18,300	Pactiv Corp.*	441,762
12,280	PPG Industries, Inc.	718,871
20,900	RPM International, Inc.	424,897
6,000	Schnitzer Steel Industries, Inc.	286,200
		10,497,284
Real Estate Investment Trusts — 2.5%
15,020	First Industrial Realty Trust, Inc.*	78,554
12,200	Home Properties, Inc.	582,062
28,335	Host Hotels & Resorts, Inc.	330,664
12,210	Liberty Property Trust	390,842
13,360	Mid-America Apartment Communities, Inc.	645,021
16,690	PS Business Parks, Inc.	835,334
18,260	Sovran Self Storage, Inc.	652,430
		3,514,907
Technology — 13.2%
225,066	Activision Blizzard, Inc.*	2,500,483
11,000	Amdocs Ltd.*	313,830
48,000	Arris Group, Inc.*	548,640
22,135	Benchmark Electronics, Inc.*	418,573
21,700	Citrix Systems, Inc.*	902,937
8,000	Cymer, Inc.*	307,040
15,570	Electronic Arts, Inc.*	276,368
32,866	Fidelity National Information Services, Inc.	770,379
3,000	Fiserv, Inc.*	145,440
28,430	FLIR Systems, Inc.*	930,230
40,000	Forrester Research, Inc.*	1,038,000
33,000	Harris Corp.	1,569,150
58,410	infoGROUP, Inc.*	468,448
51,000	Integrated Device Technology, Inc.*	329,970
12,000	Intersil Corp., Class A	184,080
29,000	JDA Software Group, Inc.*	738,630
11,000	Molex, Inc.	237,050
15,300	Multi-Fineline Electronix, Inc.*	434,061
30,800	NCR Corp.*	342,804
49,600	NVIDIA Corp.*	926,528

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Mid Corp America Fund	(Continued)

Shares		Value

Common Stocks — (Continued)
Technology — (Continued)
112,100	ON Semiconductor Corp.*	$987,601
17,200	Progress Software Corp.*	502,412
32,000	Sybase, Inc.*	1,388,800
30,800	Teradata Corp.*	968,044
29,250	Varian Semiconductor Equipment Associates, Inc.*	1,049,490
		18,278,988
Telecommunications — 1.2%
26,570	CenturyTel, Inc.	962,100
8,197	Harris Stratex Networks, Inc., Class A*	56,641
9,000	Telus Corp.	280,350
21,400	Turkcell Iletisim Hizmetleri AS ADR	374,286
		1,673,377
Utilities — 4.6%
12,000	AGL Resources, Inc.	437,640
9,766	Allete, Inc.	319,153
15,500	Atmos Energy Corp.	455,700
8,000	Constellation Energy Group, Inc.	281,360
60,750	MDU Resources Group, Inc.	1,433,700

Shares		Value

Common Stocks — (Continued)
Utilities — (Continued)
14,250	New Jersey Resources Corp.	$532,950
63,000	Questar Corp.	2,618,910
12,640	Xcel Energy, Inc.	268,347
		6,347,760
Total Common Stocks (Cost $90,121,492)		132,241,719
Cash Equivalents — 5.0%
6,946,743	Huntington Money Market Fund, Interfund Shares, 0.010% (a) (b)	6,946,743
Total Cash Equivalents (Cost $6,946,743)		6,946,743
Total Investments (Cost $97,068,235) — 100.1%		139,188,462
Liabilities in Excess of Other Assets — (0.1)%		(96,620)
Net Assets — 100.0%		$139,091,842
(a)	Investment in affiliate.

(b)	Rate disclosed is the seven day yield as of December 31, 2009.

*	Non-income producing security.

ADR — American Depositary Receipt

PLC — Public Liability Co.

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington New Economy Fund	December 31, 2009

Portfolio of Investments Summary Table	(unaudited)

Asset Allocation	Percentage of Market Value
Technology	17.9%
Health Care	13.9%
Industrials	13.8%
Materials	11.3%
Consumer Discretionary	11.2%
Financials	9.8%
Cash[1]	9.0%
Energy	6.8%
Consumer Staples	2.0%
Telecommunications	2.0%
Real Estate Investment Trusts	1.2%
Utilities	1.1%
Total	100.0%
1	Investments in an affiliated money market fund.

Portfolio holdings and allocations are subject to change. As of December 31, 2009, percentages in the table above are based on total investments. Such total investments may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund's total net assets.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

Shares		Value

Common Stocks — 91.2%
Consumer Discretionary — 11.2%
10,300	Advance Auto Parts, Inc.	$416,944
30,600	American Eagle Outfitters, Inc.	519,588
15,000	Big Lots, Inc.*	434,700
40,000	Iconix Brand Group, Inc.*	506,000
46,100	Las Vegas Sands Corp.*	688,734
9,134	Monro Muffler Brake, Inc.	305,441
4,600	Netflix, Inc.*	253,644
10,750	O'Reilly Automative, Inc.*	409,790
12,770	The Buckle, Inc.	373,905
15,100	Time Warner, Inc.	440,014
15,000	True Religion Apparel, Inc.*	277,350
15,100	Under Armour, Inc., Class A*	411,777
11,900	Wynn Resorts Ltd.	692,937
		5,730,824
Consumer Staples — 2.0%
8,300	Diamond Foods, Inc.	294,982
5,300	Energizer Holdings, Inc.*	324,784
11,700	Walgreen Co.	429,624
		1,049,390
Energy — 6.8%
12,900	Alpha Natural Resources, Inc.*	559,602
19,500	Chesapeake Energy Corp.	504,660
10,100	CONSOL Energy, Inc.	502,980
9,400	FMC Technologies, Inc.*	543,696
16,000	Holly Corp.	410,080

Shares		Value

Common Stocks — (Continued)
Energy — (Continued)
18,000	Petrohawk Energy Corp.*	$431,820
10,000	Range Resources Corp.	498,500
30	Ultra Petroleum Corp.*	1,496
		3,452,834
Financials — 9.8%
9,000	Bank of Hawaii Corp.	423,540
19,200	City Holding Co.	620,736
41,400	Hudson City Bancorp, Inc.	568,422
10,600	Jones Lang LaSalle, Inc.	640,240
44,700	New York Community Bancorp, Inc.	648,597
26,300	Trustmark Corp.	592,802
16,200	Unitrin, Inc.	357,210
53,800	Valley National Bancorp	760,194
6,900	Westamerica Bancorp	382,053
		4,993,794
Health Care — 14.0%
37,900	BioCryst Pharmaceuticals, Inc.*	244,834
10,300	CareFusion Corp.*	257,603
37,300	Cepheid, Inc.*	465,504
11,000	Gilead Sciences, Inc.*	476,080
22,400	Illumina, Inc.*	686,560
38,500	Immucor, Inc.*	779,240
15,340	Life Technologies Corp.* (a)	801,208
9,480	LifePoint Hospitals, Inc.*	308,195
15,000	MedAssets, Inc.*	318,150

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington New Economy Fund	(Continued)

Shares		Value

Common Stocks — (Continued)
Health Care — (Continued)
35,140	Perrigo Co.	$1,399,978
43,600	Protalix BioTherapeutics, Inc.*	288,632
50,530	Quidel Corp.*	696,303
11,000	WellCare Health Plans, Inc.*	404,360
		7,126,647
Industrials — 13.8%
32,600	AGCO Corp.*	1,054,284
13,500	Bucyrus International, Inc.	760,995
14,100	Cooper Industries PLC	601,224
15,800	Curtiss-Wright Corp.	494,856
11,200	FTI Consulting, Inc.*	528,192
19,900	Harsco Corp.	641,377
23,200	KBR, Inc.	440,800
13,900	Lindsay Corp.	553,915
14,300	Oshkosh Corp.	529,529
13,100	Overseas Shipholding Group, Inc.	575,745
20,300	The Corporate Executive Board Co.	463,246
5,460	Valmont Industries, Inc.	428,337
		7,072,500
Materials — 11.3%
10,300	Agrium, Inc.	633,450
12,600	Cliffs Natural Resources, Inc.	580,734
6,700	Cytec Industries, Inc.	244,014
4,500	FMC Corp.	250,920
34,600	Kinross Gold Corp.	636,640
7,300	Potash Corp. of Saskatchewan, Inc.	792,050
25,300	Silver Wheaton Corp.*	380,006
39,640	Steel Dynamics, Inc.	702,421
10,000	Terra Industries, Inc.	321,900
5,200	Walter Energy, Inc.	391,612
33,500	Westlake Chemical Corp.	835,155
		5,768,902
Real Estate Investment Trusts — 1.2%
11,900	SL Green Realty Corp.	597,856

Shares		Value

Common Stocks — (Continued)
Technology — 18.0%
77,080	Activision Blizzard, Inc.*	$856,359
29,200	Aixtron AG ADR	978,200
14,900	Cognex Corp.	264,028
17,560	Cree, Inc.*	989,857
26,100	Cymer, Inc.*	1,001,718
49,000	Electronic Arts, Inc.*	869,750
18,700	Lam Research Corp.*	733,227
31,000	Marvell Technology Group Ltd.*	643,250
5,800	Quality Systems, Inc.	364,182
8,900	Research In Motion Ltd.*	601,106
23,600	SanDisk Corp.*	684,164
49,800	STEC, Inc.*	813,732
20,800	Volterra Semiconductor Corp.*	397,696
		9,197,269
Telecommunications — 2.0%
11,900	American Tower Corp., Class A*	514,199
12,900	Crown Castle International Corp.*	503,616
		1,017,815
Utilities — 1.1%
13,019	ONEOK, Inc.	580,257
Total Common Stocks (Cost $45,877,317)		46,588,088
Cash Equivalents — 9.0%
4,594,933	Huntington Money Market Fund, Interfund Shares, 0.010% (b) (c)	4,594,933
Total Cash Equivalents (Cost $4,594,933)		4,594,933
Total Investments (Cost $50,472,250) — 100.2%		51,183,021
Liabilities in Excess of Other Assets — (0.2)%		(124,153)
Net Assets — 100.0%		$51,058,868
(a)	All or a portion of the security is held as collateral for options.

(b)	Rate disclosed is the seven day yield as of December 31, 2009.

(c)	Investment in affiliate.

*	Non-income producing security.

ADR — American Depositary Receipt

PLC — Public Liability Co.

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Real Strategies Fund	December 31, 2009

Portfolio of Investments Summary Table	(unaudited)

Asset Allocation	Percentage of Market Value
Energy	30.5%
Materials	19.9%
Industrials	16.3%
Cash[1]	11.8%
Mutual Funds	10.8%
Real Estate Investment Trusts	6.0%
Consumer Staples	3.0%
Utilities	1.7%
Total	100.0%
1	Investments in an affiliated money market fund.

Portfolio holdings and allocations are subject to change. As of December 31, 2009, percentages in the table above are based on total investments. Such total investments may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund's total net assets.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

Shares		Value

Common Stocks — 77.8%
Consumer Staples — 3.0%
152,100	Cosan Ltd., Class A*	$1,323,270
70,000	Tyson Foods, Inc., Class A	858,900
		2,182,170
Energy — 30.7%
16,000	Canadian Natural Resources Ltd. ADR	1,151,200
17,000	Cenovus Energy, Inc.	428,400
33,300	Chesapeake Energy Corp.	861,804
78,200	El Paso Corp.	768,706
40,000	El Paso Pipeline Partners LP	1,038,400
17,000	EnCana Corp.	550,630
28,700	Enterprise Products Partners LP	901,467
25,000	Frontier Oil Corp.	301,000
52,800	Hugoton Royalty Trust	849,024
35,000	James River Coal Co.*	648,550
34,100	Linn Energy LLC	950,708
25,800	National Oilwell Varco, Inc.	1,137,522
50,000	Natural Resource Partners LP	1,212,000
27,600	Newfield Exploration Co.*	1,331,148
17,500	Noble Corp.	712,250
22,700	Peabody Energy Corp.	1,026,267
14,000	Rowan Cos., Inc.*	316,960
18,500	Sasol Ltd. ADR	738,890
20,000	Smith International, Inc.	543,400
64,900	Spectra Energy Corp.	1,331,099
40,646	StatoilHydro ASA ADR	1,012,492
60,000	Tesoro Corp.	813,000
19,198	Transocean Ltd.*	1,589,594
41,000	Valero Energy Corp.	686,750
38,400	XTO Energy, Inc.	1,786,752
		22,688,013

Shares		Value

Common Stocks — (Continued)
Industrials — 16.4%
34,000	AGCO Corp.*	$1,099,560
25,100	Bucyrus International, Inc. (a)	1,414,887
12,000	Canadian National Railway Co.	652,320
12,000	Deere & Co.	649,080
12,000	Fluor Corp.	540,480
44,500	Foster Wheeler AG*	1,310,080
29,700	Harsco Corp.	957,231
26,900	Kennametal, Inc. (a)	697,248
10,000	KOMATSU Ltd. ADR	835,500
97,900	Manitowoc Co.	976,063
7,500	POSCO ADR (a)	983,250
28,300	Rayonier, Inc.	1,193,128
35,000	Robbins & Myers, Inc.	823,200
		12,132,027
Materials — 20.0%
15,670	Agrium, Inc.	963,705
33,200	Cameco Corp.	1,068,044
13,000	FMC Corp. (a)	724,880
13,450	Monsanto Co. (a)	1,099,538
10,000	Nucor Corp.	466,500
98,000	Olin Corp.	1,716,960
10,020	Potash Corp. of Saskatchewan, Inc.	1,087,170
7,000	Praxair, Inc.	562,170
7,500	Rio Tinto PLC ADR	1,615,425
20,200	Tenaris SA ADR	861,530
20,000	Terra Industries, Inc.	643,800
4,000	Terra Nitrogen Co., LP	416,320
19,500	The Mosaic Co.	1,164,735
255,400	USEC, Inc.*	983,290
32,000	Yara International ASA ADR	1,457,600
		14,831,667

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Real Strategies Fund	(Continued)

Shares		Value

Common Stocks — (Continued)
Real Estate Investment Trusts — 6.0%
81	Avalonbay Communities, Inc.	$6,651
17,900	Boston Properties, Inc. (a)	1,200,553
80,000	Duke Realty Corp.	973,600
28,700	Plum Creek Timber Co., Inc.	1,083,712
16,807	Vornado Realty Trust	1,175,462
		4,439,978
Utilities — 1.7%
23,000	American Water Works Co., Inc. (a)	515,430
18,500	Questar Corp.	769,045
		1,284,475
Total Common Stocks (Cost $67,899,693)		57,558,330
Mutual Funds — 10.8%
Exchange Traded Funds — 7.1%
12,000	Oil Service HOLDRs Trust	1,428,000
50,000	PowerShares DB Agriculture Fund	1,322,000
30,000	PowerShares DB US Dollar Index Bullish Fund	692,400
36,000	UltraShort 20+ Year Treasury ProShares (a)	1,800,000
		5,242,400
Exchange Traded Notes — 1.5%
40,000	iPath Dow Jones-AIG Livestock Total Return Sub-Index*	$1,126,400

Shares or Contracts		Value

Mutual Funds — (Continued)
Investment Company — 2.2%
119,800	Central Fund of Canada Ltd., Class A	1,650,844
Total Mutual Funds (Cost $9,322,541)		8,019,644
Options Purchased — 0.0%
170	Syngenta AG, Call @ $60, Expiring March 2010	27,200
Total Options Purchased (Cost $29,755)		27,200
Cash Equivalents — 11.8%
8,766,417	Huntington Money Market Fund, Interfund Shares, 0.010% (b) (c)	8,766,417
Total Cash Equivalents (Cost $8,766,417)		8,766,417
Total Investments (Cost $86,018,406) — 100.4%		74,371,591
Liabilities in Excess of Other Assets — (0.4)%		(352,987)
Net Assets — 100.0%		$74,018,604
(a)	All or a portion of the security is held as collateral for options.

(b)	Investment in affiliate.

(c)	Rate disclosed is the seven day yield as of December 31, 2009.

*	Non-income producing security.

ADR — American Depositary Receipt

LLC — Limited Liability Co.

LP — Limited Partnership

PLC — Public Liability Co.

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Rotating Markets Fund	December 31, 2009

Portfolio of Investments Summary Table	(unaudited)

Asset Allocation	Percentage of Market Value
Exchange Traded Funds	95.4%
Cash[1]	4.6%
Total	100.0%
1	Investments in an affiliated money market fund.

Portfolio holdings and allocations are subject to change. As of December 31, 2009, percentages in the table above are based on total investments. Such total investments may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund's total net assets.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

Shares		Value

Mutual Funds — 95.4%
Exchange Traded Funds — 95.4%
85,000	DIAMONDS Trust, Series 1	$8,844,250
8,000	iShares MSCI Brazil Index Fund	596,880
225,668	iShares MSCI Emerging Markets Index Fund	9,365,222
55,000	iShares MSCI Germany Index Fund	1,234,200
6,900	iShares MSCI Hong Kong Index Fund	108,054
118,593	iShares MSCI Pacific ex-Japan Index Fund	4,906,192
140,300	iShares MSCI Singapore Index Fund	1,610,644
34,300	iShares MSCI South Korea Index Fund	1,634,052
122,570	S&P Depositary Receipt	13,659,201
Total Mutual Funds (Cost $35,790,578)		41,958,695

Shares		Value

Cash Equivalents — 4.6%
2,012,698	Huntington Money Market Fund, Interfund Shares, 0.010% (a) (b)	$2,012,698
Total Cash Equivalents (Cost $2,012,698)		2,012,698
Total Investments (Cost $37,803,276) — 100.0%		43,971,393
Other Assets in Excess of Liabilities — 0.0%		21,983
Net Assets — 100.0%		$43,993,376
(a)	Rate disclosed is the seven day yield as of December 31, 2009.

(b)	Investment in affiliate.

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Situs Fund	December 31, 2009

Portfolio of Investments Summary Table	(unaudited)

Asset Allocation	Percentage of Market Value
Industrials	18.6%
Health Care	14.0%
Technology	12.6%
Consumer Discretionary	12.1%
Energy	9.6%
Materials	9.4%
Financials	9.2%
Consumer Staples	5.3%
Telecommunications	2.7%
Utilities	2.5%
Real Estate Investment Trust	2.4%
Cash[1]	0.9%
Mutual Funds	0.7%
Total	100.0%
1	Investments in an affiliated money market fund.

Portfolio holdings and allocations are subject to change. As of December 31, 2009, percentages in the table above are based on total investments. Such total investments may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund's total net assets.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

Shares		Value

Common Stocks — 100.4%
Bermuda — 1.3%
Financials — 1.3%
30,000	Arch Capital Group Ltd.*(a)	$2,146,500
Brazil — 1.2%
Consumer Discretionary — 1.2%
26,100	Companhia Brasileira de Distribuicao Grupo Pao de Acucar	1,960,632
Cayman Islands — 2.5%
Consumer Discretionary — 1.4%
45,000	Garmin Ltd. (a)	1,381,500
17,500	Shanda Interactive Entertainment Ltd. ADR*	920,675
		2,302,175
Consumer Staples — 1.1%
80,000	Fresh Del Monte Produce, Inc.*(a)	1,768,000
		4,070,175
Chile — 0.6%
Materials — 0.6%
24,000	Sociedad Quimica y Minera de Chile SA ADR	901,680

Shares		Value

Common Stocks — (Continued)
Denmark — 1.2%
Energy — 0.5%
13,900	Vestas Wind Systems A/S*	$848,982
Health Care — 0.7%
10,500	Novozymes A/S, Class B	1,092,464
		1,941,446
Germany — 0.9%
Health Care — 0.9%
41,800	Stada Arzneimittel AG	1,458,363
Hong Kong — 0.7%
Consumer Discretionary — 0.7%
228,500	Television Broadcasts Ltd.	1,100,782
Japan — 2.3%
Consumer Discretionary — 0.7%
33,100	Honda Motor Co. Ltd. ADR (a)	1,122,090
Consumer Staples — 0.6%
51,300	Shiseido Co. Ltd.	981,157
Financials — 0.2%
70	Japan Prime Realty Investment Corp.	144,781
20	Japan Real Estate Investment Corp.	146,907
		291,688

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Situs Fund	(Continued)

Shares		Value

Common Stocks — (Continued)
Japan — (Continued)
Health Care — 0.8%
20,600	Terumo Corp.	$1,238,832
		3,633,767
Mexico — 0.7%
Consumer Discretionary — 0.7%
35,000	Desarrolladora Homex S.A.B de C.V. ADR*	1,176,700
Singapore — 0.5%
Consumer Staples — 0.5%
94,000	Asia Pacific Breweries Ltd.	823,211
South Africa — 0.2%
Materials — 0.2%
35,000	Denison Mines Corp.*	44,100
30,000	Harmony Gold Mining Co. Ltd. ADR	305,100
		349,200
Sweden — 0.6%
Consumer Discretionary — 0.6%
153,800	Haldex AB*	956,882
Turkey — 0.7%
Telecommunications — 0.7%
60,800	Turkcell Iletisim Hizmetleri AS ADR	1,063,392
United Kingdom — 0.7%
Consumer Staples — 0.7%
20,000	Reckitt Benckiser Group PLC	1,083,979
United States — 86.3%
Consumer Discretionary — 7.0%
175,000	Cabela's, Inc., Class A*(a)	2,495,500
10,500	Columbia Sportswear Co.	409,920
20,050	Fossil, Inc.*(a)	672,878
50,000	Jakks Pacific, Inc.*	606,000
18,000	Polo Ralph Lauren Corp. (a)	1,457,640
100,000	Quanta Services, Inc.*(a)	2,084,000
23,850	Rent-A-Center, Inc.*	422,622
40,000	ScanSource, Inc.*(a)	1,068,000
50,000	Southwest Airlines Co.	571,500
40,600	Urban Outfitters, Inc.*	1,420,594
		11,208,654
Consumer Staples — 2.5%
70,000	Owens-Illinois, Inc.*	2,300,900
40,000	Sanderson Farms, Inc. (a)	1,686,400
		3,987,300
Energy — 9.3%
35,000	Alliance Resource Partners LP	1,517,950
20,000	Atwood Oceanics, Inc.*	717,000
50,000	Carbo Ceramics, Inc.	3,408,500
130,400	Denbury Resources, Inc.*	1,929,920
20,000	Dril-Quip, Inc.*(a)	1,129,600

Shares		Value

Common Stocks — (Continued)
United States — (Continued)
30,000	Lufkin Industries, Inc.	$2,196,000
40,000	Newfield Exploration Co.* (a)	1,929,200
20,000	Oceaneering International, Inc.* (a)	1,170,400
10,000	Saint Mary Land & Exploration Co.	342,400
28,000	Swift Energy Co.*	670,880
		15,011,850
Financials — 7.9%
70,204	BB&T Corp. (a)	1,781,076
52,300	Cullen/Frost Bankers, Inc.	2,615,000
75,000	International Bancshares Corp.	1,419,750
100,000	Protective Life Corp. (a)	1,655,000
150,000	Raymond James Financial, Inc.	3,565,500
51,383	SCBT Financial Corp.	1,422,795
13,800	WSFS Financial Corp.	353,694
		12,812,815
Health Care — 11.9%
150,000	Albany Molecular Research*	1,362,000
23,000	Bio-Rad Laboratories, Inc., Class A*	2,218,580
50,000	Cerner Corp.*	4,122,000
30,000	Edwards LifeSciences Corp.*	2,605,500
40,000	Kindred Healthcare, Inc.*	738,400
81,000	Kinetic Concepts, Inc.*	3,049,650
60,000	Lincare Holdings, Inc.*	2,227,200
75,000	Osiris Therapeutics, Inc.*	535,500
60,000	Watson Pharmaceutical, Inc.*	2,376,600
		19,235,430
Industrials — 19.0%
15,000	Alliant Techsystems, Inc.*(a)	1,324,050
20,000	American Woodmark Corp.	393,600
40,000	BE Aerospace, Inc.*	940,000
30,000	Eastman Chemical Co. (a)	1,807,200
100,000	EnPro Industries, Inc.*	2,641,000
30,000	Exlservice Holdings, Inc.*	544,800
35,000	Flowserve Corp.	3,308,550
70,000	Harsco Corp.	2,256,100
52,000	Jacobs Engineering Group, Inc.*(a)	1,955,720
25,000	Overseas Shipholding Group, Inc. (a)	1,098,750
22,000	Precision Castparts Corp.	2,427,700
70,000	Quaker Chemical Corp.	1,444,800
40,000	Ryder System, Inc. (a)	1,646,800
35,000	The Timken Co. (a)	829,850
145,000	Trinity Industries, Inc.	2,528,800
55,000	Universal Forest Products, Inc. (a)	2,024,550
80,000	Watts Water Technologies, Inc., Class A	2,473,600
53,750	Werner Enterprises, Inc. (a)	1,063,712
		30,709,582
Materials — 8.8%
40,000	Albemarle Corp. (a)	1,454,800
50,000	Ceradyne, Inc.*	960,500
17,000	Deckers Outdoor Corp.*(a)	1,729,240
50,400	Eagle Materials, Inc.	1,312,920
35,000	RTI International Metals, Inc.*	880,950
50,000	Terra Industries, Inc. (a)	1,609,500

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Situs Fund	(Continued)

Shares		Value

Common Stocks — (Continued)
United States — (Continued)
50,000	Texas Industries, Inc. (a)	$1,749,500
20,000	The Scotts Co.	786,200
100,000	Trimble Navigation Ltd.*	2,520,000
33,000	United States Lime & Minerals, Inc.*	1,139,490
		14,143,100
Real Estate Investment Trusts — 2.4%
23,500	Camden Property Trust	995,695
60,000	Equity One, Inc.	970,200
100,000	Weingarten Realty Investors (a)	1,979,000
		3,944,895
Technology — 12.9%
32,900	ACI Worldwide, Inc.*	564,235
5,000	American Superconductor Corp.*	204,500
75,000	Anixter International, Inc.*	3,532,500
30,000	Black Box Corp. (a)	850,200
250,000	Jabil Circuit, Inc.	4,342,500
60,600	Methode Electronics, Inc.	526,008
60,000	NETGEAR, Inc.*(a)	1,301,400
45,000	OYO Geospace Corp.*	1,930,050
150,000	Red Hat, Inc.*	4,635,000
150,000	Sigma Designs, Inc.*(a)	1,605,000
60,900	Standard Microsystems Corp.*	1,265,502
		20,756,895
Telecommunications — 2.1%
115,900	CommScope, Inc.*	3,074,827
39,000	General Communication, Inc., Class A*	248,820
		3,323,647
Utilities — 2.5%
5,000	AGL Resources, Inc.	182,350
39,900	Hawaiian Electric Industries, Inc.	833,910
13,100	Northwest Natural Gas Co.	590,024
50,000	Portland General Electric Co.	1,020,500
58,500	UGI Corp. (a)	1,415,115
		4,041,899
		139,176,067
Total Common Stocks (Cost $135,833,892)		161,842,776

Shares		Value

Mutual Funds — 0.7%
Exchange Traded Funds — 0.6%
25,000	iShares FTSE/Xinhua China 25 Index Fund	$1,056,750
Investment Companies — 0.1%
10,000	Central Fund of Canada Ltd., Class A	137,800
Total Mutual Funds (Cost $741,866)		1,194,550
Cash Equivalents — 0.9%
1,505,460	Huntington Money Market Fund, Interfund Shares, 0.010% (b) (c)	1,505,460
Total Cash Equivalents (Cost $1,505,460)		1,505,460
Total Investments (Cost $138,081,218) — 102.0%		164,542,786
Liabilities in Excess of Other Assets — (2.0)%		(3,261,037)
Net Assets — 100.0%		$161,281,749
(a)	All or a portion of the security is held as collateral for options.

(b)	Rate disclosed is the seven day yield as of December 31, 2009.

(c)	Investment in affiliate.

*	Non-income producing security.

ADR — American Depositary Receipt

LP — Limited Partnership

PLC — Public Liability Co.

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Technical Opportunities Fund	December 31, 2009

Portfolio of Investments Summary Table	(unaudited)

Asset Allocation	Percentage of Market Value
Exchange Traded Funds	94.0%
Materials	3.8%
Cash[1]	2.2%
Total	100.0%
1	Investments in an affiliated money market fund.

Portfolio holdings and allocations are subject to change. As of December 31, 2009, percentages in the table above are based on total investments. Such total investments may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund's total net assets.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

Shares		Value

Common Stocks — 3.8%
Materials — 3.8%
25,700	Eldorado Gold Corp.*	$364,169
Total Common Stocks (Cost $347,207)		364,169
Mutual Funds — 94.0%
Exchange Traded Funds — 94.0%
21,850	DIAMONDS Trust, Series 1	2,273,492
7,950	iShares Cohen & Steers Realty Majors Index Fund	417,534
9,400	iShares MSCI Brazil Index Fund	701,334
29,500	iShares MSCI Emerging Markets Index Fund	1,224,250
10,700	iShares MSCI Mexico Index Fund	522,909
47,500	iShares MSCI Singapore Index Fund	545,300
11,665	iShares MSCI South Korea Index Fund	555,721
16,000	Market Vectors Steel Index Fund	984,320
3,000	Oil Service HOLDRs Trust	357,000
5,564	S&P Depositary Receipt	620,052
18,000	SPDR Metals & Mining	928,980
Total Mutual Funds (Cost $7,886,834)		9,130,892

Shares		Value

Cash Equivalents — 2.2%
214,085	Huntington Money Market Fund, Interfund Shares, 0.010% (a) (b)	$214,085
Total Cash Equivalents (Cost $214,085)		214,085
Total Investments (Cost $8,448,126) — 100.0%		9,709,146
Other Assets in Excess of Liabilities — 0.0%		1,438
Net Assets — 100.0%		$9,710,584

(a) Investment in affiliate.

(b) Rate disclosed is the seven day yield as of December 31, 2009.

* Non-income producing security.

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Fixed Income Securities Fund	December 31, 2009

Portfolio of Investments Summary Table	(unaudited)

Asset Allocation	Percentage of Market Value
Corporate Bonds	49.2%
U.S. Government Agencies	23.4%
U.S. Treasury Obligations	21.1%
U.S. Government Mortgage Backed Agencies	3.8%
Cash[1]	2.2%
Preferred Stocks	0.3%
Total	100.0%
1	Investments in an affiliated money market fund.

Portfolio holdings and allocations are subject to change. As of December 31, 2009, percentages in the table above are based on total investments. Such total investments may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

Principal Amount		Value

Corporate Bonds — 48.7%
Consumer Discretionary — 1.3%
$2,000,000	The Home Depot, Inc., 4.625%, 8/15/10	$2,047,416
1,000,000	The Walt Disney Co., Series D, 4.500%, 12/15/13	1,062,246
		3,109,662
Consumer Staples — 4.0%
1,498,000	ConAgra Foods, Inc., 6.750%, 9/15/11	1,617,352
2,000,000	General Mills, Inc., 5.650%, 9/10/12	2,175,754
2,000,000	Kraft Foods, Inc., 6.000%, 2/11/13	2,144,816
1,000,000	Procter & Gamble Co., 4.600%, 1/15/14	1,064,776
2,000,000	The Kroger Co., 7.500%, 1/15/14	2,282,572
		9,285,270
Energy — 4.5%
1,840,000	Enterprise Products Operating LP, 7.500%, 2/1/11	1,949,609
2,000,000	Halliburton Co., 6.150%, 9/15/19	2,233,422
1,000,000	Marathon Oil Canada Corp., 8.375%, 5/1/12	1,119,351
1,000,000	Transocean, Inc., 6.000%, 3/15/18	1,066,941
3,803,000	XTO Energy, Inc., 7.500%, 4/15/12	4,240,466
		10,609,789
Financials — 14.8%
2,000,000	American Express Credit Co., Series C, 7.300%, 8/20/13	2,247,762
2,000,000	Barrick International Bank Corp., 5.750%, 10/15/16 (a) (b)	2,083,824
2,000,000	General Electric Capital Corp., 4.875%, 10/21/10	2,068,290

Principal Amount		Value

Corporate Bonds — (Continued)
Financials — (Continued)
$1,000,000	General Electric Capital Corp., 5.250%, 10/19/12	$1,064,222
2,000,000	General Electric Capital Corp., Series G, 5.720%, 8/22/11	2,033,836
2,000,000	General Electric Global Insurance Holdings Corp., 7.500%, 6/15/10	2,052,134
1,000,000	Goldman Sachs Group, Inc., 6.600%, 1/15/12	1,087,139
1,000,000	Goldman Sachs Group, Inc., 5.250%, 10/15/13	1,062,013
2,000,000	HSBC Finance Corp., 5.625%, 6/15/20	1,848,824
1,000,000	JPMorgan Chase & Co., 6.000%, 1/15/18	1,074,995
1,000,000	Lincoln National Corp., 4.750%, 2/15/14	992,748
3,000,000	MBNA America Bank Corp. N.A., 7.125%, 11/15/12 (a) (b)	3,265,683
1,000,000	Merrill Lynch & Co., Inc., 5.770%, 7/25/11	1,057,138
1,000,000	MetLife, Inc., 5.000%, 11/24/13	1,052,723
1,000,000	MetLife, Inc., 5.700%, 6/15/35	987,579
1,000,000	Morgan Stanley, 6.750%, 10/15/13	1,092,798
2,000,000	Nationwide Financial Services, Inc., 6.250%, 11/15/11	2,071,386
1,000,000	Northern Trust Co., 6.500%, 8/15/18	1,114,005
2,050,000	RenaissanceRe Holdings Ltd., 5.875%, 2/15/13	2,075,261
2,000,000	Royal Bank of Canada, 5.650%, 7/20/11	2,135,386
2,210,000	WFC Greater Bay Bancorp, 5.125%, 4/15/10	2,237,371
		34,705,117

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Fixed Income Securities Fund	(Continued)

Principal Amount		Value

Corporate Bonds — (Continued)
Health Care — 1.9%
$2,000,000	Astrazeneca PLC, 5.900%, 9/15/17	$2,222,342
1,000,000	Pfizer, Inc., 5.350%, 3/15/15	1,092,905
1,000,000	Wyeth, 5.500%, 3/15/13	1,087,288
		4,402,535
Industrials — 4.3%
2,000,000	Cintas Corp., 6.150%, 8/15/36	1,885,312
1,665,000	Emerson Electric Co., 5.125%, 12/1/16	1,738,478
2,000,000	Raytheon Co., 5.500%, 11/15/12	2,196,442
2,000,000	Union Pacific Corp., 5.650%, 5/1/17	2,114,760
2,000,000	United Technologies Corp., 6.125%, 2/1/19	2,210,096
		10,145,088
Materials — 1.8%
2,000,000	Nucor Corp., 5.000%, 12/1/12	2,182,894
2,000,000	Potash Corp. of Saskatchewan, Inc., 5.250%, 5/15/14	2,149,208
		4,332,102
Real Estate Investment Trusts — 1.7%
2,000,000	Hospitality Properties Trust, 6.750%, 2/15/13	2,028,350
1,000,000	Kimco Realty Corp., 4.820%, 6/1/14	979,848
1,000,000	Mack-Cali Realty Corp., 7.750%, 2/15/11	1,052,001
		4,060,199
Technology — 3.4%
2,000,000	Hewlett-Packard Co., 5.500%, 3/1/18	2,126,686
3,000,000	IBM Corp., 7.625%, 10/15/18	3,663,432
2,000,000	Oracle Corp., 5.250%, 1/15/16	2,159,724
		7,949,842
Telecommunications — 4.4%
2,000,000	AT&T, Inc., 5.600%, 5/15/18	2,095,918
2,000,000	Comcast Corp., 6.500%, 1/15/17	2,214,128
1,500,000	The Walt Disney Co., Series B, 6.200%, 6/20/14	1,679,504
2,000,000	Verizon Wireless, 7.375%, 11/15/13 (a) (b)	2,297,332
2,000,000	Vodafone Group PLC, 5.000%, 12/16/13	2,117,686
		10,404,568
Utilities — 6.6%
1,000,000	American Electric Power Co., Inc., 5.375%, 3/15/10	1,009,079
2,500,000	Bay State Gas Co., 9.200%, 6/6/11	2,700,462
1,000,000	Consolidated Edison Co. of New York, Inc., 3.850%, 6/15/13	1,019,601
2,950,000	Dominion Resources, Inc., Series D, 5.000%, 3/15/13	3,101,244
1,000,000	Duke Energy Corp., 6.300%, 2/1/14	1,099,619

Principal Amount		Value

Corporate Bonds — (Continued)
Utilities — (Continued)
$1,800,000	Gulf Power Co., 4.900%, 10/1/14	$1,881,567
2,310,000	Metropolitan Edison, 4.875%, 4/1/14	2,397,669
2,000,000	Pacific Gas & Electric Co., 6.250%, 12/1/13	2,226,490
		15,435,731
Total Corporate Bonds (Cost $109,452,104)		114,439,903
U.S. Government Agencies — 23.2%
Federal Farm Credit Bank — 0.9%
2,000,000	4.710%, 3/6/15	2,152,442
Federal Home Loan Bank — 12.5%
3,000,000	5.000%, 9/9/11	3,179,106
3,000,000	4.375%, 6/8/12	3,170,139
1,000,000	5.625%, 6/15/12	1,022,968
3,000,000	1.750%, 12/14/12	2,984,733
2,000,000	2.375%, 3/15/13	1,998,720
3,000,000	5.375%, 6/14/13	3,315,105
1,380,000	5.000%, 7/16/13	1,507,781
5,000,000	4.750%, 9/11/15	5,335,325
6,500,000	4.750%, 12/16/16	6,972,797
		29,486,674
Federal Home Loan Mortgage Corporation — 6.8%
2,000,000	2.125%, 9/23/11	2,006,640
4,000,000	6.480%, 12/5/11	4,396,116
2,000,000	2.375%, 2/24/12	2,005,166
2,000,000	5.000%, 1/30/14	2,180,782
3,000,000	5.500%, 3/28/16	3,136,881
2,000,000	4.875%, 6/13/18	2,139,312
		15,864,897
Federal National Mortgage Association — 3.0%
4,000,000	1.550%, 4/19/12	3,999,584
3,000,000	3.000%, 9/22/14	2,978,176
		6,977,760
Total U.S. Government Agencies (Cost $52,289,696)		54,481,773
U.S. Treasury Obligations — 20.9%
U.S. Treasury Bonds — 15.5%
1,500,000	9.125%, 5/15/18	2,105,625
4,000,000	8.750%, 8/15/20	5,658,752
4,000,000	7.125%, 2/15/23	5,130,000
4,000,000	7.625%, 2/15/25	5,404,376
4,000,000	6.750%, 8/15/26	5,046,876
4,000,000	5.250%, 11/15/28	4,334,376
3,000,000	4.250%, 5/15/39	2,814,375
6,000,000	4.500%, 8/15/39	5,864,064
		36,358,444

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Fixed Income Securities Fund	(Continued)

Principal Amount		Value

U.S. Treasury Obligations — (Continued)
U.S. Treasury Inflation Protection Notes — 1.0%
$2,000,000	2.000%, 1/15/16	$2,300,383
U.S. Treasury Notes — 4.4%
2,000,000	1.750%, 1/31/14	1,962,032
4,000,000	3.125%, 5/15/19	3,788,124
4,000,000	6.125%, 8/15/29	4,802,500
		10,552,656
Total U.S. Treasury Obligations (Cost $47,031,622)		49,211,483
U.S. Government Mortgage Backed Agencies — 3.8%
Federal Home Loan Mortgage Corporation — 1.8%
82,992	Pool # 599630, 6.500%, 8/1/16	90,097
250,850	Pool # 254403, 6.000%, 8/1/17	268,834
1,675,254	Pool # J05518, 5.500%, 9/1/22	1,772,843
1,905,953	Pool # J08160, 5.000%, 12/1/22	1,995,530
		4,127,304
Government National Mortgage Association — 2.0%
2,704,557	Pool # 683937, 6.000%, 2/15/23	2,891,111
1,567,907	Pool # 689593, 6.000%, 7/15/23	1,676,058
128,469	Pool # 345128, 6.500%, 1/15/24	137,666
29,025	Pool # 372962, 7.000%, 3/15/24	32,194
25,524	Pool # 373015, 8.000%, 6/15/24	29,353
		4,766,382
Total U.S. Government Mortgage Backed Agencies (Cost $8,430,015)		8,893,686

Shares		Value

Preferred Stocks — 0.3%
Financials — 0.1%
650	ING Groep NV, 6.125%	$10,913
9,530	Prudential PLC, 6.500%	214,616
		225,529
Real Estate Investment Trusts — 0.2%
25,000	Public Storage, Series F, 6.450%	554,750
Total Preferred Stocks (Cost $712,026)		780,279
Cash Equivalents — 2.2%
5,082,016	Huntington Money Market Fund, Interfund Shares, 0.010% (c) (d)	5,082,016
Total Cash Equivalents (Cost $5,082,016)		5,082,016
Total Investments (Cost $222,997,479) — 99.1%		232,889,140
Other Assets in Excess of Liabilities — 0.9%		2,072,956
Net Assets — 100.0%		$234,962,096
(a)	Illiquid security.

(b)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(c)	Investment in affiliate.

(d)	Rate disclosed is the seven day yield as of December 31, 2009.

LP — Limited Partnership

PLC — Public Liability Co.

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Intermediate Government Income Fund	December 31, 2009

Portfolio of Investments Summary Table	(unaudited)

Asset Allocation	Percentage of Market Value
U.S. Government Agencies	47.0%
U.S. Government Mortgage Backed Agencies	26.0%
U.S. Treasury Obligations	11.7%
Collateralized Mortgage Obligations	11.6%
Cash[1]	1.9%
Corporate Bonds	1.8%
Total	100.0%
1	Investments in an affiliated money market fund.

Portfolio holdings and allocations are subject to change. As of December 31, 2009, percentages in the table above are based on total investments. Such total investments may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

Principal Amount		Value

Corporate Bonds — 1.8%
$2,000,000	Morgan Stanley, 1.950%, 6/20/12 (a)	$2,018,512
Total Corporate Bonds (Cost $1,999,388)		2,018,512
U.S. Government Agencies — 46.7%
Federal Farm Credit Bank — 17.5%
3,000,000	2.125%, 6/18/12	3,037,311
1,000,000	4.200%, 5/15/15	1,049,841
1,000,000	4.500%, 12/15/15	1,057,576
2,000,000	4.875%, 12/16/15	2,155,142
1,000,000	3.750%, 1/29/16	1,015,078
1,000,000	3.700%, 5/26/16	985,102
1,000,000	4.350%, 6/17/16	1,017,805
1,000,000	5.270%, 9/1/16	1,090,964
2,000,000	5.050%, 3/8/17	2,117,704
1,000,000	5.550%, 8/1/17	1,096,680
1,000,000	4.250%, 4/16/18	1,002,743
2,000,000	5.050%, 8/1/18	2,100,712
1,000,000	5.375%, 11/10/20	1,049,828
1,000,000	5.050%, 1/16/24	1,000,458
		19,776,944
Federal Home Loan Bank — 18.5%
1,075,000	1.750%, 12/14/12	1,069,529
2,000,000	3.750%, 6/14/13	2,102,820
3,000,000	5.375%, 6/14/13	3,315,105
1,000,000	4.375%, 9/13/13	1,075,114
2,000,000	5.250%, 3/19/14	2,022,162
830,000	4.750%, 12/12/14	899,563
1,000,000	4.375%, 2/13/15	1,057,421
2,000,000	4.750%, 9/11/15	2,134,130
2,000,000	4.250%, 1/22/16	2,003,706
2,000,000	5.250%, 11/8/17	2,058,252
1,500,000	4.250%, 3/9/18	1,534,652

Principal Amount		Value

U.S. Government Agencies — (Continued)
Federal Home Loan Bank — (Continued)
$2,000,000	4.125%, 12/13/19	$1,942,824
		21,215,278
Federal Home Loan Mortgage Corporation — 2.6%
2,000,000	2.500%, 1/27/14	1,994,038
1,000,000	4.300%, 4/14/16	1,009,376
		3,003,414
Federal National Mortgage Association — 8.1%
1,000,000	3.125%, 5/15/15	989,375
1,500,000	5.400%, 3/9/17	1,513,557
3,500,000	5.000%, 4/26/17	3,545,766
3,000,000	5.625%, 11/15/21	3,137,898
		9,186,596
Total U.S. Government Agencies (Cost $51,738,934)		53,182,232
U.S. Government Mortgage Backed Agencies — 25.9%
Federal Home Loan Mortgage Corporation — 8.1%
407,623	Pool # M81004, 5.000%, 1/1/13	422,811
248,186	Pool # E01184, 6.000%, 8/1/17	266,725
843,569	Pool # B10827, 4.500%, 11/1/18	878,462
1,504,877	Pool # J02717, 5.500%, 11/1/20	1,601,945
801,495	Pool # C90699, 5.000%, 8/1/23	829,294
1,104,280	Pool # C91167, 5.000%, 4/1/28	1,141,313
409,225	Pool # G08005, 5.500%, 8/1/34	430,496
636,866	Pool # 1G0865, 4.909%, 7/1/35	665,812
1,807,561	Pool # 972190, 5.407%, 11/1/35	1,907,990
982,844	Pool # G03609, 5.500%, 10/1/37	1,030,707
		9,175,555

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Intermediate Government Income Fund	(Continued)

Principal Amount		Value

U.S. Government Mortgage Backed Agencies — (Continued)
Federal National Mortgage Association — 15.0%
$200,311	Pool # 647408, 5.000%, 10/1/17	$211,102
1,130,161	Pool # 357805, 5.000%, 6/1/20	1,182,218
1,297,044	Pool # 889799, 5.500%, 2/1/23	1,376,243
406,334	Pool # 254911, 5.000%, 10/1/23	422,137
943,858	Pool # 255360, 5.000%, 8/1/24	979,534
925,702	Pool # 255767, 5.500%, 6/1/25	978,710
1,312,783	Pool # 255984, 4.500%, 11/1/25	1,337,016
953,695	Pool # 256116, 6.000%, 2/1/26	1,019,187
749,674	Pool # 256213, 6.000%, 4/1/26	801,156
1,486,271	Pool # 257536, 5.000%, 1/1/29	1,538,813
1,220,842	Pool # MA0115, 4.500%, 7/1/29	1,225,694
666,380	Pool # 254594, 5.500%, 1/1/33	701,122
1,009,059	Pool # 783793, 6.000%, 7/1/34	1,076,224
827,505	Pool # 807963, 5.000%, 1/1/35	851,856
519,446	Pool # 806715, 5.500%, 1/1/35	545,959
1,063,499	Pool # 735224, 5.500%, 2/1/35	1,117,782
1,130,249	Pool # 868935, 5.500%, 5/1/36	1,185,289
548,143	Pool # 907484, 6.000%, 1/1/37	581,460
		17,131,502
Government National Mortgage Association — 2.8%
704,600	Pool # 683552, 5.500%, 2/15/23	748,505
957,884	Pool # 666057, 5.000%, 3/15/23	1,007,692
224,417	Pool # 2699, 6.000%, 1/20/29	240,107
319,953	Pool # 576456, 6.000%, 3/15/32	341,798
802,890	Pool # 676974, 5.500%, 5/15/38	842,193
		3,180,295
Total U.S. Government Mortgage Backed Agencies (Cost $28,344,630)		29,487,352
U.S. Treasury Obligations — 11.7%
U.S. Treasury Inflation Protection Notes — 1.5%
1,500,000	2.000%, 1/15/16	1,725,287
U.S. Treasury Notes — 10.2%
1,000,000	5.000%, 8/15/11	1,066,250
1,000,000	4.125%, 8/31/12	1,069,062
2,000,000	4.250%, 11/15/14	2,154,376
3,000,000	2.125%, 11/30/14	2,928,990
2,000,000	4.500%, 2/15/16	2,157,344
2,000,000	5.125%, 5/15/16	2,230,624
		11,606,646
Total U.S. Treasury Obligations (Cost $12,595,517)		13,331,933
Collateralized Mortgage Obligations — 11.6%
Federal Home Loan Bank — 0.5%
519,108	5.270%, 12/28/12	551,140
Federal Home Loan Mortgage Corporation — 8.0%
310,109	Series R007, Class AC, 5.875%, 5/15/16	318,468

Principal Amount or Shares		Value

Collateralized Mortgage Obligations — (Continued)
Federal Home Loan Mortgage Corporation — (Continued)
$373,509	Series 2003-32, Class KB, 5.000%, 3/25/17	$384,008
513,903	Series 2555, Class B, 4.250%, 1/15/18	535,010
454,641	Series 3046, Class YA, 5.000%, 2/15/19	454,855
2,500,000	Series 2571, Class VP, 5.500%, 7/15/21	2,640,103
309,180	Series 2649, Class OL, 4.500%, 4/15/26	313,396
905,458	Series 2676, Class PG, 5.500%, 1/15/29	925,295
1,000,000	Series 2974, Class BM, 5.000%, 9/15/31	1,027,250
1,784,110	Series 2802, Class MB, 5.500%, 11/15/31	1,884,053
648,088	Series 2976, Class HP, 4.500%, 1/15/33	666,738
		9,149,176
Federal National Mortgage Association — 0.8%
722,094	Series 2003-11, Class BA, 5.500%, 8/25/32	745,427
177,877	Series 2003-16, Class CB, 4.000%, 2/25/33	182,939
		928,366
Government National Mortgage Association — 2.3%
1,500,000	Series 2003-100, Class VB, 5.500%, 1/20/23	1,586,433
1,000,000	Series 2005-55, Class PD, 5.000%, 5/20/32	1,047,436
		2,633,869
Total Collateralized Mortgage Obligations (Cost $12,725,943)		13,262,551
Cash Equivalents — 1.9%
2,143,403	Huntington Money Market Fund, Interfund Shares, 0.010% (b) (c)	2,143,403
Total Cash Equivalents (Cost $2,143,403)		2,143,403
Total Investments (Cost $109,547,815) — 99.6%		113,425,983
Other Assets in Excess of Liabilities — 0.4%		421,931
Net Assets — 100.0%		$113,847,914
(a)	Security issued under terms of the Temporary Liquidity Guarantee Program and is guaranteed by the Federal Deposit Insurance Corporation.

(b)	Investment in affiliate.

(c)	Rate disclosed is the seven day yield as of December 31, 2009.

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Mortgage Securities Fund	December 31, 2009

Portfolio of Investments Summary Table	(unaudited)

Asset Allocation	Percentage of Market Value
U.S. Government Mortgage Backed Agencies	59.6%
Collateralized Mortgage Obligations	25.5%
U.S. Government Agencies	6.4%
Real Estate Investment Trusts (Includes 5.5% of Common Stock and 0.3% of Preferred Stock)	5.8%
Cash[1]	2.7%
Total	100.0%
1	Investments in an affiliated money market fund.

Portfolio holdings and allocations are subject to change. As of December 31, 2009, percentages in the table above are based on total investments. Such total investments may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

Principal Amount		Value

U.S. Government Mortgage Backed Agencies — 59.4%
Federal Home Loan Mortgage Corporation — 18.9%
$243,702	Pool # M80927, 5.000%, 7/1/11	$253,829
6,128	Pool # E65142, 6.500%, 7/1/11	6,438
407,623	Pool # M81004, 5.000%, 1/1/13	422,938
416,880	Pool # J03237, 5.500%, 8/1/16	443,183
236,840	Pool # E96459, 5.000%, 5/1/18	249,637
843,569	Pool # B10827, 4.500%, 11/1/18	878,726
80,160	Pool # C90237, 6.500%, 11/1/18	87,401
958,475	Pool # J10396, 4.056%, 7/1/19	979,546
416,711	Pool # G12297, 6.000%, 7/1/21	445,806
1,426,888	Pool # G12867, 4.500%, 8/1/22	1,480,112
596,194	Pool # C90779, 5.000%, 1/1/24	617,058
623,023	Pool # C90859, 5.500%, 10/1/24	659,318
816,420	Pool # C90999, 5.500%, 11/1/26	861,653
1,104,280	Pool # C91167, 5.000%, 4/1/28	1,141,658
1,575,100	Pool # C91175, 5.000%, 5/1/28	1,628,416
225,627	Pool # C00730, 6.000%, 3/1/29	241,880
4,639,070	Pool # C91251, 4.500%, 6/1/29	4,707,655
745,343	Pool # A15284, 5.500%, 10/1/33	784,435
818,451	Pool # G08005, 5.500%, 8/1/34	861,121
636,866	Pool # 1G0865, 4.909%, 7/1/35	666,011
670,072	Pool # A55565, 6.000%, 12/1/36	712,474
519,010	Pool # G08168, 6.000%, 12/1/36	551,853
846,542	Pool # G03498, 5.500%, 11/1/37	887,900
		19,569,048
Federal National Mortgage Association — 34.1%
219,806	Pool # 254955, 4.000%, 10/1/10	222,401
300,759	Pool # 254486, 5.000%, 9/1/17	317,009
333,143	Pool # 663808, 5.000%, 11/1/17	351,142

Principal Amount		Value

U.S. Government Mortgage Backed Agencies — (Continued)
Federal National Mortgage Association — (Continued)
$496,054	Pool # 684488, 5.000%, 12/1/17	$522,856
630,497	Pool # 693256, 5.000%, 4/1/18	664,365
443,916	Pool # 254720, 4.500%, 5/1/18	462,833
414,664	Pool # 786729, 5.500%, 8/1/19	442,122
700,374	Pool # 896597, 5.000%, 8/1/21	734,713
542,013	Pool # 254831, 5.000%, 8/1/23	563,262
1,150,118	Pool # 254908, 5.000%, 9/1/23	1,195,206
1,071,171	Pool # 254911, 5.000%, 10/1/23	1,113,164
460,575	Pool # 255320, 5.000%, 7/1/24	478,127
1,449,569	Pool # 255711, 5.500%, 4/1/25	1,533,027
488,366	Pool # 357771, 5.000%, 5/1/25	506,520
919,566	Pool # 255834, 4.500%, 6/1/25 (a)	936,828
1,312,783	Pool # 255984, 4.500%, 11/1/25	1,337,426
1,192,118	Pool # 256116, 6.000%, 2/1/26	1,274,356
1,704,386	Pool # 257238, 5.000%, 6/1/28	1,764,294
1,622,192	Pool # 257281, 5.000%, 7/1/28	1,679,211
1,486,271	Pool # 257536, 5.000%, 1/1/29	1,538,813
1,953,348	Pool # MA0115, 4.500%, 7/1/29	1,961,721
3,680,188	Pool # AC1219, 4.500%, 8/1/29	3,731,156
1,970,409	Pool # MA0171, 4.500%, 9/1/29	1,997,698
50,937	Pool # 602879, 6.000%, 11/1/31	54,511
1,241,227	Pool # 729535, 5.500%, 7/1/33	1,304,775
191,687	Pool # 748422, 6.000%, 8/1/33	204,775
903,582	Pool # 786457, 5.266%, 7/1/34	957,845
1,009,058	Pool # 783793, 6.000%, 7/1/34	1,076,382
519,446	Pool # 806715, 5.500%, 1/1/35	546,040
372,532	Pool # 814261, 6.000%, 1/1/35	397,387
1,063,499	Pool # 735224, 5.500%, 2/1/35	1,117,948
360,038	Pool # 836450, 6.000%, 10/1/35	383,159

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Mortgage Securities Fund	(Continued)

Principal Amount or Shares		Value

U.S. Government Mortgage Backed Agencies — (Continued)
Federal National Mortgage Association — (Continued)
$673,755	Pool # 845573, 5.609%, 2/1/36	$710,356
707,615	Pool # 745511, 5.000%, 4/1/36	727,222
1,186,218	Pool # 745418, 5.500%, 4/1/36	1,246,208
519,955	Pool # 888029, 6.000%, 12/1/36	552,371
548,143	Pool # 907484, 6.000%, 1/1/37	581,545
		35,188,774
Government National Mortgage Association — 6.4%
745,540	Pool # 683915, 5.000%, 1/15/23	784,497
792,149	Pool # 691761, 5.000%, 7/15/23	833,463
2,418,455	Pool # 605653, 5.500%, 8/15/34	2,550,068
1,494,247	Pool # 3637, 5.500%, 11/20/34	1,573,820
802,890	Pool # 676974, 5.500%, 5/15/38	842,318
		6,584,166
Total U.S. Government Mortgage Backed Agencies (Cost $59,633,174)		61,341,988
Common Stocks — 5.5%
Real Estate Investment Trusts — 5.5%
10,074	Acadia Realty Trust	169,948
5,000	Alexandria Real Estate Equities, Inc.	321,450
1,000	AMB Property Corp.	25,550
2,000	American Campus Communities, Inc.	56,200
4,500	Boston Properties, Inc.	301,815
5,500	Brandywine Realty Trust	62,700
1,000	Camden Property Trust	42,370
4,000	Corporate Office Properties Trust	146,520
7,000	Digital Reality Trust, Inc.	351,960
16,000	Douglas Emmett, Inc.	228,000
3,000	Duke Realty Corp.	36,510
6,000	EastGroup Properties, Inc.	229,680
6,000	Equity Lifestyle Properties, Inc.	302,820
3,000	Equity Residential	101,340
2,500	Essex Property Trust, Inc.	209,125
1,500	Federal Realty Investment Trust	101,580
7,000	HCP, Inc.	213,780
3,500	Healthcare Realty Trust, Inc.	75,110
6,000	Home Properties, Inc.	286,260
5,616	Host Hotels & Resorts, Inc.	65,542
6,600	Kimco Realty Corp.	89,298
1,000	LaSalle Hotel Properties	21,230
9,000	Mack-Cali Realty Corp.	311,130
6,500	National Retail Properties, Inc.	137,930
1,386	ProLogis Trust	18,974
1,800	Public Storage, Inc.	146,610
2,000	Realty Income Corp.	51,820
2,500	Regency Centers Corp.	87,650
2,092	Simon Property Group, Inc.	166,931
1,903	SL Green Realty Corp.	95,607
7,000	Tanger Factory Outlet Centers, Inc.	272,930

Principal Amount or Shares		Value

Common Stocks — (Continued)
Real Estate Investment Trusts — (Continued)
3,836	The Macerich Co.	$137,898
4,376	UDR, Inc.	71,942
8,000	Ventas, Inc.	349,920
3,936	Vornado Realty Trust	275,300
5,000	Washington Real Estate Investment Trust	137,750
1,000	Westfield Group	11,275
Total Common Stocks (Cost $5,118,130)		5,712,455
U.S. Government Agencies — 6.4%
Federal Home Loan Bank — 4.8%
$2,000,000	1.000%, 12/30/11	1,992,050
1,000,000	4.250%, 3/9/18	1,024,862
2,000,000	4.125%, 12/13/19	1,946,738
		4,963,650
Federal Home Loan Mortgage Corporation — 0.5%
500,000	4.500%, 4/2/14	538,166
Federal National Mortgage Association — 1.1%
1,000,000	5.000%, 3/2/15	1,100,463
Total U.S. Government Agencies (Cost $6,486,192)		6,602,279
Preferred Stocks — 0.3%
Real Estate Investment Trusts — 0.3%
4,000	Simon Property Group, Inc., 6.000%	272,000
Total Preferred Stocks (Cost $283,980)		272,000
Collateralized Mortgage Obligations — 25.4%
Citicorp Mortgage Securities, Inc. — 1.4%
$1,552,905	5.500%, 10/25/35	1,435,698
Federal Home Loan Bank — 0.5%
475,906	4.800%, 2/25/13	502,068
Federal Home Loan Mortgage Corporation — 16.3%
1,033,380	REMIC Series 2584, Class LE, 4.000%, 12/15/13	1,062,240
1,263,843	Series 2780, Class QC, 4.500%, 3/15/17	1,294,552
785,896	Series 3322, Class LA, 5.250%, 4/15/17	829,529
764,884	Series 2497, Class NE, 5.000%, 9/15/17	807,618
887,379	Series 2770, Class TC, 4.000%, 1/15/18	916,957
454,641	Series 3046, Class YA, 5.000%, 2/15/19	454,961
1,000,000	Series 2784, Class HJ, 4.000%, 4/15/19	1,012,304
1,000,000	Series 2541, Class VL, 5.500%, 11/15/20	1,056,501

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Mortgage Securities Fund	(Continued)

Principal Amount		Value

Collateralized Mortgage Obligations — (Continued)
Federal Home Loan Mortgage Corporation — (Continued)
$1,000,000	Series 2571, Class VP, 5.500%, 7/15/21	$1,056,731
821,116	REMIC Series 2543, Class PQ, 5.500%, 4/15/22	863,020
905,458	Series 2676, Class PG, 5.500%, 1/15/29	925,453
2,000,000	REMIC Series 2553, Class AE, 5.500%, 9/15/29	2,052,152
1,000,000	Series 2672, Class GH, 5.500%, 8/15/31	1,057,154
1,000,000	Series 2974, Class BM, 5.000%, 9/15/31	1,027,496
1,000,000	Series 2802, Class MB, 5.500%, 11/15/31	1,056,474
648,088	Series 2976, Class HP, 4.500%, 1/15/33	666,924
693,700	Series 3002, Class CA, 5.000%, 7/15/35	710,314
		16,850,380
Federal National Mortgage Association — 7.2%
484,923	Series 2002-62, Class VK, 5.500%, 12/25/16	497,795
2,126,562	Series 2004-45, Class VD, 4.500%, 3/25/18	2,208,566
291,464	Series 2006-4, Class A, 6.000%, 11/25/22	300,049

Principal Amount or Shares		Value

Collateralized Mortgage Obligations — (Continued)
Federal National Mortgage Association — (Continued)
$465,931	Series 2003-38, Class TC, 5.000%, 3/25/23	$490,567
1,259,346	Series 2004-45, Class NC, 5.500%, 11/25/28	1,279,340
568,146	Series 1999-13, Class PH, 6.000%, 4/25/29	610,284
1,000,000	Series 2003-53, Class JL, 5.000%, 12/25/31	1,040,294
1,000,000	Series 2003-92, Class KH, 5.000%, 3/25/32	1,040,729
		7,467,624
Total Collateralized Mortgage Obligations (Cost $25,550,943)		26,255,770
Cash Equivalents — 2.7%
2,781,569	Huntington Money Market Fund, Interfund Shares, 0.010% (b) (c)	2,781,569
Total Cash Equivalents (Cost $2,781,569)		2,781,569
Total Investments (Cost $99,853,988) — 99.7%		102,966,061
Other Assets in Excess of Liabilities — 0.3%		317,179
Net Assets — 100.0%		$103,283,240
(a)	Variable or Floating Rate Security. Rate disclosed is as of December 31, 2009.

(b)	Rate disclosed is the seven day yield as of December 31, 2009.

(c)	Investment in affiliate.

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Ohio Tax-Free Fund	December 31, 2009

Portfolio of Investments Summary Table	(unaudited)

Asset Allocation	Percentage of Market Value
General Obligations	34.2%
School Districts	23.7%
Water	12.7%
Higher Education	8.7%
Facilities	6.1%
Medical	4.4%
Transportation	3.8%
Airports	2.9%
Power	1.2%
Single Housing	1.2%
General Fund	1.1%
Total	100.0%

Portfolio holdings and allocations are subject to change. As of December 31, 2009, percentages in the table above are based on total investments. Such total investments may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund's total net assets.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

Principal Amount		Value

Municipal Bonds — 99.4%
Ohio — 99.4%
$100,000	Akron, OH, G.O., (MBIA-RE FGIC Ins.), 5.000%, 12/1/22	$102,623
50,000	Akron, OH, Hospital Improvements Revenue, (AGM Ins.), 5.250%, 11/15/15	52,453
70,000	Akron, OH, Pension Funding Refunding Revenue, (AMBAC Ins.), 5.250%, 12/1/18	71,793
120,000	Akron, OH, Refunding & Improvement, G.O., (Various Purposes), (National Reinsurance), 5.250%, 12/1/18	127,483
335,000	Akron, OH, Water Utility Improvements Revenue, (MBIA Ins.), 5.250%, 12/1/17	340,749
205,000	Avon Lake, OH, G.O., (Various Purposes), 3.500%, 12/1/17	210,849
200,000	Barberton, OH, City School District, School Improvement, G.O., Student Credit Program, 4.750%, 12/1/23	213,700
205,000	Bowling Green State University, OH, General Receipts Revenue, (AMBAC Ins.), 5.250%, 6/1/19	215,332
200,000	Brookfield Local School District, OH, School Facilities Improvement, G.O., (AGM Ins. Student Credit Program), 5.000%, 1/15/22	219,218
170,000	Butler County, OH, G.O., (AMBAC Ins.), 4.750%, 12/1/20	178,398

Principal Amount		Value

Municipal Bonds — (Continued)
Ohio — (Continued)
$300,000	Butler County, OH, Sewer Systems Revenue, (AGM Ins.), 5.000%, 12/1/19	$333,396
200,000	Chagrin Falls, OH, Exempt Village School District, G.O., (MBIA Ins.), 5.250%, 12/1/19	216,760
500,000	Cincinnati, OH, Recovery Zone Facility Revenue, Series A, 4.000%, 11/1/19	509,345
355,000	Cincinnati, OH, Water System Revenue, 5.000%, 12/1/19	400,987
500,000	Cleveland, OH, Airport System Revenue, Series C, (AGM Ins.), 5.000%, 1/1/18	526,165
365,000	Cleveland, OH, Airport System Revenue, Series C, (Assured Guaranty), 5.000%, 1/1/23	376,457
150,000	Cleveland, OH, Income Tax Revenue, 5.000%, 5/15/17	168,828
500,000	Cleveland, OH, Public Power System Revenue, Series A, (FGIC Ins.), 5.000%, 11/15/16	553,385
80,000	Cleveland, OH, School District Refunding, G.O., (FGIC Ins.), 5.250%, 12/1/14	87,818
400,000	Cleveland, OH, School District Refunding, G.O., (FGIC Ins.), 5.000%, 12/1/18	421,044
335,000	Cleveland, OH, State University Revenue, (FGIC Ins.), 5.000%, 6/1/17	370,269

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Ohio Tax-Free Fund	(Continued)

Principal Amount		Value

Municipal Bonds — (Continued)
Ohio — (Continued)
$100,000	Cleveland, OH, Waterworks Refunding Revenue, Series G, (MBIA Ins.), 5.500%, 1/1/13	$103,494
75,000	Columbus, OH, G.O., Series A, 5.000%, 6/15/13	84,797
500,000	Columbus, OH, Refunding, G.O., Series C, 5.000%, 7/15/16	566,060
250,000	Columbus, OH, Regional Airport Authority Revenue, (MBIA Ins.), 5.000%, 1/1/20	269,207
100,000	Columbus, OH, Regional Airport Authority Revenue, (AGM-CR, National Reinsurance), 5.000%, 1/1/21	106,985
535,000	Crawford County, OH, Unrefunded, G.O., (AMBAC Ins.), 4.750%, 12/1/19	540,735
250,000	Cuyahoga County, OH, Refunding Revenue, Series A, 5.750%, 1/1/24	259,325
350,000	Cuyahoga County, OH, Revenue, Series A, 6.000%, 1/1/17	378,598
435,000	Delaware County, OH, G.O., (MBIA Ins.), 5.000%, 12/1/18	445,644
250,000	Dublin, OH, City School District, School Facilities Construction & Improvement, G.O., (AGM Ins.), 5.000%, 12/1/20	267,328
360,000	Fairfield, OH, Local School District, G.O., (AGM Ins.), 4.250%, 12/1/18	380,038
150,000	Fairless, OH, Local School District, G.O., (AGM Ins.), 5.000%, 12/1/21	159,912
115,000	Field, OH, Local School District, G.O., (AMBAC Ins.), 5.000%, 12/1/18	115,589
65,000	Field, OH, Local School District, G.O., (AMBAC Ins.), 5.000%, 12/1/19	64,897
155,000	Forest Hills, OH, Local School District Revenue, (AGM Ins.), 4.750%, 12/1/16	166,275
350,000	Franklin County, OH, Hospital Revenue, 4.000%, 11/1/16	361,595
190,000	Franklin County, OH, Municipal Facilities Improvements, G.O., (MBIA Ins.), 4.650%, 12/1/15	201,145
35,000	Gallia County, OH, Local School District, G.O., (AGM Ins.), 4.500%, 12/1/20	36,440
335,000	Greater Cleveland Regional Transit Authority, OH, Capital Improvement, G.O., (MBIA-RE FGIC Ins.), 5.000%, 12/1/21	347,804
340,000	Greater Cleveland, OH, Regulatory Transportation Authority, G.O., (FGIC Ins.), 5.000%, 12/1/15	386,570
540,000	Greene County, OH, Refunding, G.O., Series A, (AMBAC Ins.), 5.000%, 12/1/19	615,524

Principal Amount		Value

Municipal Bonds — (Continued)
Ohio — (Continued)
$450,000	Greene County, OH, Sewer System Revenue, (AMBAC Ins.), 5.000%, 12/1/18	$480,505
275,000	Greene County, OH, Water & Sewer Revenue, (AGM Ins.), 5.000%, 12/1/21	293,172
200,000	Hamilton County, OH, Sewer System Revenue, Series A, (MBIA Ins.), 5.000%, 12/1/20	217,482
405,000	Hamilton County, OH, Sewer System Revenue, Series A, (MBIA Ins.), 5.000%, 12/1/22	430,758
280,000	Hamilton, OH, G.O., (Various Purposes), (Assured Guaranty), 5.000%, 11/1/21	307,549
260,000	Hilliard, OH, School District, Capital Appreciation Refunding School Improvement, G.O., Series B, 4.184%, 12/1/18	181,472
115,000	Hilliard, OH, School District, Refunding School Improvement, G.O., Series B, 2.000%, 12/1/10	116,374
150,000	Hudson City, OH, G.O., (AMBAC Ins.), 5.000%, 12/1/19	159,357
335,000	Kent State University, OH, General Receipts Revenue, Series B, (Assured Guaranty), 5.000%, 5/1/19	365,183
250,000	Kettering, OH, City School District, Refunding, G.O., (AGM Ins.), 5.000%, 12/1/15	280,135
400,000	Kettering, OH, G.O., 4.750%, 12/1/22	424,040
95,000	Keystone, OH, Local School District, G.O., (AGM Ins.), 5.000%, 12/1/19	100,884
285,000	Lakewood, OH, City School District, G.O., (AGM Ins.), 5.000%, 12/1/18	305,187
100,000	Licking County, OH, Joint Vocational School District, G.O., (MBIA Ins.), 5.375%, 12/1/14	110,125
400,000	Lorain County, OH, Hospital Revenue, Series A, 5.750%, 10/1/18	412,948
460,000	Lucas County, OH, Hospital Refunding Revenue, (AMBAC Ins.), 5.000%, 11/15/11	481,339
235,000	Madison, OH, Local School District Refunding, G.O., (AGM Ins.), 4.000%, 12/1/17	241,272
500,000	Mahoning County, OH, Sewer Systems, Refunding Revenue, (AMBAC Ins.), 5.200%, 12/1/14	518,455
1,010,000	Marysville, OH, Exempt Village School District, G.O., (MBIA Ins.), 5.250%, 12/1/16	1,084,639
600,000	Medina County, OH, Library District, G.O., (FGIC Ins.), 5.250%, 12/1/20	637,074

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Ohio Tax-Free Fund	(Continued)

Principal Amount		Value

Municipal Bonds — (Continued)
Ohio — (Continued)
$300,000	Miamisburg, OH, City School District, School Facilities Construction & Improvements, G.O., 5.000%, 12/1/23	$329,343
500,000	Middletown, OH, G.O., (AGM Ins.), 5.000%, 12/1/21	553,410
50,000	Montgomery County, OH, Public Improvements, G.O., 5.500%, 12/1/13	51,292
250,000	Montgomery County, OH, Water Refunding Revenue, (AMBAC Ins.), 5.375%, 11/15/16	256,330
200,000	Mount Healthy, OH, City School District, School Improvement, G.O., (AGM Ins.), 5.250%, 12/1/19	226,684
50,000	Mount Vernon, OH, City Schools Refunding, G.O., (AGM Ins.), 5.000%, 12/1/17	54,691
480,000	Mount Vernon, OH, Waterworks Refunding Revenue, (Assured Guaranty), 5.000%, 12/1/17	532,114
25,000	New Albany, Plain Local School District, G.O., (FGIC Ins.), 5.500%, 12/1/18	27,765
400,000	North Canton, OH, City School District, Refunding School Improvement, G.O., (Assured Guaranty Student Credit Program), 4.000%, 12/1/15	429,772
200,000	Ohio Capital Asset Financing Program Fractionalized Interest, G.O., Series B, 5.000%, 12/1/22	215,160
65,000	Ohio State Building Authority Revenue, Series A, (AGM Ins.), 5.500%, 4/1/15	72,002
550,000	Ohio State Building Authority Revenue, Series A, (AGM Ins.), 4.750%, 4/1/21	570,834
400,000	Ohio State Building Authority Revenue, Series A, 5.000%, 10/1/23	438,704
125,000	Ohio State Building Authority State Facilities Revenue, Series A, (AGM Ins.), 5.500%, 10/1/14	133,466
150,000	Ohio State Building Authority State Facilities Revenue, Series A, 5.000%, 4/1/16	161,099
500,000	Ohio State Building Authority State Facilities Revenue, Series A, (AGM Ins.), 4.750%, 4/1/20	520,030
500,000	Ohio State Common Schools, G.O., Series A, 5.000%, 9/15/19	549,995
150,000	Ohio State Common Schools, G.O., Series A, 5.000%, 6/15/22	160,901
150,000	Ohio State Common Schools, G.O., Series A, 5.000%, 6/15/24	159,941
150,000	Ohio State Community Schools, G.O., Series A, 5.000%, 6/15/21	161,480
140,000	Ohio State Community Schools, G.O., Series B, 5.000%, 9/15/18	146,406

Principal Amount		Value

Municipal Bonds — (Continued)
Ohio — (Continued)
$100,000	Ohio State Community Schools, G.O., Series B, (AGM Ins.), 5.000%, 9/15/18	$104,793
175,000	Ohio State Conservation Projects, G.O., Series A, 5.000%, 3/1/15	190,960
700,000	Ohio State Conservation Projects, G.O., Series A, 5.000%, 3/1/17	749,196
225,000	Ohio State Conservation Projects, G.O., Series A, 5.000%, 3/1/19	242,258
300,000	Ohio State Higher Education, G.O., Series A, 5.000%, 5/1/22	314,259
670,000	Ohio State Higher Education, G.O., Series A, 5.000%, 2/1/24	717,905
250,000	Ohio State Higher Educational Facility Commission, Dension University Project Revenue, 5.000%, 11/1/20	264,100
25,000	Ohio State Highway Improvements Revenue, 5.000%, 2/15/17	26,279
200,000	Ohio State Housing Finance Agency Residential Mortgage Revenue, Series A, 5.000%, 9/1/23	207,816
200,000	Ohio State Housing Finance Agency Residential Mortgage Revenue, Series J, (GNMA/FNMA/FHLMC Ins.), 4.875%, 9/1/15	205,282
125,000	Ohio State Housing Finance Agency Residential Mortgage Revenue, Series J, (GNMA/FNMA/FHLMC Ins.), 5.900%, 9/1/23	133,396
50,000	Ohio State Major New State Infrastructure Project Revenue, Series 2008-1, 5.500%, 6/15/20	57,214
150,000	Ohio State Parks & Recreation Revenue, Series II-A, (AGM Ins.), 5.000%, 12/1/17	161,541
100,000	Ohio State Refunding Common Schools, G.O., Series D, 5.500%, 9/15/19	117,572
250,000	Ohio State Revitalization Revenue Project, Series A, (AMBAC Ins.), 5.000%, 4/1/21	265,363
450,000	Ohio State Turnpike Commission Revenue, 5.500%, 2/15/20	475,506
1,000,000	Ohio State Turnpike Commission Revenue, Series A, (MBIA-RE FGIC Ins.), 5.500%, 2/15/20	1,156,090
100,000	Ohio State University Cultural & Sports Capital Facilities Refunding Revenue, Series A, (AGM Ins.), 5.000%, 4/1/17	109,569
400,000	Ohio State Water Development Authority Pollution Control Revenue, 5.000%, 6/1/17	439,684
30,000	Ohio State Water Development Authority Refunding Revenue, 5.250%, 6/1/11	31,963

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Ohio Tax-Free Fund	(Continued)

Principal Amount		Value

Municipal Bonds — (Continued)
Ohio — (Continued)
$655,000	Ohio State, G.O., Series A, 5.375%, 9/1/23	$735,991
685,000	Ohio State, Public Improvements, G.O., Series A, 5.000%, 3/1/18	728,867
500,000	Olentangy, OH, Local School District, G.O., (AGM Ins.)., 5.000%, 12/1/18	551,720
300,000	Olentangy, OH, Local School District, G.O., (AGM Ins.), 5.000%, 12/1/21	325,245
470,000	River Valley, OH, Local School District, School Facilities Construction & Improvements, G.O., (AGM Ins. Student Credit Program), 5.250%, 11/1/23	558,919
150,000	Seven Hills, OH, Capital Improvement, G.O., 5.250%, 12/1/18	170,541
1,040,000	Shaker Heights, OH, Urban Renewal Refunding, G.O., (AMBAC Ins.), 5.000%, 12/1/17	1,110,502
200,000	Sidney, OH, City School District, G.O., (FGIC Ins.), 5.000%, 12/1/12	216,724
780,000	Southwest Licking, Local School District, G.O., (AMBAC Ins.), 5.000%, 12/1/19	814,367
325,000	Strongsville, OH, Library Improvements, G.O., (FGIC Ins.), 5.000%, 12/1/15	341,364
235,000	Swanton, OH, Local School District, School Improvement, G.O., (FGIC Ins.), 4.900%, 12/1/15	244,567
615,000	Toledo, OH, City School District, School Facilities Improvements, G.O., Student Credit Program, 4.125%, 12/1/19	623,917
225,000	Toledo, OH, Sewer System Revenue, (AMBAC Ins.), 5.000%, 11/15/18	236,657
700,000	Toledo, OH, Waterworks Revenue, (MBIA Ins.), 5.000%, 11/15/19	743,337
300,000	Toledo, OH, Waterworks Revenue, (MBIA-RE FGIC Ins.), 5.000%, 11/15/22	316,155
220,000	Troy, OH, Capital Facilities, G.O., 6.250%, 12/1/11	235,816
400,000	Troy, OH, City School District, School Improvement, G.O., (AGM Ins.), 5.000%, 12/1/18	434,308
550,000	Troy, OH, G.O., 4.750%, 12/1/22	577,351
75,000	Trumbull County, OH, G.O., (Various Purposes), (AGM Ins.), 5.000%, 12/1/20	83,116
350,000	Trumbull County, OH, Public Improvements Refunding, G.O., (MBIA Ins.), 5.125%, 12/1/13	380,509
655,000	Twinsburg, OH, Recreational Facilities Improvements, G.O., (FGIC Ins.), 5.500%, 12/1/17	687,154

Principal Amount		Value

Municipal Bonds — (Continued)
Ohio — (Continued)
$500,000	University of Cincinnati, OH, General Receipts Revenue, Series A, (AMBAC Ins.), 5.000%, 6/1/17	$539,165
300,000	University of Cincinnati, OH, General Receipts Revenue, Series A, (MBIA Ins.), 5.000%, 6/1/19	321,429
300,000	University of Cincinnati, OH, General Receipts Revenue, Series A, (AMBAC Ins.), 5.000%, 6/1/19	316,974
500,000	University of Cincinnati, OH, General Receipts Revenue, Series A, (AGM Ins.), 5.000%, 6/1/20	534,970
500,000	University of Cincinnati, OH, General Receipts Revenue, Series A, (MBIA Ins.), 5.000%, 6/1/22	534,390
400,000	University of Toledo, OH, General Receipts Revenue, Series A, (AMBAC Ins.), 5.000%, 6/1/19	424,400
50,000	Warren County, OH, Waterworks Refunding Revenue, (AGM Ins.), 5.000%, 12/1/15	53,973
150,000	Warren County, OH, Waterworks Refunding Revenue, (AGM Ins.), 5.000%, 12/1/18	158,321
100,000	Washington County, OH, Juvenile Detention Home, G.O., (AGM Ins.), 5.000%, 12/1/18	100,128
650,000	Washington Court House, OH, School Improvements, G.O., (FGIC Ins.), 5.000%, 12/1/19	677,943
65,000	Western Reserve, OH, Local School District, Capital Appreciation Classroom Facilities, G.O., Student Credit Program, 3.899%, 1/15/18	47,302
325,000	Western Reserve, OH, Local School District, Capital Appreciation Classroom Facilities, G.O., Student Credit Program, 4.099%, 1/15/19	223,737
120,000	Westerville, OH, G.O., (Various Purposes), 2.750%, 12/1/17	119,323
125,000	Westerville, OH, G.O., (AMBAC Ins.), 5.000%, 12/1/23	136,850
300,000	Wyoming, OH, City School District, Refunding School Improvement, G.O., (AGM Ins.), 5.000%, 12/1/20	325,800
Total Municipal Bonds (Cost $44,123,755)		45,056,961

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Ohio Tax-Free Fund	(Continued)

Shares		Value

Cash Equivalents — 0.1%
68,548	Fidelity Institutional Tax-Exempt Portfolio, 0.130% (a)	$68,548
Total Cash Equivalents (Cost $68,547)		68,548
Total Investments (Cost $44,192,302) — 99.5%		45,125,509
Other Assets in Excess of Liabilities — 0.5%		217,306
Net Assets — 100.0%		$45,342,815
(a)	Rate disclosed is the seven day yield as of December 31, 2009.

AGM — Assured Guaranty Municipal Corp.

AGM-CR — Assured Guaranty Municipal Corp. Custodial Receipts

AMBAC	— American Municipal Bond Assurance Corp.

FGIC	— Financial Guaranty Insurance Co.

FHLMC	— Federal Home Loan Mortgage Corporation

FNMA	— Federal National Mortgage Association

GNMA	— Government National Mortgage Association

G.O.	— General Obligation

Ins.	— Insured

MBIA	— Municipal Bond Insurance Association

MBIA-RE — Municipal Bond Insurance Association - Reinsurance

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Short/Intermediate Fixed Income Securities Fund	December 31, 2009

Portfolio of Investments Summary Table	(unaudited)

Asset Allocation	Percentage of Market Value
Corporate Bonds	66.4%
U.S. Government Agencies	26.8%
Cash[1]	3.5%
U.S. Treasury Obligations	3.3%
Total	100.0%
1	Investments in an affiliated money market fund.

Portfolio holdings and allocations are subject to change. As of December 31, 2009, percentages in the table above are based on total investments. Such total investments may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund's total net assets.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

Principal Amount		Value

Corporate Bonds — 65.7%
Consumer Discretionary — 2.5%
$1,585,000	General Mills, Inc., 5.250%, 8/15/13	$1,709,961
1,000,000	McDonald's Corp., 4.300%, 3/1/13	1,057,879
1,000,000	Sherwin-Williams Co., 3.125%, 12/15/14	987,641
		3,755,481
Consumer Staples — 3.5%
1,000,000	Anheuser-Busch InBev Worldwide, Inc., 3.000%, 10/15/12	1,004,685
1,000,000	H.J. Heinz Co., 5.350%, 7/15/13	1,074,986
2,000,000	Kellogg Co., 5.125%, 12/3/12	2,170,526
1,000,000	Sysco Corp., 4.200%, 2/12/13	1,046,153
		5,296,350
Energy — 8.5%
1,000,000	Apache Corp., 6.000%, 9/15/13	1,106,519
2,000,000	BJ Services Co., 5.750%, 6/1/11	2,112,286
1,000,000	Chevron Corp., 3.450%, 3/3/12	1,039,318
1,000,000	ConocoPhillips, 4.750%, 2/1/14	1,073,692
1,000,000	Kinder Morgan Energy Partners, LP, 5.000%, 12/15/13	1,049,810
1,000,000	Marathon Oil Corp., 6.500%, 2/15/14	1,106,164
1,000,000	Nabors Industries Ltd., 5.375%, 8/15/12	1,054,266
1,000,000	Noble Corp., 5.875%, 6/1/13	1,045,356
1,000,000	Premcor Refining Group, 6.125%, 5/1/11	1,041,044
1,000,000	Spectra Energy Capital LLC, 5.900%, 9/15/13	1,066,486
1,000,000	XTO Energy, Inc., 5.750%, 12/15/13	1,112,444
		12,807,385
Financials — 19.2%
2,000,000	American Express Co., 5.250%, 11/21/11 (a) (b)	2,097,354
1,500,000	Bank of America Corp., 5.375%, 8/15/11	1,574,662

Principal Amount		Value

Corporate Bonds — (Continued)
Financials — (Continued)
$1,000,000	BB&T Corp., 3.100%, 7/28/11	$1,017,699
1,000,000	Boeing Capital Corp., 3.250%, 10/27/14	992,598
2,000,000	Caterpillar Financial Services Corp., 5.125%, 10/12/11	2,122,778
1,000,000	Charles Schwab Corp., 4.950%, 6/1/14	1,054,934
1,500,000	Citigroup, Inc., 5.125%, 2/14/11	1,547,675
1,000,000	General Electric Capital Corp., 3.500%, 8/13/12	1,020,634
1,500,000	General Electric Capital Corp., 5.250%, 10/19/12	1,596,333
1,500,000	Goldman Sachs Group, Inc., 5.700%, 9/1/12	1,613,493
2,000,000	HSBC Finance Corp., 4.800%, 6/15/10	2,017,286
1,000,000	KeyBank N.A., 5.500%, 9/17/12	1,034,063
433,000	Marshall & Ilsley Corp., 5.300%, 9/8/11	426,445
2,000,000	MetLife Global Funding I, 5.125%, 11/9/11 (a) (b)	2,093,918
1,000,000	Morgan Stanley, 0.375%, 5/7/10 (c)	999,680
2,000,000	Nationwide Building Society, 4.250%, 2/1/10 (a) (b)	2,000,596
1,500,000	Principal Life, Inc., 5.150%, 9/30/11	1,568,256
1,000,000	Prudential Financial, Inc., 3.625%, 9/17/12	1,014,793
1,000,000	Shell International Finance BV, 4.000%, 3/21/14	1,043,531
2,000,000	Simon Property Group, LP, 5.375%, 6/1/11	2,076,134
		28,912,862
Health Care — 6.2%
1,000,000	CVS Caremark Corp., 4.875%, 9/15/14	1,059,413
1,500,000	McKesson HBOC, Inc., 5.250%, 3/1/13	1,587,178
2,000,000	Medtronic, Inc., 4.375%, 9/15/10	2,053,182
1,000,000	Pfizer, Inc., 4.450%, 3/15/12	1,057,649

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Short/Intermediate Fixed Income Securities Fund	(Continued)

Principal Amount		Value

Corporate Bonds — (Continued)
Health Care — (Continued)
$1,200,000	St. Jude Medical, Inc., 3.750%, 7/15/14	$1,212,948
1,250,000	UnitedHealth Group, Inc., 4.750%, 2/10/14	1,280,768
1,000,000	Wyeth, 5.500%, 3/15/13	1,087,288
		9,338,426
Industrials — 7.0%
1,000,000	3M Co., 4.375%, 8/15/13	1,076,636
1,000,000	Air Products & Chemicals, Inc., 4.150%, 2/1/13	1,037,369
2,000,000	Eaton Corp., 4.900%, 5/15/13	2,116,336
1,000,000	General Dynamics Corp., 4.500%, 8/15/10	1,025,808
2,000,000	Harsco Corp., 5.125%, 9/15/13	2,098,590
1,000,000	ITT Corp., 4.900%, 5/1/14	1,047,855
1,000,000	Johnson Controls, Inc., 5.250%, 1/15/11	1,049,405
1,000,000	Raytheon Co., 5.500%, 11/15/12	1,098,221
		10,550,220
Materials — 5.0%
1,000,000	Home Depot, Inc., 5.250%, 12/16/13	1,070,557
1,000,000	Nucor Corp., 4.875%, 10/1/12	1,077,513
1,000,000	Nucor Corp., 5.000%, 12/1/12	1,091,447
2,000,000	Potash Corp. of Saskatchewan, Inc., 4.875%, 3/1/13	2,112,366
2,000,000	PPG Industries, Inc., 5.750%, 3/15/13	2,135,378
		7,487,261
Real Estate Investment Trusts — 1.0%
1,500,000	Duke Realty Corp., 5.625%, 8/15/11	1,535,673
Technology — 3.9%
1,000,000	Cisco Systems, Inc., 5.250%, 2/22/11	1,049,327
1,000,000	Dell, Inc., 4.700%, 4/15/13	1,055,272
1,500,000	Hewlett-Packard Co., 4.250%, 2/24/12	1,573,404
2,000,000	Oracle Corp., 4.950%, 4/15/13	2,146,122
		5,824,125
Telecommunications — 2.9%
2,000,000	AT&T, Inc., 4.950%, 1/15/13	2,133,760
1,000,000	Comcast Corp., 5.500%, 3/15/11	1,046,472
1,000,000	Verizon Wireless, 7.375%, 11/15/13	1,148,666
		4,328,898
Transportation — 1.1%
1,500,000	CSX Corp., 6.750%, 3/15/11	1,593,114
Utilities — 4.9%
1,500,000	Dominion Resources, Inc., 4.750%, 12/15/10	1,544,015
1,000,000	Emerson Electric Co., 4.625%, 10/15/12	1,066,511
1,500,000	FPL Group Capital, Inc., 5.350%, 6/15/13	1,609,696

Principal Amount		Value

Corporate Bonds — (Continued)
Utilities — (Continued)
$1,000,000	Georgia Power Co., 4.000%, 1/15/11	$1,022,785
1,000,000	Indiana Michigan Power Co., 6.375%, 11/1/12	1,092,382
1,000,000	Wisconsin Public Service Corp., 4.875%, 12/1/12	1,053,578
		7,388,967
Total Corporate Bonds (Cost $95,223,207)		98,818,762
U.S. Government Agencies — 26.6%
Federal Farm Credit Bank — 6.8%
5,000,000	2.125%, 6/18/12	5,062,185
3,000,000	1.875%, 12/7/12	2,999,364
2,000,000	3.400%, 2/7/13	2,085,206
		10,146,755
Federal Home Loan Bank — 12.1%
2,000,000	1.375%, 8/27/10	2,010,660
2,000,000	3.125%, 6/10/11	2,055,240
2,000,000	1.625%, 7/27/11	2,019,122
2,000,000	1.000%, 12/28/11	1,991,604
2,000,000	1.875%, 6/20/12	2,013,880
3,000,000	1.750%, 8/22/12	3,003,090
1,000,000	1.625%, 9/26/12	995,972
1,000,000	1.750%, 12/14/12	994,911
1,000,000	4.375%, 9/13/13	1,075,114
2,000,000	3.250%, 9/12/14	2,031,442
		18,191,035
Federal Home Loan Mortgage Corporation — 3.4%
3,000,000	3.125%, 10/25/10	3,062,205
2,000,000	4.750%, 1/18/11	2,085,506
		5,147,711
Federal National Mortgage Association — 4.3%
2,000,000	3.375%, 6/10/10	2,026,756
1,435,000	2.000%, 1/30/12	1,453,799
2,000,000	3.400%, 4/16/12	2,017,430
1,000,000	1.750%, 8/10/12	999,799
		6,497,784
Total U.S. Government Agencies (Cost $39,631,561)		39,983,285
U.S. Treasury Obligations — 3.3%
U.S. Treasury Note — 3.3%
5,000,000	1.000%, 10/31/11	4,995,500
Total U.S. Treasury Obligations (Cost $5,001,793)		4,995,500

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Short/Intermediate Fixed Income Securities Fund	(Continued)

Shares		Value

Cash Equivalents — 3.5%
5,261,922	Huntington Money Market Fund, Interfund Shares, 0.010% (d) (e)	$5,261,922
Total Cash Equivalents (Cost $5,261,922)		5,261,922
Total Investments (Cost $145,118,483) — 99.1%		149,059,469
Other Assets in Excess of Liabilities — 0.9%		1,400,497
Net Assets — 100.0%		$150,459,966
(a)	Illiquid security.

(b)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(c)	Variable or Floating Rate Security. Rate disclosed is as of December 31, 2009.

(d)	Investment in affiliate.

(e)	Rate disclosed is the seven day yield as of December 31, 2009.

LLC — Limited Liability Co.

LP — Limited Partnership

MTN — Medium Term Note

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Balanced Allocation Fund	December 31, 2009

Portfolio of Investments Summary Table	(unaudited)

Asset Allocation	Percentage of Market Value
Equity Mutual Funds	65.4%
Fixed Income Mutual Funds	33.3%
Cash[1]	1.3%
Total	100.0%
1	Investments in an affiliated money market fund.

Portfolio holdings and allocations are subject to change. As of December 31, 2009, percentages in the table above are based on total investments. Such total investments may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund's total net assets.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

Shares		Value

Mutual Funds — 98.5% (a)
83,745	Huntington Dividend Capture Fund, Institutional Shares	$658,235
102,325	Huntington Fixed Income Securities Fund, Institutional Shares	2,212,275
58,746	Huntington Growth Fund, Institutional Shares	1,360,546
74,679	Huntington Income Equity Fund, Institutional Shares	1,392,759
96,080	Huntington Intermediate Government Income Fund, Institutional Shares	1,031,894
252,822	Huntington International Equity Fund, Institutional Shares	2,727,944
57,811	Huntington Macro 100 Fund, Institutional Shares	485,037
48,447	Huntington Mid Corp America Fund, Institutional Shares	636,592
66,684	Huntington Mortgage Securities Fund, Institutional Shares	594,823

39,285	Huntington New Economy Fund, Institutional Shares	366,926
30,016	Huntington Short/Intermediate Fixed Income Securities Fund, Institutional Shares	593,721
67,787	Huntington Situs Fund, Institutional Shares	1,081,195
Total Mutual Funds (Cost $12,535,841)		13,141,947

Shares		Value

Cash Equivalents — 1.3%
168,439	Huntington Money Market Fund, Interfund Shares, 0.010% (a)(b)	$168,439
Total Cash Equivalents (Cost $168,439)		168,439
Total Investments (Cost $12,704,280) — 99.8%		13,310,386
Other Assets in Excess of Liabilities — 0.2%		25,974
Net Assets — 100.0%		$13,336,360
(a)	Investment in affiliate.

(b)	Rate disclosed is the seven day yield as of December 31, 2009.

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Conservative Allocation Fund	December 31, 2009

Portfolio of Investments Summary Table	(unaudited)

Asset Allocation	Percentage of Market Value
Equity Mutual Funds	25.5%
Fixed Income Mutual Funds	73.4%
Cash[1]	1.1%
Total	100.0%
1	Investments in an affiliated money market fund.

Portfolio holdings and allocations are subject to change. As of December 31, 2009, percentages in the table above are based on total investments. Such total investments may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund's total net assets.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

Shares		Value

Mutual Funds — 98.7% (a)
27,552	Huntington Dividend Capture Fund, Institutional Shares	$216,561
190,277	Huntington Fixed Income Securities Fund, Institutional Shares	4,113,792
19,312	Huntington Growth Fund, Institutional Shares	447,260
24,537	Huntington Income Equity Fund, Institutional Shares	457,610
178,760	Huntington Intermediate Government Income Fund, Institutional Shares	1,919,886
83,091	Huntington International Equity Fund, Institutional Shares	896,554
19,024	Huntington Macro 100 Fund, Institutional Shares	159,612
15,934	Huntington Mid Corp America Fund, Institutional Shares	209,368
123,869	Huntington Mortgage Securities Fund, Institutional Shares	1,104,907
12,956	Huntington New Economy Fund, Institutional Shares	121,007
55,823	Huntington Short/Intermediate Fixed Income Securities Fund, Institutional Shares	1,104,188
22,261	Huntington Situs Fund, Institutional Shares	355,064
Total Mutual Funds (Cost $10,828,425)		11,105,809

Shares		Value

Cash Equivalents — 1.1%
123,821	Huntington Money Market Fund, Interfund Shares, 0.010% (a)(b)	$123,821
Total Cash Equivalents (Cost $123,821)		123,821
Total Investments (Cost $10,952,246) — 99.8%		11,229,630
Other Assets in Excess of Liabilities — 0.2%		18,764
Net Assets — 100.0%		$11,248,394
(a)	Investment in affiliate.

(b)	Rate disclosed is the seven day yield as of December 31, 2009.

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Growth Allocation Fund	December 31, 2009

Portfolio of Investments Summary Table	(unaudited)

Asset Allocation	Percentage of Market Value
Equity Mutual Funds	84.7%
Fixed Income Mutual Funds	13.6%
Cash[1]	1.7%
Total	100.0%
1	Investments in an affiliated money market fund.

Portfolio holdings and allocations are subject to change. As of December 31, 2009, percentages in the table above are based on total investments. Such total investments may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund's total net assets.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

Shares		Value

Mutual Funds — 98.7% (a)
105,839	Huntington Dividend Capture Fund, Institutional Shares	$831,893
40,653	Huntington Fixed Income Securities Fund, Institutional Shares	878,910
74,177	Huntington Growth Fund, Institutional Shares	1,717,941
94,247	Huntington Income Equity Fund, Institutional Shares	1,757,710
38,227	Huntington Intermediate Government Income Fund, Institutional Shares	410,555
318,893	Huntington International Equity Fund, Institutional Shares	3,440,856
72,954	Huntington Macro 100 Fund, Institutional Shares	612,087
61,058	Huntington Mid Corp America Fund, Institutional Shares	802,306
26,503	Huntington Mortgage Securities Fund, Institutional Shares	236,406
49,706	Huntington New Economy Fund, Institutional Shares	464,258
11,892	Huntington Short/Intermediate Fixed Income Securities Fund, Institutional Shares	235,224
85,560	Huntington Situs Fund, Institutional Shares	1,364,686
Total Mutual Funds (Cost $11,992,358)		12,752,832

Shares		Value

Cash Equivalents — 1.7%
222,574	Huntington Money Market Fund, Interfund Shares, 0.010% (a)(b)	$222,574
Total Cash Equivalents (Cost $222,574)		222,574
Total Investments (Cost $12,214,932) — 100.4%		12,975,406
Liabilities in Excess of Other Assets — (0.4)%		(52,868)
Net Assets — 100.0%		$12,922,538
(a)	Investment in affiliate.

(b)	Rate disclosed is the seven day yield as of December 31, 2009.

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

[THIS PAGE INTENTIONALLY LEFT BLANK]

Statements of Assets and Liabilities

December 31, 2009

	Huntington Tax-Free Money Market Fund	Huntington Money Market Fund	Huntington Ohio Municipal Money Market Fund	Huntington U.S. Treasury Money Market Fund
Assets:
Investments, at cost	$98,293,396	$458,196,243	$253,805,969	$315,990,175
Investments, at value	$98,293,396	$458,196,243	$253,805,969	$221,058,675
Investments in repurchase agreements, at cost	—	—	—	94,931,500
Investments in affiliated securities, at value	—	—	—	—
Total Investments	98,293,396	458,196,243	253,805,969	315,990,175
Cash	—	13	1,537	43
Foreign currencies, at value (Cost $-, $-, $-, $-, $-, $-, $-, $1, $- and $-)	—	—	—	—
Income receivable	270,000	486,702	546,682	259,764
Receivable for investments sold	—	—	770,000	—
Receivable for shares sold	—	81,322	—	—
Tax reclaims receivable	—	—	—	—
Receivable from Adviser	—	—	—	11,003
Receivable from Distributor	—	—	270	46,306
Prepaid expenses and other assets	17,511	27,041	17,360	24,938
Total assets	98,580,907	458,791,321	255,141,818	316,332,229
Liabilities:
Options written, at value (premium received $-, $-, $-, $-, $94,118, $529,707, $86,191, $-, $8,174 and $-)	—	—	—	—
Payable for investments purchased	—	—	—	—
Payable for shares redeemed	—	—	—	—
Income distribution payable	889	3,311	1,946	2,689
Accrued expenses and other payables
Investment adviser fees	22,431	18,596	34,393	—
Administration fees	15,524	72,111	42,720	50,751
Custodian fees	2,242	9,914	6,085	7,128
Financial administration fees	388	236	395	—
Distribution services fee	3,727	699	—	—
Shareholder services fee	23	15	1	1
Transfer agent fees	4,326	16,672	10,382	11,201
Trustees' fees	56	—	159	—
Compliance service fees	986	4,562	2,711	3,230
Other	16,631	60,813	39,497	58,863
Total liabilities	67,223	186,929	138,289	133,863
Net Assets	$98,513,684	$458,604,392	$255,003,529	$316,198,366

Net Assets Consist of:
Paid in capital	$98,643,353	$459,056,430	$255,243,134	$316,198,173
Net unrealized appreciation (depreciation) of investments, options and translations of assets and liabilities in foreign currency	—	—	—	—
Accumulated net realized gain (loss) on investments, options and foreign currency transactions	(129,669)	(452,038)	(239,605)	—
Accumulated net investment income (loss)	—	—	—	193
Total Net Assets	$98,513,684	$458,604,392	$255,003,529	$316,198,366

Net Assets:
Institutional Shares	$76,805,092	$260,719,649	$142,955,564	$261,263,054
Class A Shares	$21,708,592	$135,259,551	$112,047,965	$54,935,312
Class B Shares	—	$249,231	—	—
Interfund Shares	—	$62,375,961	—	—
Shares Outstanding: (unlimited number of shares authorized, no par value)
Institutional Shares	76,901,930	261,190,295	143,099,712	261,237,382
Class A Shares	21,740,465	135,230,899	112,135,936	54,963,225
Class B Shares	—	248,540	—	—
Interfund Shares	—	62,392,167	—	—
Net Asset Value, Redemption Price and Offering Price Per Share:
Institutional Shares	$1.00	$1.00	$1.00	$1.00
Class A Shares	$1.00	$1.00	$1.00	$1.00
Class B Shares(1)	—	$1.00	—	—
Interfund Shares	—	$1.00	—	—
Offering Price Per Share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share:
Class A Shares	—	—	—	—
Maximum Sales Charge:
Class A Shares	—	—	—	—

(1)	For Class B Shares, the redemption price per share varies by length of time shares are held.
(2)	The NAV shown differs from the traded NAV on December 31, 2009 due to financial statement adjustments.

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Dividend Capture Fund	Huntington Growth Fund		Huntington Income Equity Fund	Huntington International Equity Fund	Huntington Macro 100 Fund	Huntington Mid Corp America Fund

$83,673,003	$116,485,242		$100,753,917	$287,972,057	$27,709,308	$97,068,235
$86,112,619	$147,692,594		$109,765,955	$322,620,840	$28,063,750	$132,241,719
—	—		—	—	—	—
1,008,304	515,548		843,426	8,877,051	2,087,400	6,946,743
87,120,923	148,208,142		110,609,381	331,497,891	30,151,150	139,188,462
—	151		—	—	—	—
—	—		—	13	—	—
214,834	78,172		206,515	827,313	29,930	115,052
531,969	3,829,619		—	—	—	—
25,147	48,821		33,303	159,756	9,647	31,940
—	—		—	305,941	—	—
—	—		—	—	—	—
—	—		—	—	—	—
17,300	15,976		12,397	23,746	4,824	18,926
87,910,173	152,180,881		110,861,596	332,814,660	30,195,551	139,354,380

67,000	956,924		71,375	—	2,635	—
121,670	1,791,773		—	—	—	—
41,208	112,453		28,870	33,804	25,007	80,054
—	—		—	—	—	—
—	—		—	—	—	—
56,123	78,340		56,938	282,507	18,817	88,360
13,495	23,527		17,111	46,145	4,524	21,229
2,291	4,213		3,248	5,299	665	3,317
255	208		279	3,128	232	270
5,963	3,251		2,761	3,267	890	3,292
18,719	32,653		23,786	70,370	6,300	29,482
10,496	11,574		9,350	18,574	3,248	11,296
43	193		126	99	37	145
855	1,492		1,085	3,229	287	1,346
14,747	25,723		18,416	56,609	6,969	23,747
352,865	3,042,324		233,345	523,031	69,611	262,538
$87,557,308	$149,138,557		$110,628,251	$332,291,629	$30,125,940	$139,091,842

$120,690,991	$144,120,917		$129,932,870	$310,125,153	$36,144,598	$97,523,884

3,475,038	31,295,683		9,870,280	43,528,837	2,447,381	42,120,227
(36,608,721)	(26,278,447)		(29,174,899)	(20,976,070)	(8,468,350)	(552,269)
—	404		—	(386,291)	2,311	—
$87,557,308	$149,138,557		$110,628,251	$332,291,629	$30,125,940	$139,091,842

$74,592,876	$140,205,532		$104,432,621	$322,426,634	$28,278,055	$131,638,189
$5,473,477	$6,095,750		$3,270,538	$7,547,346	$852,623	$3,608,180
$7,490,955	$2,837,275		$2,925,092	$2,317,649	$995,262	$3,845,473
—	—		—	—	—	—

9,495,301	6,050,239		5,600,255	29,882,582	3,371,845	10,025,820
696,630	269,775		175,302	703,904	102,721	280,739
957,492	135,367		157,912	220,522	122,516	313,634
—	—		—	—	—	—

$7.86	$23.17	(2)	$18.65	$10.79	$8.39	$13.13	(2)
$7.86	$22.59	(2)	$18.66	$10.72	$8.30	$12.85	(2)
$7.82	$20.96	(2)	$18.52	$10.51	$8.12	$12.26	(2)
—	—		—	—	—	—

$8.25	$23.72		$19.59	$11.25	$8.71	$13.49

4.75%	4.75%		4.75%	4.75%	4.75%	4.75%

Annual Shareholder Report

Statements of Assets and Liabilities (Continued)

December 31, 2009

	Huntington New Economy Fund	Huntington Real Strategies Fund	Huntington Rotating Markets Fund	Huntington Situs Fund
Assets:
Investments, at cost	$50,472,250	$86,018,406	$37,803,276	$138,081,218
Investments, at value	$46,588,088	$65,605,174	$41,958,695	$163,037,326
Investments in affiliated securities, at value	4,594,933	8,766,417	2,012,698	1,505,460
Total Investments	51,183,021	74,371,591	43,971,393	164,542,786
Income receivable	30,328	51,245	88,582	92,367
Receivable for shares sold	30,422	71,084	15,035	82,212
Tax reclaims receivable	—	175	—	10,845
Prepaid expenses and other assets	15,295	6,667	8,611	9,140
Total assets	51,259,066	74,500,762	44,083,621	164,737,350
Liabilities:
Options written, at value (premium received $92,691, $449,858, $-, $2,771,876, $-, $-, $-, $-, $- and $-)	90,160	376,352	—	3,016,215
Payable for shares redeemed	34,917	11,755	42,703	223,388
Income distribution payable	—	—	—	—
Accrued expenses and other payables
Investment adviser fees	36,987	47,352	18,754	101,177
Administration fees	7,838	11,230	6,758	24,303
Custodian fees	1,253	2,353	1,000	3,402
Financial administration fees	242	214	116	3,036
Distribution services fee	1,889	391	567	7,507
Shareholder services fee	10,886	15,576	9,375	33,726
Transfer agent fees	6,482	3,738	2,906	13,700
Trustees' fees	11	91	22	24
Compliance service fees	497	712	429	1,542
Other	9,036	12,394	7,615	27,581
Total liabilities	200,198	482,158	90,245	3,455,601
Net Assets	$51,058,868	$74,018,604	$43,993,376	$161,281,749

Net Assets Consist of:
Paid in capital	$76,262,636	$103,153,127	$45,412,915	$151,677,451
Net unrealized appreciation (depreciation) of investments, options and translations of assets and liabilities in foreign currency	713,302	(11,573,309)	6,168,117	26,217,433
Accumulated net realized gain (loss) on investments, options and foreign currency transactions	(25,919,241)	(17,374,059)	(7,590,353)	(16,680,510)
Accumulated net investment income (loss)	2,171	(187,155)	2,697	67,375
Total Net Assets	$51,058,868	$74,018,604	$43,993,376	$161,281,749

Net Assets:
Institutional Shares	$45,656,328	$72,641,199	$41,785,848	$141,341,927
Class A Shares	$3,608,702	$1,114,203	$1,936,918	$16,746,577
Class B Shares	$1,793,838	$263,202	$270,610	$3,193,245
Shares Outstanding: (unlimited number of shares authorized, no par value)
Institutional Shares	4,887,400	11,309,096	4,085,039	8,862,762
Class A Shares	396,029	173,216	190,238	1,070,511
Class B Shares	208,388	41,043	26,951	212,984
Net Asset Value, Redemption Price and Offering Price Per Share:
Institutional Shares	$9.34	$6.42	$10.23	$15.95
Class A Shares	$9.11	$6.43	$10.18	$15.64
Class B Shares(1)	$8.61	$6.41	$10.04	$14.99
Offering Price Per Share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share:
Class A Shares	$9.56	$6.75	$10.69	$16.42
Maximum Sales Charge:
Class A Shares	4.75%	4.75%	4.75%	4.75%

(1)	For Class B Shares, the redemption price per share varies by length of time shares are held.

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Technical Opportunities Fund	Huntington Fixed Income Securities Fund	Huntington Intermediate Government Income Fund	Huntington Mortgage Securities Fund	Huntington Ohio Tax-Free Fund	Huntington Short/Intermediate Fixed Income Fund

$8,448,126	$222,997,479	$109,547,815	$99,853,988	$44,192,302	$145,118,483
$9,495,061	$227,807,124	$111,282,580	$100,184,492	$45,125,509	$143,797,547
214,085	5,082,016	2,143,403	2,781,569	—	5,261,922
9,709,146	232,889,140	113,425,983	102,966,061	45,125,509	149,059,469
13,643	2,883,676	786,561	423,449	346,543	1,405,909
—	342,914	38,540	9,327	—	354,886
—	—	—	—	—	—
1,884	17,746	16,978	11,081	14,711	15,397
9,724,673	236,133,476	114,268,062	103,409,918	45,486,763	150,835,661

—	—	—	—	—	—
—	540,357	151,185	18,308	113	10,595
—	387,035	148,814	—	94,773	214,044

6,162	100,119	48,748	44,297	19,271	62,503
1,480	36,049	17,548	15,810	6,940	22,516
222	5,160	2,598	2,301	1,030	3,122
159	925	862	1,014	1,387	740
17	1,944	985	871	1,011	233
2,054	50,053	24,362	21,988	9,619	31,252
396	10,300	5,081	4,892	1,964	5,581
1	89	9	—	16	112
94	2,288	1,114	1,004	440	1,429
3,504	37,061	18,842	16,193	7,384	23,568
14,089	1,171,380	420,148	126,678	143,948	375,695
$9,710,584	$234,962,096	$113,847,914	$103,283,240	$45,342,815	$150,459,966

$11,312,202	$226,323,686	$109,701,281	$100,949,611	$44,502,866	$149,969,016

1,261,020	9,891,661	3,878,168	3,112,073	933,207	3,940,986
(2,865,377)	(1,253,260)	268,465	(778,444)	(93,259)	(3,450,036)
2,739	9	—	—	1	—
$9,710,584	$234,962,096	$113,847,914	$103,283,240	$45,342,815	$150,459,966

$9,644,236	$229,569,612	$110,761,284	$100,114,409	$42,568,059	$149,384,136
$60,905	$3,419,554	$2,215,296	$2,629,484	$1,745,239	$1,075,830
$5,443	$1,972,930	$871,334	$539,347	$1,029,517	—

1,257,064	10,618,816	10,309,435	11,226,477	2,008,058	7,551,459
7,960	158,194	206,181	293,182	82,382	54,376
714	91,376	81,077	60,285	48,589	—

$7.67	$21.62	$10.74	$8.92	$21.20	$19.78
$7.65	$21.62	$10.74	$8.97	$21.18	$19.78
$7.62	$21.59	$10.75	$8.95	$21.19	—

$8.03	$22.46	$11.16	$9.32	$22.01	$20.08

4.75%	3.75%	3.75%	3.75%	3.75%	1.50%

Annual Shareholder Report

Statements of Assets and Liabilities (Continued)

December 31, 2009

	Huntington Balanced Allocation Fund	Huntington Conservative Allocation Fund	Huntington Growth Allocation Fund
Assets:
Investments, at cost	$12,704,280	$10,952,246	$12,214,932
Investments in affiliated securities, at value	$13,310,386	$11,229,630	$12,975,406
Income receivable	9,903	19,080	3,970
Receivable for shares sold	41,103	19,522	18,890
Receivable from Adviser	486	827	2,633
Prepaid expenses and other assets	2,967	3,073	2,986
Total assets	13,364,845	11,272,132	13,003,885
Liabilities:
Payable for securities purchased	15,436	14,337	70,149
Income distribution payable	726	74	924
Payable for shares redeemed	1,954	—	—
Accrued expenses and other payables
Investment adviser fees	1,105	951	1,075
Administration fees	1,991	1,711	1,935
Custodian fees	96	84	95
Financial administration fees	130	120	104
Distribution services fee	4,744	4,290	4,666
Transfer agent fees	377	491	452
Trustees’ fees	4	—	9
Compliance service fees	126	109	123
Other	1,796	1,571	1,815
Total liabilities	28,485	23,738	81,347
Net Assets	$13,336,360	$11,248,394	$12,922,538

Net Assets Consist of:
Paid in capital	$12,657,592	$10,943,930	$12,067,246
Net unrealized appreciation of investments	606,106	277,384	760,474
Accumulated net realized gain on investment transactions	72,573	26,919	94,784
Accumulated net investment income	89	161	34
Total Net Assets	$13,336,360	$11,248,394	$12,922,538

Class A Shares	1,241,650	1,090,161	1,189,168
Net Asset Value, Redemption Price and Offering Price Per Share:
Class A Shares	$10.74	$10.32	$10.87
Offering Price per Share (100% (100%-maximum sales charge of net asset value adjusted to the nearest cent) per share:	$11.28	$10.83	$11.41
Maximum Sales Charge
Class A Shares	4.75%	4.75%	4.75%

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

[THIS PAGE INTENTIONALLY LEFT BLANK]

Statements of Operations

Year Ended December 31, 2009

	Huntington Tax-Free Money Market Fund	Huntington Money Market Fund	Huntington Ohio Municipal Money Market Fund	Huntington U.S. Treasury Money Market Fund
Investment Income:
Dividend income	$17,406	$273,247	$35,776	$48,700
Dividend income from affiliated securities	—	—	—	—
Interest income	1,018,367	2,612,227	2,430,249	1,040,151
Foreign dividend taxes withheld	—	—	—	—
Total investment income	1,035,773	2,885,474	2,466,025	1,088,851
Expenses:
Investment adviser fees	346,848	1,841,859	832,329	1,050,485
Administration fees	211,075	1,172,967	506,432	959,323
Custodian fees	30,059	166,928	72,132	136,556
Transfer and dividend disbursing agent fees and expenses	45,042	235,454	114,492	198,742
Trustees’ fees	10,236	59,383	25,859	48,909
Auditing fees	28,145	113,304	73,381	93,503
Legal fees	9,070	52,084	23,459	43,666
Financial administration fees	3,855	—	11,548	15,165
Distribution services fee—Class A Shares	81,161	464,482	266,664	165,897
Distribution services fee—Class B Shares	—	2,837	—	—
Shareholder services fee—Institutional Shares	204,520	934,354	426,940	1,147,195
Shareholder services fee—Class A Shares	81,161	464,482	266,664	165,897
Shareholder services fee—Class B Shares	—	945	—	—
Share registration costs	28,116	44,561	31,906	26,790
Printing and postage	7,617	103,555	21,655	39,306
Insurance premiums	4,354	12,194	8,154	12,954
Compliance service fees	4,326	24,025	10,382	19,655
Treasury Guarantee Program	14,276	146,105	34,544	112,074
Other	6,195	29,806	15,827	52,098
Total expenses	1,116,056	5,869,325	2,742,368	4,288,215
Investment advisory fees waived	(27,737)	(1,446,803)	(117,082)	(1,753,829)
Distribution services fees waived	(70,112)	(406,244)	(82,996)	(165,897)
Shareholder services fees waived	(89,197)	(1,250,737)	(337,201)	(1,313,092)
Net expenses	929,010	2,765,541	2,205,089	1,055,397
Net investment income (loss)	106,763	119,933	260,936	33,454
Net Realized/Unrealized Gain (Loss) on Investments, Options and Foreign Currency Transactions:
Net realized loss on investment transactions	(55,252)	41,682	(181,920)	192
Net realized gain (loss) on option transactions	—	—	—	—
Net realized gain (loss) on foreign currency transactions	—	—	—	—
Net realized gain distributions from investment company shares	—	—	—	—
Net realized loss on investments, options and translation of assets and liabilities in foreign currency transactions	(55,252)	41,682	(181,920)	192
Net change in unrealized appreciation/depreciation of investments, options and translation of assets and liabilities in foreign currency	—	—	—	—
Net realized and unrealized gain (loss) on investments, options and foreign currency transactions	(55,252)	41,682	(181,920)	192
Change in net assets resulting from operations	$51,511	$161,615	$79,016	$33,646

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Dividend Capture Fund	Huntington Growth Fund	Huntington Income Equity Fund	Huntington International Equity Fund	Huntington Macro 100 Fund	Huntington Mid Corp America Fund

$4,430,356	$1,789,345	$4,155,777	$9,529,990	$445,829	$1,986,182
400	2,846	804	887	701	2,966
—	—	—	602	—	—
—	—	—	(555,800)	—	—
4,430,756	1,792,191	4,156,581	8,975,679	446,530	1,989,148

574,009	874,398	582,923	2,748,030	182,711	893,503
139,624	265,911	177,257	501,253	44,448	217,330
19,898	37,889	25,259	90,833	6,334	30,973
57,027	69,271	56,247	125,236	17,609	63,953
6,797	13,238	8,797	19,183	2,064	10,578
16,762	29,453	20,419	63,352	5,850	26,284
6,289	12,065	8,075	22,518	2,884	9,735
2,021	2,356	2,380	7,394	2,214	2,200
11,774	13,430	7,373	19,437	2,193	7,369
54,165	21,197	20,594	15,154	6,955	29,001
161,508	343,835	228,646	662,517	56,392	280,798
11,774	13,430	7,373	19,437	2,193	7,369
18,055	7,066	6,865	5,051	2,318	9,667
44,715	43,703	41,062	46,390	42,294	44,659
11,136	15,581	11,421	27,851	5,042	12,713
5,418	5,472	4,146	7,021	2,124	4,543
2,866	5,456	3,637	10,292	912	4,462
—	—	—	—	—	—
5,157	8,457	6,102	15,658	1,779	7,375
1,148,995	1,782,208	1,218,576	4,406,607	386,316	1,662,512
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
1,148,995	1,782,208	1,218,576	4,406,607	386,316	1,662,512
3,281,761	9,983	2,938,005	4,569,072	60,214	326,636

(14,238,353)	(7,238,462)	(17,865,297)	(20,976,070)	(1,429,177)	(165,758)
75,302	365,959	(53,431)	—	106,450	44,459
—	—	—	(856,934)	—	—
—	—	—	—	—	—

(14,163,051)	(6,872,503)	(17,918,728)	(21,833,004)	(1,322,727)	(121,299)

28,867,966	31,169,501	35,063,649	103,830,604	7,839,434	35,714,049

14,704,915	24,296,998	17,144,921	81,997,600	6,516,707	35,592,750
$17,986,676	$24,306,981	$20,082,926	$86,566,672	$6,576,921	$35,919,386

Annual Shareholder Report

Statements of Operations (Continued)

Year Ended December 31, 2009

	Huntington New Economy Fund	Huntington Real Strategies Fund	Huntington Rotating Markets Fund	Huntington Situs Fund
Investment Income:
Dividend income	$560,036	$1,286,144	$871,155	$2,126,554
Dividend income from affiliated securities	1,003	2,216	993	1,477
Interest income	—	547	—	1,797
Foreign dividend taxes withheld	—	(8,019)	—	—
Total investment income	561,039	1,280,888	872,148	2,129,828
Expenses:
Investment adviser fees	394,984	435,571	185,212	981,626
Administration fees	84,934	105,955	67,576	238,734
Custodian fees	12,081	15,099	9,631	36,422
Transfer and dividend disbursing agent fees and expenses	36,635	24,469	18,410	80,948
Trustees’ fees	4,388	5,062	3,267	11,293
Auditing fees	7,924	12,417	8,307	31,577
Legal fees	3,931	4,661	3,053	10,802
Financial administration fees	1,580	2,098	1,625	16,901
Distribution services fee—Class A Shares	8,359	1,853	4,787	34,417
Distribution services fee—Class B Shares	13,289	1,453	577	20,146
Shareholder services fee—Institutional Shares	103,382	142,853	87,626	286,077
Shareholder services fee—Class A Shares	8,359	1,853	4,787	34,417
Shareholder services fee—Class B Shares	4,430	484	192	6,715
Share registration costs	43,438	36,965	41,566	38,390
Printing and postage	7,133	4,276	3,698	15,747
Insurance premiums	3,618	3,974	1,740	5,165
Compliance service fees	1,741	2,175	1,387	4,902
Other	3,904	4,263	3,412	8,240
Total expenses	744,110	805,481	446,853	1,862,519
Net investment income (loss)	(183,071)	475,407	425,295	267,309
Net Realized/Unrealized Gain (Loss) on Investments, Options and Foreign Currency Transactions:
Net realized gain (loss) on investment transactions	(10,197,686)	(8,784,571)	(1,739,790)	(18,973,153)
Net realized gain (loss) on option transactions	(121,844)	796,185	—	2,856,119
Net realized gain (loss) on foreign currency transactions	—	(2,884)	—	(52,985)
Net realized gain distributions from investment company shares	—	—	33	—
Net realized gain (loss) on investments, options and translation of assets and liabilities in foreign currency transactions	(10,319,530)	(7,991,270)	(1,739,757)	(16,170,019)
Net change in unrealized appreciation/depreciation of investments, options and translation of assets and liabilities in foreign currency	25,626,779	24,556,080	12,210,346	60,633,114
Net realized and unrealized gain (loss) on investments, options and foreign currency transactions	15,307,249	16,564,810	10,470,589	44,463,095
Change in net assets resulting from operations	$15,124,178	$17,040,217	$10,895,884	$44,730,404

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Technical Opportunities Fund	Huntington Fixed Income Securities Fund	Huntington Intermediate Government Income Fund	Huntington Mortgage Securities Fund	Huntington Ohio Tax-Free Fund	Huntington Short/Intermediate Fixed Income Fund

$231,070	$165,930	$—	$220,811	$1,553	$—
227	1,559	1,367	1,592	—	1,743
—	10,081,273	4,994,342	4,159,851	1,682,407	4,469,566
(46)	—	—	—	—	—
231,251	10,248,762	4,995,709	4,382,254	1,683,960	4,471,309

66,146	1,090,591	579,674	495,239	210,296	595,162
16,096	397,997	211,567	180,730	76,748	217,149
2,293	56,709	30,142	25,751	10,935	30,947
3,505	88,998	47,647	41,281	17,022	46,614
752	18,571	10,211	8,512	3,569	9,835
1,983	51,991	26,485	23,232	9,967	30,922
2,970	18,059	9,587	8,074	3,483	9,900
2,705	7,818	6,817	8,467	17,490	8,414
139	6,855	4,224	7,010	3,785	1,660
42	15,588	5,796	4,083	7,802	—
21,895	533,245	283,681	239,249	98,763	295,921
139	6,855	4,224	7,010	3,785	1,660
14	5,196	1,932	1,361	2,601	—
47,668	43,001	42,969	40,672	41,374	27,594
750	17,055	8,384	7,605	3,218	8,952
1,954	5,174	3,335	3,120	2,093	2,670
330	8,163	4,338	3,707	1,574	4,455
2,185	12,257	7,120	5,574	3,549	7,195
171,566	2,384,123	1,288,133	1,110,677	518,054	1,299,050
59,685	7,864,639	3,707,576	3,271,577	1,165,906	3,172,259

(664,660)	(1,168,072)	389,587	(409,852)	(53,124)	(270,239)
—	—	—	—	—	—
—	—	—	—	—	—

—	—	—	—	—	—

(664,660)	(1,168,072)	389,587	(409,852)	(53,124)	(270,239)

2,020,496	4,881,922	(1,883,421)	2,248,532	772,362	5,592,730

1,355,836	3,713,850	(1,493,834)	1,838,680	719,238	5,322,491
$1,415,521	$11,578,489	$2,213,742	$5,110,257	$1,885,144	$8,494,750

Annual Shareholder Report

Statements of Operations (Continued)

Year Ended December 31, 2009

	Huntington Balanced Allocation Fund(1)	Huntington Conservative Allocation Fund(1)	Huntington Growth Allocation Fund(1)
Investment Income:
Dividend income from affiliated securities	$90,623	$114,447	$72,492
Total investment income	90,623	114,447	72,492
Expenses:
Investment adviser fees	4,729	4,360	4,690
Administration fees	8,616	7,944	8,546
Custodian fees	473	541	469
Transfer and dividend disbursing agent fees and expenses	2,113	1,982	2,121
Trustees’ fees	265	251	270
Auditing fees	2,429	2,249	2,444
Legal fees	1,097	1,022	1,086
Financial administration fees	916	906	890
Distribution services fee—Class A Shares	12,088	11,069	11,903
Share registration costs	5,502	5,278	5,441
Printing and postage	478	472	487
Insurance premiums	689	706	680
Compliance service fees	420	387	416
Other	418	401	430
Total expenses	40,233	37,568	39,873
Investment advisory fees waived	(8,762)	(4,134)	(13,405)
Distribution services fees waived—Class A Shares	(2,158)	(2,144)	(2,157)
Net expenses	29,313	31,290	24,311
Net investment income	61,310	83,157	48,181
Net Realized/Unrealized Gain (Loss) on Investment Transactions:
Net realized gain on investment transactions of affiliates	77,393	32,732	98,894
Net change in unrealized appreciation/depreciation of investments	606,106	277,384	760,474
Net realized and unrealized gain on investment transactions	683,499	310,116	859,368
Change in net assets resulting from operations	$744,809	$393,273	$907,549

(1)	Reflects operations for the period from July 31, 2009 (date of commencement of operations) to December 31, 2009.

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

[THIS PAGE INTENTIONALLY LEFT BLANK]

Statements of Changes in Net Assets

	Huntington Tax-Free Money Market Fund
	Year Ended December 31, 2009	Year Ended December 31, 2008
Increase (Decrease) in Net Assets: Operations—
Net investment income	$106,763	$1,612,241
Net realized gain (loss) on investments	(55,252)	(60,543)
Change in net assets resulting from operations	51,511	1,551,698
Distributions to Shareholders—
From and/or in excess of net investment income:
Institutional Shares	(95,705)	(1,403,313)
Class A Shares	(11,058)	(208,935)
Class B Shares	—	—
Interfund Shares	—	—
Change in net assets resulting from distributions to shareholders	(106,763)	(1,612,248)
Change in net assets resulting from capital transactions	(84,758,287)	128,716,404
Change in net assets	(84,813,539)	128,655,854
Net Assets:
Beginning of period	183,327,223	54,671,369
End of period	$98,513,684	$183,327,223

Accumulated net investment income included in net assets at end of period	$—	$—
Capital Transactions:
Institutional Shares
Shares sold	$138,617,223	$293,226,204
Dividends reinvested	—	—
Shares redeemed	(206,636,768)	(196,897,520)
Total Institutional Shares	(68,019,545)	96,328,684
Class A Shares
Shares sold	142,937,621	87,128,715
Dividends reinvested	6,904	26,113
Shares redeemed	(159,683,267)	(54,767,108)
Total Class A Shares	(16,738,742)	32,387,720
Class B Shares
Shares sold	—	—
Dividends reinvested	—	—
Shares redeemed	—	—
Total Class B Shares	—	—
Interfund Shares
Shares sold	—	—
Dividends reinvested	—	—
Shares redeemed	—	—
Total Interfund Shares	—	—
Net change resulting from capital transactions	$(84,758,287)	$128,716,404
Share Transactions:
Institutional Shares
Shares sold	138,617,223	293,226,204
Dividends reinvested	—	—
Shares redeemed	(206,636,768)	(196,897,520)
Total Institutional Shares	(68,019,545)	96,328,684
Class A Shares
Shares sold	142,937,621	87,128,715
Dividends reinvested	6,904	26,113
Shares redeemed	(159,683,267)	(54,767,108)
Total Class A Shares	(16,738,742)	32,387,720
Class B Shares
Shares sold	—	—
Dividends reinvested	—	—
Shares redeemed	—	—
Total Class B Shares	—	—
Interfund Shares
Shares sold	—	—
Dividends reinvested	—	—
Shares redeemed	—	—
Total Interfund Shares	—	—
Net change resulting from share transactions	(84,758,287)	128,716,404

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Money Market Fund		Huntington Ohio Municipal Money Market Fund		Huntington U.S. Treasury Money Market Fund
Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2008

$119,933	$17,903,379	$260,936	$5,197,332	$33,454	$6,868,763
41,682	7,624	(181,920)	451	192	41,991
161,615	17,911,003	79,016	5,197,783	33,646	6,910,754

(71,449)	(10,822,204)	(237,814)	(3,406,510)	(65,609)	(6,099,041)
(25,441)	(6,005,454)	(23,122)	(1,790,822)	(9,836)	(798,553)
(49)	(1,216)	—	—	—	—
(22,994)	(1,074,505)	—	—	—	—
(119,933)	(17,903,379)	(260,936)	(5,197,332)	(75,445)	(6,897,594)
(656,458,332)	(106,762,664)	(163,898,652)	97,323,643	(393,294,585)	(150,850,784)
(656,416,650)	(106,755,040)	(164,080,572)	97,324,094	(393,336,384)	(150,837,624)

1,115,021,042	1,221,776,082	419,084,101	321,760,007	709,534,750	860,372,374
$458,604,392	$1,115,021,042	$255,003,529	$419,084,101	$316,198,366	$709,534,750

$—	$—	$—	$—	$193	$41,992

$970,437,598	$1,201,252,018	$181,009,493	$414,870,090	$1,218,476,251	$1,916,813,807
879	87,255	586	5,991	—	—
(1,488,900,099)	(1,054,962,085)	(350,394,268)	(302,026,723)	(1,540,225,386)	(2,091,104,532)
(518,461,622)	146,377,188	(169,384,189)	112,849,358	(321,749,135)	(174,290,725)

411,008,765	723,069,116	198,486,543	240,620,402	295,318,833	443,448,872
17,951	2,551,138	7,459	170,559	3,282	316,627
(575,108,386)	(954,619,192)	(193,008,465)	(256,316,676)	(366,867,565)	(420,325,558)
(164,081,670)	(228,998,938)	5,485,537	(15,525,715)	(71,545,450)	23,439,941

278,171	589,841	—	—	—	—
47	1,181	—	—	—	—
(461,107)	(285,475)	—	—	—	—
(182,889)	305,547	—	—	—	—

365,917,434	280,714,885	—	—	—	—
—	3	—	—	—	—
(339,649,585)	(305,161,349)	—	—	—	—
26,267,849	(24,446,461)	—	—	—	—
$(656,458,332)	$(106,762,664)	$(163,898,652)	$97,323,643	$(393,294,585)	$(150,850,784)

970,437,548	1,201,251,671	181,009,476	414,870,090	1,218,476,251	1,916,813,807
879	87,255	586	5,991	—	—
(1,488,899,882)	(1,054,961,049)	(350,394,268)	(302,026,723)	(1,540,225,386)	(2,091,104,532)
(518,461,455)	146,377,877	(169,384,206)	112,849,358	(321,749,135)	(174,290,725)

411,008,765	723,069,112	198,486,543	240,620,402	295,318,833	443,448,876
17,951	2,551,138	7,459	170,559	3,282	316,627
(575,108,199)	(954,619,192)	(193,008,465)	(256,316,676)	(366,867,565)	(420,325,558)
(164,081,483)	(228,998,942)	5,485,537	(15,525,715)	(71,545,450)	23,439,945

277,649	589,568	—	—	—	—
47	1,181	—	—	—	—
(460,939)	(285,475)	—	—	—	—
(183,243)	305,274	—	—	—	—

365,917,434	280,714,885	—	—	—	—
—	3	—	—	—	—
(339,649,585)	(305,161,349)	—	—	—	—
26,267,849	(24,446,461)	—	—	—	—
(656,458,332)	(106,762,252)	(163,898,669)	97,323,643	(393,294,585)	(150,850,780)

Annual Shareholder Report

Statements of Changes in Net Assets (Continued)

	Huntington Dividend Capture Fund
	Year Ended December 31, 2009	Year Ended December 31, 2008
Increase (Decrease) in Net Assets:
Operations—
Net investment income (loss)	$3,281,761	$4,472,447
Net realized gain (loss) on investments, options and foreign currency transactions	(14,163,051)	(22,367,163)
Net change in unrealized appreciation/depreciation of investments and foreign currency transactions	28,867,966	(14,510,163)
Change in net assets resulting from operations	17,986,676	(32,404,879)
Distributions to Shareholders—
From and/or in excess of net investment income:
Institutional Shares	(2,822,474)	(3,620,113)
Class A Shares	(192,423)	(341,954)
Class B Shares	(258,584)	(462,780)
From net realized gain on investments:
Institutional Shares	—	(1,107,394)
Class A Shares	—	(113,816)
Class B Shares	—	(167,364)
From return of capital:
Institutional Shares	(153,159)	(270,139)
Class A Shares	(11,221)	(27,222)
Class B Shares	(17,306)	(40,568)
Change in net assets resulting from distributions to shareholders	(3,455,167)	(6,151,350)
Change in net assets resulting from capital transactions	(251,986)	(7,344,656)
Change in net assets	14,279,523	(45,900,885)
Net Assets:
Beginning of period	73,277,785	119,178,670
End of period	$87,557,308	$73,277,785

Accumulated net investment income (loss) included in net assets at end of period	$—	$—
Capital Transactions:
Institutional Shares
Shares sold	$14,073,470	$13,025,486
Dividends reinvested	1,618,153	2,817,642
Shares redeemed	(13,743,009)	(18,712,630)
Total Institutional Shares	1,948,614	(2,869,502)
Class A Shares
Shares sold	631,611	822,113
Dividends reinvested	168,200	430,348
Shares redeemed	(1,251,995)	(3,436,066)
Total Class A Shares	(452,184)	(2,183,605)
Class B Shares
Shares sold	138,442	324,546
Dividends reinvested	252,553	622,157
Shares redeemed	(2,139,411)	(3,238,252)
Total Class B Shares	(1,748,416)	(2,291,549)
Net change resulting from capital transactions	$(251,986)	$(7,344,656)
Share Transactions:
Institutional Shares
Shares sold	2,136,480	1,540,904
Dividends reinvested	241,552	330,737
Shares redeemed	(2,045,926)	(2,198,127)
Total Institutional Shares	332,106	(326,486)
Class A Shares
Shares sold	88,888	89,559
Dividends reinvested	25,245	49,795
Shares redeemed	(193,247)	(411,872)
Total Class A Shares	(79,114)	(272,518)
Class B Shares
Shares sold	22,302	34,809
Dividends reinvested	38,105	72,655
Shares redeemed	(329,522)	(396,457)
Total Class B Shares	(269,115)	(288,993)
Net change resulting from share transactions	(16,123)	(887,997)

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Growth Fund		Huntington Income Equity Fund		Huntington International Equity Fund		Huntington Macro 100 Fund
Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2008

$9,983	$248,737	$2,938,005	$3,461,988	$4,569,072	$4,074,672	$60,214	$198,558
(6,872,503)	(19,405,942)	(17,918,728)	(10,804,032)	(21,833,004)	5,222,945	(1,322,727)	(6,842,253)

31,169,501	(68,639,378)	35,063,649	(55,954,573)	103,830,604	(162,494,820)	7,839,434	(3,472,801)
24,306,981	(87,796,583)	20,082,926	(63,296,617)	86,566,672	(153,197,203)	6,576,921	(10,116,496)

(33,067)	(235,838)	(2,755,535)	(3,222,687)	(2,949,875)	(3,055,792)	(60,212)	(184,750)
—	(593)	(81,421)	(106,946)	(46,814)	(88,273)	—	(10,101)
—	(356)	(63,309)	(90,264)	(2,670)	(7,789)	—	(3,908)

—	(21,004,051)	—	(646,965)	(577,926)	(11,077,117)	—	—
—	(896,783)	—	(24,423)	(17,339)	(379,752)	—	—
—	(536,665)	—	(27,086)	(4,488)	(111,529)	—	—

—	—	(73,924)	(155,689)	—	—	—	—
—	—	(2,393)	(5,775)	—	—	—	—
—	—	(2,242)	(6,249)	—	—	—	—
(33,067)	(22,674,286)	(2,978,824)	(4,286,084)	(3,599,112)	(14,720,252)	(60,212)	(198,759)
(13,294,868)	5,285,735	(2,644,200)	(8,227,023)	49,389,685	28,971,322	8,119,574	(10,980,932)
10,979,046	(105,185,134)	14,459,902	(75,809,724)	132,357,245	(138,946,133)	14,636,283	(21,296,187)

138,159,511	243,344,645	96,168,349	171,978,073	199,934,384	338,880,517	15,489,657	36,785,844
$149,138,557	$138,159,511	$110,628,251	$96,168,349	$332,291,629	$199,934,384	$30,125,940	$15,489,657

$404	$23,489	$—	$111,132	$(386,291)	$(1,099,071)	$2,311	$—

$33,779,715	$37,283,027	$21,427,415	$21,113,133	$108,643,636	$76,956,170	$14,285,900	$3,896,869
18,815	11,252,389	1,477,314	2,034,243	1,232,979	5,435,584	30,946	84,631
(46,304,608)	(43,231,981)	(24,473,024)	(29,123,535)	(58,900,808)	(54,412,806)	(5,639,083)	(13,701,562)
(12,506,078)	5,303,435	(1,568,295)	(5,976,159)	50,975,807	27,978,948	8,677,763	(9,720,062)

765,892	1,065,982	386,292	614,774	3,327,103	2,935,492	103,111	75,020
28	852,669	79,886	133,375	62,719	444,617	—	9,828
(983,839)	(1,763,070)	(904,536)	(1,521,344)	(4,883,507)	(2,270,550)	(463,125)	(1,014,869)
(217,919)	155,581	(438,358)	(773,195)	(1,493,685)	1,109,559	(360,014)	(930,021)

159,840	340,443	61,009	146,538	281,397	552,142	22,388	34,996
—	531,916	63,188	120,597	6,972	116,032	—	3,883
(730,711)	(1,045,640)	(761,744)	(1,744,804)	(380,806)	(785,359)	(220,563)	(369,728)
(570,871)	(173,281)	(637,547)	(1,477,669)	(92,437)	(117,185)	(198,175)	(330,849)
$(13,294,868)	$5,285,735	$(2,644,200)	$(8,227,023)	$49,389,685	$28,971,322	$8,119,574	$(10,980,932)

1,702,652	1,344,332	1,340,332	1,022,324	13,029,865	6,146,990	2,086,351	493,905
908	367,163	97,308	97,577	124,036	560,905	3,654	13,203
(2,236,390)	(1,640,969)	(1,525,705)	(1,421,737)	(6,525,303)	(5,047,709)	(795,462)	(1,642,461)
(532,830)	70,526	(88,065)	(301,836)	6,628,598	1,660,186	1,294,543	(1,135,353)

37,956	37,187	24,508	27,467	371,017	245,219	15,090	8,951
2	28,300	5,315	6,359	6,563	46,613	—	1,548
(50,421)	(65,386)	(58,007)	(69,552)	(522,841)	(190,780)	(67,739)	(118,824)
(12,463)	101	(28,184)	(35,726)	(145,261)	101,052	(52,649)	(108,325)

9,060	13,505	3,958	7,174	32,181	43,535	3,460	4,308
—	18,866	4,259	5,737	787	11,951	—	622
(39,497)	(42,448)	(50,380)	(84,658)	(42,847)	(70,081)	(33,447)	(45,061)
(30,437)	(10,077)	(42,163)	(71,747)	(9,879)	(14,595)	(29,987)	(40,131)
(575,730)	60,550	(158,412)	(409,309)	6,473,458	1,746,643	1,211,907	(1,283,809)

Annual Shareholder Report

Statements of Changes in Net Assets (Continued)

	Huntington Mid Corp America Fund
	Year Ended December 31, 2009	Year Ended December 31, 2008
Increase (Decrease) in Net Assets:
Operations—
Net investment income (loss)	$326,636	$73,319
Net realized gain (loss) on investments, options and foreign currency transactions	(121,299)	(430,970)
Net change in unrealized appreciation/depreciation of investments and foreign currency transactions	35,714,049	(58,877,996)
Change in net assets resulting from operations	35,919,386	(59,235,647)
Distributions to Shareholders—
From and/or in excess of net investment income:
Institutional Shares	(365,323)	(73,319)
Class A Shares	(3,401)	—
Class B Shares	—	—
From net realized gain on investments:
Institutional Shares	—	(3,730,705)
Class A Shares	—	(130,406)
Class B Shares	—	(198,637)
From return of capital:
Institutional Shares	—	(27,537)
Class A Shares	—	—
Class B Shares	—	—
Change in net assets resulting from distributions to shareholders	(368,724)	(4,160,604)
Change in net assets resulting from capital transactions	8,847,158	(4,367,196)
Change in net assets	44,397,820	(67,763,447)
Net Assets:
Beginning of period	94,694,022	162,457,469
End of period	$139,091,842	$94,694,022

Accumulated net investment income (loss) included in net assets at end of period	$—	$—
Capital Transactions:
Institutional Shares
Shares sold	$33,756,756	$19,345,865
Dividends reinvested	132,250	1,456,481
Shares redeemed	(23,761,222)	(23,701,014)
Total Institutional Shares	10,127,784	(2,898,668)
Class A Shares
Shares sold	653,555	658,216
Dividends reinvested	3,199	119,824
Shares redeemed	(758,769)	(1,182,750)
Total Class A Shares	(102,015)	(404,710)
Class B Shares
Shares sold	127,210	156,681
Dividends reinvested	—	192,711
Shares redeemed	(1,305,821)	(1,413,210)
Total Class B Shares	(1,178,611)	(1,063,818)
Net change resulting from capital transactions	$8,847,158	$(4,367,196)
Share Transactions:
Institutional Shares
Shares sold	3,290,842	1,448,368
Dividends reinvested	9,951	90,840
Shares redeemed	(2,120,486)	(1,844,766)
Total Institutional Shares	1,180,307	(305,558)
Class A Shares
Shares sold	57,500	47,750
Dividends reinvested	246	7,503
Shares redeemed	(72,560)	(87,107)
Total Class A Shares	(14,814)	(31,854)
Class B Shares
Shares sold	13,191	11,587
Dividends reinvested	—	12,546
Shares redeemed	(125,998)	(114,251)
Total Class B Shares	(112,807)	(90,118)
Net change resulting from share transactions	1,052,686	(427,530)

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington New Economy Fund		Huntington Real Strategies Fund		Huntington Rotating Markets Fund		Huntington Situs Fund
Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2008

$(183,071)	$(366,414)	$475,407	$382,023	$425,295	$384,454	$267,309	$3,138
(10,319,530)	(15,599,711)	(7,991,270)	(9,400,561)	(1,739,757)	(5,850,596)	(16,170,019)	2,348,591

25,626,779	(42,800,789)	24,556,080	(38,531,806)	12,210,346	(17,693,481)	60,633,114	(61,414,272)
15,124,178	(58,766,914)	17,040,217	(47,550,344)	10,895,884	(23,159,623)	44,730,404	(59,062,543)

—	—	(726,816)	(363,923)	(408,767)	(363,413)	(137,349)	—
—	—	(9,733)	(2,763)	(13,933)	(18,153)	(1,062)	—
—	—	(1,232)	(245)	(2,509)	(277)	—	—

—	—	—	—	—	(746,359)	(303,439)	(3,105,405)
—	—	—	—	—	(52,538)	(37,293)	(483,709)
—	—	—	—	—	(915)	(7,568)	(106,265)

—	(39,001)	—	(196,986)	—	—	(157,791)	—
—	(3,194)	—	(1,826)	—	—	(1,219)	—
—	(1,722)	—	(143)	—	—	—	—
—	(43,917)	(737,781)	(565,886)	(425,209)	(1,181,655)	(645,721)	(3,695,379)
(4,125,836)	(21,399,380)	21,956,780	38,495,135	3,084,280	(2,617,255)	24,638,941	26,796,147
10,998,342	(80,210,211)	38,259,216	(9,621,095)	13,554,955	(26,958,533)	68,723,624	(35,961,775)

40,060,526	120,270,737	35,759,388	45,380,483	30,438,421	57,396,954	92,558,125	128,519,900
$51,058,868	$40,060,526	$74,018,604	$35,759,388	$43,993,376	$30,438,421	$161,281,749	$92,558,125

$2,171	$—	$(187,155)	$30,923	$2,697	$2,611	$67,375	$16,043

$9,940,386	$11,123,672	$34,982,399	$55,781,307	$8,106,299	$5,370,578	$57,231,341	$51,251,372
—	24,772	231,640	189,316	216,853	628,452	249,366	1,492,800
(12,800,558)	(30,721,388)	(13,724,010)	(18,173,005)	(4,854,147)	(8,310,763)	(32,901,269)	(30,365,358)
(2,860,172)	(19,572,944)	21,490,029	37,797,618	3,469,005	(2,311,733)	24,579,438	22,378,814

655,131	1,015,065	510,322	772,962	268,850	379,928	4,332,365	9,453,956
—	3,166	8,676	4,179	13,467	68,763	39,050	476,278
(1,435,394)	(2,327,310)	(124,504)	(220,302)	(869,240)	(793,137)	(4,187,864)	(5,329,117)
(780,263)	(1,309,079)	394,494	556,839	(586,923)	(344,446)	183,551	4,601,117

48,923	161,300	104,113	197,046	209,093	100,016	352,520	508,610
—	(300)	1,232	388	2,110	1,192	7,286	101,954
(534,324)	(678,357)	(33,088)	(56,756)	(9,005)	(62,284)	(483,854)	(794,348)
(485,401)	(517,357)	72,257	140,678	202,198	38,924	(124,048)	(183,784)
$(4,125,836)	$(21,399,380)	$21,956,780	$38,495,135	$3,084,280	$(2,617,255)	$24,638,941	$26,796,147

1,273,360	989,563	6,558,762	5,866,270	953,348	494,992	4,604,054	3,059,078
—	1,785	35,802	38,513	21,095	60,612	17,659	117,503
(1,607,511)	(3,019,062)	(2,447,717)	(2,870,497)	(559,778)	(801,721)	(2,417,894)	(1,934,373)
(334,151)	(2,027,714)	4,146,847	3,034,286	414,665	(246,117)	2,203,819	1,242,208

85,056	87,986	90,233	79,420	30,075	32,714	337,114	551,968
—	233	1,339	844	1,316	6,409	3,091	38,250
(190,948)	(205,382)	(22,980)	(41,187)	(101,325)	(73,137)	(324,573)	(330,095)
(105,892)	(117,163)	68,592	39,077	(69,934)	(34,014)	15,632	260,123

6,923	17,256	18,976	20,400	21,299	11,397	28,635	31,061
—	(18)	191	75	209	111	608	8,466
(75,489)	(67,838)	(5,662)	(7,023)	(970)	(8,051)	(41,324)	(50,890)
(68,566)	(50,600)	13,505	13,452	20,538	3,457	(12,081)	(11,363)
(508,609)	(2,195,477)	4,228,944	3,086,815	365,269	(276,674)	2,207,370	1,490,968

Annual Shareholder Report

Statements of Changes in Net Assets (Continued)

	Huntington Technical Opportunities Fund		Huntington Fixed Income Securities Fund
	Year Ended December 31, 2009	Period Ended December 31, 2008(1)	Year Ended December 31, 2009	Year Ended December 31, 2008
Increase (Decrease) in Net Assets:
Operations—
Net investment income (loss)	$59,685	$(48,501)	$7,864,639	$7,552,420
Net realized gain (loss) on investments, options and foreign currency transactions	(664,660)	(2,166,045)	(1,168,072)	1,395,113
Net change in unrealized appreciation/depreciation of investments and foreign currency transactions	2,020,496	(759,476)	4,881,922	456,662
Change in net assets resulting from operations	1,415,521	(2,974,022)	11,578,489	9,404,195
Distributions to Shareholders—
From and/or in excess of net investment income:
Institutional Shares	(58,053)	—	(7,755,385)	(7,402,521)
Class A Shares	(229)	—	(92,552)	(97,790)
Class B Shares	—	—	(60,457)	(79,608)
From net realized gain on investments:
Institutional Shares	—	—	(580,161)	(410,201)
Class A Shares	—	—	(6,950)	(5,763)
Class B Shares	—	—	(5,692)	(4,955)
From return of capital:
Institutional Shares	—	(29,461)	—	—
Class A Shares	—	(289)	—	—
Class B Shares	—	(34)	—	—
Change in net assets resulting from distributions to shareholders	(58,282)	(29,784)	(8,501,197)	(8,000,838)
Change in net assets resulting from capital transactions	2,116,204	9,240,947	44,148,673	(1,937,751)
Change in net assets	3,473,443	6,237,141	47,225,965	(534,394)
Net Assets:
Beginning of period	6,237,141	—	187,736,131	188,270,525
End of period	$9,710,584	$6,237,141	$234,962,096	$187,736,131

Accumulated net investment income (loss) included in net assets at end of period	$2,739	$—	$9	$—
Capital Transactions:
Institutional Shares
Shares sold	$3,336,611	$9,920,107	$89,412,734	$38,811,296
Dividends reinvested	43,003	18,085	3,504,724	3,692,955
Shares redeemed	(1,233,922)	(810,549)	(49,379,619)	(44,152,524)
Total Institutional Shares	2,145,692	9,127,643	43,537,839	(1,648,273)
Class A Shares
Shares sold	15,534	90,320	1,478,309	534,299
Dividends reinvested	222	282	72,402	76,042
Shares redeemed	(28,949)	(3)	(684,629)	(694,439)
Total Class A Shares	(13,193)	90,599	866,082	(84,098)
Class B Shares
Shares sold	4,000	28,281	226,008	414,484
Dividends reinvested	—	151	56,450	71,582
Shares redeemed	(20,295)	(5,727)	(537,706)	(691,446)
Total Class B Shares	(16,295)	22,705	(255,248)	(205,380)
Net change resulting from capital transactions	$2,116,204	$9,240,947	$44,148,673	$(1,937,751)
Share Transactions:
Institutional Shares
Shares sold	504,999	1,025,707	4,181,224	1,843,080
Dividends reinvested	5,570	2,774	163,626	175,804
Shares redeemed	(185,169)	(96,817)	(2,301,987)	(2,106,994)
Total Institutional Shares	325,400	931,664	2,042,863	(88,110)
Class A Shares
Shares sold	2,435	10,069	68,538	25,299
Dividends reinvested	29	43	3,380	3,619
Shares redeemed	(4,616)	— (2)	(32,084)	(32,979)
Total Class A Shares	(2,152)	10,112	39,834	(4,061)
Class B Shares
Shares sold	613	4,310	10,605	19,590
Dividends reinvested	—	23	2,642	3,412
Shares redeemed	(3,371)	(861)	(25,092)	(33,298)
Total Class B Shares	(2,758)	3,472	(11,845)	(10,296)
Net change resulting from share transactions	320,490	945,248	2,070,852	(102,467)

(1)	Reflects operations for the period from May 1, 2008 (date of commencement of operations) to December 31, 2008.
(2)	Rounds to less than 1.

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Intermediate Government Income Fund		Huntington Mortgage Securities Fund		Huntington Ohio Tax-Free Fund		Huntington Short/Intermediate Fixed Income Fund
Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2008

$3,707,576	$4,433,019	$3,271,577	$3,310,491	$1,165,906	$978,703	$3,172,259	$2,873,272

389,587	207,055	(409,852)	(227,541)	(53,124)	19,714	(270,239)	(856,744)

(1,883,421)	4,201,985	2,248,532	(1,025,525)	772,362	(310,542)	5,592,730	(1,700,934)
2,213,742	8,842,059	5,110,257	2,057,425	1,885,144	687,875	8,494,750	315,594

(3,670,980)	(4,377,408)	(3,397,493)	(3,157,619)	(1,106,033)	(920,706)	(3,155,522)	(2,854,228)
(50,025)	(55,208)	(92,194)	(109,180)	(38,681)	(36,414)	(15,818)	(19,076)
(19,137)	(16,309)	(14,901)	(18,586)	(21,221)	(21,553)	—	—

—	—	—	(68,557)	—	(49,452)	—	—
—	—	—	(2,479)	—	(2,103)	—	—
—	—	—	(536)	—	(1,485)	—	—

—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—

(3,740,142)	(4,448,925)	(3,504,588)	(3,356,957)	(1,165,935)	(1,031,713)	(3,171,340)	(2,873,304)

(1,839,872)	(4,338,337)	15,361,832	25,117	9,251,645	(1,216,380)	65,451,462	(971,626)
(3,366,272)	54,797	16,967,501	(1,274,415)	9,970,854	(1,560,218)	70,774,872	(3,529,336)

117,214,186	117,159,389	86,315,739	87,590,154	35,371,961	36,932,179	79,685,094	83,214,430
$113,847,914	$117,214,186	$103,283,240	$86,315,739	$45,342,815	$35,371,961	$150,459,966	$79,685,094

$—	$(7,482)	$—	$48,794	$1	$30	$—	$(919)

$40,875,081	$22,692,360	$31,185,601	$7,006,056	$15,262,985	$4,869,078	$91,686,492	$13,715,913
1,969,792	2,189,802	1,549,345	1,638,054	152,160	69,008	1,139,715	1,230,439
(45,743,761)	(29,197,077)	(16,910,041)	(8,397,013)	(6,464,541)	(5,765,881)	(27,869,753)	(16,006,691)
(2,898,888)	(4,314,915)	15,824,905	247,097	8,950,604	(827,795)	64,956,454	(1,060,339)

1,098,395	270,276	46,545	278,703	521,043	187,506	586,130	278,970
38,813	50,514	71,958	86,949	34,700	35,720	12,897	17,369
(340,073)	(524,447)	(547,762)	(489,168)	(258,433)	(501,218)	(104,019)	(207,626)
797,135	(203,657)	(429,259)	(123,516)	297,310	(277,992)	495,008	88,713

397,766	304,033	30,813	65,912	57,800	187,327	—	—
17,795	16,260	14,819	18,856	16,324	19,054	—	—
(153,680)	(140,058)	(79,446)	(183,232)	(70,393)	(316,974)	—	—
261,881	180,235	(33,814)	(98,464)	3,731	(110,593)	—	—
$(1,839,872)	$(4,338,337)	$15,361,832	$25,117	$9,251,645	$(1,216,380)	$65,451,462	$(971,626)

3,786,327	2,155,907	3,555,321	786,150	718,635	234,475	4,733,505	713,615
182,544	207,644	176,713	184,622	7,165	3,343	58,664	64,124
(4,233,209)	(2,770,340)	(1,912,972)	(944,886)	(305,521)	(277,876)	(1,434,251)	(835,559)
(264,338)	(406,789)	1,819,062	25,886	420,279	(40,058)	3,357,918	(57,820)

102,041	25,507	5,229	31,036	24,501	9,291	29,726	14,309
3,596	4,791	8,168	9,747	1,635	1,730	663	906
(31,522)	(49,687)	(61,957)	(54,532)	(12,340)	(23,953)	(5,401)	(10,727)
74,115	(19,389)	(48,560)	(13,749)	13,796	(12,932)	24,988	4,488

37,049	28,799	3,495	7,338	2,750	8,964	—	—
1,648	1,542	1,687	2,120	769	923	—	—
(14,215)	(13,394)	(9,048)	(20,507)	(3,335)	(15,355)	—	—
24,482	16,947	(3,866)	(11,049)	184	(5,468)	—	—
(165,741)	(409,231)	1,766,636	1,088	434,259	(58,458)	3,382,906	(53,332)

Annual Shareholder Report

Statements of Changes in Net Assets (Continued)

	Huntington Balanced Allocation Fund	Huntington Conservative Allocation Fund	Huntington Growth Allocation Fund
	Period Ended December 31, 2009(1)	Period Ended December 31, 2009(1)	Period Ended December 31, 2009(1)
Increase (Decrease) in Net Assets:
Operations—
Net investment income	$61,310	$83,157	$48,181
Net realized gain on investments	77,393	32,732	98,894
Net change in unrealized appreciation of investments	606,106	277,384	760,474
Change in net assets resulting from operations	744,809	393,273	907,549
Distributions to Shareholders—
From net investment income	(69,748)	(91,089)	(56,570)
From net realized gains	(4,820)	(5,813)	(4,110)
Change in net assets resulting from distributions to shareholders	(74,568)	(96,902)	(60,680)
Change in net assets resulting from capital transactions	12,666,119	10,952,023	12,075,669
Change in net assets	13,336,360	11,248,394	12,922,538
Net Assets:
Beginning of period	—	—	—
End of period	$13,336,360	$11,248,394	$12,922,538

Accumulated net investment income included in net assets at end of period	$89	$161	$34
Capital Transactions:
Class A Shares
Shares sold	$12,728,615	$11,051,834	$12,018,440
Dividends reinvested	73,732	96,761	59,697
Shares redeemed	(136,228)	(196,572)	(2,468)
Net change resulting from capital transactions	$12,666,119	$10,952,023	$12,075,669
Share Transactions:
Class A Shares
Issued	1,247,514	1,099,719	1,183,911
Reinvested	6,888	9,406	5,494
Redeemed	(12,752)	(18,964)	(237)
Net change resulting from share transactions	1,241,650	1,090,161	1,189,168

(1)	Reflects operations for the period from July 31, 2009 (date of commencement of operations) to December 31, 2009.

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

[THIS PAGE INTENTIONALLY LEFT BLANK]

Financial Highlights

Money Market Funds

(For a share outstanding throughout each period)

	Net Asset Value, beginning of period	Net investment income		Net realized and unrealized gain (loss) on investments		Total from investment operations		Distributions from net investment income	Distributions from net realized gain on investment transactions		Total distributions
HUNTINGTON TAX-FREE MONEY MARKET FUND
Institutional Shares
2005	$1.00	0.01		—		0.01		(0.01)	—		(0.01)
2006	$1.00	0.02		—	(1)	0.02		(0.02)	—		(0.02)
2007	$1.00	0.03		—	(1)	0.03		(0.03)	—		(0.03)
2008	$1.00	0.02		—	(1)	0.02		(0.02)	—		(0.02)
2009	$1.00	—	(1)	—	(1)	—	(1)	— (1)	—		— (1)
Class A Shares
2005	$1.00	0.01		—		0.01		(0.01)	—		(0.01)
2006	$1.00	0.02		—	(1)	0.02		(0.02)	—		(0.02)
2007	$1.00	0.02		—	(1)	0.02		(0.02)	—		(0.02)
2008	$1.00	0.02		—	(1)	0.02		(0.02)	—		(0.02)
2009	$1.00	—	(1)	—	(1)	—	(1)	— (1)	—	(1)	— (1)
HUNTINGTON MONEY MARKET FUND
Institutional Shares
2005	$1.00	0.02		—		0.02		(0.02)	—		(0.02)
2006	$1.00	0.04		—	(1)	0.04		(0.04)	—		(0.04)
2007	$1.00	0.04		—	(1)	0.04		(0.04)	—		(0.04)
2008	$1.00	0.02		—	(1)	0.02		(0.02)	—		(0.02)
2009	$1.00	—	(1)	—	(1)	—	(1)	— (1)	—		—
Class A Shares
2005	$1.00	0.02		—		0.02		(0.02)	—		(0.02)
2006	$1.00	0.04		—	(1)	0.04		(0.04)	—		(0.04)
2007	$1.00	0.05		—	(1)	0.04		(0.04)	—		(0.04)
2008	$1.00	0.01		—	(1)	0.01		(0.01)	—		(0.01)
2009	$1.00	—	(1)	—	(1)	—	(1)	— (1)	—		— (1)
Class B Shares
2005	$1.00	0.02		—		0.02		(0.02)	—		(0.02)
2006	$1.00	0.03		—	(1)	0.03		(0.03)	—		(0.03)
2007	$1.00	0.04		—	(1)	0.04		(0.04)	—		(0.04)
2008	$1.00	0.01		—	(1)	0.01		(0.01)	—		(0.01)
2009	$1.00	—	(1)	—	(1)	—	(1)	— (1)	—		— (1)
Interfund Shares
2005	$1.00	0.03		—		0.03		(0.03)	—		(0.03)
2006	$1.00	0.04		—	(1)	0.04		(0.04)	—		(0.04)
2007	$1.00	0.05		—	(1)	0.05		(0.05)	—		(0.05)
2008	$1.00	0.02		—	(1)	0.02		(0.02)	—		(0.02)
2009	$1.00	—	(1)	—	(1)	—	(1)	— (1)	—		— (1)
(1)	Amount is less than $0.005.

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Net Asset Value, end of period	Total return	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets	Net Assets, at end of period (000 omitted)

$1.00	1.46%	0.92%	1.44%	0.96%	$22,388
$1.00	2.48%	0.93%	2.46%	0.93%	$25,361
$1.00	2.76%	0.88%	2.69%	0.88%	$48,585
$1.00	1.86%	0.88%	1.75%	0.88%	$144,861
$1.00	0.10%	0.78%	0.12%	0.89%	$76,805

$1.00	1.21%	1.17%	1.17%	1.21%	$11,916
$1.00	2.23%	1.18%	2.22%	1.18%	$14,205
$1.00	2.51%	1.15%	2.48%	1.15%	$6,086
$1.00	1.61%	1.13%	1.48%	1.13%	$38,466
$1.00	0.03%	0.87%	0.03%	1.15%	$21,709

$1.00	2.39%	0.81%	2.39%	0.82%	$537,134
$1.00	4.20%	0.82%	4.12%	0.82%	$500,167
$1.00	4.37%	0.79%	4.27%	0.79%	$632,776
$1.00	1.59%	0.80%	1.53%	0.80%	$779,158
$1.00	0.01%	0.45%	0.02%	0.87%	$260,720

$1.00	2.13%	1.06%	2.11%	1.07%	$219,767
$1.00	3.94%	1.07%	3.92%	1.07%	$406,510
$1.00	4.11%	1.04%	4.02%	1.04%	$528,326
$1.00	1.34%	1.04%	1.48%	1.04%	$299,329
$1.00	0.01%	0.42%	0.01%	1.12%	$135,260

$1.00	2.38%	0.81%	2.39%	1.56%	$58
$1.00	3.43%	1.57%	3.43%	1.57%	$133
$1.00	3.60%	1.53%	3.49%	1.53%	$127
$1.00	0.88%	1.44%	0.76%	1.56%	$432
$1.00	0.01%	0.41%	0.01%	1.63%	$249

$1.00	2.64%	0.56%	2.64%	0.57%	$35,266
$1.00	4.46%	0.57%	4.36%	0.57%	$40,803
$1.00	4.63%	0.54%	4.51%	0.54%	$60,548
$1.00	1.85%	0.55%	1.91%	0.55%	$36,102
$1.00	0.03%	0.37%	0.03%	0.63%	$62,376

Annual Shareholder Report

Financial Highlights (Continued)

Money Market Funds (Continued)

(For a share outstanding throughout each period)

	Net Asset Value, beginning of period	Net investment income		Net realized and unrealized gain on investments		Total from investment operations		Distributions from net investment income	Distributions from net realized gain on investment transactions		Total distributions
HUNTINGTON OHIO MUNICIPAL MONEY MARKET FUND
Institutional Shares
2005	$1.00	0.02		—		0.02		(0.02)	—		(0.02)
2006	$1.00	0.03		—	(1)	0.03		(0.03)	—		(0.03)
2007	$1.00	0.03		—	(1)	0.03		(0.03)	—		(0.03)
2008	$1.00	0.02		—	(1)	0.02		(0.02)	—		(0.02)
2009	$1.00	—	(1)	—	(1)	—	(1)	— (1)	—		— (1)
Class A Shares
2005	$1.00	0.01		—		0.01		(0.01)	—		(0.01)
2006	$1.00	0.02		—	(1)	0.02		(0.02)	—		(0.02)
2007	$1.00	0.03		—	(1)	0.03		(0.03)	—		(0.03)
2008	$1.00	0.02		—	(1)	0.02		(0.02)	—		(0.02)
2009	$1.00	—	(1)	—	(1)	—	(1)	— (1)	—		— (1)
HUNTINGTON U.S. TREASURY MONEY MARKET FUND
Institutional Shares
2005	$1.00	0.02		—		0.02		(0.02)	—		(0.02)
2006	$1.00	0.04		—	(1)	0.04		(0.04)	—		(0.04)
2007	$1.00	0.04		—	(1)	0.04		(0.04)	—	(1)	(0.04)
2008	$1.00	0.01		—	(1)	0.01		(0.01)	—		(0.01)
2009	$1.00	—	(1)	—	(1)	—	(1)	— (1)	—		— (1)
Class A Shares
2005	$1.00	0.02		—		0.02		(0.02)	—		(0.02)
2006	$1.00	0.04		—	(1)	0.04		(0.04)	—		(0.04)
2007	$1.00	0.04		—	(1)	0.04		(0.04)	—	(1)	(0.04)
2008	$1.00	0.01		—	(1)	0.01		(0.01)	—		(0.01)
2009	$1.00	—	(1)	—	(1)	—	(1)	— (1)	—		— (1)
(1)	Amount is less than $0.005.

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Net Asset Value, end of period	Total return	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets	Net Assets, at end of period (000 omitted)

$1.00	1.60%	0.83%	1.60%	0.85%	$84,799
$1.00	2.60%	0.85%	2.58%	0.85%	$95,205
$1.00	2.83%	0.82%	2.78%	0.82%	$199,613
$1.00	1.81%	0.83%	1.73%	0.83%	$312,467
$1.00	0.12%	0.78%	0.14%	0.89%	$142,956

$1.00	1.35%	1.08%	1.33%	1.10%	$96,600
$1.00	2.35%	1.10%	2.33%	1.10%	$108,666
$1.00	2.57%	1.07%	2.54%	1.07%	$122,147
$1.00	1.56%	1.08%	1.54%	1.08%	$106,617
$1.00	0.02%	0.82%	0.02%	1.14%	$112,048

$1.00	2.31%	0.74%	2.32%	0.74%	$499,718
$1.00	4.12%	0.74%	4.06%	0.74%	$536,387
$1.00	4.01%	0.72%	3.89%	0.72%	$757,331
$1.00	0.93%	0.69%	0.93%	0.76%	$583,050
$1.00	0.01%	0.20%	0.01%	0.79%	$261,263

$1.00	2.05%	0.99%	2.09%	0.99%	$85,671
$1.00	3.86%	0.99%	3.80%	0.99%	$68,073
$1.00	3.75%	0.97%	3.61%	0.97%	$103,041
$1.00	0.74%	0.83%	0.67%	0.98%	$126,485
$1.00	0.01%	0.20%	0.01%	1.03%	$54,935

Annual Shareholder Report

Financial Highlights (Continued)

Equity Funds

(For a share outstanding throughout each period)

	Net Asset Value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss) on investments	Total from investment operations	Distributions from net investment income	Distributions from net realized gain on investment transactions	Distributions from return of capital	Total distributions
HUNTINGTON DIVIDEND CAPTURE FUND
Institutional Shares
2005	$11.59	0.46	(0.11)	0.35	(0.47)	(0.61)	—	(1.08)
2006	$10.86	0.39	1.32	1.71	(0.39)	(0.54)	—	(0.93)
2007	$11.64	0.38	(1.15)	(0.77)	(0.39)	(0.59)	—	(0.98)
2008	$9.89	0.40	(3.18)	(2.78)	(0.39)	(0.12)	(0.03)	(0.54)
2009	$6.57	0.29	1.31	1.60	(0.29)	—	(0.02)	(0.31)
Class A Shares
2005	$11.59	0.42	(0.10)	0.32	(0.44)	(0.61)	—	(1.05)
2006	$10.86	0.36	1.32	1.68	(0.36)	(0.54)	—	(0.90)
2007	$11.63	0.35	(1.14)	(0.79)	(0.36)	(0.59)	—	(0.95)
2008	$9.89	0.38	(3.18)	(2.80)	(0.37)	(0.12)	(0.03)	(0.52)
2009	$6.57	0.27	1.31	1.58	(0.27)	—	(0.02)	(0.29)
Class B Shares
2005	$11.57	0.37	(0.12)	0.25	(0.38)	(0.61)	—	(0.99)
2006	$10.83	0.30	1.32	1.62	(0.30)	(0.54)	—	(0.84)
2007	$11.61	0.30	(1.15)	(0.85)	(0.31)	(0.59)	—	(0.90)
2008	$9.89	0.33	(3.19)	(2.86)	(0.34)	(0.12)	(0.03)	(0.49)
2009	$6.54	0.24	1.30	1.54	(0.24)	—	(0.02)	(0.26)
HUNTINGTON GROWTH FUND
Institutional Shares
2005	$41.13	0.04	0.64	0.68	(0.03)	(2.26)	—	(2.29)
2006	$39.52	0.09	3.10	3.19	(0.08)	(5.39)	—	(5.47)
2007	$37.24	0.12	5.57	5.69	(0.11)	(7.81)	—	(7.92)
2008	$35.01	0.05	(12.12)	(12.07)	(0.04)	(3.19)	—	(3.23)
2009	$19.71	0.01	3.45	3.46	— (4)	—	—	— (4)
Class A Shares
2005	$40.70	(0.07)	0.64	0.57	—	(2.26)	—	(2.26)
2006	$39.01	(0.01)	3.05	3.04	—	(5.39)	—	(5.39)
2007	$36.66	0.03	5.47	5.50	(0.04)	(7.81)	—	(7.85)
2008	$34.31	(0.03)	(11.83)	(11.86)	— (4)	(3.19)	—	(3.19)
2009	$19.26	(0.04)	3.37	3.33	—	—	—	—
Class B Shares
2005	$39.66	(0.26)	0.62	0.36	—	(2.26)	—	(2.26)
2006	$37.76	(0.19)	2.94	2.75	—	(5.39)	—	(5.39)
2007	$35.12	(0.13)	5.18	5.05	—	(7.81)	—	(7.81)
2008	$32.36	(0.16)	(11.05)	(11.21)	— (4)	(3.19)	—	(3.19)
2009	$17.96	(0.15)	3.15	3.00	—	—	—	—
(1)	Based on net asset value, which does not reflect a sales charge or contingent deferred sales charge, if applicable.
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(3)	Portfolio turnover rate increased significantly during the period. This increase was attributable to changes in equity management staff, cash flows into and out of the Fund, as well as tactical portfolio adjustments made. The basic characteristics of the Fund’s investment strategy in terms of market capitalization, style and diversification have not changed (unaudited).
(4)	Amount is less than $0.005.

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Net Asset Value, end of period	Total return(1)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets	Net Assets, at end of period (000 omitted)	Portfolio turnover rate(2)

$10.86	3.10%	1.31%	4.07%	1.32%	$92,819	131%
$11.64	16.03%	1.31%	3.44%	1.31%	$112,404	98%
$ 9.89	(6.91)%	1.30%	3.35%	1.30%	$93,862	87%
$ 6.57	(29.26)%	1.31%	4.56%	1.31%	$60,162	66%
$ 7.86	25.24%	1.41%	4.37%	1.41%	$74,593	99%

$10.86	2.85%	1.56%	3.82%	1.58%	$10,177	131%
$11.63	15.74%	1.56%	3.18%	1.56%	$11,502	98%
$ 9.89	(7.14)%	1.55%	3.11%	1.55%	$10,366	87%
$ 6.57	(29.41)%	1.56%	4.18%	1.56%	$5,094	66%
$ 7.86	24.93%	1.66%	4.10%	1.66%	$5,473	99%

$10.83	2.25%	2.06%	3.31%	2.08%	$17,728	131%
$11.61	15.21%	2.06%	2.66%	2.06%	$18,753	98%
$ 9.89	(7.62)%	2.05%	2.58%	2.05%	$14,950	87%
$ 6.54	(29.80)%	2.06%	3.72%	2.06%	$8,022	66%
$ 7.82	24.27%	2.16%	3.60%	2.16%	$7,491	99%

$39.52	1.51%	1.14%	0.09%	1.15%	$235,916	20%
$37.24	8.36%	1.15%	0.22%	1.15%	$223,155	31%
$35.01	15.93%	1.13%	0.32%	1.13%	$227,972	86	%(3)
$19.71	(37.76)%	1.15%	0.15%	1.15%	$129,745	83%
$23.17	17.58%	1.20%	0.03%	1.20%	$140,206	120%

$39.01	1.26%	1.39%	(0.17)%	1.40%	$10,598	20%
$36.66	8.11%	1.40%	(0.03)%	1.40%	$9,209	31%
$34.31	15.62%	1.38%	0.07%	1.38%	$9,680	86	%(3)
$19.26	(37.92)%	1.40%	(0.11)%	1.40%	$5,436	83%
$22.59	17.29%	1.45%	(0.22)%	1.45%	$6,096	120%

$37.76	0.76%	1.89%	(0.66)%	1.90%	$6,073	20%
$35.12	7.56%	1.90%	(0.53)%	1.90%	$5,626	31%
$32.36	15.06%	1.88%	(0.43)%	1.88%	$5,692	86	%(3)
$17.96	(38.21)%	1.90%	(0.60)%	1.90%	$2,978	83%
$20.96	16.70%	1.95%	(0.72)%	1.95%	$2,837	120%

Annual Shareholder Report

Financial Highlights (Continued)

Equity Funds (Continued)

(For a share outstanding throughout each period)

	Net Asset Value, beginning of period	Net investment income (loss)		Net realized and unrealized gain (loss) on investments	Total from investment operations	Distributions from net investment income	Distributions from net realized gain on investment transactions	Distributions from return of capital	Total distributions
HUNTINGTON INCOME EQUITY FUND
Institutional Shares
2005	$33.28	0.65		0.36	1.01	(0.65)	(2.38)	—	(3.03)
2006	$31.26	0.57		2.94	3.51	(0.57)	(3.09)	—	(3.66)
2007	$31.11	0.55		— (3)	0.55	(0.54)	(4.66)	—	(5.20)
2008	$26.46	0.55		(10.54)	(9.99)	(0.54)	(0.11)	(0.03)	(0.68)
2009	$15.79	0.47		2.87	3.34	(0.47)	—	(0.01)	(0.48)
Class A Shares
2005	$33.29	0.56		0.37	0.93	(0.57)	(2.38)	—	(2.95)
2006	$31.27	0.49		2.93	3.42	(0.49)	(3.09)	—	(3.58)
2007	$31.11	0.46		0.01	0.47	(0.46)	(4.66)	—	(5.12)
2008	$26.46	0.51		(10.54)	(10.03)	(0.49)	(0.11)	(0.03)	(0.63)
2009	$15.80	0.44		2.86	3.30	(0.43)	—	(0.01)	(0.44)
Class B Shares
2005	$33.18	0.40		0.36	0.76	(0.41)	(2.38)	—	(2.79)
2006	$31.15	0.33		2.93	3.26	(0.34)	(3.09)	—	(3.43)
2007	$30.98	0.31		(0.01)	0.30	(0.33)	(4.66)	—	(4.99)
2008	$26.29	0.40		(10.48)	(10.08)	(0.38)	(0.11)	(0.03)	(0.52)
2009	$15.69	0.37		2.83	3.20	(0.36)	—	(0.01)	(0.37)
HUNTINGTON INTERNATIONAL EQUITY FUND
Institutional Shares
2005	$10.67	0.06		1.49	1.55	(0.08)	(0.35)	—	(0.43)
2006	$11.79	0.09		3.10	3.19	(0.08)	(0.97)	—	(1.05)
2007	$13.93	0.13		2.20	2.33	(0.15)	(1.10)	—	(1.25)
2008	$15.01	0.17		(6.36)	(6.19)	(0.13)	(0.47)	—	(0.60)
2009	$8.22	0.17		2.52	2.69	(0.10)	(0.02)	—	(0.12)
Class A Shares
2005	$10.64	0.03		1.49	1.52	(0.07)	(0.35)	—	(0.42)
2006	$11.74	0.03		3.10	3.13	(0.06)	(0.97)	—	(1.03)
2007	$13.84	0.08		2.19	2.27	(0.11)	(1.10)	—	(1.21)
2008	$14.90	0.13		(6.29)	(6.16)	(0.11)	(0.47)	—	(0.58)
2009	$8.16	0.13		2.51	2.64	(0.06)	(0.02)	—	(0.08)
Class B Shares
2005	$10.47	—	(3)	1.44	1.44	(0.01)	(0.35)	—	(0.36)
2006	$11.55	(0.01)		3.01	3.00	(0.01)	(0.97)	—	(0.98)
2007	$13.57	0.03		2.13	2.16	(0.05)	(1.10)	—	(1.15)
2008	$14.58	0.07		(6.15)	(6.08)	(0.03)	(0.47)	—	(0.50)
2009	$8.00	0.08		2.46	2.54	(0.01)	(0.02)	—	(0.03)
(1)	Based on net asset value, which does not reflect a sales charge or contingent deferred sales charge, if applicable.
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(3)	Amount is less than $0.005.

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Net Asset Value, end of period	Total return(1)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets	Net Assets, at end of period (000 omitted)	Portfolio turnover rate(2)

$31.26	3.04%	1.15%	1.98%	1.15%	$193,906	33%
$31.11	11.36%	1.15%	1.79%	1.15%	$185,816	43%
$26.46	1.90%	1.14%	1.72%	1.14%	$158,501	90%
$15.79	(38.35)%	1.16%	2.60%	1.16%	$89,815	88%
$18.65	21.92%	1.22%	3.05%	1.22%	$104,433	90%

$31.27	2.80%	1.40%	1.72%	1.40%	$6,197	33%
$31.11	11.05%	1.40%	1.53%	1.40%	$6,139	43%
$26.46	1.65%	1.39%	1.48%	1.39%	$6,330	90%
$15.80	(38.47)%	1.41%	2.34%	1.41%	$3,214	88%
$18.66	21.60%	1.47%	2.83%	1.47%	$3,271	90%

$31.15	2.28%	1.90%	1.22%	1.90%	$8,447	33%
$30.98	10.52%	1.90%	1.04%	1.90%	$8,176	43%
$26.29	1.11%	1.89%	0.97%	1.89%	$7,146	90%
$15.69	(38.81)%	1.91%	1.84%	1.91%	$3,139	88%
$18.52	20.98%	1.97%	2.35%	1.97%	$2,925	90%

$11.79	14.48%	1.58%	0.69%	1.58%	$190,087	21%
$13.93	27.04%	1.57%	0.73%	1.57%	$266,509	26%
$15.01	17.06%	1.54%	0.92%	1.54%	$324,158	25%
$ 8.22	(41.73)%	1.57%	1.37%	1.57%	$191,163	21%
$10.79	32.84%	1.59%	1.68%	1.59%	$322,427	26%

$11.74	14.22%	1.81%	0.39%	1.81%	$2,463	21%
$13.84	26.79%	1.83%	0.40%	1.83%	$6,509	26%
$14.90	16.76%	1.79%	0.71%	1.79%	$11,151	25%
$ 8.16	(41.88)%	1.82%	1.13%	1.82%	$6,929	21%
$10.72	32.45%	1.84%	1.28%	1.84%	$7,547	26%

$11.55	13.73%	2.33%	(0.04)%	2.33%	$1,201	21%
$13.57	26.09%	2.33%	(0.06)%	2.33%	$2,370	26%
$14.58	16.24%	2.29%	0.20%	2.29%	$3,572	25%
$ 8.00	(42.19)%	2.32%	0.60%	2.32%	$1,843	21%
$10.51	31.84%	2.34%	0.88%	2.34%	$2,318	26%

Annual Shareholder Report

Financial Highlights (Continued)

Equity Funds (Continued)

(For a share outstanding throughout each period)

	Net Asset Value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss) on investments	Total from investment operations	Distributions from net investment income	Distributions from net realized gain on investment transactions	Total distributions
HUNTINGTON MACRO 100 FUND
Institutional Shares
2005	$11.20	(0.03)	0.57	0.54	—	(0.43)	(0.43)
2006	$11.31	— (3)	0.77	0.77	—	(0.24)	(0.24)
2007	$11.84	— (3)	(0.33)	(0.33)	—	(1.46)	(1.46)
2008	$10.05	0.09	(3.54)	(3.45)	(0.09)	—	(0.09)
2009	$6.51	0.02	1.88	1.90	(0.02)	—	(0.02)
Class A Shares
2005	$11.18	(0.04)	0.55	0.51	—	(0.43)	(0.43)
2006	$11.26	(0.02)	0.76	0.74	—	(0.24)	(0.24)
2007	$11.76	(0.03)	(0.33)	(0.36)	—	(1.46)	(1.46)
2008	$9.94	0.07	(3.49)	(3.42)	(0.07)	—	(0.07)
2009	$6.45	— (3)	1.85	1.85	—	—	—
Class B Shares
2005	$11.17	(0.09)	0.55	0.46	—	(0.43)	(0.43)
2006	$11.20	(0.08)	0.75	0.67	—	(0.24)	(0.24)
2007	$11.63	(0.08)	(0.33)	(0.41)	—	(1.46)	(1.46)
2008	$9.76	0.01	(3.40)	(3.39)	(0.03)	—	(0.03)
2009	$6.34	(0.03)	1.81	1.78	—	—	—
HUNTINGTON MID CORP AMERICA FUND
Institutional Shares
2005	$13.90	0.02	1.56	1.58	(0.01)	—	(0.01)
2006	$15.47	0.02	1.24	1.26	(0.01)	(0.29)	(0.30)
2007	$16.43	(0.01)	1.26	1.25	— (3)	(1.37)	(1.37)
2008	$16.31	0.02	(5.98)	(5.96)	(0.01)	(0.41)	(0.42)
2009	$9.93	0.04	3.20	3.24	(0.04)	—	(0.04)
Class A Shares
2005	$13.75	(0.02)	1.54	1.52	—	—	—
2006	$15.27	(0.03)	1.23	1.20	—	(0.29)	(0.29)
2007	$16.18	(0.05)	1.24	1.19	—	(1.37)	(1.37)
2008	$16.00	(0.02)	(5.84)	(5.86)	—	(0.41)	(0.41)
2009	$9.73	0.01	3.12	3.13	(0.01)	—	(0.01)
Class B Shares
2005	$13.51	(0.09)	1.51	1.42	—	—	—
2006	$14.93	(0.10)	1.19	1.09	—	(0.29)	(0.29)
2007	$15.73	(0.13)	1.20	1.07	—	(1.37)	(1.37)
2008	$15.43	(0.10)	(5.60)	(5.70)	—	(0.41)	(0.41)
2009	$9.32	(0.05)	2.99	2.94	—	—	—
(1)	Based on net asset value, which does not reflect a sales charge or contingent deferred sales charge, if applicable.
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(3)	Amount is less than $0.005.
(4)	The major cause of increase to portfolio turnover was changes made to the portfolio by the management team based upon changing macroeconomic fundamentals (unaudited).

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Net Asset Value, end of period	Total return(1)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets	Net Assets, at end of period (000 omitted)	Portfolio turnover rate(2)

$11.31	4.72%	1.51%	(0.27)%	1.51%	$25,145	87%
$11.84	6.79%	1.43%	0.04%	1.43%	$42,758	222	%(4)
$10.05	(3.12)%	1.36%	0.02%	1.36%	$32,284	153%
$6.51	(34.32)%	1.56%	0.88%	1.56%	$13,521	318	%(4)
$8.39	29.15%	1.55%	0.28%	1.55%	$28,278	10%

$11.26	4.46%	1.76%	(0.52)%	1.76%	$2,152	87%
$11.76	6.55%	1.68%	(0.23)%	1.68%	$3,189	222	%(4)
$9.94	(3.40)%	1.61%	(0.23)%	1.61%	$2,621	153%
$6.45	(34.45)%	1.82%	0.66%	1.82%	$1,001	318	%(4)
$8.30	28.68%	1.80%	0.06%	1.80%	$853	10%

$11.20	4.02%	2.26%	(1.02)%	2.26%	$1,523	87%
$11.63	6.05%	2.18%	(0.73)%	2.18%	$2,076	222	%(4)
$9.76	(3.98)%	2.11%	(0.73)%	2.11%	$1,881	153%
$6.34	(34.77)%	2.32%	0.12%	2.32%	$967	318	%(4)
$8.12	28.08%	2.30%	(0.42)%	2.30%	$995	10%

$15.47	11.36%	1.31%	0.11%	1.32%	$147,477	7%
$16.43	8.09%	1.31%	0.07%	1.31%	$150,902	6%
$16.31	7.79%	1.30%	(0.04)%	1.30%	$149,245	11%
$9.93	(37.51)%	1.31%	0.10%	1.31%	$87,843	18%
$13.13	32.59%	1.36%	0.30%	1.36%	$131,638	12%

$15.27	11.05%	1.56%	(0.14)%	1.57%	$4,646	7%
$16.18	7.84%	1.56%	(0.17)%	1.56%	$4,986	6%
$16.00	7.53%	1.55%	(0.29)%	1.55%	$5,240	11%
$9.73	(37.62)%	1.56%	(0.16)%	1.56%	$2,875	18%
$12.85	32.19%	1.61%	0.04%	1.61%	$3,608	12%

$14.93	10.51%	2.06%	(0.64)%	2.07%	$8,252	7%
$15.73	7.28%	2.06%	(0.68)%	2.06%	$8,386	6%
$15.43	6.98%	2.05%	(0.80)%	2.05%	$7,973	11%
$9.32	(37.98)%	2.06%	(0.67)%	2.06%	$3,976	18%
$12.26	31.55%	2.11%	(0.46)%	2.11%	$3,845	12%

Annual Shareholder Report

Financial Highlights (Continued)

Equity Funds (Continued)

(For a share outstanding throughout each period)

	Net Asset Value, beginning of period	Net investment income (loss)		Net realized and unrealized gain (loss) on investments	Total from investment operations	Distributions from net investment income	Distributions from net realized gain on investment transactions	Distributions from return of capital	Total distributions
HUNTINGTON NEW ECONOMY FUND
Institutional Shares
2005	$14.34	(0.06)		1.82	1.76	—	(0.18)	—	(0.18)
2006	$15.92	(0.06)		1.50	1.44	—	(1.32)	—	(1.32)
2007	$16.04	0.02		1.84	1.86	(0.01)	(3.16)	—	(3.17)
2008	$14.73	(0.04	)(4)	(7.97)	(8.01)	—	—	(0.01)	(0.01)
2009	$6.71	(0.03)		2.66	2.63	—	—	—	—
Class A Shares
2005	$14.23	(0.05)		1.74	1.69	—	(0.18)	—	(0.18)
2006	$15.74	(0.09)		1.49	1.40	—	(1.32)	—	(1.32)
2007	$15.81	(0.01)		1.81	1.80	—	(3.16)	—	(3.16)
2008	$14.45	(0.07	)(4)	(7.81)	(7.88)	—	—	(0.01)	(0.01)
2009	$6.56	(0.05)		2.60	2.55	—	—	—	—
Class B Shares
2005	$13.94	(0.15)		1.74	1.59	—	(0.18)	—	(0.18)
2006	$15.35	(0.16)		1.43	1.27	—	(1.32)	—	(1.32)
2007	$15.30	(0.08)		1.73	1.65	—	(3.16)	—	(3.16)
2008	$13.79	(0.12	)(4)	(7.43)	(7.55)	—	—	(0.01)	(0.01)
2009	$6.23	(0.10)		2.48	2.38	—	—	—	—
HUNTINGTON REAL STRATEGIES FUND
Institutional Shares
2007(5)	$10.00	0.11		0.92	1.03	(0.11)	(0.13)	—	(0.24)
2008	$10.79	0.05	(4)	(5.86)	(5.81)	(0.05)	—	(0.03)	(0.08)
2009	$4.90	0.04		1.54	1.58	(0.06)	—	—	(0.06)
Class A Shares
2007(5)	$10.00	0.09		0.92	1.01	(0.10)	(0.13)	—	(0.23)
2008	$10.78	0.03	(4)	(5.85)	(5.82)	(0.02)	—	(0.02)	(0.04)
2009	$4.92	0.03		1.54	1.57	(0.06)	—	—	(0.06)
Class B Shares
2007(5)	$10.00	0.07		0.90	0.97	(0.09)	(0.13)	—	(0.22)
2008	$10.75	(0.01	)(4)	(5.82)	(5.83)	(0.01)	—	— (9)	(0.01)
2009	$4.91	0.01		1.52	1.53	(0.03)	—	—	(0.03)
(1)	Based on net asset value, which does not reflect a sales charge or contingent deferred sales charge, if applicable.
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(3)	Portfolio turnover rate increased significantly during the period. This increase was attributable to changes in equity management staff, cash flows into and out of the Fund, as well as tactical portfolio adjustments made. The basic characteristics of the Fund’s investment strategy in terms of market capitalization, style and diversification have not changed (unaudited).
(4)	Per share net investment income (loss) has been calculated using the average daily shares method.
(5)	Reflects operations for the period from May 1, 2007 (date of commencement of operations) to December 31, 2007.
(6)	Not annualized.
(7)	Does not include the effect of expenses of underlying funds.
(8)	Computed on an annualized basis.
(9)	Amount less than $0.005.

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Net Asset Value, end of period	Total return(1)		Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets		Net Assets, at end of period (000 omitted)	Portfolio turnover rate(2)

$15.92	12.27%		1.46%		(0.42)%		1.46%		$79,794	61%
$16.04	9.18%		1.43%		(0.39)%		1.43%		$97,791	50%
$14.73	12.19%		1.41%		0.14%		1.41%		$106,812	119	%(3)
$ 6.71	(54.43)%		1.44%		(0.38)%		1.44%		$35,041	127%
$ 9.34	39.20%		1.55%		(0.34)%		1.55%		$45,656	114%

$15.74	11.87%		1.71%		(0.64)%		1.71%		$5,804	61%
$15.81	8.96%		1.68%		(0.64)%		1.68%		$8,607	50%
$14.45	11.99%		1.66%		(0.11)%		1.66%		$8,943	119	%(3)
$ 6.56	(54.58)%		1.69%		(0.63)%		1.69%		$3,294	127%
$ 9.11	38.87%		1.80%		(0.62)%		1.80%		$3,609	114%

$15.35	11.40%		2.21%		(1.17)%		2.21%		$3,410	61%
$15.30	8.34%		2.18%		(1.14)%		2.18%		$4,226	50%
$13.79	11.48%		2.16%		(0.61)%		2.16%		$4,516	119	%(3)
$ 6.23	(54.80)%		2.19%		(1.13)%		2.19%		$1,726	127%
$ 8.61	38.20%		2.30%		(1.12)%		2.30%		$1,794	114%

$10.79	10.41	%(6)	1.49	%(7)(8)	2.54	%(8)	1.61	%(7)(8)	$44,523	39%
$ 4.90	(53.87)%		1.38	%(7)	0.65%		1.38	%(7)	$35,110	72%
$ 6.42	32.33%		1.38	%(7)	0.82%		1.38	%(7)	$72,641	36%

$10.78	10.22	%(6)	1.70	%(7)(8)	2.30	%(8)	1.83	%(7)(8)	$706	39%
$ 4.92	(53.95)%		1.63	%(7)	0.39%		1.63	%(7)	$514	72%
$ 6.43	31.82%		1.63	%(7)	0.64%		1.63	%(7)	$1,114	36%

$10.75	9.79	%(6)	2.09	%(7)(8)	2.14	%(8)	2.25	%(7)(8)	$151	39%
$ 4.91	(54.20)%		2.13	%(7)	(0.10)%		2.13	%(7)	$135	72%
$ 6.41	31.16%		2.13	%(7)	0.12%		2.13	%(7)	$263	36%

Annual Shareholder Report

Financial Highlights (Continued)

Equity Funds (Continued)

(For a share outstanding throughout each period)

	Net Asset Value, beginning of period	Net investment income (loss)		Net realized and unrealized gain (loss) on investments	Total from investment operations	Distributions from net investment income	Distributions from net realized gain on investment transactions	Distributions from return of capital	Total distributions
HUNTINGTON ROTATING MARKETS FUND
Institutional Shares
2005	$10.48	0.06		0.93	0.99	(0.06)	—	—	(0.06)
2006	$11.41	0.12		2.10	2.22	(0.12)	(0.20)	—	(0.32)
2007	$13.31	0.14		1.00	1.14	(0.14)	(0.68)	—	(0.82)
2008	$13.63	0.10		(5.71)	(5.61)	(0.10)	(0.19)	—	(0.29)
2009	$7.73	0.10		2.50	2.60	(0.10)	—	—	(0.10)
Class A Shares
2005	$10.42	0.03		0.93	0.96	(0.03)	—	—	(0.03)
2006	$11.35	0.10		2.08	2.18	(0.10)	(0.20)	—	(0.30)
2007	$13.23	0.10		0.99	1.09	(0.10)	(0.68)	—	(0.78)
2008	$13.54	0.07		(5.66)	(5.59)	(0.07)	(0.19)	—	(0.26)
2009	$7.69	0.08		2.48	2.56	(0.07)	—	—	(0.07)
Class B Shares
2007(5)	$14.04	0.12		0.11	0.23	(0.15)	(0.68)	—	(0.83)
2008	$13.44	0.01		(5.60)	(5.59)	(0.04)	(0.19)	—	(0.23)
2009	$7.62	0.04		2.47	2.51	(0.09)	—	—	(0.09)
HUNTINGTON SITUS FUND
Institutional Shares
2005	$17.09	(0.07)		2.83	2.76	—	(0.61)	—	(0.61)
2006	$19.24	(0.07)		2.12	2.05	—	(1.15)	—	(1.15)
2007	$20.14	0.02		1.94	1.96	—	(2.10)	—	(2.10)
2008	$20.00	0.01		(7.83)	(7.82)	—	(0.47)	—	(0.47)
2009	$11.71	0.03		4.27	4.30	(0.01)	(0.03)	(0.02)	(0.06)
Class A Shares
2005	$17.00	(0.07)		2.76	2.69	—	(0.61)	—	(0.61)
2006	$19.08	(0.09)		2.08	1.99	—	(1.15)	—	(1.15)
2007	$19.92	(0.03)		1.91	1.88	—	(2.10)	—	(2.10)
2008	$19.70	(0.03)		(7.71)	(7.74)	—	(0.47)	—	(0.47)
2009	$11.49	(0.01)		4.19	4.18	— (8)	(0.03)	— (8)	(0.03)
Class B Shares
2005	$16.80	(0.18)		2.74	2.56	—	(0.61)	—	(0.61)
2006	$18.75	(0.19)		2.04	1.85	—	(1.15)	—	(1.15)
2007	$19.45	(0.14)		1.88	1.74	—	(2.10)	—	(2.10)
2008	$19.09	(0.11)		(7.45)	(7.56)	—	(0.47)	—	(0.47)
2009	$11.06	(0.07)		4.03	3.96	—	(0.03)	—	(0.03)
HUNTINGTON TECHNICAL OPPORTUNITIES FUND
Institutional Shares
2008(9)	$10.00	(0.06	)(10)	(3.31)	(3.37)	—	—	(0.03)	(0.03)
2009	$6.60	0.05		1.07	1.12	(0.05)	—	—	(0.05)
Class A Shares
2008(9)	$10.00	(0.08	)(10)	(3.30)	(3.38)	—	—	(0.03)	(0.03)
2009	$6.59	0.03		1.06	1.09	(0.03)	—	—	(0.03)
Class B Shares
2008(9)	$10.00	(0.11	)(10)	(3.29)	(3.40)	—	—	(0.04)	(0.04)
2009	$6.56	(0.03)		1.09	1.06	—	—	—	—
(1)	Based on net asset value, which does not reflect a sales charge or contingent deferred sales charge, if applicable.
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(3)	Does not include the effects of expenses of underlying funds.
(4)	The portfolio turnover rate increased significantly during the period. This increase was attributable to cash flows into and out of the Fund, as well as tactical portfolio adjustments made. The basic characteristics of the Fund’s investment strategy have not changed (unaudited).
(5)	Reflects operations for the period from May 1, 2007 (date of commencement of operations) to December 31, 2007 for Class B Shares.
(6)	Not annualized.
(7)	Computed on an annualized basis.
(8)	Amount less than $0.005.
(9)	Reflects operations for the period from May 1, 2008 (date of commencement of operations) to December 31, 2008.
(10)	Per share net investment income (loss) has been calculated using the average daily shares method.

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Net Asset Value, end of period	Total return(1)		Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets		Net Assets, at end of period (000 omitted)	Portfolio turnover rate(2)

$11.41	9.44%		1.17	%(3)	0.58%		1.17	%(3)	$29,249	48%
$13.31	19.56%		1.15	%(3)	1.13%		1.15	%(3)	$45,161	35%
$13.63	8.67%		1.08	%(3)	1.08%		1.08	%(3)	$53,375	54%
$7.73	(41.68)%		1.18	%(3)	0.85%		1.18	%(3)	$28,390	218	%(4)
$10.23	33.64%		1.19	%(3)	1.16%		1.19	%(3)	$41,786	230%

$11.35	9.24%		1.42	%(3)	0.30%		1.42	%(3)	$1,911	48%
$13.23	19.19%		1.40	%(3)	0.95%		1.40	%(3)	$3,438	35%
$13.54	8.43%		1.33	%(3)	0.69%		1.33	%(3)	$3,982	54%
$7.69	(41.81)%		1.43	%(3)	0.59%		1.43	%(3)	$2,000	218	%(4)
$10.18	33.32%		1.44	%(3)	0.85%		1.44	%(3)	$1,937	230%

$13.44	1.82	%(6)	1.79	%(3)(7)	3.49	%(7)	1.79	%(3)(7)	$40	54%
$7.62	(42.10)%		1.95	%(3)	0.19%		1.95	%(3)	$49	218	%(4)
$10.04	32.98%		1.93	%(3)	1.67%		1.93	%(3)	$271	230%

$19.24	16.20%		1.36%		(0.41)%		1.36%		$80,212	14%
$20.14	10.73%		1.38%		(0.34)%		1.38%		$89,230	19%
$20.00	9.95%		1.32%		0.09%		1.32%		$108,350	22%
$11.71	(39.25)%		1.34%		0.06%		1.34%		$77,947	19%
$15.95	36.86%		1.38%		0.25%		1.38%		$141,342	25%

$19.08	15.87%		1.61%		(0.66)%		1.61%		$5,073	14%
$19.92	10.50%		1.64%		(0.59)%		1.64%		$11,685	19%
$19.70	9.66%		1.57%		(0.15)%		1.57%		$15,658	22%
$11.49	(39.44)%		1.59%		(0.21)%		1.59%		$12,121	19%
$15.64	36.52%		1.63%		(0.01)%		1.63%		$16,747	25%

$18.75	15.28%		2.11%		(1.16)%		2.11%		$2,633	14%
$19.45	9.93%		2.13%		(1.10)%		2.13%		$3,700	19%
$19.09	9.12%		2.07%		(0.66)%		2.07%		$4,512	22%
$11.06	(39.76)%		2.09%		(0.73)%		2.09%		$2,490	19%
$14.99	35.93%		2.13%		(0.51)%		2.13%		$3,193	25%

$6.60	(33.68	)%(6)	2.58	%(7)	(1.04	)%(7)	2.58	%(7)	$6,148	152%
$7.67	16.91%		1.94%		0.68%		1.94%		$9,644	374%

$6.59	(33.81	)%(6)	3.13	%(7)	(1.49	)%(7)	3.13	%(7)	$67	152%
$7.65	16.52%		2.20%		0.41%		2.20%		$61	374%

$6.56	(34.04	)%(6)	4.06	%(7)	(2.14	)%(7)	4.06	%(7)	$23	152%
$7.62	16.16%		2.81%		(0.49)%		2.81%		$5	374%

Annual Shareholder Report

Financial Highlights (Continued)

Income Funds

(For a share outstanding throughout each period)

	Net Asset Value, beginning of period	Net investment income	Net realized and unrealized gain (loss) on investments	Total from investment operations	Distributions from net investment income	Distributions from net realized gain on investment transactions	Total distributions
HUNTINGTON FIXED INCOME SECURITIES FUND
Institutional Shares
2005	$21.23	0.76	(0.37)	0.39	(0.76)	(0.07)	(0.83)
2006	$20.79	0.79	(0.04)	0.75	(0.78)	—	(0.78)
2007	$20.76	0.87	0.39	1.26	(0.87)	— (3)	(0.87)
2008	$21.15	0.85	0.24	1.09	(0.85)	(0.05)	(0.90)
2009	$21.34	0.78	0.34	1.12	(0.78)	(0.06)	(0.84)
Class A Shares
2005	$21.23	0.71	(0.38)	0.33	(0.71)	(0.07)	(0.78)
2006	$20.78	0.74	(0.03)	0.71	(0.73)	—	(0.73)
2007	$20.76	0.82	0.39	1.21	(0.82)	— (3)	(0.82)
2008	$21.15	0.80	0.24	1.04	(0.80)	(0.05)	(0.85)
2009	$21.34	0.73	0.34	1.07	(0.73)	(0.06)	(0.79)
Class B Shares
2005	$21.20	0.60	(0.38)	0.22	(0.60)	(0.07)	(0.67)
2006	$20.75	0.64	(0.03)	0.61	(0.63)	—	(0.63)
2007	$20.73	0.71	0.40	1.11	(0.71)	— (3)	(0.71)
2008	$21.13	0.70	0.23	0.93	(0.70)	(0.05)	(0.75)
2009	$21.31	0.62	0.34	0.96	(0.62)	(0.06)	(0.68)
HUNTINGTON INTERMEDIATE GOVERNMENT INCOME FUND
Institutional Shares
2005	$10.52	0.37	(0.23)	0.14	(0.38)	—	(0.38)
2006	$10.28	0.39	(0.04)	0.35	(0.39)	— (3)	(0.39)
2007	$10.24	0.41	0.25	0.66	(0.41)	—	(0.41)
2008	$10.49	0.41	0.40	0.81	(0.41)	—	(0.41)
2009	$10.89	0.35	(0.15)	0.20	(0.35)	—	(0.35)
Class A Shares
2005	$10.52	0.34	(0.23)	0.11	(0.35)	—	(0.35)
2006	$10.28	0.35	(0.03)	0.32	(0.36)	— (3)	(0.36)
2007	$10.24	0.38	0.25	0.63	(0.38)	—	(0.38)
2008	$10.49	0.38	0.40	0.78	(0.38)	—	(0.38)
2009	$10.89	0.32	(0.15)	0.17	(0.32)	—	(0.32)
Class B Shares
2005	$10.52	0.29	(0.23)	0.06	(0.30)	—	(0.30)
2006	$10.28	0.30	(0.02)	0.28	(0.31)	— (3)	(0.31)
2007	$10.25	0.33	0.24	0.57	(0.33)	—	(0.33)
2008	$10.49	0.33	0.41	0.74	(0.33)	—	(0.33)
2009	$10.90	0.27	(0.15)	0.12	(0.27)	—	(0.27)
(1)	Based on net asset value, which does not reflect a sales charge or contingent deferred sales charge, if applicable.
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(3)	Amount is less than $0.005.

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Net Asset Value, end of period	Total return(1)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets	Net Assets, at end of period (000 omitted)	Portfolio turnover rate(2)

$20.79	1.86%	1.07%	3.55%	1.07%	$168,764	59%
$20.76	3.74%	1.06%	3.87%	1.06%	$173,305	55%
$21.15	6.23%	1.04%	4.18%	1.04%	$183,283	42%
$21.34	5.32%	1.06%	4.05%	1.06%	$183,011	31%
$21.62	5.36%	1.08%	3.62%	1.08%	$229,570	30%

$20.78	1.56%	1.32%	3.36%	1.32%	$1,699	59%
$20.76	3.53%	1.31%	3.62%	1.31%	$1,702	55%
$21.15	5.96%	1.29%	3.92%	1.29%	$2,589	42%
$21.34	5.06%	1.31%	3.80%	1.31%	$2,525	31%
$21.62	5.10%	1.33%	3.36%	1.33%	$3,420	30%

$20.75	1.06%	1.82%	2.80%	1.82%	$3,068	59%
$20.73	3.02%	1.82%	3.12%	1.82%	$2,807	55%
$21.13	5.50%	1.80%	3.43%	1.80%	$2,398	42%
$21.31	4.50%	1.81%	3.31%	1.81%	$2,200	31%
$21.59	4.58%	1.83%	2.89%	1.83%	$1,973	30%

$10.28	1.33%	1.09%	3.55%	1.10%	$107,166	34%
$10.24	3.51%	1.08%	3.80%	1.08%	$108,312	32%
$10.49	6.58%	1.08%	3.96%	1.08%	$115,155	30%
$10.89	7.88%	1.07%	3.84%	1.07%	$115,159	27%
$10.74	1.86%	1.10%	3.21%	1.10%	$110,761	26%

$10.28	1.08%	1.34%	3.30%	1.35%	$3,707	34%
$10.24	3.25%	1.34%	3.55%	1.34%	$1,599	32%
$10.49	6.32%	1.33%	3.71%	1.33%	$1,588	30%
$10.89	7.62%	1.32%	3.60%	1.32%	$1,438	27%
$10.74	1.60%	1.35%	2.93%	1.35%	$2,215	26%

$10.28	0.57%	1.84%	2.79%	1.85%	$484	34%
$10.25	2.84%	1.83%	3.05%	1.83%	$417	32%
$10.49	5.68%	1.83%	3.21%	1.83%	$416	30%
$10.90	7.18%	1.82%	3.08%	1.82%	$617	27%
$10.75	1.10%	1.85%	2.45%	1.85%	$871	26%

Annual Shareholder Report

Financial Highlights (Continued)

Income Funds (Continued)

(For a share outstanding throughout each period)

	Net Asset Value, beginning of period	Net investment income	Net realized and unrealized gain (loss) on investments	Total from investment operations	Distributions from net investment income	Distributions from net realized gain on investment transactions	Total distributions
HUNTINGTON MORTGAGE SECURITIES FUND
Institutional Shares
2005	$9.02	0.29	(0.12)	0.17	(0.31)	(0.01)	(0.32)
2006	$8.87	0.33	0.20	0.53	(0.33)	(0.06)	(0.39)
2007	$9.01	0.34	(0.04)	0.30	(0.36)	(0.03)	(0.39)
2008	$8.92	0.34	(0.12)	0.22	(0.34)	(0.01)	(0.35)
2009	$8.79	0.29	0.15	0.44	(0.31)	—	(0.31)
Class A Shares
2005	$9.07	0.26	(0.11)	0.15	(0.29)	(0.01)	(0.30)
2006	$8.92	0.30	0.20	0.50	(0.30)	(0.06)	(0.36)
2007	$9.06	0.29	(0.02)	0.27	(0.33)	(0.03)	(0.36)
2008	$8.97	0.32	(0.13)	0.19	(0.31)	(0.01)	(0.32)
2009	$8.84	0.27	0.15	0.42	(0.29)	—	(0.29)
Class B Shares
2005	$9.02	0.22	(0.12)	0.10	(0.24)	(0.01)	(0.25)
2006	$8.87	0.27	0.20	0.47	(0.26)	(0.06)	(0.32)
2007	$9.02	0.27	(0.04)	0.23	(0.28)	(0.03)	(0.31)
2008	$8.94	0.29	(0.14)	0.15	(0.27)	(0.01)	(0.28)
2009	$8.81	0.23	0.15	0.38	(0.24)	—	(0.24)
HUNTINGTON OHIO TAX-FREE FUND
Institutional Shares
2005	$21.50	0.54	(0.37)	0.17	(0.54)	(0.22)	(0.76)
2006	$20.91	0.58	(0.05)	0.53	(0.58)	—	(0.58)
2007	$20.86	0.55	0.10	0.65	(0.55)	(0.01)	(0.56)
2008	$20.95	0.57	(0.17)	0.40	(0.57)	(0.03)	(0.60)
2009	$20.75	0.59	0.45	1.04	(0.59)	—	(0.59)
Class A Shares
2005	$21.49	0.49	(0.37)	0.12	(0.49)	(0.22)	(0.71)
2006	$20.90	0.53	(0.06)	0.47	(0.53)	—	(0.53)
2007	$20.84	0.50	0.10	0.60	(0.50)	(0.01)	(0.51)
2008	$20.93	0.51	(0.16)	0.35	(0.51)	(0.03)	(0.54)
2009	$20.74	0.54	0.44	0.98	(0.54)	—	(0.54)
Class B Shares
2005	$21.49	0.39	(0.37)	0.02	(0.39)	(0.22)	(0.61)
2006	$20.90	0.43	(0.05)	0.38	(0.43)	—	(0.43)
2007	$20.84	0.40	0.11	0.51	(0.40)	(0.01)	(0.41)
2008	$20.94	0.41	(0.17)	0.24	(0.41)	(0.03)	(0.44)
2009	$20.74	0.43	0.45	0.88	(0.43)	—	(0.43)
(1)	Based on net asset value, which does not reflect a sales charge or contingent deferred sales charge, if applicable.
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Net Asset Value, end of period	Total return(1)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets	Net Assets, at end of period (000 omitted)	Portfolio turnover rate(2)

$8.87	1.96%	1.12%	3.34%	1.12%	$81,950	29%
$9.01	6.06%	1.10%	3.68%	1.10%	$85,995	29%
$8.92	3.33%	1.09%	3.72%	1.09%	$83,728	17%
$8.79	2.45%	1.10%	3.82%	1.10%	$82,729	13%
$8.92	5.17%	1.11%	3.32%	1.11%	$100,114	24%

$8.92	1.68%	1.36%	2.03%	1.36%	$1,823	29%
$9.06	5.74%	1.35%	3.41%	1.35%	$1,683	29%
$8.97	3.03%	1.32%	3.45%	1.32%	$3,190	17%
$8.84	2.16%	1.35%	3.55%	1.35%	$3,022	13%
$8.97	4.85%	1.36%	3.07%	1.36%	$2,629	24%

$8.87	1.16%	1.86%	2.57%	1.86%	$700	29%
$9.02	5.33%	1.85%	2.93%	1.85%	$673	29%
$8.94	2.59%	1.84%	2.97%	1.84%	$672	17%
$8.81	1.62%	1.85%	3.06%	1.85%	$565	13%
$8.95	4.41%	1.86%	2.58%	1.86%	$539	24%

$20.91	0.85%	1.16%	2.56%	1.17%	$45,571	45%
$20.86	2.59%	1.17%	2.80%	1.17%	$40,319	17%
$20.95	3.18%	1.18%	2.67%	1.18%	$34,098	15%
$20.75	1.95%	1.22%	2.73%	1.22%	$32,946	19%
$21.20	5.05%	1.20%	2.80%	1.20%	$42,568	21%

$20.90	0.59%	1.41%	2.32%	1.42%	$3,222	45%
$20.84	2.29%	1.43%	2.58%	1.43%	$1,686	17%
$20.93	2.93%	1.43%	2.42%	1.43%	$1,706	15%
$20.74	1.74%	1.47%	2.49%	1.47%	$1,422	19%
$21.18	4.74%	1.45%	2.54%	1.45%	$1,745	21%

$20.90	0.10%	1.91%	1.82%	1.92%	$1,525	45%
$20.85	1.78%	1.93%	2.06%	1.93%	$1,337	17%
$20.94	2.47%	1.93%	1.93%	1.93%	$1,128	15%
$20.74	1.19%	1.97%	1.99%	1.97%	$1,004	19%
$21.19	4.27%	1.95%	2.05%	1.95%	$1,030	21%

Annual Shareholder Report

Financial Highlights (Continued)

Income Funds (Continued)

(For a share outstanding throughout each period)

	Net Asset Value, beginning of period	Net investment income	Net realized and unrealized gain (loss) on investments	Total from investment operations	Distributions from net investment income	Total distributions
HUNTINGTON SHORT/INTERMEDIATE FIXED INCOME FUND
Institutional Shares
2005	$19.56	0.51	(0.41)	0.10	(0.51)	(0.51)
2006	$19.15	0.60	0.10	0.70	(0.60)	(0.60)
2007	$19.25	0.70	0.21	0.91	(0.70)	(0.70)
2008	$19.46	0.67	(0.59)	0.08	(0.67)	(0.67)
2009	$18.87	0.53	0.91	1.44	(0.53)	(0.53)
Class A Shares
2005	$19.56	0.46	(0.40)	0.06	(0.46)	(0.46)
2006	$19.16	0.55	0.10	0.65	(0.55)	(0.55)
2007	$19.26	0.65	0.20	0.85	(0.65)	(0.65)
2008	$19.46	0.63	(0.59)	0.04	(0.63)	(0.63)
2009	$18.87	0.48	0.91	1.39	(0.48)	(0.48)
(1)	Based on net asset value, which does not reflect a sales charge or contingent deferred sales charge, if applicable.
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Net Asset Value, end of period	Total return(1)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets	Net Assets, at end of period (000 omitted)	Portfolio turnover rate(2)

$19.15	0.54%	1.06%	2.65%	1.06%	$119,090	31%
$19.25	3.70%	1.07%	3.11%	1.07%	$95,512	36%
$19.46	4.79%	1.06%	3.60%	1.06%	$82,730	29%
$18.87	0.43%	1.08%	3.51%	1.08%	$79,130	51%
$19.78	7.70%	1.09%	2.67%	1.09%	$149,384	50%

$19.16	0.34%	1.31%	2.41%	1.31%	$3,506	31%
$19.26	3.44%	1.33%	2.80%	1.33%	$668	36%
$19.46	4.48%	1.31%	3.35%	1.31%	$485	29%
$18.87	0.18%	1.33%	3.26%	1.33%	$555	51%
$19.78	7.43%	1.33%	2.38%	1.33%	$1,076	50%

Annual Shareholder Report

Financial Highlights (Continued)

Asset Allocation Funds

(For a share outstanding throughout each period)

	Net Asset Value, beginning of period	Net investment income	Net realized and unrealized gain on investments	Total from investment operations	Distributions from net investment income	Distributions from net realized gain on investment transactions		Total distributions
HUNTINGTON BALANCED ALLOCATION FUND
2009(2)	$10.00	0.05	0.75	0.80	(0.06)	—	(3)	(0.06)
HUNTINGTON CONSERVATIVE ALLOCATION FUND
2009(2)	$10.00	0.08	0.34	0.42	(0.09)	(0.01)		(0.10)
HUNTINGTON GROWTH ALLOCATION FUND
2009(2)	$10.00	0.04	0.88	0.92	(0.05)	—	(3)	(0.05)
(1)	Based on net asset value, which does not reflect a sales charge or contingent deferred sales charge, if applicable.
(2)	Reflects operations for the period from July 31, 2009 (date of commencement of operations) to December 31, 2009.
(3)	Amount less than $0.005
(4)	Not annualized.
(5)	Computed on an annualized basis.
(6)	Does not include the effect of expenses on underlying funds.

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Net Asset Value, end of period	Total return(1)		Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets		Net Assets, at end of period (000 omitted)	Portfolio turnover rate

$10.74	8.03	%(4)	0.62	%(5)(6)	1.30	%(5)	0.85	%(5)(6)	$13,336	42%

$10.32	4.13	%(4)	0.72	%(5)(6)	1.91	%(5)	0.86	%(5)(6)	$11,248	32%

$10.87	9.21	%(4)	0.52	%(5)(6)	1.03	%(5)	0.85	%(5)(6)	$12,923	52%

Annual Shareholder Report

Notes to Financial Statements

December 31, 2009

(1)	Organization

The Huntington Funds (the “Trust”) was originally two separate Massachusetts business trusts: The Huntington Funds, established on February 10, 1987, and Huntington VA Funds, established on June 30, 1999 (together, the “Original Trusts”). On June 23, 2006, the Original Trusts were reorganized into a single Delaware statutory trust retaining the name of The Huntington Funds. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. At December 31, 2009, the Trust operated 36 separate series, or mutual funds, each with its own investment objective and strategy. The Funds’ prospectus provides a description of each Fund’s investment objectives, policies and strategies along with information on the classes of shares currently being offered. This report contains financial statements and financial highlights of the retail funds listed below (individually referred to as a “Fund,” or collectively as the “Funds”):

Funds	Investment Share Classes Offered*
Huntington Tax-Free Money Market Fund (“Tax-Free Money Market Fund”)	Institutional & A
Huntington Money Market Fund (“Money Market Fund”)	Institutional, A, B & Interfund
Huntington Ohio Municipal Money Market Fund (“Ohio Municipal Money Market Fund”)	Institutional & A
Huntington U.S. Treasury Money Market Fund (“U.S. Treasury Money Market Fund”)	Institutional & A
Huntington Dividend Capture Fund (“Dividend Capture Fund”)	Institutional, A & B
Huntington Growth Fund (“Growth Fund”)	Institutional, A & B
Huntington Income Equity Fund (“Income Equity Fund”)	Institutional, A & B
Huntington International Equity Fund (“International Equity Fund”)	Institutional, A & B
Huntington Macro 100 Fund (“Macro 100 Fund”)	Institutional, A & B
Huntington Mid Corp America Fund (“Mid Corp America Fund”)	Institutional, A & B
Huntington New Economy Fund (“New Economy Fund”)	Institutional, A & B
Huntington Real Strategies Fund (“Real Strategies Fund”)	Institutional, A & B
Huntington Rotating Markets Fund (“Rotating Markets Fund”)	Institutional, A & B
Huntington Situs Fund (“Situs Fund”)	Institutional, A & B
Huntington Technical Opportunities Fund (“Technical Opportunities Fund”)	Institutional, A & B
Huntington Fixed Income Securities Fund (“Fixed Income Securities Fund”)	Institutional, A & B
Huntington Intermediate Government Income Fund (“Intermediate Government Income Fund”)	Institutional, A & B
Huntington Mortgage Securities Fund (“Mortgage Securities Fund”)	Institutional, A & B
Huntington Ohio Tax-Free Fund (“Ohio Tax-Free Fund”)	Institutional, A & B

Funds	Investment Share Classes Offered*
Huntington Short/Intermediate Fixed Income Securities Fund (“Short/Intermediate Fixed Income Securities Fund”)	Institutional & A
Huntington Balanced Allocation Fund (“Balanced Allocation Fund”)	A
Huntington Conservative Allocation Fund (“Conservative Allocation Fund”)	A
Huntington Growth Allocation Fund (“Growth Allocation Fund”)	A

*	Each class of shares has exclusive voting rights with respect to matters that affect just that class. The assets of each Fund are segregated and a shareholder’s interest is limited to the Fund in which shares are held. On May 1, 2009, the Trust Shares, Investment A Shares and Investment B Shares were renamed Institutional Shares, Class A Shares and Class B Shares, respectively.

Under the Trust’s organizational documents, its officers and Board of Trustees (“Trustees”) are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Trust may enter into contracts with vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects that risk of loss to be remote.

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.	Investment Valuations

The price at which the Funds will offer or redeem shares is the net asset value (“NAV”) per share next determined after the order is considered received, subject to any applicable front end or contingent deferred sales charges.

The Trust calculates the NAV for each of the Funds (other than the Money Market Funds) by valuing securities held based on fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

For the Money Market Funds, the Trust attempts to stabilize the NAV per share at $1.00 per share by valuing portfolio

Annual Shareholder Report

securities using the amortized cost method, which approximates market value. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant (straight-line) basis to the maturity of the security.

In computing the NAV of the Funds, other than the Money Market Funds, fair value is based on market valuations with respect to portfolio securities for which market quotations are readily available. Pursuant to Trustee-approved policies, the Trust relies on certain security pricing services to provide current market value of securities. Those security pricing services value equity securities (including foreign equity securities) traded on a securities exchange at the last reported sales price on the principal exchange. Equity securities quoted by NASDAQ are valued at the NASDAQ official closing price. If there is no reported sale on the principal exchange, and in the case of over-the-counter securities, equity securities are valued at a bid price estimated by the security pricing service. Option contracts are generally valued at the mean of the bid and asked price as reported on the highest volume exchange (in terms of the number of options contracts traded for that issue) on which such options are traded.

Debt securities traded on a national securities exchange or in the over-the-counter market are valued at the last reported sales price on the principal exchange, except that U.S. government obligations held by Mortgage Securities Fund are valued at the mean between the over-the-counter bid and asked prices furnished by the security pricing service. If there is no reported sale on the principal exchange, and for all other debt securities, debt securities are valued at a bid price estimated by the security pricing service. Foreign securities quoted in foreign currencies are translated in U.S. dollars at the foreign exchange rate in effect as of the close of the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern Time), on the day the value of the foreign security is determined. Short-term investments with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. Investments in other open-end investment companies are valued at the NAV.

Under certain circumstances, a good faith determination of the fair value of a security may be used instead of its current market value, even if the security’s market price is readily available. In such circumstances, the Trust’s Sub-Financial Administrator may request that the Trust’s Pricing Committee make its own fair value determination.

Securities for which market quotations are not readily available are valued at fair value under Trust procedures approved by the Trustees. In these cases, a Pricing Committee established and appointed by the Trustees determines in good faith, subject to Trust procedures, the fair value of portfolio securities held by a Fund (“good faith fair valuation”). When a good faith fair valuation of a security is required, consideration is generally given to a number of factors including, but not limited to the following: dealer quotes, published analyses by dealers or analysts regarding the security, transactions which provide implicit valuation of the security (such as a merger or tender offer transaction), the value of other securities or contracts which derive their value from the security at issue, and the implications of any other circumstances which have caused trading in the security to halt. With respect to certain narrow categories of securities, the procedures utilized by the Pricing Committee detail specific valuation methodologies to be applied in lieu of considering the aforementioned list of factors.

Fair valuation procedures are also used when a significant event affecting the value of a portfolio security is determined to have occurred between the time when the price of the portfolio security is determined and the close of trading on the NYSE, which is when each Fund’s NAV is computed. An event is considered significant if there is both an affirmative expectation that the security’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Significant events include significant securities market movements occurring between the time the price of the portfolio security is determined and the close of trading on the NYSE. For domestic fixed income securities, such events may occur where the cut-off time for the market information used by the independent pricing service is earlier than the end of regular trading on the NYSE. For securities normally priced at their last sale price in a foreign market, such events can occur between the close of trading in the foreign market and the close of trading on the NYSE.

In some cases, events affecting the issuer of a portfolio security may be considered significant events. Examples of potentially significant events include announcements concerning earnings, acquisitions, new products, management changes, litigation developments, a strike or natural disaster affecting the company’s operations or regulatory changes or market developments affecting the issuer’s industry occurring between the time when the price of the portfolio security is determined and the close of trading on the NYSE. For securities of foreign issuers, such events could also include political or other developments affecting the economy or markets in which the issuer conducts its operations or its securities are traded.

The Funds’ Trustees have authorized the use of an independent fair valuation service to monitor changes in a designated U.S. market index after foreign markets close, and to implement a fair valuation methodology to adjust the closing prices of foreign securities if the movement in the index is significant.

There can be no assurance that a Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV. In the case of good faith fair valued portfolio securities, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a portfolio security’s present value. Good faith fair valuations generally remain unchanged until new information becomes available. Consequently, changes in good faith fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations.

Annual Shareholder Report

Notes to Financial Statements (Continued)

The valuation techniques described above maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Funds’ investments are summarized in the three broad levels listed below:

•	Level 1—quoted prices in active markets for identical assets.
•	Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3—significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

The following is a summary of the inputs used to value the Funds’ investments as of December 31, 2009, while the breakdown, by category, of common stocks is disclosed in the Portfolio of Investments for each Fund:

	LEVEL 1—Quoted Prices		LEVEL 2—Other Significant Observable Inputs			Total
Fund Name	Securities	Other Financial Investments*	Securities		Other Financial Investments*	Securities	Other Financial Investments*
Tax-Free Money Market Fund
Municipal Bonds	$—	$—	$92,119,994		$—	$92,119,994	$—
Commercial Papers	—	—	3,000,000		—	3,000,000	—
Cash Equivalents	3,173,402	—	—		—	3,173,402	—

Total	3,173,402		95,119,994		—	98,293,396	—

Money Market Fund
Corporate Bonds	—	—	76,221,107		—	76,221,107	—
U.S Government Agencies	—	—	152,226,901		—	152,226,901	—
Municipal Bonds	—	—	84,500,000		—	84,500,000	—
Commercial Papers	—	—	4,998,493		—	4,998,493	—
Certificates of Deposit	—	—	32,039,642		—	32,039,642	—
Cash Equivalents	85,000,000	—	—		—	85,000,000	—
Time Deposits	—	—	23,210,100		—	23,210,100	—

Total	85,000,000	—	373,196,243		—	458,196,243	—

Ohio Municipal Money Market Fund
Municipal Bonds	—	—	244,339,683		—	244,339,683	—
Commercial Papers	—	—	7,000,000		—	7,000,000	—
Cash Equivalents	2,466,286	—	—		—	2,466,286	—

Total	2,466,286	—	251,339,683		—	253,805,969	—

U.S Treasury Money Market Fund
U.S Treasury Obligations	—	—	141,058,675		—	141,058,675	—
Cash Equivalents	80,000,000	—	—		—	80,000,000	—
Repurchase Agreements	—	—	94,931,500		—	94,931,500	—

Total	80,000,000	—	235,990,175		—	315,990,175	—

Dividend Capture Fund
Common Stocks	61,166,221	—	—		—	61,166,221	—
Preferred Stocks	22,580,423	—	1,108,125	(1)	—	23,688,548	—
Mutual Funds	1,257,850	—	—		—	1,257,850	—
Cash Equivalents	1,008,304	—	—		—	1,008,304	—
Written Options	—	67,000	—		—	—	67,000

Total	86,012,798	67,000	1,108,125		—	87,120,923	67,000

Growth Fund
Common Stocks	147,475,036	—	—		—	147,475,036	—
Purchased Options	217,558	—	—		—	217,558	—
Cash Equivalents	515,548	—	—		—	515,548	—
Written Options	—	956,924	—		—	—	956,924

Total	148,208,142	956,924	—		—	148,208,142	956,924

Annual Shareholder Report

	LEVEL 1—Quoted Prices		LEVEL 2—Other Significant Observable Inputs		Total
Fund Name	Securities	Other Financial Investments*	Securities	Other Financial Investments*	Securities	Other Financial Investments*
Income Equity Fund
Common Stocks	$107,393,571	$—	$—	$—	$107,393,571	$—
Preferred Stocks	2,372,384	—	—	—	2,372,384	—
Cash Equivalents	843,426	—	—	—	843,426	—
Written Options	—	71,375	—	—	—	71,375

Total	110,609,381	71,375	—	—	110,609,381	71,375

International Equity Fund
Common Stocks	307,241,610	—	—	—	307,241,610	—
Mutual Funds	15,379,230	—	—	—	15,379,230	—
Cash Equivalents	8,877,051	—	—	—	8,877,051	—

Total	331,497,891	—	—	—	331,497,891	—

Macro 100 Fund
Common Stocks	28,063,750	—	—	—	28,063,750	—
Cash Equivalents	2,087,400	—	—	—	2,087,400	—
Written Options	—	2,635	—	—	—	2,635

Total	30,151,150	2,635	—	—	30,151,150	2,635

Mid Corp America Fund
Common Stocks	132,241,719	—	—	—	132,241,719	—
Cash Equivalents	6,946,743	—	—	—	6,946,743	—

Total	139,188,462	—	—	—	139,188,462	—

New Economy Fund
Common Stocks	46,588,088	—	—	—	46,588,088	—
Cash Equivalents	4,594,933	—	—	—	4,594,933	—
Written Options	—	90,160	—	—	—	90,160

Total	51,183,021	90,160	—	—	51,183,021	90,160

Real Strategies Fund
Common Stocks	57,558,330	—	—	—	57,558,330	—
Mutual Funds	8,019,644	—	—	—	8,019,644	—
Options Purchased	27,200	—	—	—	27,200	—
Cash Equivalents	8,766,417	—	—	—	8,766,417	—
Written Options	—	376,352	—	—	—	376,352

Total	74,371,591	376,352	—	—	74,371,591	376,352

Rotating Markets Fund
Mutual Funds	41,958,695	—	—	—	41,958,695	—
Cash Equivalents	2,012,698	—	—	—	2,012,698	—

Total	43,971,393	—	—	—	43,971,393	—

Situs Fund
Common Stocks	161,842,776	—	—	—	161,842,776	—
Mutual Funds	1,194,550	—	—	—	1,194,550	—
Cash Equivalents	1,505,460	—	—	—	1,505,460	—
Written Options	—	3,016,215	—	—	—	3,016,215

Total	164,542,786	3,016,215	—	—	164,542,786	3,016,215

Technical Opportunities Fund
Common Stocks	364,169	—	—	—	364,169	—
Mutual Funds	9,130,892	—	—	—	9,130,892	—
Cash Equivalents	214,085	—	—	—	214,085	—

Total	9,709,146	—	—	—	9,709,146	—

Fixed Income Securities Fund
Corporate Bonds		—	114,439,903	—	114,439,903	—
U.S Government Agencies	—	—	54,481,773	—	54,481,773	—
U.S Treasury Obligations	—	—	49,211,483	—	49,211,483	—
U.S Government Mortgage Backed Agencies	—	—	8,893,686	—	8,893,686	—
Preferred Stocks	780,279	—	—	—	780,279	—
Cash Equivalents	5,082,016	—	—	—	5,082,016	—

Total	5,862,295	—	227,026,845	—	232,889,140	—

Annual Shareholder Report

Notes to Financial Statements (Continued)

	LEVEL 1—Quoted Prices		LEVEL 2—Other Significant Observable Inputs		Total
Fund Name	Securities	Other Financial Investments*	Securities	Other Financial Investments*	Securities	Other Financial Investments*
Intermediate Government Income Fund
Corporate Bonds	$—	$—	$2,018,512	$—	$2,018,512	$—
U.S Government Agencies	—	—	53,182,232	—	53,182,232	—
U.S Government Mortgage Backed Agencies	—	—	29,487,352	—	29,487,352	—
U.S Treasury Obligations	—	—	13,331,933	—	13,331,933	—
Collateralized Mortgage Obligations	—	—	13,262,551	—	13,262,551	—
Cash Equivalents	2,143,403	—	—	—	2,143,403	—

Total	2,143,403	—	111,282,580	—	113,425,983	—

Mortgage Securities Fund
U.S Government Mortgage Backed Agencies	—	—	61,341,988	—	61,341,988	—
Common Stocks	5,712,455	—	—	—	5,712,455	—
U.S Government Agencies	—	—	6,602,279	—	6,602,279	—
Preferred Stocks	272,000	—	—	—	272,000	—
Collateralized Mortgage Obligations	—	—	26,255,770	—	26,255,770	—
Cash Equivalents	2,781,569	—	—	—	2,781,569	—

Total	8,766,024	—	94,200,037	—	102,966,061	—

Ohio Tax-Free Fund
Municipal Bonds	—	—	45,056,961	—	45,056,961	—
Cash Equivalents	68,548	—	—	—	68,548	—

Total	68,548	—	45,056,961	—	45,125,509	—

Short/Intermediate Fixed Income Securities Fund
Corporate Bonds	—	—	98,818,762	—	98,818,762	—
U.S Government Agencies	—	—	39,983,285	—	39,983,285	—
U.S Treasury Obligations	—	—	4,995,500	—	4,995,500	—
Cash Equivalents	5,261,922	—	—	—	5,261,922	—

Total	5,261,922	—	143,797,547	—	149,059,469	—

Balanced Allocation Fund
Mutual Funds	13,141,947	—	—	—	13,141,947	—
Cash Equivalents	168,439	—	—	—	168,439	—

Total	13,310,386	—	—	—	13,310,386	—

Conservative Allocation Fund
Mutual Funds	11,105,809	—	—	—	11,105,809	—
Cash Equivalents	123,821	—	—	—	123,821	—

Total	11,229,630	—	—	—	11,229,630	—

Growth Allocation Fund
Mutual Funds	12,752,832	—	—	—	12,752,832	—
Cash Equivalents	222,574	—	—	—	222,574	—

Total	12,975,406	—	—	—	12,975,406	—

*	Other financial investments are derivative instruments not reflected on the Portfolio of Investments, such as written options contracts.
(1)	Consists of Allianz SE, 8.375% listed under Financials.

Treasury Guaranty Program for Money Market Funds

On October 3, 2008, the Trustees approved each Money Market Fund’s participation in the U.S. Department of Treasury’s (the “Treasury”) Temporary Guarantee Program for Money Market Funds (the “Program”). The Program intended to protect the assets of shareholders as of the close of business September 19, 2008 against loss in the event that any Money Market Fund liquidated its holdings and the net asset value per share at the time of liquidation was less than $1.00 per share. The Program was designed to help stabilize the credit markets by discouraging substantial redemptions in money market funds.

Participation in the initial three months of the Program (through December 18, 2008) required a payment to the Treasury in the amount of 0.01% based on the net asset value of each Fund as of September 19, 2008. On November 24, 2008 the Secretary of the Treasury extended the Program beyond its initial three-month term through the close of business April 30, 2009. On December 4, 2008, the Trustees approved the Money Market Funds’ extended participation in the Program through April 30, 2009. Further participation in the Program required an additional payment in the amount of 0.015% based on the net asset value of each Fund as of September 19, 2008. The expense of the Program is included within each Money Market Fund’s Statement of Operations. On March 31, 2009, the Secretary of the Treasury extended the Program through September 19, 2009; however, the Trustees determined it was not in the best interests of the Money Market Funds’ shareholders to continue to participate in the Program based on the cost versus the benefits of participation.

Annual Shareholder Report

B.	Repurchase Agreements

The Funds may enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by Huntington Asset Advisors, Inc., a subsidiary of The Huntington National Bank, to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Trustees. It is the policy of the Funds to require the custodian bank to take possession of, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank’s vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Funds to monitor, on a daily basis, the market value of each repurchase agreement’s collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

C.	When-Issued and Delayed Transactions

The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

D.	Foreign Currency Translation

The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange each business day to determine the value of investments, and other assets and liabilities. Purchases and sales of foreign securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuation arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currency transactions.

E.	Derivative Instruments

Certain of the Funds may be subject to equity price risk and foreign currency exchange risk in the normal course of pursuing their investment objectives. Certain of the Funds may invest in various financial instruments including positions in foreign currency contracts and written option contracts to gain exposure to or hedge against changes in the value of equities or foreign currencies. The following is a description of the derivative instruments utilized by the Funds, including the primary underlying risk exposure related to each instrument type.

Foreign Exchange Contracts—International Equity Fund, Real Strategies Fund, Situs Fund and Technical Opportunities Fund may enter into forward foreign exchange contracts. A forward foreign exchange contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. Such contracts are used to sell unwanted currency exposure that comes with holding securities in a market, or to buy currency exposure where the exposure from holding securities is insufficient to provide the desired currency exposure. The contracts are marked-to-market daily and the change in market value is recorded as unrealized appreciation or depreciation. When a forward foreign currency contract is closed, a Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. These unrealized and realized gains and losses are reported on the Statement of Operations. The Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in exchange rates. At December 31, 2009, International Equity Fund, Real Strategies Fund, Situs Fund and Technical Opportunities Fund did not have any forward foreign exchange contracts outstanding.

Written Options Contracts—Certain of the Funds may write options contracts for which premiums received are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are either exercised or closed are offset against the proceeds received or the amount paid on the transaction to determine realized gains or losses. Investing in written options contracts exposes a Fund to equity price risk.

The following is a summary of Dividend Capture Fund’s written option activity for the year ended December 31, 2009:

Contracts	Number of Contracts	Premium
Outstanding at 12/31/2008	—	$—
Options written	1,590	238,932
Options expired	(100)	(7,400)
Options closed	(890)	(113,014)
Options exercised	(200)	(24,400)
Outstanding at 12/31/2009	400	$94,118

Annual Shareholder Report

Notes to Financial Statements (Continued)

At December 31, 2009, Dividend Capture Fund had the following outstanding options:

WRITTEN OPTION CONTRACTS

Contract	Type	Expiration Date	Exercise Price	Number of Contracts	Fair Value	Unrealized Appreciation (Depreciation)
Aflac, Inc.	Call	February 2010	$50	100	$7,000	$7,700
Baxter International, Inc.	Call	February 2010	60	100	14,000	7,950
Flowserve Corp.	Call	April 2010	110	100	18,750	13,949
M&T Bank Corp.	Call	April 2010	70	100	27,250	(2,481)
NET UNREALIZED APPRECIATION ON WRITTEN OPTION CONTRACTS						$27,118

The following is a summary of Growth Fund’s written option activity for the year ended December 31, 2009:

Contracts	Number of Contracts	Premium
Outstanding at 12/31/2008	—	$—
Options written	12,079	1,303,632
Options expired	(1,170)	(120,506)
Options closed	(5,195)	(501,755)
Options exercised	(1,507)	(151,664)
Outstanding at 12/31/2009	4,207	$529,707

At December 31, 2009, Growth Fund had the following outstanding options:

WRITTEN OPTION CONTRACTS

Contract	Type	Expiration Date	Exercise Price	Number of Contracts	Fair Value	Unrealized Appreciation (Depreciation)
Alpha Natural Resources, Inc.	Call	March 2010	$45	220	$67,650	$(11,322)
Apple, Inc.	Call	January 2010	210	95	54,150	(32,776)
Cameron International Corp.	Call	February 2010	42.5	133	24,937	(6,451)
Chevron Corp.	Call	March 2010	80	95	12,778	4,132
Companhia De Bebidas das Americas	Call	February 2010	105	35	9,363	(4,043)
Cummins, Inc.	Call	January 2010	50	167	2,505	22,043
Danaher Corp.	Call	January 2010	75	132	16,830	(6,402)
EnCana Corp.	Call	January 2010	60	147	5,880	6,468
Expedia, Inc.	Call	April 2010	30	180	11,700	5,219
Fluor Corp.	Call	January 2010	45	128	15,360	1,535
Freeport-McMoran Copper & Gold, Inc.	Call	February 2010	90	90	12,735	(1,304)
Google, Inc.	Call	February 2010	660	29	26,535	(12,412)
Halliburton Co.	Call	April 2010	33	160	17,120	3,359
National Oilwell Varco, Inc.	Call	February 2010	50	98	5,390	3,332
Netflix, Inc.	Call	February 2010	60	150	28,125	(7,576)
Noble Energy, Inc.	Call	February 2010	75	55	8,663	(1,953)
Nvidia Corp.	Call	January 2010	14	978	454,770	(366,585)
Peabody Energy Corp.	Call	March 2010	55	250	15,000	12,999
Petroleo Brasiliero SA	Call	February 2010	50	200	29,800	(10,600)
POSCO	Call	February 2010	140	67	20,770	(7,906)
Priceline.com, Inc.	Call	February 2010	260	50	13,875	1,525

Annual Shareholder Report

Contract	Type	Expiration Date	Exercise Price	Number of Contracts	Fair Value	Unrealized Appreciation (Depreciation)
Research in Motion Ltd.	Call	March 2010	$80	160	$19,520	$8,959
Salesforce.com, Inc.	Call	February 2010	75	126	44,100	(29,988)
Tenaris SA	Call	March 2010	45	95	19,000	(6,460)
Vale SA	Call	March 2010	34	367	20,368	8,990
NET UNREALIZED DEPRECIATION ON WRITTEN OPTION CONTRACTS						$(427,217)

The following is a summary of Income Equity Fund's written option activity for the year ended December 31, 2009:

Contracts	Number of Contracts	Premium
Outstanding at 12/31/2008	—	$—
Options written	7,212	945,433
Options expired	(570)	(63,881)
Options closed	(1,172)	(153,431)
Options exercised	(4,770)	(641,930)
Outstanding at 12/31/2009	700	$86,191

At December 31, 2009, Income Equity Fund had the following outstanding options:

WRITTEN OPTION CONTRACTS

Contract	Type	Expiration Date	Exercise Price	Number of Contracts	Fair Value	Unrealized Appreciation (Depreciation)
PPG Industries, Inc.	Call	January 2010	$55	150	$56,250	$(36,451)
Tyco Electronics Ltd.	Call	January 2010	25	550	15,125	51,267
NET UNREALIZED APPRECIATION ON WRITTEN OPTION CONTRACTS						$14,816

The following is a summary of Macro 100 Fund's written option activity for the year ended December 31, 2009:

Contracts	Number of Contracts	Premium
Outstanding at 12/31/2008	230	$70,610
Options written	653	50,371
Options expired	(230)	(70,610)
Options closed	(564)	(42,197)
Options exercised	—	—
Outstanding at 12/31/2009	89	$8,174

At December 31, 2009, Macro 100 Fund had the following outstanding options:

WRITTEN OPTION CONTRACTS

Contract	Type	Expiration Date	Exercise Price	Number of Contracts	Fair Value	Unrealized Depreciation
Colgate-Palmolive Co.	Call	January 2010	$85	41	$1,435	$4,387
Fiserv, Inc.	Call	January 2010	50	48	1,200	1,152
NET UNREALIZED APPRECIATION ON WRITTEN OPTION CONTRACTS						$5,539

Annual Shareholder Report

Notes to Financial Statements (Continued)

The following is a summary of Mid Corp America Fund's written option activity for the year ended December 31, 2009:

Contracts	Number of Contracts	Premium
Outstanding at 12/31/2008	—	$—
Options written	660	83,978
Options expired	(400)	(44,459)
Options closed	—	—
Options exercised	(260)	(39,519)
Outstanding at 12/31/2009	—	$—

At December 31, 2009, Mid Corp America Fund had no outstanding options.

The following is a summary of New Economy Fund's written option activity for the year ended December 31, 2009:

Contracts	Number of Contracts	Premium
Outstanding at 12/31/2008	73	$32,181
Options written	5,025	1,385,318
Options expired	(158)	(61,180)
Options closed	(2,927)	(760,778)
Options exercised	(1,659)	(502,850)
Outstanding at 12/31/2009	354	$92,691

At December 31, 2009, New Economy Fund had the following outstanding options:

WRITTEN OPTION CONTRACTS

Contract	Type	Expiration Date	Exercise Price	Number of Contracts	Fair Value	Unrealized Appreciation (Depreciation)
CONSOL Energy, Inc.	Call	January 2010	$46	101	$42,420	$(7,374)
Life Technologies Corp.	Call	January 2010	50	153	39,015	(3,520)
Netflix, Inc.	Call	January 2010	60	46	1,840	7,222
Valmont Industries, Inc.	Call	January 2010	80	54	6,885	6,203
NET UNREALIZED APPRECIATION ON WRITTEN OPTION CONTRACTS						$2,531

The following is a summary of Real Strategies Fund's written option activity for the year ended December 31, 2009:

Contracts	Number of Contracts	Premium
Outstanding at 12/31/2008	2,141	$450,753
Options written	31,968	4,670,079
Options expired	(19,025)	(2,156,808)
Options closed	(9,195)	(1,944,149)
Options exercised	(2,562)	(570,017)
Outstanding at 12/31/2009	3,327	$449,858

Annual Shareholder Report

At December 31, 2009, Real Strategies Fund had the following outstanding options:

WRITTEN OPTION CONTRACTS

Contract	Type	Expiration Date	Exercise Price	Number of Contracts	Fair Value	Unrealized Appreciation (Depreciation)
American Water Works Co., Inc.	Call	January 2010	$22.5	230	$5,750	$4,370
Boston Properties, Inc.	Call	January 2010	70	179	13,425	20,047
Bucyrus International, Inc.	Call	January 2010	55	250	68,125	(29,376)
FMC Corp.	Call	January 2010	60	130	1,950	13,260
Halliburton Co.	Put	January 2010	26	250	1,250	22,499
Joy Global, Inc.	Put	February 2010	50	200	51,500	(7,101)
Kennametal, Inc.	Call	January 2010	25	269	34,970	15,332
Marathon Oil Corp.	Put	January 2010	32	300	31,500	(2,401)
Monsanto Co.	Call	January 2010	90	134	1,407	17,486
Parker Hannifin Corp.	Put	January 2010	55	180	31,050	(4,591)
POSCO	Call	January 2010	140	75	4,500	6,525
Suntech Power Holdings Co. Ltd	Put	February 2010	16	600	69,000	1,198
Syngenta AG	Put	March 2010	55	170	41,225	13,559
UltraShort 20+ Treasury ProShares	Call	January 2010	51	360	20,700	2,699
NET UNREALIZED APPRECIATION ON WRITTEN OPTION CONTRACTS						$73,506

The following is a summary of Situs Fund's written option activity for the year ended December 31, 2009:

Contracts	Number of Contracts	Premium
Outstanding at 12/31/2008	—	$—
Options written	36,281	8,092,062
Options expired	(11,374)	(2,745,821)
Options closed	(6,161)	(1,759,022)
Options exercised	(1,819)	(815,343)
Outstanding at 12/31/2009	16,927	$2,771,876

At December 31, 2009, Situs Fund had the following outstanding options:

WRITTEN OPTION CONTRACTS

Contract	Type	Expiration Date	Exercise Price	Number of Contracts	Fair Value	Unrealized Appreciation (Depreciation)
Albemarle Corp.	Call	March 2010	$35	400	$119,000	$(18,203)
Alliant Techsystems, Inc.	Call	February 2010	90	150	39,000	(3,451)
Arch Capital Group Ltd.	Call	March 2010	75	300	36,750	(351)
BB&T Corp.	Call	June 2010	29	700	53,900	36,533
Black Box Corp.	Call	March 2010	30	300	45,750	(1,651)
Cabela’s, Inc.	Call	June 2010	15	1,500	221,250	(98,253)
Deckers Outdoor Corp.	Call	January 2010	100	170	70,550	(18,711)
Dril-Quip, Inc.	Call	March 2010	55	200	95,000	(3,602)
Eagle Materials, Inc.	Call	April 2010	30	500	27,500	47,388
Eastman Chemical Co.	Call	March 2010	65	300	44,250	25,348
Fossil, Inc.	Call	March 2010	35	200	34,000	(4,601)
Fresh Del Monte Produce, Inc.	Call	June 2010	25	800	92,000	17,597

Annual Shareholder Report

Notes to Financial Statements (Continued)

Contract	Type	Expiration Date	Exercise Price	Number of Contracts	Fair Value	Unrealized Appreciation (Depreciation)
Garmin Ltd.	Call	April 2010	$33	450	$81,000	$10,733
Honda Motor Co., Ltd	Call	July 2010	35	300	72,000	(9,902)
Jacobs Engineering Group, Inc.	Call	July 2010	40	520	161,200	(22,364)
Netgear, Inc.	Call	March 2010	20	600	157,500	(57,303)
Newfield Exploration Co.	Call	January 2010	45	400	150,000	(81,202)
Oceanering International, Inc.	Call	April 2010	55	27	17,415	(2,376)
Overseas Shipholding Group, Inc.	Call	April 2010	40	250	148,750	(49,503)
Polo Ralph Lauren Corp.	Call	April 2010	85	180	75,600	4,858
Protective Life Corp.	Call	April 2010	20	1,000	60,000	41,997
Quanta Services, Inc.	Call	May 2010	20	1,000	240,000	(83,004)
Ryder System, Inc.	Call	February 2010	45	400	31,000	27,698
Sanderson Farms, Inc.	Call	May 2010	45	400	95,000	(4,202)
ScanSource, Inc.	Call	March 2010	25	400	120,000	(53,202)
Sigma Designs, Inc.	Call	April 2010	15	1,500	18,750	52,428
Terrra Industries, Inc.	Call	June 2010	40	500	162,500	(32,503)
Texas Industries, Inc.	Call	April 2010	40	500	86,250	24,752
Timken Co.	Call	March 2010	25	350	38,500	26,598
UGI Corp.	Call	July 2010	25	580	63,800	(7,541)
Universal Forest Products, Inc.	Call	April 2010	40	550	143,000	5,346
Weingarten Realty Investors	Call	April 2010	20	1,000	165,000	(16,939)
Werner Enterprises, Inc.	Call	March 2010	20	500	50,000	3,249
NET UNREALIZED DEPRECIATION ON WRITTEN OPTION CONTRACTS						$(244,339)

The following tables provide a summary of the fair value of derivative investments, not accounted for as hedging instruments, as of December 31, 2009, and the effect of derivative instruments on the Statements of Operations for the year ended December 31, 2009.

The fair value of Derivative Instruments as of December 31, 2009 is as follows:

	Asset Derivatives	Liability Derivatives
Primary Risk Exposure	Statements of Assets and Liabilities Location	Statements of Assets and Liabilities Location	Fund	Fair Value
Option Contracts		Options Written, at value	Dividend Capture Fund	$67,000
			Growth Fund	956,924
			Income Equity Fund	71,375
			Macro 100 Fund	2,635
			New Economy Fund	90,160
			Real Strategies Fund	376,352
			Situs Fund	3,016,215

	Investments, at value		Growth Fund	217,558
			Real Strategies Fund	27,200

The effect of Derivative Instruments on the Statements of Operations for the year ended December 31, 2009 is as follows:

Primary Risk Exposure	Location of Gain (Loss) on Derivatives Recognized in Income	Fund	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income
Option Contracts	Net Realized gain (loss) on option transactions/net change in unrealized appreciation/depreciation of investments and options	Dividend Capture Fund	$75,302	$27,118
		Growth Fund	365,959	(427,217)
		Income Equity Fund	(53,431)	14,816
		Macro 100 Fund	106,450	(56,996)
		Mid Corp America Fund	44,459	—
		New Economy Fund	(121,844)	(6,105)
		Real Strategies Fund	2,274,981	183,728
		Situs Fund	2,856,119	(244,339)

Annual Shareholder Report

Derivative positions open during the period and at period end are reflected for each Fund in the tables above. The volume of these positions relative to each Fund’s net assets at the close of the reporting period is generally higher than the volume of such positions at the beginning of the reporting period. The Funds value derivative instruments at fair value and recognize changes in fair value currently in the results on operations.

F.	Securities Lending

To generate additional income, the Funds may lend a certain percentage of their total assets, to the extent permitted by the 1940 Act or the rules or regulations thereunder, on a short-term basis to certain brokers, dealers or other financial institutions. In determining whether to lend to a particular broker, dealer or financial institution, the Advisor will consider all relevant facts and circumstances, including the size, creditworthiness and reputation of the borrower. Any loans made will be continuously secured by collateral in cash at least equal to 100% of the value of the securities on loan for the Funds, based on the prior day’s closing price. The Funds receive payments from borrowers equivalent to the dividends and interest that would have been earned on securities on loan. In addition, the Funds retain all or a portion of the interest received on investment of collateral or receive a fee from the borrower. Collateral is marked-to-market daily. One of the risks in lending portfolio securities, as with other extensions of credit, is the possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Although the loan is fully collateralized, if a borrower defaults, a Fund could lose money. There is also the risk that, when lending portfolio securities, the securities may not be available to a Fund on a timely basis and a Fund may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action. Loans are subject to termination by the Funds or the borrower at any time and, therefore, are not considered to be illiquid investments. PFPC Trust Company (“PFPC”) served as the sub-custodian for the securities lending program through October 12, 2009. PFPC retained a portion of the earnings from the investment and reinvestment of cash collateral and a portion of any loan fees paid by borrowers with respect to securities loans.

As of December 31, 2009, the Funds were not participating in a securities lending program.

G.	Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense, either upon demand by the Funds or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid. The Funds will not incur any registration costs upon such resale. The Funds’ restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value price as determined by the Trust’s Pricing Committee. At December 31, 2009, the Fixed Income Securities Fund and Short/Intermediate Fixed Income Securities Fund held illiquid restricted securities representing 3.3% and 4.1%, respectively, of net assets as listed below:

Issuer Description	Acquisition Date	Principal Amount	Cost	Value
Fixed Income Securities Fund:
Barrick International Bank Corp., 5.750%, 10/15/16	12/17/09	$2,000,000	$1,919,640	$2,083,824
MBNA America Bank Corp. N.A., 7.125%, 11/15/12	6/20/06	3,000,000	3,205,500	3,265,683
Verizon Wireless, 7.375%, 11/15/13	(a)	2,000,000	2,084,550	2,297,332
Short/Intermediate Fixed Income Securities Fund:
American Express Co., 5.250%, 11/21/11	(b)	2,000,000	1,974,280	2,097,354
MetLife Global Funding I, 5.125%, 11/9/11	3/5/08	2,000,000	2,060,600	2,093,918
Nationwide Building Society, 4.250%, 2/1/10	12/29/09	2,000,000	2,006,380	2,000,596

(a)	Purchased on various dates beginning 11/20/08.
(b)	Purchased on various dates beginning 1/13/09.

H.	Security Transactions and Related Income

During the period, investment transactions are accounted for no later than the first calculation of the NAV on the business day following the trade date. For financial reporting purposes, however, security transactions are accounted for on the trade date on the last business day of the reporting period. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Securities gains and losses are calculated on the identified cost basis. Interest income and expenses are accrued daily. Dividends, less foreign tax withholding (if any), are recorded on the ex-dividend date.

I.	Dividends and Distributions to Shareholders

Dividends from net investment income are declared daily and paid monthly for the Funds except as follows: Dividend Capture Fund, Income Equity Fund, Mortgage Securities Fund and Conservative Allocation Fund declare and pay dividends, if any, monthly; International Equity Fund, Macro 100 Fund, Mid Corp America Fund, New Economy Fund, Rotating Markets Fund, Situs Fund, Technical Opportunities Fund and Growth Allocation Fund declare and pay dividends, if any, annually; and Growth Fund, Real Strategies Fund and Balanced Allocation Fund declare and pay dividends, if any, quarterly. Dividends are declared separately for each class. No class has preferential rights; differences in per share dividend rates are

Annual Shareholder Report

Notes to Financial Statements (Continued)

generally due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends from net investment income and net realized gains are determined in accordance with the federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g. foreign currency gain/loss, paydowns, distributions and income received from pass through investments, and net investment loss adjustments), such amounts are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. Temporary differences are primarily due to market discounts, capital loss carryforwards and losses deferred due to wash sales, straddles, and return of capital from investments.

Certain of the Funds may own shares of real estate investments trusts (“REITs”) which report information on the source of their distributions annually. Distributions received from investments in REITs in excess of income from underlying investments are recorded as realized gain and/or as a reduction to the cost of the individual REIT.

J.	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses specific to a class are charged to that class.

Except for the daily dividend Funds, expenses not directly attributable to a Fund are allocated proportionally among various Funds or all Funds within the Trust in relation to the net assets of each Fund or on another reasonable basis. For the daily dividend Funds, expenses not directly attributable to a Fund are allocated pursuant to the “settled shares method.” Income and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

K.	Federal Income Taxes

It is the policy of each Fund to qualify or continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

Withholding taxes on foreign interest, dividends and capital gains with respect to International Equity Fund, Real Strategies Fund, Situs Fund and Technical Opportunities Fund have been provided for in accordance with each applicable country’s tax rules and rates.

As of December 31, 2009, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for each Fund was as follows:

Fund	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)*
Tax-Free Money Market Fund	$98,293,396	$—	$—	$—
Money Market Fund	458,196,243	—	—	—
Ohio Municipal Money Market Fund	253,805,969	—	—	—
U.S. Treasury Money Market Fund	315,990,175	—	—	—
Dividend Capture Fund	83,895,033	6,990,255	(3,764,365)	3,225,890
Growth Fund	116,485,242	34,379,389	(2,656,489)	31,722,900
Income Equity Fund	101,717,400	12,461,020	(3,569,039)	8,891,981
International Equity Fund	289,168,708	56,759,434	(14,430,251)	42,329,183
Macro 100 Fund	27,833,834	4,662,632	(2,345,316)	2,317,316
Mid Corp America Fund	97,068,236	47,920,432	(5,800,206)	42,120,226
New Economy Fund	50,471,740	4,439,229	(3,727,948)	711,281
Real Strategies Fund	86,413,141	3,343,688	(15,385,238)	(12,041,550)
Rotating Markets Fund	37,803,276	6,189,967	(21,850)	6,168,117
Situs Fund	138,285,235	38,528,085	(12,270,534)	26,257,551
Technical Opportunities Fund	8,448,126	1,275,768	(14,748)	1,261,020
Fixed Income Securities Fund	223,038,904	10,675,773	(825,537)	9,850,236
Intermediate Government Income Fund	109,547,815	4,153,431	(275,263)	3,878,168
Mortgage Securities Fund	99,853,988	3,858,850	(746,777)	3,112,073
Ohio Tax-Free Fund	44,192,302	1,071,253	(138,046)	933,207
Short/Intermediate Fixed Income Securities Fund	145,118,483	4,066,245	(125,259)	3,940,986
Balanced Allocation Fund	12,720,380	606,106	(16,100)	590,006
Conservative Allocation Fund	10,957,198	277,384	(4,951)	272,433
Growth Allocation Fund	12,236,696	760,474	(21,764)	738,710

*	The differences between the book-basis unrealized appreciation/(depreciation) are attributable primarily to: tax deferral of losses on wash sales, the differences between book and tax amortization methods for premium and market discount, differences related to partnership investments, the realization for tax purposes of unrealized gains/losses on investments in passive foreign investment companies and the return of capital adjustments from real estate investment trusts.

Annual Shareholder Report

As of December 31, 2009, for federal income tax purposes, the following Funds had capital loss carryforwards available to offset future gains, if any, to the extent provided by the Treasury regulations:

Fund	Amount	Expires
Tax-Free Money Market Fund	$232	2011
Tax-Free Money Market Fund	1,529	2012
Tax-Free Money Market Fund	5,818	2013
Tax-Free Money Market Fund	4,861	2014
Tax-Free Money Market Fund	1,434	2015
Tax-Free Money Market Fund	60,543	2016
Tax-Free Money Market Fund	55,252	2017
Money Market Fund	440,755	2011
Money Market Fund	3,032	2012
Money Market Fund	7,224	2013
Money Market Fund	921	2014
Money Market Fund	106	2015
Ohio Municipal Money Market Fund	463	2012
Ohio Municipal Money Market Fund	25,291	2013
Ohio Municipal Money Market Fund	7,739	2014
Ohio Municipal Money Market Fund	12,350	2015
Ohio Municipal Money Market Fund	193,762	2017
Dividend Capture Fund	10,810,813	2016
Dividend Capture Fund	23,672,687	2017
Growth Fund	11,342,958	2016
Growth Fund	14,935,490	2017
Income Equity Fund	3,400,693	2016
Income Equity Fund	23,534,169	2017
International Equity Fund	19,366,897	2017
Macro 100 Fund	6,793,287	2016
Macro 100 Fund	828,373	2017

Fund	Amount	Expires
Mid Corp America Fund	$414,346	2016
Mid Corp America Fund	39,312	2017
New Economy Fund	2,180,297	2016
New Economy Fund	21,860,170	2017
Real Strategies Fund	1,193,027	2016
Real Strategies Fund	15,849,394	2017
Rotating Markets Fund	2,167,913	2016
Rotating Markets Fund	5,422,440	2017
Situs Fund	14,263,710	2017
Technical Opportunities Fund	1,554,752	2016
Technical Opportunities Fund	1,310,624	2017
Fixed Income Securities Fund	1,035,978	2017
Mortgage Securities Fund	6,916	2016
Mortgage Securities Fund	771,527	2017
Ohio Tax-Free Fund	89,568	2017
Short/Intermediate Fixed Income Securities Fund	612,397	2013
Short/Intermediate Fixed Income Securities Fund	1,409,364	2014
Short/Intermediate Fixed Income Securities Fund	299,850	2015
Short/Intermediate Fixed Income Securities Fund	850,465	2016
Short/Intermediate Fixed Income Securities Fund	277,960	2017

During the year ended December 31, 2009, the Money Market Fund and Intermediate Government Income Fund utilized $41,682 and $81,075, respectively, in capital loss carryforwards.

The tax character of distributions paid during the fiscal year ended December 31, 2009, was as follows:

	Distributions Paid From*
Fund	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Tax Return of Capital	Total Distributions Paid
Tax-Free Money Market Fund	$—	$—	$—	$106,763	$—	$106,763
Money Market Fund	119,933	—	119,933	—	—	119,933
Ohio Municipal Money Market Fund	—	—	—	260,936	—	260,936
U.S. Treasury Money Market Fund	75,445	—	75,445	—	—	75,445
Dividend Capture Fund	3,273,481	—	3,273,481	—	181,686	3,455,167
Growth Fund	33,067	—	33,067	—	—	33,067
Income Equity Fund	2,900,265	—	2,900,265	—	78,559	2,978,824
International Equity Fund	2,999,359	599,753	3,599,112	—	—	3,599,112
Macro 100 Fund	59,957	—	59,957	—	255	60,212
Mid Corp America Fund	326,636	—	326,636	—	42,088	368,724
Real Strategies Fund	702,404	—	702,404	—	35,377	737,781
Rotating Markets Fund	425,209	—	425,209	—	—	425,209
Situs Fund	234,007	252,704	486,711	—	159,010	645,721
Technical Opportunities Fund	58,282	—	58,282	—	—	58,282
Fixed Income Securities Fund	7,908,394	592,803	8,501,197	—	—	8,501,197
Intermediate Government Income Fund	3,739,795	347	3,740,142	—	—	3,740,142
Mortgage Securities Fund	3,437,734	—	3,437,734	—	66,854	3,504,588
Ohio Tax-Free Fund	8	—	8	1,165,927	—	1,165,935
Short/Intermediate Fixed Income Securities Fund	3,171,340	—	3,171,340	—	—	3,171,340
Balanced Allocation Fund	74,568	—	74,568	—	—	74,568
Conservative Allocation Fund	96,902	—	96,902	—	—	96,902
Growth Allocation Fund	60,680	—	60,680	—	—	60,680

*	The tax character of distributions paid may differ from the character of distributions shown on the statements of changes in net assets due to short-term capital gains being treated as ordinary income for tax purposes.

Annual Shareholder Report

Notes to Financial Statements (Continued)

The tax character of distributions paid during the fiscal year ended December 31, 2008, was as follows:

	Distributions Paid From*
Fund	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Tax Return of Capital	Total Distributions Paid
Tax-Free Money Market Fund	$9,683	$—	$9,683	$1,602,565	$—	$1,612,248
Money Market Fund	17,903,379	—	17,903,379	—	—	17,903,379
Ohio Municipal Money Market Fund	169	—	169	5,197,163	—	5,197,332
U.S. Treasury Money Market Fund	6,897,594	—	6,897,594	—	—	6,897,594
Dividend Capture Fund	5,098,695	684,241	5,782,936	—	368,414	6,151,350
Growth Fund	236,787	22,437,499	22,674,286	—	—	22,674,286
Income Equity Fund	3,478,901	698,474	4,177,375	—	108,709	4,286,084
International Equity Fund	3,151,854	11,568,398	14,720,252	—	—	14,720,252
Macro 100 Fund	198,558	—	198,558	—	201	198,759
Mid Corp America Fund	73,319	4,059,748	4,133,067	—	27,537	4,160,604
New Economy Fund	—	—	—	—	43,917	43,917
Real Strategies Fund	335,636	—	335,636	—	156,586	492,222
Rotating Markets Fund	381,843	799,812	1,181,655	—	—	1,181,655
Situs Fund	116,307	3,579,072	3,695,379	—	—	3,695,379
Technical Opportunities Fund	—	—	—	—	29,784	29,784
Fixed Income Securities Fund	7,579,789	421,225	8,001,014	—	—	8,001,014
Intermediate Government Income Fund	4,448,889	—	4,448,889	—	—	4,448,889
Mortgage Securities Fund	3,285,385	71,572	3,356,957	—	—	3,356,957
Ohio Tax-Free Fund	17,591	39,040	56,631	975,082	—	1,031,713
Short/Intermediate Fixed Income Securities Fund	2,873,272	—	2,873,272	—	—	2,873,272

*	The tax character of distributions paid may differ from the character of distributions shown on the statements of changes in net assets due to short-term capital gains being treated as ordinary income for tax purposes.

As of December 31, 2009, the components of accumulated earnings (deficit) were as follows:

Fund	Undistributed Tax Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Deficit)
Tax-Free Money Market Fund	$—	$—	$—	$—	$—	$(129,669)	$—	$(129,669)
Money Market Fund	—	—	—	—	—	(452,038)	—	(452,038)
Ohio Municipal Money Market Fund	—	—	—	—	—	(239,605)	—	(239,605)
U.S. Treasury Money Market Fund	—	193	—	193	—	—	—	193
Dividend Capture Fund	—	—	—	—	—	(36,386,691)	3,253,008	(33,133,683)
Growth Fund	—	404	—	404	—	(26,278,448)	31,295,683	5,017,639
Income Equity Fund	—	—	—	—	—	(28,131,219)	8,906,797	(19,224,422)
International Equity Fund	—	980	—	980	—	(20,166,690)	42,332,186	22,166,476
Macro 100 Fund	—	—	—	—	—	(8,341,513)	2,322,855	(6,018,658)
Mid Corp America Fund	—	—	—	—	—	(552,268)	42,120,226	41,567,958
New Economy Fund	—	—	—	—	—	(25,917,580)	713,812	(25,203,768)
Real Strategies Fund	—	—	—	—	—	(17,056,129)	(11,968,044)	(29,024,173)
Rotating Markets Fund	—	2,697	—	2,697	—	(7,590,353)	6,168,117	(1,419,539)
Situs Fund	—	—	—	—	—	(16,409,119)	26,013,417	9,604,298
Technical Opportunities Fund	—	2,739	—	2,739	—	(2,865,376)	1,261,020	(1,601,617)
Fixed Income Securities Fund	—	—	—	—	(178)	(1,211,649)	9,850,236	8,638,409
Intermediate Government Income Fund	—	—	268,465	268,465	—	—	3,878,168	4,146,633
Mortgage Securities Fund	—	—	—	—	—	(778,443)	3,112,073	2,333,630
Ohio Tax-Free Fund	1	—	—	1	—	(93,259)	933,207	839,949
Short/Intermediate Fixed Income Securities Fund	—	—	—	—	—	(3,450,036)	3,940,986	490,950
Balanced Allocation Fund	—	88,762	—	88,762	—	—	590,006	678,768
Conservative Allocation Fund	—	32,031	—	32,031	—	—	272,433	304,464
Growth Allocation Fund	—	116,583	—	116,583	—	—	738,710	855,293

*	The differences between the book-basis unrealized appreciation (depreciation) are attributable primarily to: tax deferral of losses on wash sales, the differences between book and tax amortization methods for premium and market discount, and the return of capital adjustments from real estate investment trusts.

Annual Shareholder Report

Net capital losses incurred after October 31 and within the taxable year are deemed to arise of the first business day of the Funds' next taxable year. For the year ended December 31, 2009, the Funds deferred post-October capital losses and post-October currency losses as follows:

Fund	Post October Losses	Post October Currency Losses
Dividend Capture Fund	$1,903,191	$—
Income Equity Fund	1,196,357	—
International Equity Fund	498,911	300,882
Macro 100 Fund	719,853	—
Mid Corp America Fund	98,610	—
New Economy Fund	1,877,113	—
Real Strategies Fund	13,708	—
Situs Fund	2,145,409	—
Fixed Income Securities Fund	175,671	—
Ohio Tax-Free Fund	3,691	—

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then). Management believes there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

L.	Subsequent Events

Management of the Funds has evaluated the need for disclosures and/or adjustments resulting from subsequent events through February 18, 2010, which is the date these financial statements were issued. Based on this evaluation, the Funds report the following:

On January 29, 2010, a Special Meeting of shareholders of The Huntington Funds was held to:

1) Elect three (3) trustees to hold office for an indefinite period:

	For	Against	Abstained
Alistair Jessiman	1,260,958,475	—	914,807
B. Randolph Bateman	1,260,953,680	—	919,602
William H. Zimmer III	1,260,947,836	—	925,446

2) Change the fundamental investment goal of Huntington Short/Intermediate Fixed Income Securities Fund

For	Against	Abstained
7,182,248	4,465	—

(3)	Investment Advisory Fee and Other Transactions with Affiliates

Investment Advisory Fee—Huntington Asset Advisors, Inc. (the “Adviser”), a subsidiary of The Huntington National Bank (“Huntington”), serves as the Funds’ investment adviser. The Adviser receives a fee for its services, computed daily and paid monthly, based on a percentage of each Fund’s average daily net assets on a tiered basis, according to the table below:

	Tiered Annual Rate:
Fund	Up to $500 million	On the next $500 million	In Excess of $1 billion
Tax-Free Money Market Fund	0.30%	0.25%	0.20%
Money Market Fund	0.30%	0.25%	0.20%
Ohio Municipal Money Market Fund	0.30%	0.25%	0.20%
Dividend Capture Fund	0.75%	0.70%	0.65%
Growth Fund	0.60%	0.55%	0.50%
Income Equity Fund	0.60%	0.55%	0.50%
International Equity Fund	1.00%	0.95%	0.90%
Macro 100 Fund	0.75%	0.70%	0.65%
Mid Corp America Fund	0.75%	0.70%	0.65%
New Economy Fund	0.85%	0.80%	0.75%
Real Strategies Fund	0.75%	0.70%	0.65%
Rotating Markets Fund	0.50%	0.45%	0.40%
Situs Fund	0.75%	0.70%	0.65%
Technical Opportunities Fund	0.75%	0.70%	0.65%
Fixed Income Securities Fund	0.50%	0.45%	0.40%
Intermediate Government Income Fund	0.50%	0.45%	0.40%
Mortgage Securities Fund	0.50%	0.45%	0.40%
Ohio Tax-Free Fund	0.50%	0.45%	0.40%
Short/Intermediate Fixed Income Securities Fund	0.50%	0.45%	0.40%

Prior to May 1, 2009, the Adviser received a single rate fee for its services, computed daily and paid monthly, based on a percentage of each Fund’s average daily net assets (except for the Tax-Free Money Market Fund, Money Market Fund and Ohio Municipal Money Market Fund) as listed in the table above beneath the caption “Up to $500 Million”.

The U.S. Treasury Money Market Fund pays the Adviser a fee of 0.20% of its average daily net assets, computed daily and paid monthly. Each of Balanced Allocation Fund, Conservative Allocation Fund and Growth Allocation Fund pays the Adviser a fee of 0.10% of its average daily net assets, computed daily and paid monthly. The Adviser has agreed to contractually waive all or a portion of its investment advisory fee for Balanced Allocation Fund, Conservative Allocation Fund and Growth Allocation Fund (based on average daily net assets) to which it is otherwise entitled to receive and/or to reimburse

Annual Shareholder Report

Notes to Financial Statements (Continued)

certain operating expenses of Balanced Allocation Fund, Conservative Allocation Fund and Growth Allocation Fund in order to limit the total direct net annual operating expenses and acquired (underlying) fund operating expenses to not more than 1.90% of the average daily net assets of each of Balanced Allocation Fund, Conservative Allocation Fund and Growth Allocation Fund through July 31, 2010.

Huntington and the Adviser may also pay out of their reasonable profits and other resources (including those of their affiliates) advertising, marketing, and other expenses for the benefit of the Funds.

Consulting Fee—Laffer Investments, Inc. acts as a consultant (“the Consultant”) to the Adviser for Macro 100 Fund. The Adviser pays the Consultant a fee for its services. Neither the Trust nor the Macro 100 Fund is liable for payment of this fee.

Administrative and Financial Administration Fees—Huntington is the Administrator to the Trust, and Unified Fund Services, Inc. (“Unified”), an affiliate of Huntington, is the Sub-Administrator. Prior to April 1, 2009, Federated Services Co. was Sub-Administrator to the Trust under an agreement with Huntington. As Administrator, Huntington provides the Funds with certain administrative services. As Sub-Administrator, Unified provides the Funds with certain administrative personnel, and generally assists with the provision of administrative services necessary to operate the Funds. The Administrator pays the Sub-Administrator a fee for the services it provides to the Trust. Huntington also provides portfolio accounting services to the Funds. Huntington has sub-contracted certain fund accounting services to Citi Fund Services Ohio, Inc. (“Citi” or “Sub-Financial Administrator”). Citi is paid directly by Huntington, not the Funds, for these services. The fees paid for administrative, sub-administrative, financial administrative and sub-financial administrative services are based on the level of average net assets of each Fund for the period, subject to minimum fees in certain circumstances.

Huntington provides administrative and financial administration and accounting services at the following annual rate on a tiered basis:

Maximum Administrative Fee	Average Daily Net Assets of the Trust
0.1822%	On the first $4 billion
0.1650%	On the next $2 billion
0.1575%	On the next $2 billion
0.1450%	On assets in excess of $8 billion

There is no minimum annual fee per fund or class of shares.

Prior to April 1, 2009, Huntington received the following fees at an annual rate on a tiered basis:

Maximum Administrative Fee	Average Daily Net Assets of the Trust
0.1835%	On the first $4 billion
0.1650%	On the next $2 billion
0.1575%	On the next $2 billion
0.1450%	On assets in excess of $8 billion

Distribution and Shareholder Services Fees—The Funds have adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the terms of the Plan, the Funds will compensate qualified intermediaries for distribution services in connection with Class A Shares and Class B Shares not to exceed 0.25% and 0.75% of the daily net assets of each Fund’s Class A Shares and Class B Shares, respectively. Institutional Shares are not subject to Rule 12b-1 fees. Class A Shares, Class B Shares and Institutional Shares are also subject to a shareholder services fee not to exceed 0.25% of the daily net assets of such shares. For the year ended December 31, 2009, Huntington and its affiliates received $4,664,841 in shareholder service fees. For the period April 1, 2009 to December 31, 2009, Unified Financial Securities, Inc., the Funds’ distributor, received underwriter commissions of $50,124 earned on sales of Class A Shares. Prior to April 1, 2009, Edgewood Services, Inc. was distributor to the Funds and received commissions of $35,100 earned on sales of Class A Shares and from redemption of Class A and Class B Shares. For the year ended December 31, 2009, the Funds re-allowed $457,418 to affiliated broker-dealers of the Funds.

Transfer and Dividend Disbursing Agent Fees and Expense—Unified is the transfer and dividend disbursing agent for the Funds. For its services, Unified receives a yearly fixed amount per shareholder account, subject to a yearly minimum fee of $12,000 for each of the Funds. Unified is also entitled to receive additional amounts that may be activity or time-based charges, plus reimbursement for out-of-pocket expenses.

Custodian Fees—Huntington serves as custodian for each of the Funds. Brown Brothers Harriman serves as sub-custodian for International Equity Fund’s, Real Strategies Fund’s, Situs Fund’s and Technical Opportunities Fund’s foreign assets. Prior to May 26, 2009, State Street Bank and Trust Company served as International Equity Fund’s custodian for both foreign and domestic assets and the Bank of New York Mellon served as sub-custodian of Real Strategies Fund’s, Situs Fund’s and Technical Opportunities Fund’s foreign assets and received fees for these services. Huntington and Brown Brothers Harriman receive fees based on the level of each Fund’s average daily net assets for the period, plus out-of-pocket expenses.

Compliance Services—The Trust has contracted with Huntington to provide a Chief Compliance Officer to the Trust, for which it pays Huntington $125,000 annually.

General—Certain officers of the Trust are Officers, Directors and/or Trustees of the above companies.

Annual Shareholder Report

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Funds may invest in a certain affiliated money market fund which is managed by the Advisor. Income distributions earned from investments in this fund are recorded as income from affiliates in the accompanying financial statements. A summary of each Fund’s investment in such affiliated money market fund (Huntington Money Market Fund) is set forth below:

Fund	12/31/08 Market Value	Purchases	Sales	12/31/09 Market Value	Income
Dividend Capture Fund	$1,066,449	$23,536,226	$(23,594,371)	$1,008,304	$400
Growth Fund	4,802,921	40,085,611	(44,372,984)	515,548	2,846
Income Equity Fund	824,125	36,636,548	(36,617,247)	843,426	804
International Equity	—	77,399,906	(68,522,855)	8,877,051	887
Macro 100 Fund	390,262	11,990,292	(10,293,154)	2,087,400	701
Mid Corp America Fund	6,852,029	31,137,819	(31,043,105)	6,946,743	2,966
New Economy Fund	2,270,234	33,937,301	(31,612,602)	4,594,933	1,003
Real Strategies Fund	599	36,774,644	(28,008,826)	8,766,417	2,216
Rotating Markets Fund	1,561,043	17,315,008	(16,863,353)	2,012,698	993
Situs Fund	583,711	84,489,610	(83,567,861)	1,505,460	1,477
Technical Opportunities Fund	630,956	4,057,509	(4,474,379)	214,085	227
Fixed Income Securities Fund	2,903,014	94,113,075	(91,934,073)	5,082,016	1,559
Intermediate Government Income Fund	3,300,707	43,945,837	(45,103,141)	2,143,403	1,367
Mortgage Securities Fund	3,152,409	43,115,076	(43,485,916)	2,781,569	1,592
Short/Intermediate Fixed Income Securities Fund	3,132,281	85,686,791	(83,557,150)	5,261,922	1,743

Additionally, Balanced Allocation Fund, Conservative Allocation Fund and Growth Allocation Fund invest in other Funds within the Trust. A summary of these investments in affiliated Funds is set forth below:

Balanced Allocation Fund*	12/31/08 Market Value	Purchases	Sales	12/31/09 Market Value	Income
Money Market Fund	$—	$2,058,742	$(1,890,303)	$168,439	$6
Dividend Capture Fund	—	677,904	(65,978)	658,235	9,668
Growth Fund	—	1,790,301	(497,088)	1,360,546	92
Income Equity Fund	—	2,039,899	(758,145)	1,392,759	9,938
International Equity	—	2,779,139	(240,393)	2,727,944	16,171
Macro 100 Fund	—	621,242	(176,454)	485,037	1,026
Mid Corp America Fund	—	817,247	(241,985)	636,592	1,753
New Economy Fund	—	729,558	(383,135)	366,926	—
Situs Fund	—	2,322,516	(1,364,315)	1,081,195	2,241
Fixed Income Securities Fund	—	2,365,702	(163,223)	2,212,275	26,874
Intermediate Government Income Fund	—	1,103,910	(73,505)	1,031,894	11,837
Mortgage Securities Fund	—	619,539	(32,755)	594,823	5,918
Short/Intermediate Fixed Income Securities Fund	—	630,533	(42,160)	593,721	5,099

Conservative Allocation Fund*	12/31/08 Market Value	Purchases	Sales	12/31/09 Market Value	Income
Money Market Fund	$—	$1,371,543	$(1,247,722)	$123,821	$5
Dividend Capture Fund	—	386,959	(189,619)	216,561	3,407
Growth Fund	—	604,454	(182,541)	447,260	31
Income Equity Fund	—	690,662	(273,295)	457,610	3,540
International Equity	—	921,740	(100,279)	896,554	5,342
Macro 100 Fund	—	268,622	(123,664)	159,612	339
Mid Corp America Fund	—	270,750	(83,346)	209,368	579
New Economy Fund	—	520,260	(403,807)	121,007	—
Situs Fund	—	1,198,602	(889,773)	355,064	739
Fixed Income Securities Fund	—	4,380,691	(294,527)	4,113,792	54,329
Intermediate Government Income Fund	—	2,044,028	(129,992)	1,919,886	23,926
Mortgage Securities Fund	—	1,144,004	(56,694)	1,104,907	11,914
Short/Intermediate Fixed Income Securities Fund	—	1,167,875	(75,455)	1,104,188	10,296

Annual Shareholder Report

Notes to Financial Statements (Continued)

Growth Allocation Fund*	12/31/08 Market Value	Purchases	Sales	12/31/09 Market Value	Income
Money Market Fund	$—	$1,935,149	$(1,712,575)	$222,574	$5
Dividend Capture Fund	—	858,428	(85,937)	831,893	12,443
Growth Fund	—	2,247,197	(615,734)	1,717,941	117
Income Equity Fund	—	2,564,003	(950,212)	1,757,710	12,865
International Equity	—	3,505,347	(309,296)	3,440,856	20,382
Macro 100 Fund	—	778,173	(218,174)	612,087	1,294
Mid Corp America Fund	—	1,041,019	(317,515)	802,306	2,208
New Economy Fund	—	922,094	(483,619)	464,258	—
Situs Fund	—	2,956,481	(1,749,394)	1,364,686	2,826
Fixed Income Securities Fund	—	979,322	(104,703)	878,910	11,003
Intermediate Government Income Fund	—	457,103	(47,276)	410,555	4,853
Mortgage Securities Fund	—	256,918	(23,878)	236,406	2,414
Short/Intermediate Fixed Income Securities Fund	—	261,254	(28,277)	235,224	2,082

*	Reflects operations for the period from July 31, 2009 (commencement of operations) to December 31, 2009.

Effective June 15, 2009, the Tax-Free Money Market Fund, Money Market Fund, Ohio Municipal Money Market Fund and U.S. Treasury Money Market Fund (collectively the “Money Market Funds”) entered into a fee waiver and expense reimbursement agreement with the Adviser whereby the Adviser has agreed to waive fees or reimburse expenses in amounts necessary to maintain a minimum yield of 0.01% and in which the Money Market Funds have agreed to repay amounts that were waived or reimbursed by the Adviser for a period up to three years after such waiver or reimbursement was made to the extent that such repayments would not cause the yield of a class to decrease below 0.01%. As of December 31, 2009, the following amounts have been waived or reimbursed by the Adviser and are subject to repayment by the respective Fund:

Fund	Amount Waived or Reimbursed	Expiring Beginning December 31,
Tax-Free Money Market Fund	$158,548	2012
Money Market Fund	1,526,152	2012
Ohio Municipal Money Market Fund	506,451	2012
U.S. Treasury Money Market Fund	1,437,890	2012

(4)	Rotating Markets Fund, Real Strategies Fund, Technical Opportunities Fund, Balanced Allocation Fund, Conservative Allocation Fund and Growth Allocation Fund Structure

Rotating Markets Fund, Real Strategies Fund, Technical Opportunities Fund, Balanced Allocation Fund, Conservative Allocation Fund and Growth Allocation Fund (“Investing Funds”), in accordance with their prospectus, seek to achieve their investment objectives by investing in other investment companies (“Underlying Funds”) with similar investment objectives. As a result, investors in the Investing Funds incur expenses of both the Investing Funds and Underlying Funds, including transaction costs related to the purchases and sales of Underlying Fund shares.

(5)	Investment Transactions

Purchases and sales of investments, excluding short-term securities, for the fiscal year ended December 31, 2009, were as follows:

Fund	Purchases	Sales
Dividend Capture Fund	$74,476,678	$75,207,903
Growth Fund	164,325,493	174,733,678
Income Equity Fund	86,011,785	88,034,835
International Equity Fund	126,373,994	64,579,880
Macro 100 Fund	8,692,626	2,178,343
Mid Corp America Fund	21,209,650	12,736,934
New Economy Fund	48,381,760	55,001,520
Real Strategies Fund	33,167,650	17,073,692
Rotating Markets Fund	79,820,888	77,132,691
Situs Fund	60,516,851	30,622,991
Technical Opportunities Fund	33,133,513	30,585,703
Fixed Income Securities Fund	95,517,124	61,578,064
Intermediate Government Income Fund	29,465,310	31,539,521
Mortgage Securities Fund	38,763,005	22,939,706
Ohio Tax-Free Fund	19,143,587	8,494,095
Short/Intermediate Fixed Income Securities Fund	97,913,581	54,723,601
Balanced Allocation Fund	16,470,210	4,039,137
Conservative Allocation Fund	13,587,894	2,802,992
Growth Allocation Fund	16,794,103	4,934,015

Purchases and sales of long-term U.S. government securities, for the year ended December 31, 2009, were as follows:

Fund	Purchases	Sales
Fixed Income Securities Fund	$41,554,396	$18,105,532
Intermediate Government Income Fund	27,466,150	29,784,179
Mortgage Securities Fund	38,405,952	21,298,927
Short/Intermediate Fixed Income Securities Fund	41,638,902	31,979,872

(6)	Concentration of Credit Risk

Since each of Ohio Municipal Money Market Fund and Ohio Tax-Free Fund invest a substantial portion of their assets in issuers located in the state of Ohio, they will be more susceptible to factors adversely affecting issuers of Ohio than would be a comparable tax-exempt mutual fund that invests nationally. In order to reduce the credit risk associated with such factors, at December 31, 2009, the securities in the portfolio of investments are backed by letters of credit or bond insurance from various financial institutions and financial guaranty assurance agencies, as indicated on each Fund’s Portfolio of Investments.

Annual Shareholder Report

(7)	Other Tax Information (unaudited)

For the year ended December 31, 2009, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2009 Form 1099-DIV.

For the year ended December 31, 2009, the following Funds paid qualified dividend income:

Fund	Qualified Dividend Income
Dividend Capture Fund	100%
Growth Fund	100%
Income Equity Fund	100%
International Equity Fund	100%
Macro 100 Fund	100%
Mid Corp America Fund	100%
Real Strategies Fund	100%
Rotating Markets Fund	100%
Situs Fund	100%
Technical Opportunities Fund	100%
Balanced Allocation Fund	25%
Conservative Allocation Fund	11%
Growth Allocation Fund	29%

For the taxable year ended December 31, 2009, the following percentage of ordinary income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

Fund	Dividends Received Deduction
Dividend Capture Fund	94%
Growth Fund	100%
Income Equity Fund	100%
Macro 100 Fund	100%
Mid Corp America Fund	100%
Real Strategies Fund	74%
Rotating Markets Fund	52%
Situs Fund	100%
Balanced Allocation Fund	14%
Conservative Allocation Fund	6%
Growth Allocation Fund	16%

The Funds designate the following amounts as long-term capital gain distributions. The amounts designated may not agree with long term capital gains in the tax character of distribution table due to utilization of earnings and profits distributed to shareholders on redemption of shares.

Fund	Long Term Capital Gains Paid Amount
International Equity Fund	$599,753
Situs Fund	252,704
Fixed Income Securities Fund	592,803
Intermediate Government Income Fund	347

For the year ended December 31, 2009, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The following Funds designated the following percentage of ordinary dividends paid as qualified interest income distribution:

Qualified Interest Income
Money Market Fund	100%
U.S. Treasury Money Market Fund	44%
Intermediate Government Income Fund	100%
Mortgage Securities Fund	92%
Short/Intermediate Fixed Income Securities Fund	100%
Balanced Allocation Fund	48%
Conservative Allocation Fund	73%

The Funds designated the following amounts as short term capital gain distributions:

Fund	Short Term Capital Gains Paid Amount
U.S. Treasury Money Market Fund	$192
Balanced Allocation Fund	4,820
Conservative Allocation Fund	5,813
Growth Allocation Fund	4,110

The International Equity Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Foreign source income and foreign tax expense per outstanding shares on December 31, 2009 are as follows:

	Foreign Source Income	Foreign Tax Expense
International Equity Fund	$0.28	$0.02

The pass-through of the foreign tax credit will only affect those persons who are shareholders on the dividend record date in December 2009. These shareholders will receive more detailed information along with their 2009, Form 1009-DIV.

For the year ended December 31, 2009, certain Funds designated the maximum allowable, but not less than the following amounts, as tax-exempt dividends:

Fund	Amount
Tax-Free Money Market Fund	$106,763
Ohio Municipal Money Market Fund	260,936
Ohio Tax-Free Fund	1,165,897

Annual Shareholder Report

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of The Huntington Funds:

We have audited the accompanying statements of assets and liabilities of the Huntington Tax-Free Money Market Fund, Huntington Money Market Fund, Huntington Ohio Municipal Money Market Fund, Huntington U.S. Treasury Money Market, Huntington Dividend Capture Fund, Huntington Growth Fund, Huntington Income Equity Fund, Huntington International Equity Fund, Huntington Macro 100 Fund, Huntington Mid Corp America Fund, Huntington New Economy Fund, Huntington Real Strategies Fund, Huntington Rotating Market Fund, Huntington Situs Fund, Huntington Technical Opportunities Fund, Huntington Fixed Income Securities Fund, Huntington Intermediate Government Income Fund, Huntington Mortgage Securities Fund, Huntington Ohio Tax-Free Fund, Huntington Short/Intermediate Fixed Income Securities Fund, Huntington Balanced Allocation Fund, Huntington Conservative Allocation Fund, and Huntington Growth Allocation Fund (twenty-three of the portfolios constituting The Huntington Funds, collectively referred to as the “Funds”), including the portfolios of investments, as of December 31, 2009, and the related statements of operations for the year or period then ended, and the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of The Huntington Funds identified above at December 31, 2009, the results of their operations for the year or period then ended, and the changes in their net assets and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Columbus, Ohio

February 22, 2010

Annual Shareholder Report

Board of Trustees and Trust Officers

The following tables give information about the Independent Trustees (Trustees who are not “interested persons” of the Trust, as defined in the 1940 Act), Interested Trustees (Trustees who are “interested persons” of the Trust, as defined in the 1940 Act) and the senior officers of the Trust. Each Trustee oversees all portfolios of the Trust and serves for an indefinite term (subject to mandatory retirement provisions). Unless otherwise noted, the business address of each person listed below is c/o The Huntington Funds, 2960 North Meridian Street, Suite 300, Attention: Huntington Trust Officer, Indianapolis, IN. Unless otherwise noted, each officer is elected annually. The Huntington Funds consists of 36 portfolios. Each Trustee serves as Trustee for all portfolios of The Huntington Funds. The Funds’ Statement of Additional Information includes additional information about The Huntington Funds’ Trustees and is available, without charge and upon request, by calling 1-800-253-0412.

Interested Trustees’ Background

Name Age Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
B. Randolph Bateman* Age: 60 PRESIDENT AND TRUSTEE Began Serving: February 2008

Principal Occupations: President and Chief Investment Officer, Huntington Asset Advisors, Inc. (February 2001 to present); Chief Investment Officer, The Huntington National Bank (October 2000 to present).

Previous Positions: Senior Vice President, Star Bank (June 1988 to October 2000).

Other Directorships Held: None.

Thomas J. Westerfield** Age: 54 TRUSTEE Began serving: January 2001	Principal Occupation: Since August 2005, of Counsel, Dinsmore & Shohl LLP (law firm). Previous Position: From 1993 to 2005, of Counsel, Cors & Bassett LLC (law firm). Other Directorships Held: None.

*	B. Randolph Bateman has been deemed an Interested Trustee due to the positions he holds with The Huntington National Bank and its subsidiaries.
**	Thomas J. Westerfield has been deemed an Interested Trustee due to the position he holds with Dinsmore & Shohl LLP, which may be retained to provide legal services to Huntington.

Independent Trustees’ Background

Name Age Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
David S. Schoedinger* Age: 67 CHAIRMAN OF THE BOARD and TRUSTEE Began serving: June 1999

Principal Occupation: Since 1965, Chairman of the Board and Funeral Director, Schoedinger Funeral Service. Since 1987, CEO, Schoedinger Financial Services, Inc.

Previous Position: From 1992 to 1993, President, Board of Directors of National Selected Morticians (national trade association for morticians).

Other Directorships Held: None.

Alistair Jessiman Age: 52 TRUSTEE Began serving: January 2010

Principal Occupation: Managing Director, Novantas LLC (September 2005 to present) (Specialist research and advisory firm); President/Founder, Wallace & Mackenzie, Inc. (January 2001 to September 2005) (management consulting firm);

Previous Positions: Managing Director or Vice President of various departments, J.P. Morgan (1979 to 2001).

Other Directorships Held: Board Member, The Alger Funds; Board Member, National Foundation for Teaching Entrepreneurship.

Tadd C. Seitz Age: 68 TRUSTEE Began serving: July 2006

Principal Occupation: Retired

Previous Positions: Chairman and Chief Executive Officer, the Scotts Company (June 1983 - March 1995); Interim Chief Executive Officer (February 1996 - July 1996).

Other Directorships Held: None.

Mark D. Shary Age: 49 TRUSTEE Began serving: July 2006

Principal Occupations: Private investor (2007 to present).

Previous Position: President, Bostech Corporation (2000 - 2002); Chief Executive Officer and President, Best-Transport.com, Inc. (2003 to 2007).

Other Directorships Held: None.

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Board of Trustees and Trust Officers (Continued)

Independent Trustees’ Background (Continued)

Name Age Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
William H. Zimmer, III Age: 56 TRUSTEE Began Serving: December 2006

Principal Occupation: Independent Consultant (February 2009 to present).

Previous Positions: Assistant Treasurer, Dana Corporation (September 2006 to February 2009) (manufacturing); Vice President and Manager, Global Treasury Management, National City Bank (January 2004 to January 2006); Vice President, Treasury Management Operations, Provident Bank (June 2003 to January 2004); Financial Consultant (April 2001 to June 2003).

Other Directorships Held: None.

*	David S. Schoedinger became Chairman of the Funds on April 30, 2003.

Officers

Name Age Address Positions Held with Trust Date Service Began	Principal Occupation(s) and Previous Positions
R. Jeffrey Young Age: 45 CHIEF EXECUTIVE OFFICER Began Serving: February 2010

Principal Occupations: Senior Vice President, Unified (January 2010 to present); Managing Director, Chief Operating Officer, WealthStone (2007 to present); Senior Vice President, Operations, BISYS Fund Services (2006 to 2007); and Senior Vice President/Vice President, Client Services, BISYS Fund Services (1994 to 2006).

Previous Positions: Vice President, Shareholder Services, BISYS Fund Services (1997 to 1998); Manager, Product Development, BISYS Fund Services (1993 to 1994); and Senior Consultant, The Heebink Group/Broadway & Seymour (1989 to 1993).

Matthew J. Miller Age: 33 VICE PRESIDENT Began Serving: February 2010	Principal Occupations: Vice President, Relationship Management, Unified (2008 to present). Previous Position: Vice President, Transfer Agency Operations, Unified (2002 to 2008).
David R. Carson Age: 51 3805 Edwards Road, Suite 3805 Cincinnati, OH CHIEF COMPLIANCE OFFICER and ANTI-MONEY LAUNDERING OFFICER Began Serving: September 2005

Principal Occupations: Chief Compliance Officer and Anti-Money Laundering Officer of the Trust (September 2005 to present).

Previous Positions: Treasurer and Assistant Treasurer of the Huntington Funds, Huntington Asset Advisors, Inc. (February 2002 to February 2005); Vice President and Private Financial Group Marketing Manager, Huntington National Bank (June 2001 to September 2005); Trust Officer, Firstar Bank (October 1982 to February 2001).

Joel B. Engle Age: 44 3435 Stelzer Road Columbus, OH TREASURER Began Serving: December 2009

Principal Occupation: Senior Vice President Fund Administration, Citi Fund Services Ohio, Inc. (December 2007 to present).

Previous Positions: Vice President, Financial Reporting, Spectrum Global Fund Administration (March 2007 to December 2007); Vice President, Fund Administration, Citi Fund Services Ohio, Inc. (February 2006 to March 2007); and Self-employed, retail business owner (April 2003 to February 2006).

Alicia G. Powell Age: 34 225 Fifth Avenue Pittsburgh, PA SECRETARY Began Serving: May 2007	Principal Occupation: Partner, Reed Smith LLP (January 2008 to present). Previous Position: Associate, Reed Smith LLP (September 2000 to January 2008).

Annual Shareholder Report

Investment Contract Review Disclosure

BOARD OF TRUSTEES’ CONSIDERATION OF INVESTMENT ADVISORY AGREEMENTS FOR THE HUNTINGTON FUNDS (the “Funds”)

The Board of Trustees is responsible for determining whether to approve the Funds’ investment advisory agreements. At meetings held on August 5 and 6, 2009, the Board, including a majority of the independent Trustees, approved the investment advisory agreements between Huntington Asset Advisors, Inc. (the “Advisor”) and the Funds. At a meeting held on November 5, 2009, the Board, including a majority of the independent Trustees, approved the investment advisory agreement with respect to the Huntington Technical Opportunities Fund (together with the above agreements, the “Advisory Agreements”) between the Advisor and that Fund. Pursuant to the Advisory Agreements between the Advisor and the Funds, the Advisor provides advisory services to the Funds.

During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving each of the Advisory Agreements, the Board, including a majority of the independent Trustees, considered many factors, the most significant of which were: (1) the nature of the services provided to the Funds by the Advisor in relation to the advisory fees; (2) the individual performance of the Funds; (3) the Advisor’s costs and the profits realized through providing the Funds with advisory services; (4) whether the Advisor has realized or may realize economies of scale in providing services to the Funds and if these economies are shared with the Funds; and (5) a comparison of the fees and performance of comparable funds.

Nature, Extent and Quality of Services in Relation to the Advisory Fees—In considering the nature, extent and quality of the services provided by the Advisor, the Board reviewed information relating to the Advisor’s operations and personnel. Among other things, the Advisor provided descriptions of its organizational and management structure, biographical information on its supervisory and portfolio management staff on a fund-by-fund basis, and financial information. The Trustees also took into account the financial condition of the Advisor with respect to its ability to provide the services required under the Advisory Agreements. The Board determined that the nature, extent and quality of the services provided by the Advisor, in relation to the advisory fees, were acceptable.

Individual Performance of the Funds—The Board reviewed the Funds’ short-term and long-term performance records and the Advisors’ management styles in relation to comparable funds and appropriate benchmarks. The Board noted that the Board reviews on a quarterly basis detailed information about the Funds’ performance. The Board also reviewed various comparative data for each of the Funds provided to them in connection with their consideration of the renewal of the Advisory Agreements, including, among other information, each Fund’s performance compared to similar funds based on information provided by Lipper Inc. (“Lipper”) for the one-, three-, five- and ten-year periods, as applicable, ending June 30, 2009.

Advisor’s Costs and the Profits Realized Through Providing the Funds With Advisory Services—In considering the reasonableness of the advisory fees, the Board reviewed information provided by the Advisor setting forth all revenues and other benefits, both direct and indirect, received by the Advisor and its affiliates attributable to managing each of the Funds individually, the cost of providing such services and the resulting profitability to the Advisor and its affiliates from these relationships. The Trustees determined that the profitability of the Advisor was acceptable in relation to the nature and quality of services provided to the Funds. The Board also took into consideration the Advisor’s agreement with the four money market funds, effective June 15, 2009, whereby the Advisor agreed to waive all or a portion of its investment advisory fee and/or reimburse certain operating expenses of each money market fund to the extent necessary to ensure that each money market fund maintains a positive yield of at least 0.01%.

Economies of Scale in Providing Services to the Funds and Whether These Economies Are Shared With the Funds—The Board also considered the effect of the Funds’ growth and size on their performance and fees. The Board noted that, as of May 1, 2009, each Advisory Agreement, except the U.S. Treasury Money Market Fund, would be subject to a breakpoint schedule under which the advisory fee would be reduced incrementally when asset levels increase up to $500 million, increase from $500 million to $1 billion and exceed $1 billion. The Board noted that the Funds’ Advisory Agreements will reflect the implementation of the investment advisory fee breakpoints for each respective Fund. The Board further noted that the Money Market Fund and Ohio Municipal Money

Annual Shareholder Report

Investment Contract Review Disclosure (Continued)

Market Fund previously had advisory fee breakpoints in place. In addition, the Board also noted that the administration fee charged to all of the Funds included fee breakpoints, which allowed the Funds to realize economies of scale as the assets of the Funds increased over time.

Comparison of the Fees and Performance of Comparable Funds—With respect to the Funds’ performance and fees, the Board considered comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board used peer group information for bank distributed funds provided by Morningstar with respect to its comparable fee analysis for the Funds’ Institutional Shares. The Board considered performance information based on the performance of the Funds’ Institutional Shares, and considered the performance of Class A Shares where Institutional Shares did not exist. The Board also received information concerning fees charged by the Advisor to other accounts, but did not consider that information to be as relevant in light of the differences in services provided.

Other Considerations—The Board also requests and receives substantial and detailed information about the Funds and the Advisor on a regular basis. The Advisor provides much of this information at each regular meeting of the Board and furnishes additional reports in connection with the Board’s formal review of the Advisory Agreements. The Board may also receive information between regular meetings relating to particular matters as the need arises. The Board’s evaluation of the Advisory Agreements is informed by reports covering such matters as: the Advisor’s investment philosophy, personnel, and processes; operating strategies; the Funds’ short- and long term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitive funds and/or other benchmarks, as appropriate) and comments on reasons for performance. The Board also considered reports concerning the Funds’ expenses (including the advisory fee itself and the overall expense structure of the Funds, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Funds’ portfolio securities; the nature and extent of the advisory and other services provided to the Funds by the Advisor and its affiliates; compliance and audit reports concerning the Funds (including communications from regulatory agencies), as well as the Advisor’s responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Funds and the Advisor are responding to them. In the course of their deliberations regarding the Advisory Agreements, the Board also evaluated, among other things, the Advisor’s ability to supervise each of the Fund’s other service providers and its compliance program.

The Board based its decision to approve the Advisory Agreements on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above are relevant to each of the Funds, nor does the Board consider any one of them to be determinative. With respect to the factors that are relevant, the Board’s decision to approve the Advisory Agreements reflects its determination that the Advisor’s performance and actions provide an acceptable basis to support the decision to continue the existing arrangements.

While attention was given to all information furnished, the following discusses the primary factors relevant to the Board’s decisions. In each case, the Board concluded that the Funds’ performance was acceptable and that the Funds’ advisory and total fees were reasonable in light of the quality and nature of services provided by the Advisor and its affiliates.

Huntington Dividend Capture Fund

Among other data considered, the Board noted that the Fund outperformed its Lipper peer group for the one-, three- and five-year periods ended June 30, 2009. The Fund outperformed its benchmark for the one- and five-year periods ended June 30, 2009 but underperformed its benchmark for the three-year period ended the same date. The Board also noted that the Fund’s combined net advisory fee and administrative fee and total expenses were above the medians of its peer group.

Annual Shareholder Report

Huntington Fixed Income Securities Fund

Among other data considered, the Board noted that the Fund outperformed its Lipper peer group for the one-, three-, five- and ten-year periods ended June 30, 2009. The Fund outperformed its benchmark for the one- and three-year periods ended June 30, 2009, but underperformed its benchmark for the five- and ten-year periods ended the same date. The Board also noted that the Fund’s combined net advisory fee and administrative fee and total expenses were above the medians of its peer group.

Huntington Growth Fund

Among other data considered, the Board noted that the Fund underperformed both its Lipper peer group and its benchmark for the one-, three-, five- and ten-year periods ended June 30, 2009. The Board also noted that the Fund’s combined net advisory fee and administrative fee and total expenses are below the median of its peer group.

Huntington Income Equity Fund

Among other data considered, the Board noted that the Fund underperformed its Lipper peer group but outperformed its benchmark for the one-year period ended June 30, 2009. The Fund underperformed both its Lipper peer group and its benchmark for the three-, five- and ten-year periods ended June 30, 2009. The Board also noted that the Fund’s combined net advisory fee and administrative fee and total expenses were above the median of its peer group.

Huntington Intermediate Government Income Fund

Among other data considered, the Board noted that the Fund outperformed its Lipper peer group for the one-, three-, five- and ten-year periods ended June 30, 2009. The Fund outperformed its benchmark for the one- and three-year periods ended June 30, 2009, but underperformed its benchmark for the five- and ten-year periods ended the same date. The Board also noted that the Fund’s combined net advisory fee and administrative fee and total expenses were above the medians of its peer group.

Huntington International Equity Fund

Among other data considered, the Board noted that the Fund outperformed its Lipper peer group and its benchmark for the one-, three- and five-year periods ended June 30, 2009. The Board also noted that the Fund’s combined net advisory fee and administrative fee and total expenses were above the medians of its peer group.

Huntington Macro 100 Fund

Among other data considered, the Board noted that the Fund outperformed its Lipper peer group and its benchmark for the one-year period ended June 30, 2009. The Fund underperformed its Lipper peer group and its benchmark for the three- and five-year periods ended the same date. The Board also noted that the Fund’s combined net advisory fee and administrative fee and total expenses were above the medians of its peer group.

Huntington Mid Corp America Fund

Among other data considered, the Board noted that the Fund outperformed its Lipper peer group for the one-, three- and five-year periods ended June 30, 2009. The Fund underperformed its benchmark for the one-, three- and five-year periods ended June 30, 2009. The Board also noted that the Fund’s combined net advisory fee and administrative fee and total expenses were above the medians of its peer group.

Huntington Money Market Fund

Among other data considered, the Board noted that the Fund underperformed its Lipper peer group for the one-, three- and five-year periods ended June 30, 2009. The Board also noted that the Fund underperformed its benchmark for the one-year period ended June 30, 2009. The Board also noted that the Fund’s combined net advisory fee and administrative fee and total expenses were above the medians of its peer group.

Annual Shareholder Report

Investment Contract Review Disclosure (Continued)

Huntington Mortgage Securities Fund

Among other data considered, the Board noted that the Fund outperformed its Lipper peer group for the three-, five- and ten-year periods ended June 30, 2009 and underperformed its Lipper peer group for the one-year period ended the same date. The Fund underperformed its benchmark for the one-, three-, five- and ten-year periods ended June 30, 2009. The Board also noted that the Fund’s combined net advisory fee and administrative fee and total expenses were above the medians of its peer group.

Huntington New Economy Fund

Among other data considered, the Board noted that the Fund underperformed its Lipper peer group and its benchmark for the one-, three- and five-year periods ended June 30, 2009. The Board also noted that the Fund’s combined net advisory fee and administrative fee and total expenses were above the medians of its peer group.

Huntington Ohio Municipal Money Market Fund

Among other data considered, the Board noted that the Fund underperformed its peer group for the one-, three- and five-year periods ended June 30, 2009. The Board also noted that the Fund underperformed its benchmark for the one-year period ended June 30, 2009. The Board also noted that the Fund’s combined net advisory fee and administrative fee and the Fund’s total expenses were above the median of its peer group.

Huntington Ohio Tax-Free Fund

Among other data considered, the Board noted that the Fund outperformed its Lipper peer group for the one-year period ended June 30, 2009, and underperformed its Lipper peer group for the three-, five- and ten-year periods ended the same date. The Fund underperformed its benchmark for the one-, three-, five- and ten-year periods ended June 30, 2009. The Board also noted that the Fund’s combined net advisory fee and administrative fee and total expenses were above the medians of its peer group.

Huntington Real Strategies Fund

Among other data considered, the Board noted that inception date of the Fund was May 1, 2007, and that the Fund underperformed its Lipper peer group and its benchmark for the one-year period ended June 30, 2009. The Board also noted that the Fund’s combined net advisory fee and administrative fee and total expenses were above the medians of its peer group.

Huntington Rotating Markets Fund

Among other data considered, the Board noted that the Fund outperformed its Lipper peer group and its benchmark for the one-, three- and five-year periods ended June 30, 2009. The Board also noted that the Fund’s combined net advisory fee and administrative fee ant total expenses were above the median of its peer group.

Huntington Short/Intermediate Fixed Income Securities Fund

Among other data considered, the Board noted that the Fund outperformed its Lipper peer group for the one- and three-year periods ended June 30, 2009, and underperformed its Lipper peer group for the five- and ten-year periods ended the same date. The Fund underperformed its benchmark for the one-, three-, five- and ten-year periods ended June 30, 2009. The Board also noted that the Fund’s combined net advisory fee and administrative fee and total expenses were above the medians of its peer group.

Huntington Situs Fund

Among other data considered, the Board noted that the Fund outperformed its Lipper peer group and benchmark for the three- and five-year periods ended June 30, 2009, but underperformed its Lipper peer group and benchmark for the one-year period ended the same date. The Board also noted that the Fund’s combined net advisory fee and administrative fee and total expenses were above the medians of its peer group.

Annual Shareholder Report

Huntington Technical Opportunities Fund

Among other data considered, the Board noted that the Fund underperformed its peer group and benchmark for the one-year period ended June 30, 2009. The Board also noted that the Fund’s combined net advisory fee and administrative fee and total expenses were above the medians of its peer group.

Huntington U.S. Treasury Money Market Fund

Among other data considered, the Board noted that the Fund underperformed its peer group for the one-, three, five- and ten-year periods ended June 30, 2009. The Fund underperformed its benchmark for the one-year period ended the same date. The Board also noted that the Fund’s combined net advisory fee and administrative fee and total expenses were above the medians of its peer group.

Huntington Tax-Free Money Market Fund

Among other data considered, the Board noted that the Fund underperformed its peer group for the one-, three- and five-year periods ended June 30, 2009. The Board also noted that the Fund underperformed its benchmark for the one-year period ended June 30, 2009. The Board also noted that the Fund’s combined net advisory fee and administrative fee and the Fund’s total expenses were above the median of its peer group.

Annual Shareholder Report

Investment Contract Review Disclosure (Continued)

BOARD OF TRUSTEES’ CONSIDERATION OF INVESTMENT ADVISORY AGREEMENTS FOR THE HUNTINGTON FUNDS

At a meeting held on June 15, 2009, the Board, including a majority of the independent Trustees, approved the investment advisory agreement (the “Advisory Agreement”) between Huntington Asset Advisors, Inc. (the “Advisor”) and The Huntington Funds (the “Trust”) with respect to the Huntington Balanced Allocation Fund, the Huntington Conservative Allocation Fund and the Huntington Growth Allocation Fund (the “Allocation Funds”). Pursuant to the Advisory Agreement between the Advisor and the Trust, the Advisor provides advisory services to the Allocation Funds.

During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving the Advisory Agreement, the Board, including a majority of the independent Trustees, considered many factors, the most significant of which were: (1) the nature, extent and quality of the services to be provided to the Allocation Funds by the Advisor in relation to the advisory fees; (2) whether the Advisor will recognize economies of scale in providing services to the Allocation Funds and if these economies will be shared with the Allocation Funds; and (3) a comparison of the fees of comparable funds. Performance, costs of services and profitability were not considered as the Allocation Funds had not commenced operations.

Nature, Extent and Quality of Services in Relation to the Advisory Fees—In considering the nature, extent and quality of the services provided by the Advisor, the Board reviewed information relating to the Advisor’s operations and personnel. Among other things, the Advisor provided descriptions of its organizational and management structure, biographical information on its supervisory and portfolio management staff and financial information. The Trustees also took into account the financial condition of the Advisor with respect to its ability to provide the services required under the Advisory Agreement. The Board was very familiar with the services to be provided by the Advisor as the Advisor serves as such for the other funds in The Huntington Funds complex. The Board determined that the nature, extent and quality of the services to be provided by the Advisor, in relation to the proposed advisory fees, were acceptable.

Economies of Scale in Providing Services to the Funds and Whether These Economies Are Shared With the Funds—The Board also considered the effect of the Allocation Funds’ size on their fees. The Board considered the fees under the Advisory Agreement and possible economies of scale that may be realized as the assets of the Allocation Funds grow. The Board concluded that in the near future, the Allocation Funds would not likely be large enough to realize economies of scale. In addition, the Board also noted that the administration fee charged to the Allocation Funds included fee breakpoints, which would allow the Allocation Funds to realize economies of scale as the assets of the Allocation Funds increased over time.

Comparison of the Fees and Performance of Comparable Funds—With respect to the Allocation Funds’ fees, the Board considered comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board noted that the proposed fees and estimated total expenses appeared to be in line with comparable funds.

Other Considerations—The Board also requests and receives substantial and detailed information about the other funds in the Huntington Funds complex on a regular basis. The Advisor provides information at each of the regular meetings of the Board and furnishes additional reports in connection with the Board’s formal review of other advisory arrangements. The Board may also receive information between regular meetings relating to particular matters as the need arises. The Board’s evaluation of the Advisory Agreement is informed by reports covering such matters as: the Advisor’s investment philosophy, personnel, and processes; operating strategies; the Huntington Funds’ short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to their particular investment programs and certain competitive funds and/or other benchmarks, as appropriate) and comments on reasons for performance. The Board also considered reports concerning the Huntington Funds’ expenses (including the advisory fee itself and the overall expense structure of the Allocation Funds, both in absolute terms and relative to similar and/or competing funds, with due regard for

Annual Shareholder Report

contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Huntington Funds’ portfolio securities; the nature and extent of the advisory and other services provided to the Allocation Funds by the Advisor and its affiliates; compliance and audit reports concerning the Huntington Funds (including communications from regulatory agencies), as well as the Advisor’s responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Allocation Funds and the Advisor are responding to them. In the course of their deliberations regarding the Advisory Agreement, the Board also evaluated, among other things, the Advisor’s ability to supervise each Allocation Fund’s other service providers and their compliance programs.

The Board based its decision to approve the Advisory Agreement on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. The Board did not consider any one of the factors identified above to be determinative.

Annual Shareholder Report

Supplemental Information (Unaudited)

Shareholder Expense Examples

Fund Expenses—As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees, distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire six-month period from July 1, 2009 to December 31, 2009.

Actual Expenses—The “Actual” lines of the table provide information about actual account values and actual expenses. You may use the information on this line for the class of shares you hold, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes—The “Hypothetical” lines of the table provide information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the “Hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value, July 1, 2009	Ending Account Value, December 31, 2009	Expenses Paid During Period(1)	Annualized Expense Ratio
Tax-Free Money Market Fund
Institutional Shares	Actual	$1,000.00	$1,000.00	$3.38	0.67%
	Hypothetical (2)	$1,000.00	$1,021.83	$3.41	0.67%
Class A Shares	Actual	$1,000.00	$1,000.00	$3.38	0.67%
	Hypothetical (2)	$1,000.00	$1,021.83	$3.41	0.67%

Money Market Fund
Institutional Shares	Actual	$1,000.00	$1,000.10	$1.61	0.32%
	Hypothetical (2)	$1,000.00	$1,023.59	$1.63	0.32%
Class A Shares	Actual	$1,000.00	$1,000.00	$1.61	0.32%
	Hypothetical (2)	$1,000.00	$1,023.59	$1.63	0.32%
Class B Shares	Actual	$1,000.00	$1,000.10	$1.61	0.32%
	Hypothetical (2)	$1,000.00	$1,023.59	$1.63	0.32%
Interfund	Actual	$1,000.00	$1,000.00	$1.61	0.32%
	Hypothetical (2)	$1,000.00	$1,023.59	$1.63	0.32%
Ohio Municipal Money Market Fund
Institutional Shares	Actual	$1,000.00	$1,000.20	$3.13	0.62%
	Hypothetical (2)	$1,000.00	$1,022.08	$3.16	0.62%
Class A Shares	Actual	$1,000.00	$1,000.10	$3.18	0.63%
	Hypothetical (2)	$1,000.00	$1,022.03	$3.21	0.63%
U.S. Treasury Money Market Fund
Institutional Shares	Actual	$1,000.00	$1,000.10	$0.76	0.15%
	Hypothetical (2)	$1,000.00	$1,024.45	$0.77	0.15%
Class A Shares	Actual	$1,000.00	$1,000.00	$0.76	0.15%
	Hypothetical (2)	$1,000.00	$1,024.45	$0.77	0.15%

Annual Shareholder Report

		Beginning Account Value, July 1, 2009	Ending Account Value, December 31, 2009	Expenses Paid During Period(1)	Annualized Expense Ratio
Dividend Capture Fund
Institutional Shares	Actual	$1,000.00	$1,224.70	$8.02	1.43%
	Hypothetical (2)	$1,000.00	$1,018.00	$7.27	1.43%
Class A Shares	Actual	$1,000.00	$1,223.20	$9.41	1.68%
	Hypothetical (2)	$1,000.00	$1,016.74	$8.54	1.68%
Class B Shares	Actual	$1,000.00	$1,217.70	$12.19	2.18%
	Hypothetical (2)	$1,000.00	$1,014.22	$11.07	2.18%
Growth Fund
Institutional Shares	Actual	$1,000.00	$1,175.70	$6.69	1.22%
	Hypothetical (2)	$1,000.00	$1,019.06	$6.21	1.22%
Class A Shares	Actual	$1,000.00	$1,174.20	$8.06	1.47%
	Hypothetical (2)	$1,000.00	$1,017.80	$7.48	1.47%
Class B Shares	Actual	$1,000.00	$1,171.70	$10.78	1.97%
	Hypothetical (2)	$1,000.00	$1,015.27	$10.01	1.97%
Income Equity Fund
Institutional Shares	Actual	$1,000.00	$1,258.40	$7.06	1.24%
	Hypothetical (2)	$1,000.00	$1,018.95	$6.31	1.24%
Class A Shares	Actual	$1,000.00	$1,257.50	$8.48	1.49%
	Hypothetical (2)	$1,000.00	$1,017.69	$7.58	1.49%
Class B Shares	Actual	$1,000.00	$1,253.40	$11.30	1.99%
	Hypothetical (2)	$1,000.00	$1,015.17	$10.11	1.99%
International Equity Fund
Institutional Shares	Actual	$1,000.00	$1,208.80	$8.91	1.60%
	Hypothetical (2)	$1,000.00	$1,017.14	$8.13	1.60%
Class A Shares	Actual	$1,000.00	$1,206.70	$10.29	1.85%
	Hypothetical (2)	$1,000.00	$1,015.88	$9.40	1.85%
Class B Shares	Actual	$1,000.00	$1,205.30	$13.06	2.35%
	Hypothetical (2)	$1,000.00	$1,013.36	$11.93	2.35%
Macro 100 Fund
Institutional Shares	Actual	$1,000.00	$1,229.20	$8.71	1.55%
	Hypothetical (2)	$1,000.00	$1,017.39	$7.88	1.55%
Class A Shares	Actual	$1,000.00	$1,227.80	$10.11	1.80%
	Hypothetical (2)	$1,000.00	$1,016.13	$9.15	1.80%
Class B Shares	Actual	$1,000.00	$1,224.70	$12.90	2.30%
	Hypothetical (2)	$1,000.00	$1,013.61	$11.67	2.30%
Mid Corp America Fund
Institutional Shares	Actual	$1,000.00	$1,222.30	$7.73	1.38%
	Hypothetical (2)	$1,000.00	$1,018.25	$7.02	1.38%
Class A Shares	Actual	$1,000.00	$1,221.30	$9.13	1.63%
	Hypothetical (2)	$1,000.00	$1,016.99	$8.29	1.63%
Class B Shares	Actual	$1,000.00	$1,217.30	$11.90	2.13%
	Hypothetical (2)	$1,000.00	$1,014.47	$10.82	2.13%
New Economy Fund
Institutional Shares	Actual	$1,000.00	$1,176.30	$8.61	1.57%
	Hypothetical (2)	$1,000.00	$1,017.29	$7.98	1.57%
Class A Shares	Actual	$1,000.00	$1,174.00	$9.97	1.82%
	Hypothetical (2)	$1,000.00	$1,016.03	$9.25	1.82%
Class B Shares	Actual	$1,000.00	$1,173.00	$12.71	2.32%
	Hypothetical (2)	$1,000.00	$1,013.51	$11.77	2.32%

Annual Shareholder Report

Supplemental Information (Unaudited) (Continued)

		Beginning Account Value, July 1, 2009	Ending Account Value, December 31, 2009	Expenses Paid During Period(1)	Annualized Expense Ratio
Real Strategies Fund
Institutional Shares	Actual	$1,000.00	$1,223.40	$7.79	1.39%
	Hypothetical (2)	$1,000.00	$1,018.20	$7.07	1.39%
Class A Shares	Actual	$1,000.00	$1,221.40	$9.18	1.64%
	Hypothetical (2)	$1,000.00	$1,016.94	$8.34	1.64%
Class B Shares	Actual	$1,000.00	$1,217.40	$11.96	2.14%
	Hypothetical (2)	$1,000.00	$1,014.42	$10.87	2.14%
Rotating Markets Fund
Institutional Shares	Actual	$1,000.00	$1,192.90	$6.63	1.20%
	Hypothetical (2)	$1,000.00	$1,019.16	$6.11	1.20%
Class A Shares	Actual	$1,000.00	$1,192.10	$8.01	1.45%
	Hypothetical (2)	$1,000.00	$1,017.90	$7.37	1.45%
Class B Shares	Actual	$1,000.00	$1,192.20	$10.77	1.95%
	Hypothetical (2)	$1,000.00	$1,015.38	$9.91	1.95%
Situs Fund
Institutional Shares	Actual	$1,000.00	$1,246.70	$7.87	1.39%
	Hypothetical (2)	$1,000.00	$1,018.20	$7.07	1.39%
Class A Shares	Actual	$1,000.00	$1,244.40	$9.28	1.64%
	Hypothetical (2)	$1,000.00	$1,016.94	$8.34	1.64%
Class B Shares	Actual	$1,000.00	$1,241.90	$12.09	2.14%
	Hypothetical (2)	$1,000.00	$1,014.42	$10.87	2.14%
Technical Opportunities Fund
Institutional Shares	Actual	$1,000.00	$1,209.40	$9.97	1.79%
	Hypothetical (2)	$1,000.00	$1,016.18	$9.10	1.79%
Class A Shares	Actual	$1,000.00	$1,207.30	$11.35	2.04%
	Hypothetical (2)	$1,000.00	$1,014.92	$10.36	2.04%
Class B Shares	Actual	$1,000.00	$1,205.70	$14.12	2.54%
	Hypothetical (2)	$1,000.00	$1,012.40	$12.88	2.54%
Fixed Income Securities Fund
Institutional Shares	Actual	$1,000.00	$1,030.20	$5.63	1.10%
	Hypothetical (2)	$1,000.00	$1,019.66	$5.60	1.10%
Class A Shares	Actual	$1,000.00	$1,028.90	$6.90	1.35%
	Hypothetical (2)	$1,000.00	$1,018.40	$6.87	1.35%
Class B Shares	Actual	$1,000.00	$1,026.40	$9.45	1.85%
	Hypothetical (2)	$1,000.00	$1,015.88	$9.40	1.85%
Intermediate Government Income Fund
Institutional Shares	Actual	$1,000.00	$1,017.20	$5.64	1.11%
	Hypothetical (2)	$1,000.00	$1,019.61	$5.65	1.11%
Class A Shares	Actual	$1,000.00	$1,015.90	$6.91	1.36%
	Hypothetical (2)	$1,000.00	$1,018.35	$6.92	1.36%
Class B Shares	Actual	$1,000.00	$1,014.30	$9.44	1.86%
	Hypothetical (2)	$1,000.00	$1,015.83	$9.45	1.86%
Mortgage Securities Fund
Institutional Shares	Actual	$1,000.00	$1,037.80	$5.75	1.12%
	Hypothetical (2)	$1,000.00	$1,019.56	$5.70	1.12%
Class A Shares	Actual	$1,000.00	$1,036.20	$7.03	1.37%
	Hypothetical (2)	$1,000.00	$1,018.30	$6.97	1.37%
Class B Shares	Actual	$1,000.00	$1,033.50	$9.58	1.87%
	Hypothetical (2)	$1,000.00	$1,015.78	$9.50	1.87%

Annual Shareholder Report

		Beginning Account Value, July 1, 2009	Ending Account Value, December 31, 2009	Expenses Paid During Period(1)	Annualized Expense Ratio
Ohio Tax-Free Fund
Institutional Shares	Actual	$1,000.00	$1,026.60	$6.18	1.21%
	Hypothetical (2)	$1,000.00	$1,019.11	$6.16	1.21%
Class A Shares	Actual	$1,000.00	$1,024.90	$7.45	1.46%
	Hypothetical (2)	$1,000.00	$1,017.85	$7.43	1.46%
Class B Shares	Actual	$1,000.00	$1,022.80	$9.99	1.96%
	Hypothetical (2)	$1,000.00	$1,015.32	$9.96	1.96%
Short/Intermediate Fixed Income Securities Fund
Institutional Shares	Actual	$1,000.00	$1,029.50	$5.63	1.10%
	Hypothetical (2)	$1,000.00	$1,019.66	$5.60	1.10%
Class A Shares	Actual	$1,000.00	$1,028.20	$6.90	1.35%
	Hypothetical (2)	$1,000.00	$1,018.40	$6.87	1.35%
Balanced Allocation Fund
Class A Shares	Actual*	$1,000.00	$1,080.30	$2.72	0.62%
	Hypothetical (2)	$1,000.00	$1,022.08	$3.16	0.62%
Conservative Allocation Fund
Class A Shares	Actual*	$1,000.00	$1,041.30	$3.10	0.72%
	Hypothetical (2)	$1,000.00	$1,021.58	$3.67	0.72%
Growth Allocation Fund
Class A Shares	Actual*	$1,000.00	$1,092.10	$2.30	0.52%
	Hypothetical (2)	$1,000.00	$1,022.58	$2.65	0.52%

(1)	Expenses are equal to the Fund's annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The annualized expense ratios reflect reimbursement of expenses by the Funds' Adviser for the period beginning July 1, 2009 through December 31, 2009. The "Financial Highlights" tables in the Funds' financial statements, included in the report, also show the gross expense ratios, without such reimbursements.
(2)	Hypothetical assumes 5% annual return before expenses.
*	Information shown reflects values using the expense ratio for the period from July 31, 2009 (date of commencement of operations) to December 31, 2009.

Annual Shareholder Report

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A copy of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in the Funds’ portfolios, as well as a record of how the Funds voted any such proxies during the most recent 12-month period ended June 30, is available without charge and upon request by calling 1-800-253-0412 or at www.huntingtonfunds.com. This information is also available from the EDGAR database on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

The Funds file with the SEC a complete schedule of their portfolio holdings, as of the close of the first and third quarters of their fiscal year, on “Form N-Q.” These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (call 1-202-551-8090 for information on the operation of the Public Reference Room.) You may also access this information at www.huntingtonfunds.com by selecting “Form N-Q”.

The Huntington National Bank, a subsidiary of Huntington Bancshares, Inc., is the Administrator, Financial Administrator and Custodian of The Huntington Funds. Unified Fund Services, Inc. serves as the Sub-Administrator and is affiliated with the Huntington National Bank. Citi Fund Services Ohio, Inc. serves as Sub-Fund Accountant. Additionally, Brown Brothers Harriman & Co. is the Sub-Custodian of certain of the Funds. Huntington Asset Advisors, Inc., a subsidiary of the Huntington National Bank, serves as Investment Adviser to the Funds. Unified Financial Securities, Inc. serves as the Distributor of The Huntington Funds and is affiliated with the Huntington National Bank.

Mutual funds, including money market funds, are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

This report is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus which contains facts concerning the Funds’ objectives and policies, management fees, expenses and other information.

Cusip 446327504	Cusip 446327538
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Huntington Funds Shareholder Services: 1-800-253-0412

27057 (2/10)

Annual Shareholder Report

December 31, 2009

Huntington Global Select Markets Fund

Class A Shares

Institutional Shares

Huntington Global Select Markets Fund            December 31, 2009

Portfolio of Investments Summary Table (unaudited)

Asset Allocation	Percentage of Market Value
U.S. Treasury Obligations	57.1%
Cash (1)	38.3%
Exchange Traded Funds	4.6%
Total	100.0%
(1)	Investments in an affiliated money market fund.

Portfolio holdings and allocations are subject to change. As of December 31, 2009, percentages in the table above are based on total investments. Such total investments may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

Principal Amount or Shares		Value
U.S. Treasury Obligations—59.9%
U.S. Treasury Bill —59.9%
$600	0.180%(a), 7/1/10	$599
Total U.S. Treasury Obligations (Cost $599)		599

Mutual Funds—4.8%
Exchange Traded Funds—4.8%
1	iShares MSCI South Korea Index Fund	48
Total Mutual Funds (Cost $48)		48

Cash Equivalents—40.1%
250	Fidelity Institutional Money Market Portfolio, 0.300% (b)	250
151	Huntington Money Market Fund, Interfund Shares, 0.010% (b)(c)	151
Total Cash Equivalents (Cost $401)		401
Total Investments (Cost $1,048)—104.8%		1,048
Liabilities in Excess of Other Assets—(4.8)%		(48)
Net Assets—100.0%		$1,000
(a)	Rate represents the effective yield at purchase.
(b)	Rate disclosed is the seven day yield as of December 31, 2009.
(c)	Investment in affiliate and represents 15.1% of net assets.

See notes which are an integral part of the Financial Statements.

Annual Shareholder Report

Statement of Assets and Liabilities

December 31, 2009

	Huntington Global Select Markets Fund
Assets:
Investments, at cost	$1,048
Investments, at value	$897
Investments in affiliated securities, at value	151
Total Investments	1,048
Total assets	1,048
Liabilities:
Payable for investments purchased	48
Accrued expenses and other payables
Investment adviser fees	—	(1)
Administration fees	—	(1)
Distribution fees	—	(1)
Shareholder services fees	—	(1)
Other	—	(1)
Total liabilities	48
Net Assets	$1,000

Net Assets Consist of:
Paid in capital	$1,000
Net unrealized depreciation of investments and translations of assets and liabilities in foreign currency	—	(1)
Accumulated net investment loss	—	(1)
Total Net Assets	$1,000

Net Assets:
Institutional Shares	$500
Class A Shares	$500
Shares Outstanding: (unlimited number of shares authorized, no par value)
Institutional Shares	50
Class A Shares	50
Net Asset Value, Redemption Price and Offering Price Per Share:
Institutional Shares	$10.00
Class A Shares	$10.00
Offering Price Per Share(100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share:
Class A Shares	$10.50
Maximum Sales Charge:
Class A Shares	4.75%

(1)	Rounds to less than $1.

See notes which are an integral part of the Financial Statements.

Annual Shareholder Report

Statement of Operations

Period Ended December 31, 2009

	Huntington Global Select Markets Fund(1)
Investment Income:
Interest income	$—	(2)
Total investment income	—	(2)
Expenses:
Investment adviser fees	—	(2)
Administration fees	—	(2)
Distribution services fee—Class A Shares	—	(2)
Shareholder services fee—Institutional Shares	—	(2)
Shareholder services fee—Class A Shares	—	(2)
Other	—	(2)
Total expenses	—	(2)
Net investment loss	—	(2)
Net Realized/Unrealized Gain (Loss) on Investments:
Net change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currency	—	(2)
Net realized and unrealized gain (loss) on investments	—	(2)
Change in net assets resulting from operations	$—	(2)

(1)	Reflects operations for the period from December 30, 2009 (date of commencement of operations) to December 31, 2009.
(2)	Rounds to less than $1.

See notes which are an integral part of the Financial Statements.

Annual Shareholder Report

Statement of Changes in Net Assets

	Huntington Global Select Markets Fund
	Period Ended December 31, 2009(1)
Increase (Decrease) in Net Assets:
Operations:
Net investment loss	$—	(2)
Change in unrealized appreciation/(depreciation) of investments and foreign currency transactions	—	(2)
Change in net assets resulting from capital transactions	1,000
Change in net assets	1,000
Net Assets:
Beginning of period	—
End of period	$1,000

Capital Transactions:
Institutional Shares
Shares sold	$500
Total Institutional Shares	500
Class A Shares
Shares sold	500
Total Class A Shares	500
Net change resulting from capital transactions	$1,000
Share Transactions:
Institutional Shares
Shares sold	50
Total Institutional Shares	50
Class A Shares
Shares sold	50
Total Class A Shares	50
Net change resulting from share transactions	100

(1)	Reflects operations for the period from December 30, 2009 (date of commencement of operations) to December 31, 2009.
(2)	Rounds to less than $1.

See notes which are an integral part of the Financial Statements.

Annual Shareholder Report

Financial Highlights

(For a share outstanding throughout each period)

	Net Asset Value, beginning of period	Net invest- ment income (loss)		Net realized and unrealized gain (loss) on investments		Total from investment operations		Distribu- tions from net investment income	Distribu- tions from net realized gain on investment transactions	Total distribu- tions	Net Asset Value, end of period	Total return (1)		Ratio of Net Expenses to Average Net Assets		Ratio of Net Invest- ment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets(1)		Net Assets, at end of period (000 omitted)	Portfolio turnover rate
Huntington Global Select Markets Fund Institu- tional Shares 2009(2)	$10.00	—	(3)	—	(3)	—	(3)	—	—	—	$10.00	0.00	%(4)	1.83	%(5)	(1.46	%)(5)	1.83	%(5)	$1	—	%(4)
Class A Shares 2009(2)	$10.00	—	(3)	—	(3)	—	(3)	—	—	—	$10.00	0.00	%(4)	2.19	%(5)	(2.92	%)(5)	2.19	%(5)	$1	—	%(4)

(1)	Based on net asset value, which does not reflect a sales charge or contingent deferred sales charge, if applicable.
(2)	Reflects operations for the period from December 30, 2009 (commencement of operations) to December 31, 2009.
(3)	Amount is less than $0.005.
(4)	Not annualized.
(5)	Computed on an annualized basis.

See notes which are an integral part of the Financial Statements.

Annual Shareholder Report

Notes to Financial Statements

December 31, 2009

(1) Organization

The Huntington Funds (the “Trust”) was originally two separate Massachusetts business trusts: The Huntington Funds, established on February 10, 1987, and Huntington VA Funds, established on June 30, 1999 (together, the “Original Trusts”). On June 23, 2006, the Original Trusts were reorganized into a single Delaware statutory trust retaining the name of The Huntington Funds. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. At December 31, 2009, the Trust operated 36 separate series, or mutual funds, each with its own investment objective and strategy. The Funds’ prospectus provides a description of each Fund’s investment objectives, policies and strategies along with information on the classes of shares currently being offered. This report contains financial statements and financial highlights of the retail fund listed below:

Fund	Investment Share Classes Offered*
Huntington Global Select Markets Fund (the “Fund”)	Institutional & A

*	Each class of shares has exclusive voting rights with respect to matters that affect just that class.

The Fund commenced operations on December 30, 2009.

Under the Trust’s organizational documents, its officers and Board of Trustees (“Trustees”) are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Trust may enter into contracts with vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects that risk of loss to be remote.

(2) Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Investment Valuations

The price at which the Fund will offer or redeem shares is the net asset value (“NAV”) per share next determined after the order is considered received, subject to any applicable front end sales charges.

The Trust calculates the NAV for the Fund by valuing securities held based on fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

In computing the NAV of the Fund, fair value is based on market valuations with respect to portfolio securities for which market quotations are readily available. Pursuant to Trustee-approved policies, the Trust relies on certain security pricing services to provide current market value of securities. Those security pricing services value equity securities (including foreign equity securities) traded on a securities exchange at the last reported sales price on the principal exchange. Equity securities quoted by NASDAQ are valued at the NASDAQ official closing price. If there is no reported sale on the principal exchange, and in the case of over-the-counter securities, equity securities are valued at a bid price estimated by the security pricing service. Option contracts are generally valued at the mean of the bid and asked price as reported on the highest volume exchange (in terms of the number of options contracts traded for that issue) on which such options are traded.

Debt securities traded on a national securities exchange or in the over-the-counter market are valued at the last reported sales price on the principal exchange. If there is no reported sale on the principal exchange, and for all other debt securities valuation is based on a bid price estimated by the security pricing service. Foreign securities quoted in foreign currencies are translated in U.S. dollars at the foreign exchange rate in effect as of the close of the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern Time), on the day the value of the foreign security is determined. Short-term investments with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. Investments in other open-end investment companies are valued at the NAV.

Under certain circumstances, a good faith determination of the fair value of a security may be used instead of its current market value, even if the security’s market price is readily available. In such circumstances, the Trust’s Sub-Financial Administrator may request that the Trust’s Pricing Committee make its own fair value determination.

Securities for which market quotations are not readily available are valued at fair value under Trust procedures approved by the Trustees. In these cases, a Pricing Committee established and appointed by the Trustees determines in good faith, subject to Trust procedures, the fair value of portfolio securities held by the Fund (“good faith fair valuation”). When a good faith fair valuation of a security is required, consideration is generally given to a number of factors including, but not limited to the following: dealer quotes, published analyses by dealers or analysts regarding the security, transactions which provide implicit valuation of the security (such as a merger or tender offer transaction), the value of other securities or contracts which derive their value from the security at issue, and the implications of any other circumstances which have caused trading in the security to halt. With respect to certain narrow categories of securities, the procedures utilized by the Pricing Committee detail specific valuation methodologies to be applied in lieu of considering the aforementioned list of factors.

Fair valuation procedures are also used when a significant event affecting the value of a portfolio security is determined to have occurred between the time when the price of the portfolio security is determined and the close of trading on the NYSE, which is when the Fund’s NAV is computed. An event is considered significant if there is both an affirmative expectation that the security’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Significant events include significant securities market movements occurring between the time the price of the portfolio security is determined and the close of trading on the NYSE. For domestic fixed income securities, such events may occur where the cut-off time for the market information used by the independent pricing service is earlier than the end of regular trading on the NYSE. For securities normally priced at their last sale price in a foreign market, such events can occur between the close of trading in the foreign market and the close of trading on the NYSE.

In some cases, events affecting the issuer of a portfolio security may be considered significant events. Examples of potentially significant events include announcements concerning earnings, acquisitions, new products, management changes, litigation developments, a strike or natural disaster affecting the company’s operations or regulatory changes or market developments affecting the issuer’s industry occurring between the time when the price of the portfolio security is determined and the close of trading on the NYSE. For securities of foreign issuers, such events could also include political or other developments affecting the economy or markets in which the issuer conducts its operations or its securities are traded.

The Fund’s Trustees have authorized the use of an independent fair valuation service to monitor changes in a designated U.S. market index after foreign markets close, and to implement a fair valuation methodology to adjust the closing prices of foreign securities if the movement in the index is significant.

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There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV. In the case of good faith fair valued portfolio securities, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a portfolio security’s present value. Good faith fair valuations generally remain unchanged until new information becomes available. Consequently, changes in good faith fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations.

The valuation techniques described above maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Funds’ investments are summarized in the three broad levels listed below:

•	Level 1—quoted prices in active markets for identical assets.

•	Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2009, while the breakdown, by category, of common stocks is disclosed in the Portfolio of Investments for the Fund:

	LEVEL 1 — Quoted Prices	LEVEL 2 — Other Significant Observable Inputs	Total
Fund Name	Securities	Securities	Securities
Global Select Markets Fund
U.S. Treasury Obligations	$—	$599	$599
Mutual Funds	48	—	48
Cash Equivalents	401	—	401

Total	$449	599	$1,048

B. Repurchase Agreements

The Fund may enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by Huntington Asset Advisors, Inc., a subsidiary of The Huntington National Bank, to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Trustees. It is the policy of the Fund to require the custodian bank to take possession of, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank’s vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement’s collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

C. When-Issued and Delayed Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed

Annual Shareholder Report

delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

D. Foreign Currency Translation

The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange each business day to determine the value of investments, and other assets and liabilities. Purchases and sales of foreign securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuation arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currency transactions.

E. Derivative Instruments:

The Fund may be subject to equity price risk and foreign currency exchange risk in the normal course of pursuing investment objectives. The Fund may invest in various financial instruments including positions in written option contracts and forward foreign currency contracts to gain exposure to or hedge against changes in the value of equities or foreign currencies. The following is a description of the derivative instruments utilized by the Funds, including the primary underlying risk exposure related to each instrument type.

Foreign Exchange Contracts—The Fund may enter into forward foreign currency exchange contracts for the delayed delivery of securities or forward foreign exchange contracts. A forward foreign exchange contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. Such contracts are used to sell unwanted currency exposure that comes with holding securities in a market, or to buy currency exposure where the exposure from holding securities is insufficient to provide the desired currency exposure. The contracts are marked-to-market daily and the change in market value is recorded as unrealized appreciation or depreciation. When a forward foreign currency contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. These unrealized and realized gains and losses are reported on the Statement of Operations. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in exchange rates. At December 31, 2009, the Fund did not have any forward foreign currency exchange contracts outstanding.

Written Options Contracts—The Fund may write options contracts for which premiums received are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are either exercised or closed are offset against the proceeds received or the amount paid on the transaction to determine realized gains or losses. Investing in written options contracts exposes the Fund to equity price risk.

As of December 31, 2009, the Fund did not hold any derivative instruments during the period or at period end.

F. Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid. The Fund will not incur any registration costs upon such resale. The Fund’s restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Trust’s Pricing Committee. At December 31, 2009, the Fund held no illiquid restricted securities.

Annual Shareholder Report

G. Security Transactions and Related Income

During the period, investment transactions are accounted for no later than the first calculation of the NAV on the business day following the trade date. For financial reporting purposes, however, security transactions are accounted for on trade date on the last business day of the reporting period. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Securities gains and losses are calculated on the identified cost basis. Interest income and expenses are accrued daily. Dividends, less foreign tax withholding (if any), are recorded on the ex-dividend date.

H. Dividends and Distributions to Shareholders

Dividends from net investment income is declared and paid, if any, annually. Dividends are declared separately for each class. No class has preferential rights; differences in per share dividend rates are generally due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends from net investment income and net realized gains are determined in accordance with the federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g. foreign currency gain/loss, and distributions and income received from pass through investments), such amounts are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. Temporary differences are primarily due to capital loss carryforwards and losses deferred due to wash sales, straddles, and return of capital from investments.

The Fund may own shares of real estate investments trusts (“REITs”) which report information on the source of their distributions annually. Distributions received from investments in REITs in excess of income from underlying investments are recorded as realized gain and/or as a reduction to the cost of the individual REIT.

I. Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses specific to a class are charged to that class. Except for the daily dividend Funds, expenses not directly attributable to the Fund are allocated proportionally among various funds or all funds within the Trust in relation to the net assets of each fund or on another reasonable basis. For the daily dividend funds of the Trust, expenses not directly attributable to a fund are allocated pursuant to the “settled shares method.” Income and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

J. Federal Income Taxes

It is the policy of the Fund to qualify or continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the Fund’s most recent tax year end and the interim tax period since then). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Withholding taxes on foreign interest, dividends and capital gains for the Fund has been provided for in accordance with each applicable country’s tax rules and rates.

As of December 31, 2009, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for the Fund was as follows:

Annual Shareholder Report

Fund	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation		Net Unrealized Appreciation/ (Depreciation)
Global Select Markets Fund	$1,048	$—	$—	(a)	$—	(a)

(a)	Rounds to less than $1.

As of December 31, 2009, for federal income tax purposes, the Fund had no capital loss carryforwards available to offset future gains, if any, to the extent provided by the Treasury regulations, no tax character of distributions paid or components of accumulated earnings (deficit) to report during the fiscal year ended December 31, 2009.

Net capital losses incurred after October 31 and within the taxable year are deemed to arise of the first business day of the Fund’s next taxable year. For the year ended December 31, 2009, the Fund has no post-October capital losses or post-October currency losses.

K.  Subsequent Events

Management of the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through February 19, 2010, which is the date these financial statements were issued. Based on this evaluation, no subsequent events required recognition or disclosure in the financial statements as of December 31, 2009 through February 19, 2010.

(3)  Investment Advisory Fee and Other Transactions with Affiliates

Investment Advisory Fee— Huntington Asset Advisors, Inc. (the “Adviser”), a subsidiary of The Huntington National Bank (“Huntington”), serves as the Fund’s investment adviser. The Adviser receives a fee for its services, computed daily and paid monthly of 1.00% of the Fund’s average daily net assets up to $500 million, 0.95% of the Fund’s average daily net assets between $500 million and $1 billion and 0.90% of the Fund’s average daily net assets over $1 billion.

Huntington and the Adviser may also pay out of their reasonable profits and other resources (including those of their affiliates) advertising, marketing, and other expenses for the benefit of the Fund.

Administrative and Financial Administration Fees— Huntington is the Administrator to the Trust, and Unified Fund Services, Inc. (“Unified”), an affiliate of Huntington, is the Sub-Administrator. As Administrator, Huntington provides the Fund with certain administrative services. As Sub-Administrator, Unified provides the Fund with certain administrative personnel, and generally assists with the provision of administrative services necessary to operate the Fund. The Administrator pays the Sub-Administrator a fee for the services it provides to the Trust. Huntington also provides portfolio accounting services to the Fund. Huntington has sub-contracted certain fund accounting services to Citi Fund Services Ohio, Inc. (“Citi” or “Sub-Financial Administrator”). Citi is paid directly by Huntington, not the Fund, for these services. The fees paid for administrative, sub-administrative, financial administrative and sub-financial administrative services are based on the level of average net assets of the Trust for the period, subject to minimum fees in certain circumstances.

Huntington provides administrative and financial administration and accounting services at the following annual rate on a tiered basis:

Annual Shareholder Report

Maximum Administrative Fee	Average Daily Net Assets of the Trust
0.1822%	On the first $4 billion
0.1650%	On the next $2 billion
0.1575%	On the next $2 billion
0.1450%	On assets in excess of $8 billion

There is no minimum annual fee per fund or class of shares.

Distribution and Shareholder Services Fees—The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the terms of the Plan, the Fund will compensate qualified intermediaries for distribution services in connection with Class A Shares not to exceed 0.25% of the daily net assets of the Fund’s Class A Shares. Institutional Shares are not subject to Rule 12b-1 fees. Institutional Shares and Class A Shares are also subject to a shareholder services fee not to exceed 0.25% of the daily net assets of such shares. For the period ended December 31, 2009, Huntington and its affiliates received $0 in shareholder service fees. For the period ended December 31, 2009, the Fund re-allowed $0 to affiliated broker-dealers of the Fund.

Transfer and Dividend Disbursing Agent Fees and Expense—Unified is transfer and dividend disbursing agent for the Fund. For its services, Unified receives a yearly fixed amount per shareholder account, subject to a yearly minimum fee of $12,000 for the Fund. Unified is also entitled to receive additional amounts that may be activity or time-based charges, plus reimbursement for out-of-pocket expenses.

Custodian Fees—Huntington serves as custodian for the Fund. Brown Brothers Harriman serves as sub-custodian for the Fund’s foreign assets. Huntington and Brown Brothers Harriman receive fees based on the level of the Fund’s average daily net assets for the period, plus out-of-pocket expenses.

Compliance Services—The Trust has contracted with Huntington to provide a Chief Compliance Officer to the Trust, for which it pays Huntington $125,000 annually.

General—Certain officers of the Trust are Officers, Directors and/or Trustees of the above companies.

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund may invest in a certain affiliated money market fund which is managed by the Advisor. Income distributions earned from investments in this fund are recorded as income from affiliates in the accompanying financial statements. A summary of the Fund’s investment in such affiliated money market fund (Huntington Money Market Fund) is set forth below:

Fund	12/31/08 Market Value*	Purchases	Sales	12/31/09 Market Value	Income
Global Selects Market Fund	$—	$151	$—	$151	$—

*	The Fund commenced operations on December 30, 2009.

(5) Investment Transactions

Purchases and sales of investments, excluding short-term securities, for the period ended December 31, 2009, were as follows:

Fund	Purchases	Sales
Global Select Markets Fund	$48	$—

(6) Foreign Investment Risk

Compared with investing in the United States, investing in foreign markets involves a greater degree and variety of risk. Investors in international or foreign markets may face delayed settlements, currency

Annual Shareholder Report

controls and adverse economic developments as well as higher overall transaction costs. In addition, fluctuations in the U.S. dollar’s value versus other currencies may erode or reverse gains from investments denominated in foreign currencies or widen losses. Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, impose limits on ownership or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the Fund’s ability to bring its capital or income back to the U.S. Exchange rate fluctuations also may impair an issuer’s ability to repay U.S. dollar denominated debt, thereby increasing credit risk of such debt. Finally, the value of foreign securities may be affected by incomplete, less frequent or inaccurate financial information about their issuers, social upheavals or political actions ranging from tax code changes to governmental collapse. Foreign companies may also receive less coverage than U.S. companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies.

Annual Shareholder Report

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders

of The Huntington Funds:

We have audited the accompanying statement of assets and liabilities of the Huntington Global Select Markets Fund (the “Fund”), one of the portfolios constituting The Huntington Funds, including the portfolio of investments, as of December 31, 2009, and the related statement of operations, changes in net assets and financial highlights for the period from December 30, 2009 (commencement of operations) to December 31, 2009. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Huntington Global Select Markets Fund at December 31, 2009, the results of its operations, changes in net assets, and financial highlights for the period from December 30, 2009 (commencement of operations) to December 31, 2009, in conformity with U.S. generally accepted accounting principles.

Columbus, Ohio

February 23, 2010

Annual Shareholder Report

Board of Trustees and Trust Officers (Unaudited)

The following tables give information about Independent Trustees (Trustees who are not “interested persons” of the Trust, as defined in the 1940 Act), Interested Trustees (Trustees who are “interested persons” of the Trust, as defined in the 1940 Act) and the senior officers of the Trust. Each Trustee oversees all portfolios of the Trust and serves for an indefinite term (subject to mandatory retirement provisions). Unless otherwise noted, the business address of each person listed below is 2960 North Meridian Street, Suite 300, Attention: Huntington Trust Officer, Indianapolis, IN. Unless otherwise noted, each officer is elected annually. The Huntington Funds consists of 36 portfolios. Each Trustee serves as Trustee for all portfolios of The Huntington Funds. The Funds’ Statement of Additional Information includes additional information about The Huntington Funds’ Trustees and is available, without charge and upon request, by calling 1-800-253-0412.

INTERESTED TRUSTEES’ BACKGROUND

Name Age Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
B. Randolph Bateman* Age: 60 PRESIDENT AND TRUSTEE Began Serving: February 2008

Principal Occupations: President and Chief Investment Officer, Huntington Asset Advisors, Inc. (May 2001 to present); Chief Investment Officer, The Huntington National Bank (October 2000 to present).

Previous Positions: Senior Vice President, Star Bank (June 1988 to October 2000).

Other Directorships Held: None.

Thomas J. Westerfield** Age: 54 TRUSTEE Began serving: January 2001	Principal Occupation: Since August 2005, of Counsel, Dinsmore & Shohl LLP (law firm). Previous Position: From 1993 to 2005, of Counsel, Cors & Bassett LLC (law firm). Other Directorships Held: None.
*	B. Randolph Bateman has been deemed an Interested Trustee due to the positions he holds with The Huntington National Bank and its subsidiaries.
**	Thomas J. Westerfield has been deemed an Interested Trustee due to the position he holds with Dinsmore & Shohl LLP, which may be retained to provide legal services to Huntington.

INDEPENDENT TRUSTEES’ BACKGROUND

Name Age Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
David S. Schoedinger* Age: 67 CHAIRMAN OF THE BOARD AND TRUSTEE Began serving: June 1999

Principal Occupation: Since 1965, Chairman of the Board and Funeral Director, Schoedinger Funeral Service. Since 1987, CEO, Schoedinger Financial Services, Inc.

Previous Position: From 1992 to 1993, President, Board of Directors of National Selected Morticians (national trade association for morticians).

Other Directorships Held: None

Annual Shareholder Report

Name Age Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Alistair Jessiman Age: 52 TRUSTEE Began serving: January 2010

Principal Occupations: Managing Director, Novantas LLC (September 2005 to present) (specialist research and advisory firm); President/Founder, Wallace & Mackenzie, Inc. (January 2001 to September 2005) (management consulting firm).

Previous Positions: Managing Director or Vice Presidents of various departments, J.P. Morgan (1979 to 2001).

Other Directorships Held: Board Member, The Alger Funds; Board Member, National Foundation for Teaching Entrepreneurship.

Tadd C. Seitz Age: 68 TRUSTEE Began serving: July 2006

Principal Occupation: Retired

Previous Positions: Chairman and Chief Executive Officer, the Scotts Company (June 1983 - March 1995); Interim Chief Executive Officer (February 1996 - July 1996).

Other Directorships Held: None

Mark D. Shary Age: 49 TRUSTEE Began serving: July 2006

Principal Occupations: Private investor (2007 - present).

Previous Position: President, Bostech Corporation (2000 - 2002); Chief Executive Officer and President, BestTransport.com, Inc. (2003 to 2007).

Other Directorships Held: None

William H. Zimmer, III Age: 56 TRUSTEE Began Serving: December 2006

Principal Occupation: Independent Consultant (February 2009 to present).

Previous Positions: Assistant Treasurer, Dana Corp. (September 2006 to February 2009) (manufacturing); Vice President and Manager, Global Treasury Management, National City Bank (January 2004 to March 2006); Vice President, Treasury Management Operations, Provident Bank (June 2003 to January 2004); Financial Consultant (April 2001 to June 2003).

Other Directorships Held: None

*	David S. Schoedinger became Chairman of the Funds on April 30, 2003.

Annual Shareholder Report

Officers

Name Age Positions Held with Trust Address Date Service Began	Principal Occupation(s) and Previous Positions
R. Jeffrey Young Age: 45 CHIEF EXECUTIVE OFFICER Began Serving: February 2010

Principal Occupations: Senior Vice President, Unified (January 2010 to present); Managing Director, Chief Operating Officer, WealthStone (2007 to 2010); Senior Vice President, Operations, BISYS Fund Services (2006 to 2007); and Senior Vice President, Client Services, BISYS Fund Services (1994 to 2006).

Previous Positions: Vice President, Shareholder Services, BISYS Fund Services (1997 to 1998); Manager, Product Development, BISYS Fund Services (1993 to 1994); and Senior Consultant, The Heebink Group/Broadway & Seymour (1989 to 1993).

Matthew J. Miller Age: 33 VICE PRESIDENT Began Serving: February 2010	Principal Occupation: Vice President, Relationship Management, Unified (2008 to present). Previous Position: Vice President, Transfer Agency Operations, Unified (2002 to 2008).
David R. Carson Age: 51 CHIEF COMPLIANCE OFFICER AND ANTI-MONEY LAUNDERING OFFICER 3805 Edwards Road, Suite 3805 Cincinnati, OH Began Serving: September 2005

Principal Occupations: Chief Compliance Officer and Anti-Money Laundering Officer of the Trust (September 2005 to present).

Previous Positions: Treasurer and Assistant Treasurer of the Huntington Funds, Huntington Asset Advisors, Inc. (February 2002 to February 2005); Vice President and Private Financial Group Marketing Manager, Huntington National Bank (June 2001 to September 2005); Trust Officer, Firstar Bank (October 1982 to February 2001).

Joel B. Engle Age: 44 TREASURER 3435 Stelzer Road Columbus, OH Began Serving: December 2009

Principal Occupation: Senior Vice President, Fund Administration, Citi Fund Services Ohio, Inc. (since December 2007).

Previous Positions: Vice President, Financial Reporting, Spectrum Global Fund Administration (March 2007 to December 2007); Vice President, Fund Administration, Citi Fund Services Ohio, Inc. (February 2006 to March 2007); Self-employed, retail business owner (April 2003 to February 2006).

Alicia G. Powell Age: 34 SECRETARY 225 Fifth Avenue Pittsburgh, PA Began Serving: May 2007	Principal Occupation: Partner, Reed Smith LLP (January 2008 to present). Previous Position: Associate, Reed Smith LLP (September 2000 to January 2008).

Annual Shareholder Report

BOARD OF TRUSTEES’ CONSIDERATION OF INVESTMENT ADVISORY AGREEMENT FOR THE HUNTINGTON GLOBAL SELECT MARKETS FUND (the “Fund”)

At a meeting held on November 5, 2009, the Board, including a majority of the independent Trustees, approved the investment advisory agreement (the “Advisory Agreement”) between Huntington Asset Advisors, Inc. (the “Advisor”) and the Fund. Pursuant to the Advisory Agreement between the Advisor and the Fund, the Advisor provides advisory services to the Fund.

During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving the Advisory Agreement, the Board, including a majority of the independent Trustees, considered many factors, the most material of which were: (1) the nature, extent and quality of the services to be provided to the Fund by the Advisor in relation to the advisory fee; (2) whether the Advisor will realize economies of scale in providing services to the Fund and if these economies will be shared with the Fund; and (3) a comparison of the fees of comparable funds. Performance, costs of services and profitability were not considered as the Fund had not commenced operations.

Nature, Extent and Quality of Services in Relation to the Advisory Fee. In considering the nature, extent and quality of the services to be provided by the Advisor, the Board reviewed information relating to the Advisor’s operations and personnel. Among other things, the Advisor provided descriptions of its organizational and management structure, biographical information about its supervisory and portfolio management staff, and financial information. The Trustees also took into account the financial condition of the Advisor with respect to its ability to provide the services required under the Advisory Agreement. The Board was very familiar with the services to be provided by the Advisor as the Advisor serves as such for the other funds in The Huntington Funds complex. The Board determined that the nature, extent and quality of the services to be provided by the Advisor, in relation to the Advisory fee, were acceptable.

Economies of Scale in Providing Services to the Fund and Whether these Economies Will be Shared with the Fund. The Board also considered the effect of the Fund’s size on its fees. The Board considered the fees under the Advisory Agreement and possible economies of scale that may be realized as the assets of the Fund grow. The Board also noted that if the Fund’s assets increase over time, the Advisor may realize economies of scale. The Board concluded that, as a new fund, the Fund would likely not be large enough to realize economies of scale. In addition, the Board also noted that the administration fee charged to the Fund included fee breakpoints, which allowed the Fund to realize economies of scale as the assets of the Fund increase over time.

Comparison of the Fees and Total Expenses of Comparable Funds. With respect to the Fund’s fee, the Board considered comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board noted that the proposed fee and total expenses appeared to be in line with the comparisons.

Other Considerations. The Board also requests and receives substantial and detailed information about the other funds in The Huntington Complex on a regular basis. The Advisor provides much of this information at each regular meeting of the Board, and furnishes additional reports in connection with the Board’s formal review of other advisory arrangements. The Board may also receive information in between regular meetings relating to particular matters as the need arises. The Board’s evaluation of the advisory relationship also included reports covering such matters as: the Advisor’s investment philosophy, personnel, and processes; operating strategies; the other Huntington Funds’ short- and long term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitive funds and/or other benchmarks, as appropriate) and comments on reasons for performance. The Board also considers reports concerning the other Huntington Funds’ expenses (including the advisory fee itself and the overall expense structure of the other Huntington Funds, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the other Huntington Funds’ portfolio securities; the nature and extent of the advisory and other services provided to the other Huntington Funds by the Advisor and its affiliates; compliance and

Annual Shareholder Report

audit reports concerning the other Huntington Funds (including communications from regulatory agencies), as well as the Advisor’s responses to any issues raised therein; and relevant developments in the mutual fund industry and how the other Huntington Funds and/or the Advisor are responding to them. In the course of their deliberations regarding the Advisory Agreement, the Board also evaluated, among other things, the Advisor’s ability to supervise the Fund’s other service providers and their compliance programs.

The Board based its decision to approve the Advisory Agreement on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. The Board did not consider any one of the factors identified above to be determinative.

Annual Shareholder Report

Supplemental Information (Unaudited)

Shareholder Expense Example

Fund Expenses—As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and (2) ongoing costs, including management fees, distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire six-month period from July 1, 2009 to December 31, 2009.

Actual Expenses—The “Actual” lines of the table provide information about actual account values and actual expenses. You may use the information on this line for the class of shares you hold, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes—The “Hypothetical” lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the “Hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value, July 1, 2009	Ending Account Value, December 31, 2009	Expenses Paid During Period(1)	Annualized Expense Ratio
Global Select Markets Fund
Institutional Shares	Actual*	$1,000.00	$1,000.00	$0.10	1.83%
	Hypothetical (2)	$1,000.00	$1,015.98	$9.30	1.83%
Class A Shares	Actual*	$1,000.00	$1,000.00	$0.12	2.19%
	Hypothetical (2)	$1,000.00	$1,014.17	$11.12	2.19%

(1)	Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(2)	Hypothetical assumes 5% annual return before expenses.
*	Information shown reflects values using the expense ratio for the period from December 30, 2009 (date of commencement of operations) to December 31, 2009.

Annual Shareholder Report

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A copy of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio, as well as a record of how the Fund voted any such proxies during the most recent 12-month period ended June 30, is available without charge and upon request by calling 1-800-253-0412 or at www.huntingtonfunds.com. This information is also available from the EDGAR database on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of their fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (call 1-202-551-8090 for information on the operation of the Public Reference Room.) You may also access this information at www.huntingtonfunds.com by selecting “Form N-Q”.

The Huntington National Bank, a subsidiary of Huntington Bancshares, Inc., is the Administrator, Financial Administrator and Custodian of The Huntington Funds. Unified Fund Services, Inc. serves as the Sub-Administrator and is affiliated with the Huntington National Bank. Citi Fund Services Ohio, Inc. serves as Sub-Fund Accountant. Additionally, Brown Brothers Harriman & Co. is the Sub-Custodian of certain of the Funds. Huntington Asset Advisors, Inc., a subsidiary of the Huntington National Bank, serves as Investment Adviser to the Funds. Unified Financial Securities, Inc. serves as the Distributor of The Huntington Funds and is affiliated with the Huntington National Bank.

Mutual funds, including money market funds, are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus which contains facts concerning the Fund’s objectives and policies, management fees, expenses and other information.

Huntington Funds Shareholder Services: 1-800-253-0412

Cusip 446327116

Cusip 446327124

Annual Shareholder Report

Balanced Fund

Huntington VA Balanced Fund

Equity Funds

Huntington VA Dividend Capture Fund

Huntington VA Growth Fund

Huntington VA Income Equity Fund

Huntington VA International Equity Fund

Huntington VA Macro 100 Fund

Huntington VA Mid Corp America Fund

Huntington VA New Economy Fund

Huntington VA Real Strategies Fund

Huntington VA Rotating Markets Fund

Huntington VA Situs Fund

Income Funds

Huntington VA Mortgage Securities Fund

DECEMBER 31, 2009

Huntington

VA Balanced Fund

Management’s Discussion of Fund Performance

Portfolio Manager: Perry Adams

Vice President

Huntington Asset Advisors, Inc.

Average Annual Total Return for the Period Ended 12/31/09
1 Year	17.70%
Start of Performance (11/10/08)	18.08%

Expense Ratios
Gross	0.64%
With Contractual Waivers	0.10%

The graph above illustrates the hypothetical investment of $10,000* in the Huntington VA Balanced Fund from November 10, 2008 (inception) to December 31, 2009, compared to the S&P 500 and Balanced Indices Blend.

The performance information does not include the charges and expenses imposed by the insurance company separate accounts or charges and expenses under the variable insurance product contracts. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. The above expense ratio is from the Funds’ prospectus dated May 1, 2009. Additional information pertaining to the Fund’s expense ratio as of December 31, 2009 can be found in the financial highlights. For the fiscal year ended 12/31/09, Fund shares were available exclusively as a funding vehicle for Hartford Life Insurance Company’s separate accounts in connection with the Huntington Director, Huntington Director Outlook and Huntington Hartford Leaders Outlook variable annuity contracts, Transamerica Life Insurance Company’s separate accounts in connection with the Huntington Allstar Select variable annuity contract, and to the separate accounts of Nationwide Life and Annuity Insurance Company, Nationwide Life Insurance Company and Sun Life Assurance Company of Canada (U.S.). Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

*	The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500 and Balanced Indices Blend have been adjusted to reflect reinvestment of dividends on securities in the indices.

For the fiscal year ended December 31, 2009, the Huntington VA Balanced Fund produced a total return of 17.70%. This underperformed the total return of 26.46% for the Fund’s benchmark, the Standard & Poor’s 500 Index (S&P 500).1 Because of the Fund’s 40% exposure to fixed income, the Fund underperformed its benchmark index, which is comprised entirely of equity securities. The Fund’s total return also underperformed the Balanced Indices Blend2 total return of 18.40%.

The VA Balanced Fund is a fund of funds, which invests solely in the shares of other underlying funds (Huntington VA Funds and Huntington Funds). The Fund’s assets are allocated approximately 60% equities and 40% fixed income.

Relative to the Fund’s benchmark total return of 26.46%, underlying funds contributing positive performance for the year ended December 31, 2009, included the VA Dividend Capture Fund 25.11%, VA Macro 100 Fund 21.87%, VA Income Equity Fund 21.61%, VA International Equity Fund 33.47%, VA Mid Corp America Fund 34.23%, VA New Economy Fund 34.65% and the VA Situs Fund 32.95%. Underlying funds detracting from performance included VA Mortgage Securities Fund 5.46% and the Huntington Fixed Income Securities Fund Institutional Shares with a return of 5.36%.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance for a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, contact your insurance company.

▲	The composition of the Fund’s holdings is subject to change.

1	The S&P 500 is a capitalization-weighted index comprised of 500 stocks and designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

2	The Balanced Indices Blend is a custom, blended index comprised of 60% S&P 500 and 40% Barclays Capital U.S. Aggregate Bond Index. This custom, blended index and its weightings are reflective of the Fund’s equity/fixed income allocation. The S&P 500 Index is composed of 500 widely held common stocks. The Barclays Capital U.S. Aggregate Bond Index includes U.S. government, corporate and mortgage-backed securities with maturities up to 30 years. It is not possible to invest directly in an index.

H U N T I N G T O N      F U N D S

1

Huntington

VA Dividend Capture Fund

Management’s Discussion of Fund Performance

Co-Portfolio Managers:

Kirk Mentzer, MBA, Director of Research

Senior Vice President

B. Randolph Bateman, CFA, Chief Investment Officer

Huntington Asset Advisors, Inc.

Average Annual Total Return for the Period Ended 12/31/09
1 Year	25.11%
3 Year	(5.48)%
5 Year	0.40%
Start of Performance (10/15/01)	4.56%

Expense Ratio
0.91%

The graph above illustrates the hypothetical investment of $10,000* in the Huntington VA Dividend Capture Fund from October 15, 2001 (inception) to December 31, 2009, compared to the S&P 500 and DCIB.

The performance information does not include the charges and expenses imposed by the insurance company separate accounts or charges and expenses under the variable insurance product contracts. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. The above expense ratio is from the Funds’ prospectus dated May 1, 2009. Additional information pertaining to the Fund’s expense ratio as of December 31, 2009 can be found in the financial highlights. For the fiscal year ended 12/31/09, Fund shares were available exclusively as a funding vehicle for Hartford Life Insurance Company’s separate accounts in connection with the Huntington Director, Huntington Director Outlook and Huntington Hartford Leaders Outlook variable annuity contracts, Transamerica Life Insurance Company’s separate accounts in connection with the Huntington Allstar Select variable annuity contract, and to the separate accounts of Nationwide Life and Annuity Insurance Company, Nationwide Life Insurance Company and Sun Life Assurance Company of Canada (U.S.). Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

*	The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500 and DCIB have been adjusted to reflect reinvestment of dividends on securities in the indices.

For the fiscal year ended December 31, 2009, the Huntington VA Dividend Capture Fund produced a total return of 25.11%. This underperformed the total return of 26.46% for the Fund’s benchmark, the Standard & Poor’s 500 Index (S&P 500),1 but was well ahead of the 22.69% total return for the Dividend Capture Indices Blend (DCIB).2 The Fund is managed using our top-down style and portfolio construction techniques, which are aimed at producing a high level of stable income and low volatility. In general terms, income-producing stocks and value-oriented investments lagged the overall market performance during the fiscal year. Below are the highlights from the Fund’s three asset classes:

¢

Common Stocks—Financial markets spanned the full range of emotions in 2009, starting with despair and ending in euphoria. A remarkable amount of stimulus aided in averting a complete collapse of the financial system in the spring. Since the market bottom, nearly every risky asset class (stocks, bonds, commodities) has staged a near-record price gain for the balance of the year. From the depths of fear in March, the S&P 500 posted a total return of 67.8% through year-end. Fourth quarter results were strong at 6.0%, but hinted that higher risk areas of the markets such as smaller companies, cyclical industries, and lower quality companies were no longer clear winners. The Fund’s selection efforts were successful in the first and fourth quarters. Winners for the year included Century Tel, Hewlett-Packard, JPMorgan, Burlington Northern, and XLK (Technology Select SPDR). On the negative side, the second and third quarters were detractors from performance. Laggards for the year included R.R. Donnelley & Sons, Bank of America, Black & Decker, Norfolk Southern, and Snap-On Inc. Overall for the year, security selection added 3.0% but interaction effects took that all away at (4.0%). A consistent, albeit muted, effect came from allocation effect, which measured a positive 0.78% contribution.

¢

Real Estate Investment Trusts (REITs)[3]—Real estate performance was similar to common stocks for the fiscal year, illustrating the difficulty of finding good relative value investments. As measured by the NAREIT Index (NAREIT),[4] REITs produced a total return of 27.45% as the markets avoided a total collapse and access to credit improved later in the year. The Fund’s selection efforts were successful in first half of the year. Winners for the year included Simon Property, PS Business Parks, Sovran Self Storage, Mid-American Apartment Communities, and Home Properties. On the negative side, the second half of the year was a detractor from performance. Laggards for the year included Cedar Shopping Centers, Apartment Investment & Management Co., Nationwide Health, Kilroy, and Weingarten Realty. Overall for the year, the Fund’s exposure to REITS was accretive to performance despite selection difficulties in the second half of 2009.

¢

Preferred Stocks—The Fund held core, stable holdings from high quality issuers during the reporting period. This asset class had the lowest total return of the Fund’s three asset classes during 2009 with a total return of 20.1%. A carry-over from 2008’s tight credit conditions, leveraged investor selling and bankruptcy fears all served as a drag early in the year for financial related preferred shares. However, the Fund was able to benefit from several well-capitalized issuers that were able to hold value and avoid many of the problem areas in 2009.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance for a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, contact your insurance company.

▲	The composition of the Fund’s holdings is subject to change.

1	The S&P 500 is a capitalization-weighted index comprised of 500 stocks and designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

2	The DCIB is a custom, blended index comprised of the following three indices with their noted respective weightings: S&P 500/Citi Value Index (40%), Merrill Lynch Fixed Rate Preferred Index (40%) and NAREIT Index (20%). This custom, blended index and its respective weightings are reflective of the Fund’s sector diversification. Indices are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index.

3	Investments in REITs involve special risks associated with an investment in real estate, such as limited liquidity and interest rate risks.

4	The NAREIT represents returns for the National Association of Real Estate Investment Trust Equity Index. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

2

Huntington

VA Growth Fund

Management’s Discussion of Fund Performance

Co-Portfolio Managers:

Martina Cheung, CFA, CMT, MBA

Vice President

Jenny Jiang, CPA

Assistant Vice President

Huntington Asset Advisors, Inc.

Average Annual Total Return for the Period Ended 12/31/09
1 Year	15.96%
3 Year	(6.18)%
5 Year	(2.16)%
Start of Performance (05/01/01)	(2.48)%

Expense Ratio
1.01%

The graph above illustrates the hypothetical investment of $10,000* in the Huntington VA Growth Fund from May 1, 2001 (inception) to December 31, 2009, compared to the S&P 500 CGI.

The performance information does not include the charges and expenses imposed by the insurance company separate accounts or charges and expenses under the variable insurance product contracts. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. The above expense ratio is from the Funds’ prospectus dated May 1, 2009 (Amended November 3, 2009). Additional information pertaining to the Fund’s expense ratio as of December 31, 2009 can be found in the financial highlights. For the fiscal year ended 12/31/09, Fund shares were available exclusively as a funding vehicle for Hartford Life Insurance Company’s separate accounts in connection with the Huntington Director, Huntington Director Outlook and Huntington Hartford Leaders Outlook variable annuity contracts, Transamerica Life Insurance Company’s separate accounts in connection with the Huntington Allstar Select variable annuity contract, and to the separate accounts of Nationwide Life and Annuity Insurance Company, Nationwide Life Insurance Company and Sun Life Assurance Company of Canada (U.S.). Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

*	The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500 CGI has been adjusted to reflect reinvestment of dividends on securities in the indices.

For the fiscal year ended December 31, 2009, the Huntington VA Growth Fund produced a total return of 15.96%. This underperformed the total return of 31.57% for the Standard & Poor’s 500/Citigroup Growth Index (S&P 500 CGI),1 the Fund’s benchmark for the reporting period.

The Fund began the year with a relatively defensively structured portfolio after one of the worst bear markets in 2008, with an overweight in the Healthcare sector and underweight in the Technology sector. The stock market bottomed in mid-March and began one of the strongest rallies in history. This resulted in underperformance of the Fund given the defensive structure of its portfolio. The Fund responded by shifting into some cyclical sectors such as Technology, which turned out to be one of the best performing sectors in 2009. While the shift into cyclical sectors contributed positively to performance throughout the year, individual stock selection contributed to the majority of the Fund’s relative underperformance to the S&P 500 CGI. Some of the analytical tools utilized in the stock selection process, such as the momentum quantitative model, quality model and technical analysis, did not perform well in the 2009 market environment.

Securities that contributed negatively to Fund’s performance were Molson Coors Brewing (-32%), Exxon Mobil Corp (-21%), Aflac Inc (-49%), Procter & Gamble (-26%) and KBW Regional Banking ETF (-22%). The Fund’s portfolio was restructured in late November 2009 to address the underperformance by significantly increasing the number of securities holdings to reduce negative impact resulting from stock selection. In the month of December, the Fund outperformed the S&P 500 CGI benchmark.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance for a variable investment option changes over time and current performance maybe lower or higher than what is stated. For current to the most recent month end performance, contact your insurance company.

▲	The composition of the Fund’s holdings is subject to change.

1	The S&P 500 CGI is a capitalization-weighted index comprised of stocks in the S&P 500 having the highest price to book ratios. The index consists of approximately half of the S&P 500 on a market capitalization basis. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

H U N T I N G T O N      F U N D S

3

Huntington

VA Income Equity Fund

Management’s Discussion of Fund Performance

Portfolio Manager: Craig J. Hardy, CFA, MBA

Vice President

Huntington Asset Advisors, Inc.

Average Annual Total Return for the Period Ended 12/31/09
1 Year	21.61%
3 Year	(8.62)%
5 Year	(2.42)%
10 Year	1.51%

Expense Ratio
0.92%

The graph above illustrates the hypothetical investment of $10,000* in the Huntington VA Income Equity Fund from December 31, 1999 to December 31, 2009, compared to the S&P 500 CVI and the S&P 500.

The performance information does not include the charges and expenses imposed by the insurance company separate accounts or charges and expenses under the variable insurance product contracts. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. The above expense ratio is from the Funds’ prospectus dated May 1, 2009. Additional information pertaining to the Fund’s expense ratio as of December 31, 2009 can be found in the financial highlights. For the fiscal year ended 12/31/09, Fund shares were available exclusively as a funding vehicle for Hartford Life Insurance Company’s separate accounts in connection with the Huntington Director, Huntington Director Outlook and Huntington Hartford Leaders Outlook variable annuity contracts, Transamerica Life Insurance Company’s separate accounts in connection with the Huntington Allstar Select variable annuity contract, and to the separate accounts of Nationwide Life and Annuity Insurance Company, Nationwide Life Insurance Company and Sun Life Assurance Company of Canada (U.S.). Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

*	The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500 and S&P 500 CVI have been adjusted to reflect reinvestment of all dividends on securities in the indices.

For the fiscal year ended December 31, 2009, the Huntington VA Income Equity Fund produced a total return of 21.61%. This outperformed the total return of 21.18% for the Standard & Poor’s 500/Citigroup Value Index (S&P 500 CVI),1 the Fund’s benchmark, and underperformed the total return of 26.46% for the Standard & Poor’s 500 Index (S&P 500)2 for the same period.

During the fiscal year, the Fund was positioned relatively conservatively, with an emphasis on stocks with above-average dividend yields, reasonable dividend growth prospects and value orientation. Constructing the Fund with those characteristics meant that the Fund’s largest sector exposure during the fiscal year was in the Financial sector. This combination of characteristics produced returns for the Fund that were slightly better than the return of the S&P 500 CVI, and somewhat lower than the return of the S&P 500 for the reporting period.

The sectors that contributed most positively to the performance of the Fund during the year were Materials, Information Technology and Industrials. These sectors were positively affected by a recovering economic environment and economic cyclicality. The sectors that most negatively impacted the Fund’s performance during the reporting period were Consumer Staples, Healthcare and Telecommunications. During a year of general stock market strength, these three sectors provided a degree of earnings stability and lesser economic sensitivity, but showed generally lower returns than some of the more cyclical sectors.

The stocks that contributed most positively to the performance of the Fund during the year were Banco Santander, Simon Property Group, Eastman Chemical and Bank of Montreal. The stocks that most negatively impacted Fund performance during the year were Wells Fargo, SunTrust Banks, US Bancorp and Eaton Corp. In general, the sale of covered calls as a hedging technique detracted from the performance of the Fund because of the broad-based advance of share prices during the year.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance for a variable investment option changes over time and current performance maybe lower or higher than what is stated. For current to the most recent month end performance, contact your insurance company.

▲	The composition of the Fund’s holdings is subject to change.

1	The S&P 500 CVI is a capitalization-weighted index comprised of the stocks in the S&P 500 having the lowest price to book ratios and consists of approximately half of the S&P 500 on a market capitalization basis. The S&P/Citigroup multifactor methodology is used to score constituents, which are weighted according to market cap and classified as value. The index has a relatively low turnover. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

2	The S&P 500 is a capitalization-weighted index comprised of 500 stocks and designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

4

Huntington

VA International Equity Fund

Management’s Discussion of Fund Performance

Portfolio Manager: Madelynn M. Matlock, CFA, MBA

Director of International Investments

Senior Vice President

Huntington Asset Advisors, Inc.

Average Annual Total Return for the Period Ended 12/31/09
1 Year	33.47%
3 Year	(3.36)%
5 Year	5.52%
Start of Performance (05/03/04)	6.85%

Expense Ratio
1.03%

The graph above illustrates the hypothetical investment of $10,000* in the Huntington VA International Equity Fund from May 3, 2004 (inception) to December 31, 2009, compared to the MSCI-EAFE.

The performance information does not include the charges and expenses imposed by the insurance company separate accounts or charges and expenses under the variable insurance product contracts. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. The above expense ratios are from the Funds’ prospectus dated May 1, 2009. Additional information pertaining to the Fund’s expense ratio as of December 31, 2009 can be found in the financial highlights. For the fiscal year ended 12/31/09, Fund shares were available exclusively as a funding vehicle for Hartford Life Insurance Company’s separate accounts in connection with the Huntington Director, Huntington Director Outlook and Huntington Hartford Leaders Outlook variable annuity contracts, Transamerica Life Insurance Company’s separate accounts in connection with the Huntington Allstar Select variable annuity contract, and to the separate accounts of Nationwide Life and Annuity Insurance Company, Nationwide Life Insurance Company and Sun Life Assurance Company of Canada (U.S.). Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

*	The Fund’s performance assumes the reinvestment of all dividends and distributions. The MSCI-EAFE has been adjusted to reflect reinvestment of all dividends on securities in the index.

For the fiscal year ended December 31, 2009, the Huntington VA International Equity Fund produced a total return of 33.47%. This outperformed the total return of 32.46% for the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East Index (MSCI-EAFE),1 the Fund’s benchmark index. The Fund’s outperformance of the MSCI-EAFE was influenced by three main factors: its allocation to positive fundamental factors, its regional exposure and selection of particular securities.

Fundamental factors that helped relative performance during the fiscal year included owning stocks that came out of 2008’s downturn with less overall negative performance compared to the market, and focusing on companies with a smaller than average market capitalization. These factors were especially helpful early in 2009, when the markets’ recovery was more pronounced. Choosing stocks with lower than average valuations based on earnings and book value also contributed to relative gains.

The regional allocation of the Fund during its fiscal year included a small overweight to Asia-Pacific markets such as Singapore, Taiwan, South Korea and India and a small underweight to European markets. The Fund also had exposure to the Canadian market, which performed well. Exposure to the Japanese market was less than the MSCI-EAFE, which also boosted relative performance, as the Japanese market lagged the MSCI-EAFE for most of the year.

Although overall sector weightings did not contribute to positive relative performance for the year, individual stock selection within sectors did add relative value. Oil service stocks, Saipem and Schlumberger, outperformed the energy sector and the MSCI-EAFE, as did most of the industrial holdings, including Keppel, Philips, Rolls Royce and Komatsu. In the relatively weak health care group, Stada Arzneimittel outperformed, as did Standard Chartered and Banco Bilbao Vizcaya in the financial sector.

The U.S. dollar lost ground versus most currencies during 2009, which added to the MSCI-EAFE return as well as to that of the Fund. The Fund’s relative currency exposure was a negative factor to relative performance, mainly due to an underweight to the surging Australian dollar.

The market over the year exhibited substantial reversals to the trends of 2008, with more cyclical sectors outperforming the more stable economic groups, and hard-hit stocks recovering strongly, especially early in the year. The spread between the best and worst performing industries was unusually wide, and individual stock performance was highly differentiated. The recovery that began in the spring carried some of the riskier sectors, markets and stocks up first, but quality and stability began to show better relative performance later in the year.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance for a variable investment option changes over time and current performance maybe lower or higher than what is stated. For current to the most recent month end performance, contact your insurance company.

▲	The composition of the Fund’s holdings is subject to change.

1	The MSCI-EAFE is a market capitalization-weighted equity index comprising 20 of the 48 countries in the MSCI universe and representing the developed world outside of North America. Each MSCI country index is created separately, then aggregated, without change, into regional MSCI indices. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

International investing involves special risks including currency risk, political risk, increased volatility of foreign securities, and differences in auditing and other financial standards.

H U N T I N G T O N      F U N D S

5

Huntington

VA Macro 100 Fund

Management’s Discussion of Fund Performance

Portfolio Manager: B. Randolph Bateman, CFA,

Chief Investment Officer

Huntington Asset Advisors, Inc.

Average Annual Total Return for the Period Ended 12/31/09
1 Year	21.87%
3 Year	(7.83)%
5 Year	(2.46)%
Start of Performance (05/03/04)	(0.31)%

Expense Ratio
0.98%

The graph above illustrates the hypothetical investment of $10,000* in the Huntington VA Macro 100 Fund from May 3, 2004 (inception) to December 31, 2009, compared to the S&P 500.

The performance information does not include the charges and expenses imposed by the insurance company separate accounts or charges and expenses under the variable insurance product contracts. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. The above expense ratio is from the Funds’ prospectus dated May 1, 2009. Additional information pertaining to the Fund’s expense ratio as of December 31, 2009 can be found in the financial highlights. For the fiscal year ended 12/31/09, Fund shares were available exclusively as a funding vehicle for Hartford Life Insurance Company’s separate accounts in connection with the Huntington Director, Huntington Director Outlook and Huntington Hartford Leaders Outlook variable annuity contracts, Transamerica Life Insurance Company’s separate accounts in connection with the Huntington Allstar Select variable annuity contract, and to the separate accounts of Nationwide Life and Annuity Insurance Company, Nationwide Life Insurance Company and Sun Life Assurance Company of Canada (U.S.). Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

*	The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect reinvestment of all dividends on securities in the index.

For the fiscal year ended December 31, 2009, the Huntington VA Macro 100 Fund produced a total return of 21.87%. This underperformed the total return of 26.46% for the Standard & Poor’s 500 Index (S&P 500),1 the Fund’s benchmark index.

The Fund’s underperformance compared to the S&P 500 was, in large part, attributable to the weighting in the Energy, Materials and Industrials sectors, as well as a reduction in the overweighted Financial sector during the course of the fiscal year. The manager effected some subtle changes in the individual holdings of the portfolio, including the top ten holdings during the year. The Fund continued the process of integrating the macroeconomic work provided by the consulting firm, Laffer Associates (where the S&P 500 stocks are ranked according to a variety of statistical overlays) and the sector emphasis that Huntington Asset Advisors advocates. It was the combination of these two forces that allowed the manager to add value within the investment selection process.

Given the Fund’s macroeconomic approach to the investment process, major events in the economy and capital markets directly affected Fund performance. The overall economic environment during the fiscal year was again volatile. During the first half of the past fiscal year, virtually all global markets suffered as the economy was in a fairly steep recession. The financial industry was on the verge of a crisis of confidence and an amazing array of ‘bailouts’ was effected for banks, insurance companies and even the auto manufacturers. The markets in the first quarter reflected these macroeconomic concerns and the S&P 500 fell nearly 11% in the quarter. However, as monetary and fiscal stimulus began to work into the economy, the markets recovered and the final three quarters of the year delivered stellar returns from large cap stock holdings.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance for a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, contact your insurance company.

▲	The composition of the Fund’s holdings is subject to change.

1	The S&P 500 is a capitalization-weighted index comprised of 500 stocks and designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

6

Huntington

VA Mid Corp America Fund

Management’s Discussion of Fund Performance

Portfolio Manager: Christopher M. Rowane, CFA, MBA

Senior Vice President

Huntington Asset Advisors, Inc.

Average Annual Total Return for the Period Ended 12/31/09
1 Year	34.23%
3 Year	(3.71)%
5 Year	1.53%
Start of Performance (10/15/01)	5.78%

Expense Ratio
0.93%

The graph above illustrates the hypothetical investment of $10,000* in the Huntington VA Mid Corp America Fund from October 15, 2001 (inception) to December 31, 2009, compared to the S&P 400, the RMCI, and the LMCC.

The performance information does not include the charges and expenses imposed by the insurance company separate accounts or charges and expenses under the variable insurance product contracts. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. The above expense ratio is from the Funds’ prospectus dated May 1, 2009. Additional information pertaining to the Fund’s expense ratio as of December 31, 2009 can be found in the financial highlights. For the fiscal year ended 12/31/09, Fund shares were available exclusively as a funding vehicle for Hartford Life Insurance Company’s separate accounts in connection with the Huntington Director, Huntington Director Outlook and Huntington Hartford Leaders Outlook variable annuity contracts, Transamerica Life Insurance Company’s separate accounts in connection with the Huntington Allstar Select variable annuity contract, and to the separate accounts of Nationwide Life and Annuity Insurance Company, Nationwide Life Insurance Company and Sun Life Assurance Company of Canada (U.S.). Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

*	The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 400, RMCI and LMCC have been adjusted to reflect reinvestment of dividends on securities in the indices and average.

For the fiscal year ended December 31, 2009, the Huntington VA Mid Corp America Fund produced a total return of 34.23%. In the same period the Fund’s benchmark, the Standard & Poor’s MidCap 400 Index (S&P 400),1 produced a total return of 37.38% and the Russell Midcap Index (RMCI)2 produced a total return of 40.48%, while the Lipper Mid Cap Core Average (LMCC)3 returned 36.81%.

The Fund experienced a great level of volatility during 2009, subjected to the market lows in March and a strong rebound toward year’s end. The highlight of the mid cap market was that it presented one of the greatest rebounds in 2009 among other indices, outpacing large and small caps by over 1000 basis points, as represented by the Standard & Poor’s 500 Index (S&P 500)4 and the Standard & Poor’s Small Cap 600 Index (S&P 600),5 respectively. The Fund underperformed the S&P 400 for 2009, mainly impacted by being defensive and maintaining higher quality securities. According to a Morningstar research report, only 22% of active mid cap managers have outpaced the S&P 400 index in the past decade, leading us to a strategy where managing risk might be as important as performance in these volatile markets.

The Fund was underweighted in the Consumer Discretionary, Financials, Technology and Utilities, while overweighted in Energy, Healthcare and Industrials. The performance impact of being underweight in Consumer Discretionary lead to underperformance in the Fund even with holdings like J. Crew and Nordstrom which gained 348% and 191% respectively, for the year. The underweight in Financials proved to be a great benefit to performance, avoiding some of the weakest performers in the mid cap universe. Healthcare proved to be another bright spot in sector weighting as well as security selection, but not without some volatile holdings, like Life Technologies gaining 124% and Cephalon falling 19% over the year. The greatest impact came with the under-exposure to Technology, with the index sector holdings registering a 60% return versus the portfolio’s return of 48% for this sector. The challenge was finding companies that meet the quality earnings profile without the added incremental risk. The Fund focused on the long-term sector and stock selection attributes that have added to its performance over volatile cycles. The Fund maintained a higher number of holdings than some of its peers to provide greater diversification.6

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance for a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, contact your insurance company.

▲	The composition of the Fund’s holdings is subject to change.

1	The S&P 400 is a capitalization weighted index comprised of common stocks representing all major industries in the mid-cap range of the U.S. stock market. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

2	The RMCI measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 26% of the total market capitalization of the Russell 1000 Index. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

3	LMCC figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling in the category indicated. They do not reflect sales charges.

4	The S&P 500 is a capitalization-weighted index comprised of 500 stocks and designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

5	The S&P 600 is a capitalization-weighted index representing all major industries in the small-cap range of the U.S. stock market. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

6	Diversification does not assure a profit nor protect against loss.

H U N T I N G T O N      F U N D S

7

Huntington

VA New Economy Fund

Management’s Discussion of Fund Performance

Portfolio Manager: Randy Hare

Vice President

Huntington Asset Advisors, Inc.

Average Annual Total Return for the Period Ended 12/31/09
1 Year	34.65%
3 Year	(10.49)%
5 Year	(2.18)%
Start of Performance (10/15/01)	3.41%

Expense Ratio
0.93%

The graph above illustrates the hypothetical investment of $10,000* in the Huntington VA New Economy Fund from October 15, 2001 (inception) to December 31, 2009, compared to the S&P 400 and the S&P 400CG.

The performance information does not include the charges and expenses imposed by the insurance company separate accounts or charges and expenses under the variable insurance product contracts. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. The above expense ratio is from the Funds’ prospectus dated May 1, 2009. Additional information pertaining to the Fund’s expense ratio as of December 31, 2009 can be found in the financial highlights. For the fiscal year ended 12/31/09, Fund shares were available exclusively as a funding vehicle for Hartford Life Insurance Company’s separate accounts in connection with the Huntington Director, Huntington Director Outlook and Huntington Hartford Leaders Outlook variable annuity contracts, Transamerica Life Insurance Company’s separate accounts in connection with the Huntington Allstar Select variable annuity contract, and to the separate accounts of Nationwide Life and Annuity Insurance Company, Nationwide Life Insurance Company and Sun Life Assurance Company of Canada (U.S.). Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

*	The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 400 and the S&P 400CG indices have been adjusted to reflect reinvestment of dividends on securities in the indices.

For the fiscal year ended December 31, 2009, the Huntington VA New Economy Fund produced a total return of 34.65%. The Fund’s benchmark, the Standard & Poor’s Mid Cap 400 Index (S&P 400),1 had a total return of 37.38%, while the Standard & Poor’s MidCap 400/Citigroup Growth Index (S&P 400CG)2 had a total return of 41.08%. The Fund underperformed its benchmark for the fiscal year ended December 31, 2009.

The Fund’s holdings remained invested in companies producing or benefiting from increased productivity trends. The Fund’s largest sector positions were concentrated in the Technology sector as well as the Industrial sector. The Fund’s smallest sector concentrations were in the Utilities and Telecommunication Services sectors. Price volatility and trading activity were the fundamental factors providing the largest source of positive active exposure. Dividend yield was the fundamental factor providing the largest negative active exposure for the Fund.

The Fund’s performance relative to the benchmark was affected by both sector selection and individual stock selection. The Financial sector underweight provided the largest variation in sector performance relative to the S&P 400. The Financial sector was the worst performing sector of the S&P 400 and the Fund’s relative underweight aided in the performance of the Fund. In addition, the Fund’s underweight of the Utility sector provided some additional relative performance benefit. The source for the largest underperformance relative to the benchmark was the Fund’s average cash position which was in excess of 5%. The Fund’s overweight position in the Energy sector provided a small negative performance for the Fund during the year. The remaining relative sector weights provided minimal contribution versus the Fund’s benchmark. The Fund’s sector selection process during 2009 continued to be driven by the sector strategy of Huntington Asset Advisors, Inc.

The largest single factor driving performance was the Fund’s stock selection. The Fund’s investments in STEC, Inc. provided the largest contribution to return from an individual holding. CF Industries and Life Technologies Corp. provided additional positive performance for the Fund. On the negative side, performance was driven by the Fund’s holdings of Sequenom Inc., Strayer Education and Conmed Corp. Overall the stock selection process applied to the Fund provided for positive returns for the year ended December 31, 2009.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance for a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, contact your insurance company.

▲	The composition of the Fund’s holdings is subject to change.

1	The S&P 400 is a capitalization-weighted index comprised of common stocks representing all major industries in the mid-range of the U.S. stock market. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

2	The S&P 400CG is designed to provide a comprehensive measure of mid-cap U.S. equity “growth” performance. It is a float adjusted market capitalization-weighted index comprised of stocks representing approximately half the market capitalization of the S&P 400 that have been indentified as being on the growth end of the growth-value spectrum. Indices are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index.

8

Huntington

VA Real Strategies Fund

Management’s Discussion of Fund Performance

Portfolio Manager: Peter Sorrentino, CFA

Vice President

Huntington Asset Advisors, Inc.

Average Annual Total Return for the Period Ended 12/31/09
1 Year	34.74%
Start of Performance (08/31/07)	(9.59)%

Expense Ratio
3.59%

The graph above illustrates the hypothetical investment of $10,000* in the Huntington VA Real Strategies Fund from August 31, 2007 (inception) to December 31, 2009, compared to the S&P GSCI, S&P 500 and RSIB.

The performance information does not include the charges and expenses imposed by the insurance company separate accounts or charges and expenses under the variable insurance product contracts. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. The above expense ratios are from the Funds’ prospectus dated May 1, 2009. Additional information pertaining to the Fund’s expense ratio as of December 31, 2009 can be found in the financial highlights. For the fiscal year ended 12/31/09, Fund shares were available exclusively as a funding vehicle for Hartford Life Insurance Company’s separate accounts in connection with the Huntington Director, Huntington Director Outlook and Huntington Hartford Leaders Outlook variable annuity contracts, Transamerica Life Insurance Company’s separate accounts in connection with the Huntington Allstar Select variable annuity contract, and to the separate accounts of Nationwide Life and Annuity Insurance Company, Nationwide Life Insurance Company and Sun Life Assurance Company of Canada (U.S.). Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

*	The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P GSCI, the S&P 500 and the RSIB have been adjusted to reflect reinvestment of dividends on securities in the indices.

For the fiscal year ended December 31, 2009, the Huntington VA Real Strategies Fund produced a total return of 34.74%. The Fund outperformed its benchmark, the S&P GSCI® Index1, which returned 13.49%. The Fund also outperformed the Standard & Poor’s 500 Index2, which returned 26.46% and the Real Strategies Indices Blend3, which returned 27.96%.

The Fund’s performance during the fiscal year was achieved during the March through October time frame, as the flood of liquidity unleashed by central banking authorities around the world quickly re-inflated the prices for raw materials. The rationale for this has been threefold, with investor expectations for growth in developing regions to continue unabated concurrent with the belief that the developed economies are attempting to stimulate their economies by providing cheap liquidity that, ultimately, leads to inflation. These are factors which favor increasingly scarce industrial inputs, energy and precious metals. Many of the commodities-related companies the Fund invests in tend to reap the benefits of this market environment.

Nowhere was this dynamic more clearly apparent than in Brazil as the Bovespa Index4 finished 2009 with an advance of almost 200%. Half of this return was attributable to the price action of the Brazilian stock market and the balance was attributable to the performance of the Brazilian real versus the U.S. dollar. Beginning 2009 at a rate of 2.3 real to the dollar, the real strengthened to an exchange rate of 1.72 real to the dollar. The Fund’s participation, which was sold in late October, came through investments in Vale (+118%), Petrobras (+103%) and Cosan (+130%). The sales were done in response to the imposition of a 2% tax on foreign investment transactions intended to head off a potential bubble in Brazilian asset values. Domestic companies became beneficiaries of this recovery as well, the best example of which are the Fund’s shares of equipment maker Bucyrus International. Starting the year at $20.20, shares of Bucyrus closed at $56.37, up 179%.

In light of price advances such as those highlighted, it would be legitimate to ask why the performance of the Fund was not greater. To answer that is to repeat a theme espoused over the last two years, hard asset prices are being driven by cheap, easy credit, not their inherent economic fundamentals. This is the rationale behind the October sale of the Brazilian holdings, to recognize that, at a certain level, asset prices are not defensible and to take action to defend shareholder value. The same holds true for shares of Bucyrus, upon which call options have been written systematically against a portion of the Fund’s holding to create a buffer against a corrective price action. While these actions have dampened the price volatility of the Fund during the past fiscal year, they have come at a price—the opportunity cost, or incremental return that could have been earned were a more aggressive approach adopted. The intent of this approach is to meaningfully participate in price advances but first and foremost to avoid holding assets during the speculative blow-off phase.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance for a variable option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, contact your insurance company.

▲	The composition of the Fund’s holdings is subject to change.

1

The S&P GSCI® Index measures general price movements and inflation in the world economy. The index is calculated primarily on a world production-weighted basis and is comprised of the principal physical commodities that are the subject of active, liquid futures markets. The Fund’s investment adviser elected to change the benchmark index from the S&P 500 to the S&P GSCI® Index because the S&P GSCI® Index is more reflective of the securities in which the Fund invests. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

2	The S&P 500 is a capitalization-weighted Index comprised of 500 stocks and designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

3	The Real Strategies Indices Blend is a custom blended index comprised of the following two indices with their noted respective weightings: Reuters/Jefferies CRB Total Return Index (50%) and NAREIT Index (50%). The Reuters/Jefferies CRB Total Return Index is a commodity index, a basket of exchange-traded futures contract representing long-only positions in underlying commodities. Indices typically include a variety of commodity sectors to provide investors broader exposure to commodities as an asset class and free the investor from the mechanics of future trading (e.g., contract rolling and physical delivery). The index return does not reflect the deduction of expenses, which have been deducted from the Fund’s returns. The index return assumes reinvestment of all distributions and does not reflect the deduction of taxes and fees. Individuals cannot invest directly in the index, however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index. The NAREIT represents returns for the National Association of Real Estate Investment Trust Equity Index. The indices are unmanaged and, unlike the Fund, are not affected by cashflows.

4	The Bovespa Index is a total return index weighted by traded volume and is comprised of the most liquid stocks traded on the Sao Paulo Stock Exchange.

H U N T I N G T O N      F U N D S

9

Huntington

VA Rotating Markets Fund

Management’s Discussion of Fund Performance

Portfolio Manager: Paul Koscik, JD

Vice President

Huntington Asset Advisors, Inc.

Average Annual Total Return for the Period Ended 12/31/09
1 Year	33.38%
3 Year	(5.53)%
5 Year	2.03%
Start of Performance (10/15/01)	3.83%

Expense Ratio
0.93%

The graph above illustrates the hypothetical investment of $10,000* in the Huntington VA Rotating Markets Fund from October 15, 2001 (inception) to December 31, 2009, compared to the S&P 500.

The performance information does not include the charges and expenses imposed by the insurance company separate accounts or changes and expenses under the variable insurance product contracts. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. The above expense ratio is from the Funds’ prospectus dated May 1, 2009. Additional information pertaining to the Fund’s expense ratio as of December 31, 2009 can be found in the financial highlights. For the fiscal year ended 12/31/09, Fund shares were available exclusively as a funding vehicle for Hartford Life Insurance Company’s separate accounts in connection with the Huntington Director, Huntington Director Outlook and Huntington Hartford Leaders Outlook variable annuity contracts, Transamerica Life Insurance Company’s separate accounts in connection with the Huntington Allstar Select variable annuity contract, and to the separate accounts of Nationwide Life and Annuity Insurance Company, Nationwide Life Insurance Company and Sun Life Assurance Company of Canada (U.S.). Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

*	The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect reinvestment of all dividends on securities in the index.

For the fiscal year ended December 31, 2009, the Huntington VA Rotating Markets Fund produced a total return of 33.38%. This outperformed the total return of 26.46% for the Fund’s benchmark, the Standard & Poor’s 500 Index (S&P 500).1

The year 2009 began with the world’s equity markets mired in one of the worst “Bear Markets” in generations. Because the large cap segment tends to outperform the other segments of the stock market during such declines, the Fund had been invested in that segment since February 2008. In March 2009, the Bear Market bottomed. Because international equities in general and emerging markets in particular had endured steep price declines, valuations had become very attractive. Cheap valuations coupled with projected higher growth rates than the U.S., made the global segment very attractive. For these reasons, the Fund rotated out of the large cap segment and into the global segment in April 2009.2 The Fund focused on purchasing international Exchange Traded Funds (ETFs)3 with particular emphasis on emerging markets.

The primary reason for the Fund’s relative outperformance to its benchmark, was the decision to rotate out of the large cap segment of the stock market and into the global segment. From the date of the rotation in April through the end of 2009, the iShares MSCI EMU Index Fund and the iShares MSCI Pacific Ex-Japan Index Fund had returns of 53% and 55%, respectively. These were the two largest international ETF holdings in the Fund and they significantly contributed to the outperformance of the Fund.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance for a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, contact your insurance company.

*	The composition of the Fund’s holdings is subject to change.

1	The S&P 500 is a capitalization-weighted index comprised of 500 stocks and designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

2	International investing involves special risks including currency risk, political risk, increased volatility of foreign securities, and differences in auditing and other financial standards.

3	An investment in an exchange-traded fund (“ETF”) generally presents the same primary risks as an investment in a fund that is not exchange traded and may also be subject to other risks, such as: (i) ETF shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; and (iii) trading of an ETF’s shares may be halted by the listing exchange’s officials. investment in real estate, such as limited liquidity and interest rate risks.

10

Huntington

VA Situs Fund

Management’s Discussion of Fund Performance

Portfolio Manager: B. Randolph Bateman, CFA,

Chief Investment Officer

Huntington Asset Advisors, Inc.

Average Annual Total Return for the Period Ended 12/31/09
1 Year	32.95%
3 Year	(4.53)%
5 Year	1.35%
Start of Performance (05/03/04)	4.45%

Expense Ratio
0.95%

The graph above illustrates the hypothetical investment of $10,000* in the Huntington VA Situs Fund from May 3, 2004 (inception) to December 31, 2009, compared to the S&P 600 and the S&P 500.

The performance information does not include the charges and expenses imposed by the insurance company separate accounts or changes and expenses under the variable insurance product contracts. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. The above expense ratio is from the Funds’ prospectus dated May 1, 2009. Additional information pertaining to the Fund’s expense ratio as of December 31, 2009 can be found in the financial highlights. For the fiscal year ended 12/31/09, Fund shares were available exclusively as a funding vehicle for Hartford Life Insurance Company’s separate accounts in connection with the Huntington Director, Huntington Director Outlook and Huntington Hartford Leaders Outlook variable annuity contracts, Transamerica Life Insurance Company’s separate accounts in connection with the Huntington Allstar Select variable annuity contract, and to the separate accounts of Nationwide Life and Annuity Insurance Company, Nationwide Life Insurance Company and Sun Life Assurance Company of Canada (U.S.). Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

*	The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 600 and the S&P 500 indices have been adjusted to reflect reinvestment of dividends on securities in the indices.

For the fiscal year ended December 31, 2009, the Huntington VA Situs Fund produced a total return of 32.95%. The Fund experienced a strongly positive relative performance versus its benchmark, the Standard & Poor’s Small Cap 600 Index (S&P 600),1 which had a total return of 25.57% for the same reporting period. The Fund also outperformed the Standard & Poor’s 500 Index (S&P 500),2 the broader stock market index, which had a return of 26.46% for the reporting period.

The Fund continued to focus on its approach of utilizing, among other things, strict quantitative analysis, industry sector emphasis or de-emphasis according to the strict guidelines established by Huntington Asset Advisors, Inc.’s (“HAA”) Investment Policy Committee and selecting stocks of companies with geographical location advantages. These factors have contributed to the Fund outperforming its benchmark for the longer-term and were crucial in the overperformance achieved in 2009.

During the reporting period, we predicted a slower economic growth period for the coming year but with the expectation that the monetary and fiscal stimulus enacted in the prior year, would extract the economy from recession. Therefore, the Fund made significant emphasis upon those cyclical areas of the economy. The Materials, Energy and Industrials sectors were maintained in an overweight posture during the entire year. The Fund was underexposed to Financials and Consumer sectors during much of the year, as charge-offs impacted bank earnings and the consumer was wary as a result of rising unemployment. Following the first quarter, however, the economy began to show signs of recovery and investors began to take advantage of low market valuations. HAA’s quantitative models did not perform well in identifying individual stocks that would outperform, so virtually the entire Fund performance was due to sector weighting strategies. Toward the last weeks of the year, the manager employed several call option strategies to help protect the outstanding gains in the portfolio and increase cash flow into the portfolio.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance for a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, contact your insurance company.

▲	The composition of the Fund’s holdings is subject to change.

1	The S&P 600 is a capitalization-weighted index representing all major industries in the small-cap range of the U.S. stock market. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

2	The S&P 500 is a capitalization-weighted index comprised of 500 stocks and designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

H U N T I N G T O N      F U N D S

11

Huntington

VA Mortgage Securities Fund

Management’s Discussion of Fund Performance

Co-Portfolio Managers:

William G. Doughty, MBA

Vice President

Gustave J. Seasongood

Vice President

Huntington Asset Advisors, Inc.

Average Annual Total Return for the Period Ended 12/31/09
1 Year	5.46%
3 Year	3.84%
5 Year	3.72%
Start of Performance (05/03/04)	4.33%

Expense Ratio
1.04%

The graph above illustrates the hypothetical investment of $10,000* in the Huntington VA Mortgage Securities Fund from May 3, 2004 (inception) to December 31, 2009, compared to the BMBSI.

The performance information does not include the charges and expenses imposed by the insurance company separate accounts or changes and expenses under the variable insurance product contracts. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. The above expense ratios are from the Funds’ prospectus dated May 1, 2009. Additional information pertaining to the Fund’s expense ratio as of December 31, 2009 can be found in the financial highlights. For the fiscal year ended 12/31/09, Fund shares were available exclusively as a funding vehicle for Hartford Life Insurance Company’s separate accounts in connection with the Huntington Director, Huntington Director Outlook and Huntington Hartford Leaders Outlook variable annuity contracts, Transamerica Life Insurance Company’s separate accounts in connection with the Huntington Allstar Select variable annuity contract, and to the separate accounts of Nationwide Life and Annuity Insurance Company, Nationwide Life Insurance Company and Sun Life Assurance Company of Canada (U.S.). Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

*	The Fund’s performance assumes the reinvestment of all dividends and distributions. The BMBSI has been adjusted to reflect reinvestment of dividends on securities in the index.

For the fiscal year ended December 31, 2009, the Huntington VA Mortgage Securities Fund produced a total return of 5.46%. This compared to the total return of 5.89% for the Fund’s benchmark, the Barclays Mortgage Backed Securities Index (BMBSI)1.

During 2009 the mortgage market saw a narrowing of spreads, as the Federal Reserve purchased more mortgages than were created in 2009. Within the mortgage-backed sector, Hybrid ARMS (Adjustable Rate Mortgages) performed the best, followed by 30 year conventional mortgages and GNMA (Government National Mortgage Association) mortgages which performed in line with each other and the benchmark, while 15 year conventional mortgages lagged the market. Underperformance of the Fund was the result of an underweighting of the best performing mortgages and an overweighting of 15 and 20 year mortgages, due to our defensive stance in the market.2 Also, the Fund mostly held lower coupon mortgage-backed securities, while the government was purchasing higher coupon securities. The Agency positions also had a negative effect on the portfolio. Mortgages had a return of 5.89%, as measured by the BMBSI for the year compared to a return of (3.72)% for Treasuries. The 5% exposure to the REITs (Real Estate Investment Trusts)3 market helped the Fund return. As measured by the NAREIT Index (NAREIT),4 REITs produced a total return of 27.45% for the year.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance for a variable investment option changes over time and current performance maybe lower or higher than what is stated. For current to the most recent month end performance, contact your insurance company.

▲	The composition of the Fund’s holdings is subject to change.

Bond prices are sensitive to changes in interest rates, and a rise in interest rates can cause a decline in their prices.

1	The BMBSI is composed of all fixed securities mortgage pools by the Government National Mortgage Association (GNMA), Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, including GNMA Graduated Payment Mortgages. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

2	The value of some mortgage-backed securities may be particularly sensitive to changes in prevailing interest rates, and although the securities are generally supported by some form of government or private insurance, there is no assurance that private guarantors or insurers will meet their obligations.

3	Investments in REITs involve special risks associated with an investment in real estate, such as limited liquidity and interest rate risks.

4	The NAREIT Index represents returns for the National Association of Real Estate Investment Trust Equity Index. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

12

Huntington VA Balanced Fund

Portfolio of Investments Summary Table (Unaudited)

December 31, 2009

Asset Allocation	Percentage of Market Value
Equity Mutual Funds	59.8%
Fixed Income Mutual Funds	38.1%
Corporate Bonds	1.4%
Cash[1]	0.7%
Total	100.0%

[1]	Investments in an affiliated money market fund.

Portfolio holdings and allocations are subject to change. Percentages in the table above, as of December 31, 2009, are based on total investments, which may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

December 31, 2009

Principal Amount or Shares		Value
	Corporate Bonds — 1.4%
$100,000	The International Bank for Reconstruction and Development (IBRD), 0.101%, 2/1/10 (a)	$99,998

	Total Corporate Bonds (Cost $99,991)	99,998

	Mutual Funds — 96.2% (b)
97,862	Huntington Fixed Income Securities Fund, Institutional Shares	2,115,777
30,128	Huntington VA Dividend Capture Fund	267,237
168,634	Huntington VA Growth Fund	1,200,674
99,900	Huntington VA Income Equity Fund	798,198
49,793	Huntington VA International Equity Fund	668,221
41,727	Huntington VA Macro 100 Fund	332,562
18,366	Huntington VA Mid Corp America Fund	265,754
38,933	Huntington VA Mortgage Securities Fund	436,045
27,443	Huntington VA New Economy Fund	299,676
14,264	Huntington VA Situs Fund	165,752

	Total Mutual Funds (Cost $6,228,023)	6,549,896

Shares		Value
	Cash Equivalents — 0.7%
47,374	Huntington Money Market Fund, Interfund Shares, 0.010% (b) (c)	$47,374

	Total Cash Equivalents (Cost $47,374)	47,374

	Total Investments (Cost $6,375,388) — 98.3%	6,697,268

	Other Assets in Excess of Liabilities — 1.7%	112,699

	Net Assets — 100.0%	$6,809,967

(a)	Rate represents the effective yield at purchase.

(b)	Investment in affiliate.

(c)	Rate disclosed is the seven day yield as of December 31, 2009.

H U N T I N G T O N      F U N D S

See Notes which are an integral part of the Financial Statements.

13

Huntington VA Dividend Capture Fund

Portfolio of Investments Summary Table (Unaudited)

December 31, 2009

Asset Allocation	Percentage of Market Value
Common Stock (includes 11.8% Real Estate Investment Trusts)	69.1%
Preferred Stock (includes 1.6% Real Estate Investment Trusts)	26.9%
Cash[1]	2.6%
Exchange Traded Funds	1.4%
Total	100.0%

[1]	Investments in an affiliated money market fund.

Portfolio holdings and allocations are subject to change. Percentages in the table above, as of December 31, 2009, are based on total investments, which may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

December 31, 2009

Shares		Value
	Common Stocks — 68.7%
	Consumer Discretionary — 7.3%
15,000	Family Dollar Stores, Inc.	$417,450
36,000	Foot Locker, Inc.	401,040
6,500	J.C. Penney Co., Inc.	172,965
7,500	The TJX Cos., Inc.	274,125
1,000	The Walt Disney Co.	32,250
15,500	Time Warner, Inc.	451,670
15,500	Universal Corp.	706,955

		2,456,455

	Consumer Staples — 5.4%
11,000	ConAgra Foods, Inc.	253,550
4,000	Kimberly-Clark Corp.	254,840
9,500	Molson Coors Brewing Co., Class B	429,020
9,000	Reynolds American, Inc.	476,730
6,500	The J.M. Smucker Co.	401,375

		1,815,515

	Energy — 7.3%
3,000	Chevron Texaco Corp.	230,970
8,000	ConocoPhillips	408,560
9,000	Eni SpA ADR	455,490
4,500	Exxon Mobil Corp.	306,855
6,500	Halliburton Co.	195,585
15,000	Marathon Oil Corp.	468,300
9,500	Spectra Energy Corp.	194,845
14,000	Tesoro Corp.	189,700

		2,450,305

	Financials — 11.2%
6,500	Aflac, Inc.	300,625
15,000	American Financial Group, Inc.	374,250
11,250	Chubb Corp.	553,275
5,000	Everest Re Group Ltd.	428,400
9,500	Federated Investors, Inc., Class B	261,250
6,500	JPMorgan Chase & Co.	270,855
5,500	M&T Bank Corp.	367,895
6,500	Royal Bank of Canada	348,075
12,000	The Bank of New York Mellon Corp.	335,640

Shares		Value
	Financials — (continued)
5,000	The Travelers Cos., Inc.	$249,300
13,000	Unitrin, Inc.	286,650

		3,776,215

	Health Care — 7.1%
4,000	Abbott Laboratories	215,960
12,000	AstraZeneca PLC ADR	563,280
5,000	Baxter International, Inc.	293,400
16,500	Eli Lilly & Co.	589,215
3,500	Merck & Co., Inc.	127,890
32,000	Pfizer, Inc.	582,080

		2,371,825

	Industrials — 8.0%
6,250	3M Co.	516,687
13,000	A.O. Smith Corp.	564,070
5,500	Flowserve Corp.	519,915
9,000	Joy Global, Inc.	464,310
7,500	Raytheon Co.	386,400
6,500	Waste Management, Inc.	219,765

		2,671,147

	Materials — 1.5%
7,000	Bemis Co., Inc.	207,550
3,500	Sonoco Products Co.	102,375
6,000	Southern Copper Corp.	197,460

		507,385

	Real Estate Investment Trusts — 11.7%
9,000	Acadia Realty Trust	151,830
4,000	EastGroup Properties, Inc.	153,120
5,500	Entertainment Properties Trust	193,985
5,500	Equity Residential	185,790
13,000	HCP, Inc.	397,020
7,000	Health Care REIT, Inc.	310,240
9,500	Highwoods Properties, Inc.	316,825
3,500	Liberty Property Trust	112,035
8,000	Mack-Cali Realty Corp.	276,560
5,500	Mid-America Apartment Communities, Inc.	265,540

See Notes which are an integral part of the Financial Statements.

14

Huntington VA Dividend Capture Fund

Portfolio of Investments (continued)

December 31, 2009

Shares		Value
	Common Stocks — (continued)
	Real Estate Investment Trusts — (continued)
10,000	National Health Investors, Inc.	$369,900
14,000	National Retail Properties, Inc.	297,080
3,750	PS Business Parks, Inc.	187,688
17,000	Ramco-Gershenson Properties Trust	162,180
5,374	Simon Property Group, Inc.	428,874
3,000	Sovran Self Storage, Inc.	107,190

		3,915,857

	Technology — 2.7%
2,000	Accenture PLC, Class A	83,000
14,000	Intel Corp.	285,600
1,500	International Business Machines Corp.	196,350
18,124	Taiwan Semiconductor Manufacturing Co. Ltd. ADR	207,339
5,500	Texas Instruments, Inc.	143,330

		915,619

	Telecommunications — 3.1%
16,500	AT&T, Inc.	462,495
8,000	CenturyTel, Inc.	289,680
11,000	Comcast Corp., Class A	185,460
3,500	Verizon Communications, Inc.	115,955

		1,053,590

	Utilities — 3.4%
4,500	American Electric Power Co., Inc.	156,555
9,500	Constellation Energy Group, Inc.	334,115
11,000	Duke Energy Corp.	189,310
21,000	Xcel Energy, Inc.	445,830

		1,125,810

	Total Common Stocks (Cost $21,577,886)	23,059,723

	Preferred Stocks — 26.7%
	Consumer Discretionary — 1.2%
3,982	Comcast Corp., 7.000%	100,466
13,000	Viacom, Inc., 6.850%	311,350

		411,816

	Financials — 22.6%
15,000	Allianz SE, 8.375%	369,375
23,000	American International Group, Series A-4, 6.450%	301,300
14,000	ASBC Capital I, 7.625%	277,480
12,000	Barclays Bank PLC, Series 2, 6.625%	243,960
16,000	BB&T Capital Trust V, 8.950%	429,760
14,000	Credit Suisse Guernsey, 7.900%	359,520
3,500	HSBC Holdings PLC, Series A, 6.200%	74,865
11,350	ING Groep NV, 6.125%	190,566
15,000	JPM Chase Capital XXVI, 8.000%	402,900
5,000	KeyCorp Capital VIII, 7.000%	98,750
13,000	Merrill Lynch & Co. Capital Trust V, 7.280%	277,550
15,000	MetLife, Inc., Series B, 6.500%	360,000
28,000	Morgan Stanley Capital Trust, 6.600%	614,320
37,000	National City Capital Trust II, 6.625%	826,950

Shares		Value
	Financials — (continued)
7,829	Partnerre Ltd., Series D, 6.500%	$174,900
11,914	PLC Capital Trust IV, 7.250%	258,534
976	PNC Capital Trust E, 7.750%	24,771
20,000	Prudential Financial, Inc., 9.000%	531,000
19,292	Prudential PLC, 6.500%	434,456
21,000	RBS Capital Funding Trust V, Series E, 5.900%	210,000
15,003	RenaissanceRe Holdings Ltd., Series B, 7.300%	354,821
10,000	RenaissanceRe Holdings Ltd., Series C, 6.080%	195,700
4,692	SunTrust Capital IX, 7.875%	113,875
19,000	Telephone & Data Systems, Inc., Series A, 7.600%	466,640

		7,591,993

	Real Estate Investment Trusts — 1.6%
16,000	Public Storage, Series F, 6.450%	355,040
8,000	Vornado Realty LP, 7.875%	194,640

		549,680

	Utilities — 1.3%
9,000	BGE Capital Trust II, 6.200%	200,250
4,000	Dominion Resources, Inc., Series A, 8.375%	109,600
4,000	Xcel Energy, Inc., 7.600%	106,400
		416,250

	Total Preferred Stocks (Cost $9,244,575)	8,969,739

	Mutual Funds — 1.4%
	Exchange Traded Funds — 1.4%
21,000	The Technology Select Sector SPDR Fund	480,270

	Total Mutual Funds (Cost $383,684)	480,270

	Cash Equivalents — 2.6%
850,721	Huntington Money Market Fund, Interfund Shares, 0.010% (a) (b)	850,721

	Total Cash Equivalents (Cost $850,721)	850,721

	Total Investments (Cost $32,056,866) — 99.4%	33,360,453

	Other Assets in Excess of Liabilities — 0.6%	196,453

	Net Assets — 100.0%	$33,556,906

(a)	Investment in affiliate.

(b)	Rate disclosed is the seven day yield as of December 31, 2009.

ADR	—American Depositary Receipt
LP	—Limited Partnership
PLC	—Public Liability Co.
REIT	—Real Estate Investment Trust

H U N T I N G T O N      F U N D S

See Notes which are an integral part of the Financial Statements.

15

Huntington VA Growth Fund

Portfolio of Investments Summary Table (Unaudited)

December 31, 2009

Asset Allocation	Percentage of Market Value
Technology	24.9%
Energy	18.1%
Cash[1]	11.8%
Health Care	11.6%
Industrials	9.4%
Consumer Staples	8.8%
Materials	5.8%
Consumer Discretionary	4.3%
Financials	3.7%
Telecommunications	1.1%
Transportation	0.5%
Total	100.0%

[1]	Investments in an affiliated money market fund.

Portfolio holdings and allocations are subject to change. Percentages in the table above, as of December 31, 2009, are based on total investments, which may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

December 31, 2009

Shares		Value
	Common Stocks — 88.7%
	Consumer Discretionary — 4.3%
5,755	DIRECTV, Class A *	$191,929
3,440	Macy’s, Inc.	57,655
3,000	McDonald’s Corp.	187,320
4,000	Netflix, Inc. * (a)	220,560

		657,464

	Consumer Staples — 8.9%
3,950	Casey’s General Stores, Inc.	126,084
2,650	Colgate-Palmolive Co.	217,697
600	Companhia de Bebidas das Americas ADR (a)	60,654
3,100	Expedia, Inc. *	79,701
2,800	General Mills, Inc.	198,268
3,750	Hormel Foods Corp.	144,188
1,300	Kellogg Co.	69,160
1,100	Kimberly-Clark Corp.	70,081
3,100	Procter & Gamble Co.	187,953
2,700	Wal-Mart Stores, Inc.	144,315
1,600	Walgreen Co.	58,752

		1,356,853

	Energy — 18.2%
6,000	Alpha Natural Resources, Inc. * (a)	260,280
1,500	Anadarko Petroleum Corp.	93,630
900	Apache Corp.	92,853
1,150	Cameron International Corp. * (a)	48,070
2,500	Chevron Texaco Corp. (a)	192,475
2,100	ConocoPhillips	107,247
3,600	Enbridge, Inc.	166,392
1,300	EnCana Corp. (a)	42,107
800	EOG Resources, Inc.	77,840

Shares		Value
	Energy — (continued)
2,232	Exxon Mobil Corp.	$152,200
2,800	Halliburton Co. (a)	84,252
1,850	National Oilwell Varco, Inc. (a)	81,566
1,600	Noble Corp.	65,120
1,000	Noble Energy, Inc. (a)	71,220
3,000	Occidental Petroleum Corp.	244,050
4,500	Peabody Energy Corp. (a)	203,445
3,650	Petroleo Brasileiro SA ADR (a)	174,032
1,370	Range Resources Corp.	68,295
2,800	Schlumberger Ltd.	182,252
5,550	Southwestern Energy Co. *	267,510
2,100	Ultra Petroleum Corp. *	104,706

		2,779,542

	Financials — 3.7%
280	BlackRock, Inc.	65,016
765	CME Group, Inc.	257,002
1,800	Global Payments, Inc.	96,948
1,860	U.S. Bancorp	41,869
1,100	Visa, Inc., Class A	96,206

		557,041

	Health Care — 11.7%
2,740	Aetna, Inc.	86,858
3,000	Allergan, Inc.	189,030
1,830	Baxter International, Inc.	107,384
1,000	Becton, Dickinson & Co.	78,860
2,205	Express Scripts, Inc. *	190,622
4,800	Fresenius Medical Care AG & Co. KGaA ADR	254,448
1,500	Gilead Sciences, Inc. *	64,920
3,825	Medco Health Solutions, Inc. *	244,456

See Notes which are an integral part of the Financial Statements.

16

Huntington VA Growth Fund

Portfolio of Investments (continued)

December 31, 2009

Shares		Value
	Common Stocks — (continued)
	Health Care — (continued)
1,162	Novo-Nordisk A/S	$74,194
3,760	Stryker Corp.	189,391
3,900	Teva Pharmaceutical Industries Ltd. ADR	219,102
1,700	Varian Medical Systems, Inc. *	79,645

		1,778,910

	Industrials — 9.5%
1,700	3M Co.	140,539
1,700	CSX Corp.	82,433
1,400	Cummins, Inc. (a)	64,204
1,100	Danaher Corp. (a)	82,720
1,000	Fedex Corp.	83,450
2,150	Fluor Corp. (a)	96,836
5,000	Foster Wheeler AG *	147,200
1,200	POSCO ADR (a)	157,320
2,600	Union Pacific Corp.	166,140
1,870	United Technologies Corp.	129,797
3,150	W.W. Grainger, Inc.	305,014

		1,455,653

	Materials — 5.8%
5,120	ArcelorMittal, Class A	234,240
2,300	Freeport-McMoran Copper & Gold, Inc., Class B * (a)	184,667
2,600	Newmont Mining Corp.	123,006
1,700	Tenaris SA ADR (a)	72,505
9,510	Vale SA ADR (a)	276,075

		890,493

	Technology — 25.0%
1,880	Apple, Inc. * (a)	396,417
2,000	Automatic Data Processing, Inc.	85,640
520	Google, Inc., Class A * (a)	322,390
3,537	Hewlett-Packard Co.	182,191
3,955	International Business Machines Corp.	517,709
4,500	Intuit, Inc. *	138,195
865	MasterCard, Inc., Class A	221,423
7,870	Microsoft Corp.	239,956
8,400	NVIDIA Corp. * (a)	156,912
12,800	Oracle Corp.	314,112
400	Priceline.com, Inc. * (a)	87,400
4,800	QUALCOMM, Inc.	222,048
4,150	Research In Motion Ltd. *	280,291
3,800	Salesforce.com, Inc. * (a)	280,326
3,950	Sybase, Inc. *	171,430
4,800	Symantec Corp. *	85,872
4,300	Texas Instruments, Inc.	112,058

		3,814,370

Shares or Contracts		Value
	Telecommunications — 1.1%
900	America Movil SA de CV ADR, Series L	$42,282
2,900	American Tower Corp., Class A *	125,309

		167,591

	Transportation — 0.5%
2,400	Expeditors International of Washington, Inc.	83,352

	Total Common Stocks (Cost $11,460,066)	13,541,269

	Cash Equivalents — 11.9%
1,818,207	Huntington Money Market Fund, Interfund Shares, 0.010% (b) (c)	1,818,207

	Total Cash Equivalents (Cost $1,818,207)	1,818,207

	Options Purchased — 0.1%
60	Alpha Natural Resources, Inc., Put @ $35, Expiring March 2010	5,850
18	Apple, Inc., Put @ $160, Expiring January 2010	135
11	Danaher Corp., Put @ $65, Expiring March 2010	605
14	Halliburton Co., Put @ $25, Expiring April 2010	868
135	SPDR Trust, Series 1, Put @ $109, Expiring January 2010	10,125
20	Ultra Petroleum Corp., Put @ $43, Expiring March 2010	2,450

	Total Options Purchased (Cost $49,689)	20,033

	Total Investments (Cost $13,327,962) — 100.7%	15,379,509

	Liabilities in Excess of Other Assets — (0.7)%	(107,064)

	Net Assets — 100.0%	$15,272,445

(a)	All or a portion of the security is held as collateral for options.

(b)	Rate disclosed is the seven day yield as of December 31, 2009.

(c)	Investment in affiliate.

*	Non-income producing security.

ADR	—American Depositary Receipt

H U N T I N G T O N      F U N D S

See Notes which are an integral part of the Financial Statements.

17

Huntington VA Income Equity Fund

Portfolio of Investments Summary Table

December 31, 2009

Asset Allocation	Percentage of Market Value
Financials	14.5%
Industrials	13.6%
Energy	12.3%
Health Care	12.0%
Consumer Staples	10.6%
Consumer Discretionary	9.2%
Technology	6.8%
Utilities	5.8%
Real Estate Investment Trusts	4.4%
Telecommunications	4.4%
Materials	2.6%
Preferred Stocks	2.1%
Cash[1]	1.7%
Total	100.0%

[1]	Investments in an affiliated money market fund.

Portfolio holdings and allocations are subject to change. Percentages in the table above, as of December 31, 2009, are based on total investments, which may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

December 31, 2009

Shares		Value
	Common Stocks — 96.2%
	Consumer Discretionary — 9.2%
9,700	Darden Restaurants, Inc.	$340,179
11,400	J.C. Penney Co., Inc.	303,354
16,100	Limited Brands, Inc.	309,764
11,900	Time Warner, Inc.	346,766
4,100	V.F. Corp.	300,284
3,800	Whirlpool Corp.	306,508

		1,906,855

	Consumer Staples — 10.6%
19,000	ConAgra Foods, Inc.	437,950
4,900	Kimberly-Clark Corp.	312,179
7,300	Molson Coors Brewing Co., Class B	329,668
6,100	PepsiCo, Inc.	370,880
5,800	Reynolds American, Inc.	307,226
34,800	Sara Lee Corp.	423,864

		2,181,767

	Energy — 12.3%
5,000	BP PLC ADR	289,850
4,300	Chevron Texaco Corp.	331,057
5,200	ConocoPhillips	265,564
4,800	Exxon Mobil Corp.	327,312
10,600	Marathon Oil Corp.	330,932
12,500	Repsol YPF SA ADR	333,250
5,500	Royal Dutch Shell PLC ADR	330,605
5,200	Total SA ADR	333,008

		2,541,578

Shares		Value
	Financials — 14.5%
28,000	Banco Santander SA ADR	$460,320
9,600	Bank of Montreal	509,568
9,000	Chubb Corp.	442,620
8,500	The Bank of Nova Scotia	397,290
4,500	The Toronto-Dominion Bank	282,240
9,800	The Travelers Cos., Inc.	488,628
23,400	XL Capital Ltd., Class A	428,922

		3,009,588

	Health Care — 12.0%
10,000	AstraZeneca PLC ADR	469,400
9,600	Cardinal Health, Inc.	309,504
11,500	Eli Lilly & Co.	410,665
9,600	Merck & Co., Inc.	350,784
24,600	Pfizer, Inc.	447,474
12,700	Sanofi-Aventis ADR	498,729

		2,486,556

	Industrials — 13.6%
4,000	3M Co.	330,680
5,600	General Dynamics Corp.	381,752
20,900	General Electric Co.	316,217
8,200	Northrop Grumman Corp.	457,970
15,300	Pitney Bowes, Inc.	348,228
14,600	R.R. Donnelley & Sons Co.	325,142
10,100	Thomson Reuters Corp.	325,725
9,200	Tyco International Ltd.	328,256

		2,813,970

See Notes which are an integral part of the Financial Statements.

18

Huntington VA Income Equity Fund

Portfolio of Investments (continued)

December 31, 2009

Shares		Value
	Common Stocks — (continued)
	Materials — 2.6%
9,400	MeadWestvaco Corp.	$269,122
4,600	PPG Industries, Inc. (a)	269,284

		538,406

	Real Estate Investment Trusts — 4.4%
13,100	HCP, Inc.	400,074
14,900	Mack-Cali Realty Corp.	515,093
16	Simon Property Group, Inc.	1,290

		916,457

	Technology — 6.8%
6,300	Hewlett-Packard Co.	324,513
2,300	International Business Machines Corp.	301,070
14,800	Microsoft Corp.	451,252
13,700	Tyco Electronics Ltd. (a)	336,335

		1,413,170

	Telecommunications — 4.4%
8,100	AT&T, Inc.	227,043
11,800	Vodafone Group PLC ADR	272,462
36,500	Windstream Corp.	401,135

		900,640

	Utilities — 5.8%
7,500	DTE Energy Co.	326,925
14,000	Duke Energy Corp.	240,940
23,400	NiSource, Inc.	359,892
6,500	Progress Energy, Inc.	266,565

		1,194,322

	Total Common Stocks (Cost $18,149,402)	19,903,309

Shares		Value
	Preferred Stocks — 2.1%
	Consumer Staples — 2.1%
10,100	Archer Daniels Midland Co., 6.250%	$440,461

	Total Preferred Stocks (Cost $326,086)	440,461

	Cash Equivalents — 1.7%
354,364	Huntington Money Market Fund, Interfund Shares, 0.010% (b) (c)	354,364

	Total Cash Equivalents (Cost $354,364)	354,364

	Total Investments (Cost $18,829,852) — 100.0%	20,698,134

	Other Assets in Excess of Liabilities — 0.0%	5,668

	Net Assets — 100.0%	$20,703,802

(a)	All or a portion of the security is held as collateral for options.

(b)	Investment in affiliate.

(c)	Rate disclosed is the seven day yield as of December 31, 2009.

ADR	—American Depositary Receipt
PLC	—Public Liability Co.

H U N T I N G T O N      F U N D S

See Notes which are an integral part of the Financial Statements.

19

Huntington VA International Equity Fund

Portfolio of Investments Summary Table (Unaudited)

December 31, 2009

Asset Allocation	Percentage of Market Value
United Kingdom	22.0%
Japan	16.5%
France	10.3%
Switzerland	8.1%
Netherlands	7.4%
Cash[1]	5.5%
Exchange Traded Funds	5.1%
Spain	4.5%
Germany	4.4%
Australia	3.3%
Canada	2.7%
Singapore	2.7%
Italy	1.9%
Ireland	1.8%
Netherlands Antilles	1.6%
Finland	1.1%
Taiwan	1.1%
Total	100.0%

[1]	Investments in an affiliated money market fund.

Portfolio holdings and allocations are subject to change. Percentages in the table above, as of December 31, 2009, are based on total investments, which may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

December 31, 2009

Shares		Value
	Common Stocks — 89.1%
	Australia — 3.3%
	Consumer Staples — 2.1%
40,000	Foster’s Group Ltd.	$197,559
5,900	Woolworths Ltd.	148,349

		345,908

	Materials — 1.2%
5,000	BHP Billiton Ltd.	193,608

		539,516

	Canada — 2.7%
	Energy — 1.4%
3,870	Cenovus Energy, Inc.	97,524
3,870	EnCana Corp.	125,349

		222,873

	Materials — 1.3%
2,000	Potash Corp. of Saskatchewan, Inc.	217,000

		439,873

	Finland — 1.1%
	Technology — 1.1%
14,000	Nokia Oyj ADR	179,900

	France — 10.3%
	Consumer Discretionary — 0.9%
4,900	Vivendi	146,057

Shares		Value
	Energy — 1.7%
4,500	Total SA ADR	$288,180

	Financials — 4.3%
17,709	AXA ADR	419,349
3,500	BNP Paribas	280,446

		699,795

	Materials — 1.2%
2,300	Lafarge SA	190,590

	Utilities — 2.2%
1,600	GDF Suez	69,457
6,823	GDF Suez ADR	292,024

		361,481

		1,686,103

	Germany — 4.4%
	Health Care — 1.2%
5,700	Stada Arzneimittel AG	198,868

	Technology — 1.8%
6,350	SAP AG ADR	297,243

	Utilities — 1.4%
5,500	E.ON AG ADR	229,625

		725,736

See Notes which are an integral part of the Financial Statements.

20

Huntington VA International Equity Fund

Portfolio of Investments (continued)

December 31, 2009

Shares		Value
	Common Stocks — (continued)
	Ireland — 1.8%
	Materials — 1.8%
10,600	CRH PLC	$288,840

	Italy — 1.9%
	Energy — 1.9%
9,200	Saipem SpA	317,814

	Japan — 16.4%
	Consumer Discretionary — 5.8%
1,600	Fast Retailing Co. Ltd.	300,172
7,010	Honda Motor Co. Ltd. ADR	237,639
4,900	Makita Corp.	166,806
16,390	Panasonic Corp. ADR	235,197

		939,814

	Consumer Staples — 1.9%
3,400	Unicharm Corp.	318,020

	Financials — 2.7%
49	Japan Prime Realty Investment Corp.	101,347
13	Japan Real Estate Investment Corp.	95,490
48,958	Mitsubishi UFJ Financial Group, Inc. ADR	240,873

		437,710

	Industrials — 2.8%
2,400	FANUC Ltd.	222,423
11,400	KOMATSU Ltd.	236,765

		459,188

	Technology — 2.4%
9,351	Canon, Inc. ADR	395,734

	Utilities — 0.8%
5,500	The Tokyo Electric Power Co., Inc.	137,913

		2,688,379

	Netherlands — 7.4%
	Consumer Discretionary — 1.9%
10,725	Koninklijke (Royal) Phillips Electronics NV ADR	315,744

	Financials — 3.3%
55,172	ING Groep NV ADR *	541,237

	Industrials — 2.2%
11,611	TNT NV ADR	357,619

		1,214,600

	Netherlands Antilles — 1.6%
	Energy — 1.6%
4,080	Schlumberger Ltd.	265,567

	Singapore — 2.7%
	Industrials — 1.1%
31,000	Keppel Corp. Ltd.	181,652

	Telecommunications — 1.6%
12,005	Singapore Telecommunications ADR	263,510

		445,162

	Spain — 4.5%
	Financials — 2.4%
21,708	Banco Bilbao Vizcaya Argentaria SA ADR	391,612

Shares		Value
	Telecommunications — 2.1%
4,024	Telefonica SA ADR	$336,085

		727,697

	Switzerland — 8.1%
	Health Care — 5.4%
9,690	Novartis AG ADR	527,427
2,080	Roche Holding AG	353,572

		880,999

	Materials — 2.7%
8,030	Syngenta AG ADR	451,848

		1,332,847

	Taiwan — 1.1%
	Technology — 1.1%
15,677	Taiwan Semiconductor Manufacturing Co. Ltd. ADR	179,345

	United Kingdom — 21.8%
	Consumer Discretionary — 2.2%
24,750	Pearson PLC ADR	355,410

	Consumer Staples — 5.8%
3,400	Diageo PLC ADR	235,994
6,600	Reckitt Benckiser Group PLC	357,713
10,000	Tesco PLC	69,122
13,874	Tesco PLC ADR	285,388

		948,217

	Energy — 3.4%
3,750	BG Group PLC ADR	339,375
7,200	Royal Dutch Shell PLC, Class A	218,837

		558,212

	Financials — 2.9%
18,300	Standard Chartered PLC	465,480

	Health Care — 2.5%
9,645	GlaxoSmithKline PLC ADR	407,501

	Industrials — 1.7%
36,200	Rolls-Royce Group PLC	282,666

	Telecommunications — 1.8%
130,000	Vodafone Group PLC	301,696

	Utilities — 1.5%
4,300	Scottish & Southern Energy PLC	80,625
8,525	Scottish & Southern Energy PLC ADR	159,673

		240,298

		3,559,480

	Total Common Stocks (Cost $13,706,429)	14,590,859

	Mutual Funds — 5.1%
	Exchange Traded Funds — 5.1%
15,200	iShares MSCI Hong Kong Index Fund	238,032
4,800	iShares MSCI South Korea Index Fund	228,672
16,300	iShares MSCI Taiwan Index Fund	211,411
6,766	Morgan Stanley India Fund	152,980

	Total Mutual Funds (Cost $652,874)	831,095

H U N T I N G T O N      F U N D S

See Notes which are an integral part of the Financial Statements.

21

Huntington VA International Equity Fund

Portfolio of Investments (continued)

December 31, 2009

Shares		Value
	Cash Equivalents — 5.5%
896,597	Huntington Money Market Fund, Interfund Shares, 0.010% (a) (b)	$896,597

	Total Cash Equivalents (Cost $896,597)	896,597

	Total Investments (Cost $15,255,900) — 99.7%	16,318,551

	Other Assets in Excess of Liabilities — 0.3%	43,379

	Net Assets — 100.0%	$16,361,930

(a)	Rate disclosed is the seven day yield as of December 31, 2009.

(b)	Investment in affiliate.

*	Non-income producing security.

ADR	—American Depositary Receipt
PLC	—Public Liability Co.

See Notes which are an integral part of the Financial Statements.

22

Huntington VA Macro 100 Fund

Portfolio of Investments Summary Table (unaudited)

December 31, 2009

Asset Allocation	Percentage of Market Value
Technology	15.7%
Energy	14.7%
Consumer Discretionary	13.1%
Health Care	13.0%
Financials	10.7%
Industrials	10.5%
Consumer Staples	9.0%
Cash[1]	4.7%
Materials	3.4%
Utilities	2.6%
Telecommunications	1.8%
Real Estate Investment Trusts	0.8%
Total	100.0%

[1]	Investments in an affiliated money market fund.

Portfolio holdings and allocations are subject to change. Percentages in the table above, as of December 31, 2009, are based on total investments, which may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

December 31, 2009

Shares		Value
	Common Stocks — 95.3%
	Consumer Discretionary — 13.1%
500	Apollo Group, Inc., Class A *	$30,290
300	AutoZone, Inc. *	47,421
2,100	eBay, Inc. *	49,434
1,700	Family Dollar Stores, Inc.	47,311
800	Fortune Brands, Inc.	34,560
1,100	Hasbro, Inc.	35,266
1,700	International Game Technology	31,909
2,100	Johnson Controls, Inc.	57,204
2,000	Leggett & Platt, Inc.	40,800
1,200	Meredith Corp.	37,020
1,300	Omnicom Group, Inc.	50,895
1,350	Republic Services, Inc., Class A	38,219
2,500	Staples, Inc.	61,475
1,500	The Gap, Inc.	31,425
1,200	The Hershey Co.	42,948
1,000	The TJX Cos., Inc.	36,550
1,000	United Parcel Service, Inc., Class B	57,370

		730,097

	Consumer Staples — 9.0%
1,700	Avon Products, Inc.	53,550
1,000	Colgate-Palmolive Co.	82,150
1,700	Constellation Brands, Inc. *	27,081
500	Dean Foods Co. *	9,020
1,500	Kellogg Co.	79,800
1,100	McCormick & Co., Inc.	39,743
1,400	Procter & Gamble Co.	84,882
1,400	SUPERVALU, Inc.	17,794
2,100	Sysco Corp.	58,674

Shares		Value
	Consumer Staples — (continued)
800	The Clorox Co.	$48,800

		501,494

	Energy — 14.7%
900	Apache Corp.	92,853
1,500	BJ Services Co.	27,900
1,400	Chesapeake Energy Corp.	36,232
500	ConocoPhillips	25,535
800	Denbury Resources, Inc. *	11,840
1,100	Devon Energy Corp.	80,850
700	ENSCO International PLC ADR	27,958
600	Entergy Corp.	49,104
700	EOG Resources, Inc.	68,110
700	Integrys Energy Group, Inc.	29,393
1,900	Marathon Oil Corp.	59,318
1,200	Nabors Industries Ltd. *	26,268
500	Occidental Petroleum Corp.	40,675
900	Peabody Energy Corp.	40,689
1,100	Pinnacle West Capital Corp.	40,238
1,300	PPL Corp.	42,003
700	Range Resources Corp.	34,895
900	Rowan Cos., Inc. *	20,376
1,400	XTO Energy, Inc.	65,142

		819,379

	Financials — 10.7%
1,900	H&R Block, Inc.	42,978
2,700	Hudson City Bancorp, Inc.	37,071
1,900	JPMorgan Chase & Co.	79,173
2,300	Marshall & Ilsley Corp.	12,535
1,000	Morgan Stanley	29,600

H U N T I N G T O N      F U N D S

See Notes which are an integral part of the Financial Statements.

23

Huntington VA Macro 100 Fund

Portfolio of Investments (continued)

December 31, 2009

Shares		Value
	Common Stocks — (continued)
	Financials — (continued)
1,600	Paychex, Inc.	$49,024
2,800	Progressive Corp. *	50,372
1,500	SunTrust Banks, Inc.	30,435
1,600	The Allstate Corp.	48,064
700	Torchmark Corp.	30,765
3,000	U.S. Bancorp	67,530
4,054	Wells Fargo & Co.	109,417
1,100	Zions Bancorp	14,113

		601,077

	Health Care — 13.0%
1,000	Becton, Dickinson & Co.	78,860
500	C.R. Bard, Inc.	38,950
1,000	Genzyme Corp. *	49,010
1,500	Gilead Sciences, Inc. *	64,920
1,400	Johnson & Johnson	90,174
1,100	McKesson Corp.	68,750
1,850	Medtronic, Inc.	81,363
4,200	Mylan Laboratories, Inc. *	77,406
1,300	Patterson Cos., Inc. *	36,374
800	Sigma-Aldrich Corp.	40,424
900	Stryker Corp.	45,333
900	Zimmer Holdings, Inc. *	53,199

		724,763

	Industrials — 10.5%
500	Flowserve Corp.	47,265
1,100	General Dynamics Corp.	74,987
1,400	Illinois Tool Works, Inc.	67,186
800	ITT Corp.	39,792
600	Jacobs Engineering Group, Inc. *	22,566
2,500	Masco Corp.	34,525
1,000	Pall Corp.	36,200
1,300	Pitney Bowes, Inc.	29,588
1,400	Union Pacific Corp.	89,460
1,300	United Technologies Corp.	90,233
1,700	Waste Management, Inc.	57,477

		589,279

	Materials — 3.4%
1,800	Ball Corp.	93,060
1,000	Ecolab, Inc.	44,590
1,700	Pactiv Corp. *	41,038
500	The Dow Chemical Co.	13,815

		192,503

Shares		Value
	Real Estate Investment Trusts — 0.8%
1,400	HCP, Inc.	$42,756

	Technology — 15.7%
800	Affiliated Computer Services, Inc. *	47,752
1,200	BMC Software, Inc. *	48,120
4,200	Cisco Systems, Inc. *	100,548
1,500	Cognizant Technology Solutions Corp., Class A *	67,950
1,300	Electronic Arts, Inc. *	23,075
1,500	Fiserv, Inc. *	72,720
1,700	Intuit, Inc. *	52,207
21,000	Jabil Circuit, Inc.	364,770
3,800	Symantec Corp. *	67,982
3,900	Xerox Corp.	32,994

		878,118

	Telecommunications — 1.8%
3,000	Verizon Communications, Inc.	99,390

	Utilities — 2.6%
1,300	Consolidated Edison, Inc.	59,059
1,000	Dominion Resources, Inc.	38,920
1,200	Progress Energy, Inc.	49,212

		147,191

	Total Common Stocks (Cost $5,667,882)	5,326,047

	Cash Equivalents — 4.7%
261,103	Huntington Money Market Fund, Interfund Shares, 0.010% (a) (b)	261,103

	Total Cash Equivalents (Cost $261,103)	261,103

	Total Investments (Cost $5,928,985) — 100.0%	5,587,150

	Other Assets in Excess of Liabilities — 0.0%	2,560

	Net Assets — 100.0%	$5,589,710

(a)	Rate disclosed is the seven day yield as of December 31, 2009.

(b)	Investment in affiliate.

*	Non-income producing security.

ADR	—American Depositary Receipt
PLC	—Public Liability Co.

See Notes which are an integral part of the Financial Statements.

24

Huntington VA Mid Corp America Fund

Portfolio of Investments Summary Table (Unaudited)

December 31, 2009

Asset Allocation	Percentage of Market Value
Industrials	18.6%
Consumer Discretionary	14.3%
Technology	13.3%
Health Care	11.9%
Financials	10.8%
Energy	7.7%
Materials	7.5%
Cash[1]	4.6%
Utilities	4.5%
Consumer Staples	3.1%
Real Estate Investment Trusts	2.5%
Telecommunications	1.2%
Total	100.0%

[1]	Investments in an affiliated money market fund.

Portfolio holdings and allocations are subject to change. Percentages in the table above, as of December 31, 2009, are based on total investments, which may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

December 31, 2009

Shares		Value
	Common Stocks — 95.1%
	Consumer Discretionary — 14.2%
910	Advance Auto Parts, Inc.	$36,837
2,260	Aeropostale, Inc. *	76,953
2,100	Best Buy Co., Inc.	82,866
3,320	Bob Evans Farms, Inc.	96,114
4,300	BorgWarner, Inc.	142,846
1,140	Darden Restaurants, Inc.	39,980
2,540	DeVry, Inc.	144,094
4,110	Fidelity National Title Group, Inc., Class A	55,321
3,800	GameStop Corp. *	83,372
2,600	Hanover Insurance Group, Inc.	115,518
4,000	J. Crew Group, Inc. *	178,960
2,070	Jos. A. Bank Clothiers, Inc. *	87,333
2,800	Kohl’s Corp. *	151,004
3,185	Marriott International, Inc., Class A	86,791
5,358	Nordstrom, Inc.	201,354
3,320	PetSmart, Inc.	88,611
1,650	Polo Ralph Lauren Corp.	133,617
2,040	Ross Stores, Inc.	87,128
4,982	Royal Caribbean Cruises Ltd. *	125,945
1,240	Sherwin-Williams Co.	76,446
3,300	The Buckle, Inc.	96,624
2,093	The Stanley Works	107,810
1,300	UniFirst Corp.	62,543
2,120	V.F. Corp.	155,269
1,430	Whirlpool Corp.	115,344
1,100	Wolverine World Wide, Inc.	29,942

		2,658,622

Shares		Value
	Consumer Staples — 3.1%
4,230	Church & Dwight Co., Inc.	$255,703
3,470	Constellation Brands, Inc. *	55,277
3,800	Dr. Pepper Snapple Group, Inc.	107,540
2,711	Ralcorp Holding, Inc. *	161,874

		580,394

	Energy — 7.7%
2,100	Baker Hughes, Inc.	85,008
6,158	Chesapeake Energy Corp.	159,369
1,500	Forest Oil Corp. *	33,375
3,900	Helmerich & Payne, Inc.	155,532
1,233	Mariner Energy, Inc. *	14,315
3,770	Murphy Oil Corp.	204,334
3,700	National Fuel Gas Co.	185,000
4,684	Noble Energy, Inc.	333,594
800	Smith International, Inc.	21,736
8,800	Spectra Energy Corp.	180,488
1,493	Unit Corp. *	63,453

		1,436,204

	Financials — 10.8%
1,300	Allied World Assurance Co. Holdings Ltd.	59,891
2,800	BancorpSouth, Inc.	65,688
5,200	Cincinnati Financial Corp.	136,448
3,559	City National Corp.	162,290
580	Everest Re Group Ltd.	49,694
4,610	First American Financial Corp.	152,637
2,334	FirstMerit Corp.	47,007
1,021	Fulton Financial Corp.	8,903
1,310	HCC Insurance Holdings, Inc.	36,641

H U N T I N G T O N      F U N D S

See Notes which are an integral part of the Financial Statements.

25

Huntington VA Mid Corp America Fund

Portfolio of Investments (continued)

December 31, 2009

Shares		Value
	Common Stocks — (continued)
	Financials — (continued)
7,170	Hudson City Bancorp, Inc.	$98,444
2,900	Invesco Ltd.	68,121
2,667	Legg Mason, Inc.	80,437
3,800	Lincoln National Corp.	94,544
1,800	M&T Bank Corp.	120,402
8,236	Old Republic International Corp.	82,690
6,040	Principal Financial Group	145,202
2,930	Prosperity Bancshares, Inc.	118,577
3,000	T. Rowe Price Group, Inc.	159,750
4,107	Torchmark Corp.	180,503
3,610	Trustmark Corp.	81,369
2,100	Unum Group	40,992
2,800	Wilmington Trust Corp.	34,552

		2,024,782

	Health Care — 11.9%
8,000	AmerisourceBergen Corp.	208,560
1,680	Biogen Idec, Inc. *	89,880
1,366	Cephalon, Inc. *	85,252
2,500	Coventry Health Care, Inc. *	60,725
400	Genzyme Corp. *	19,604
100	Humana, Inc. *	4,389
6,556	Life Technologies Corp. *	342,420
3,933	Lincare Holdings, Inc. *	145,993
10,100	Mylan Laboratories, Inc. *	186,143
2,920	Owens & Minor, Inc.	125,356
5,100	PDL BioPharma, Inc.	34,986
2,100	Quest Diagnostics, Inc.	126,798
4,340	St. Jude Medical, Inc. *	159,625
9,013	Thermo Fisher Scientific, Inc. *	429,830
5,120	Watson Pharmaceutical, Inc. *	202,803

		2,222,364

	Industrials — 18.4%
1,375	Alliant Techsystems, Inc. *	121,371
4,000	CNH Global NV *	99,920
6,312	Cooper Industries PLC	269,144
4,600	Cummins, Inc.	210,956
2,100	Elbit Systems Ltd.	136,437
3,000	EMCOR Group, Inc. *	80,700
400	G&K Services, Inc., Class A	10,052
3,800	General Cable Corp. *	111,796
3,500	ITT Corp.	174,090
7,100	John Bean Technologies Corp.	120,771
7,138	Kennametal, Inc.	185,017
5,159	L-3 Communications Holdings, Inc.	448,575
2,100	Ladish Co., Inc. *	31,668
2,600	Mohawk Industries, Inc. *	123,760
4,479	Pall Corp.	162,140
3,134	Parker Hannifin Corp.	168,860
2,700	Precision Castparts Corp.	297,945
2,700	Quanex Building Products Corp.	45,819
900	R.R. Donnelley & Sons Co.	20,043
400	Rockwell International Corp.	18,792
2,800	Ryder System, Inc.	115,276

Shares		Value
	Industrials — (continued)
2,100	Stericycle, Inc. *	$115,857
2,821	Teleflex, Inc.	152,024
4,100	Thomas & Betts Corp. *	146,739
3,328	Weatherford International Ltd. *	59,604

		3,427,356

	Materials — 7.5%
5,500	Albemarle Corp.	200,035
5,900	AptarGroup, Inc.	210,866
800	Ball Corp.	41,360
3,900	Cytec Industries, Inc.	142,038
3,600	FMC Corp.	200,736
1,900	Innophos Holdings, Inc.	43,681
3,600	Intrepid Potash, Inc. *	105,012
2,460	Lubrizol Corp.	179,457
400	Minerals Technologies, Inc.	21,788
2,400	Pactiv Corp. *	57,936
1,650	PPG Industries, Inc.	96,591
2,800	RPM International, Inc.	56,924
800	Schnitzer Steel Industries, Inc.	38,160

		1,394,584

	Real Estate Investment Trusts — 2.5%
2,000	First Industrial Realty Trust, Inc. *	10,460
1,600	Home Properties, Inc.	76,336
3,732	Host Hotels & Resorts, Inc.	43,550
1,600	Liberty Property Trust	51,216
1,800	Mid-America Apartment Communities, Inc.	86,904
2,240	PS Business Parks, Inc.	112,112
2,440	Sovran Self Storage, Inc.	87,181

		467,759

	Technology — 13.3%
29,908	Activision Blizzard, Inc. *	332,278
1,500	Amdocs Ltd. *	42,795
6,400	Arris Group, Inc. *	73,152
2,895	Benchmark Electronics, Inc. *	54,744
2,900	Citrix Systems, Inc. *	120,669
1,100	Cymer, Inc. *	42,218
2,060	Electronic Arts, Inc. *	36,565
6,205	Fidelity National Information Services, Inc.	145,445
400	Fiserv, Inc. *	19,392
3,732	FLIR Systems, Inc. *	122,111
5,310	Forrester Research, Inc. *	137,795
4,400	Harris Corp.	209,220
7,780	infoGROUP, Inc. *	62,396
6,810	Integrated Device Technology, Inc. *	44,061
1,600	Intersil Corp., Class A	24,544
3,900	JDA Software Group, Inc. *	99,333
1,500	Molex, Inc.	32,325
2,000	Multi-Fineline Electronix, Inc. *	56,740
4,048	NCR Corp. *	45,054
6,600	NVIDIA Corp. *	123,288
14,920	ON Semiconductor Corp. *	131,445

See Notes which are an integral part of the Financial Statements.

26

Huntington VA Mid Corp America Fund

Portfolio of Investments (continued)

December 31, 2009

Shares		Value
	Common Stocks — (continued)
	Technology — (continued)
2,240	Progress Software Corp. *	$65,430
4,300	Sybase, Inc. *	186,620
4,138	Teradata Corp. *	130,057
3,862	Varian Semiconductor Equipment Associates, Inc. *	138,569

		2,476,246

	Telecommunications — 1.2%
3,517	CenturyTel, Inc.	127,351
1,042	Harris Stratex Networks, Inc., Class A *	7,200
1,200	Telus Corp.	37,380
2,800	Turkcell Iletisim Hizmetleri AS ADR	48,972

		220,903

	Utilities — 4.5%
1,600	AGL Resources, Inc.	58,352
1,296	Allete, Inc.	42,353
2,100	Atmos Energy Corp.	61,740
1,100	Constellation Energy Group, Inc.	38,687
8,081	MDU Resources Group, Inc.	190,712
1,900	New Jersey Resources Corp.	71,060
8,328	Questar Corp.	346,195
1,670	Xcel Energy, Inc.	35,454

		844,553

	Total Common Stocks (Cost $13,020,099)	17,753,767

Shares		Value
	Cash Equivalents — 4.6%
866,180	Huntington Money Market Fund, Interfund Shares, 0.010% (a) (b)	$866,180

	Total Cash Equivalents (Cost $866,180)	866,180

	Total Investments (Cost $13,886,279) — 99.7%	18,619,947

	Other Assets in Excess of Liabilities — 0.3%	53,548

	Net Assets — 100.0%	$18,673,495

(a)	Investment in affiliate.

(b)	Rate disclosed is the seven day yield as of December 31, 2009.

*	Non-income producing security.

ADR	—American Depositary Receipt
PLC	—Public Liability Co.

H U N T I N G T O N      F U N D S

See Notes which are an integral part of the Financial Statements.

27

Huntington VA New Economy Fund

Portfolio of Investments Summary Table (unaudited)

December 31, 2009

Asset Allocation	Percentage of Market Value
Technology	17.4%
Health Care	13.3%
Industrials	13.1%
Consumer Discretionary	11.3%
Cash[1]	11.0%
Materials	10.9%
Financials	9.4%
Energy	6.4%
Utilities	2.3%
Consumer Staples	1.9%
Telecommunications	1.9%
Real Estate Investment Trusts	1.1%
Total	100.0%

[1]	Investments in an affiliated money market fund.

Portfolio holdings and allocations are subject to change. Percentages in the table above, as of December 31, 2009, are based on total investments, which may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

December 31, 2009

Shares		Value
	Common Stocks — 89.4%
	Consumer Discretionary — 11.3%
2,200	Advance Auto Parts, Inc.	$89,056
6,700	American Eagle Outfitters, Inc.	113,766
3,300	Big Lots, Inc. *	95,634
8,500	Iconix Brand Group, Inc. *	107,525
9,800	Las Vegas Sands Corp. *	146,412
1,966	Monro Muffler Brake, Inc.	65,743
1,000	Netflix, Inc. *	55,140
2,270	O’Reilly Automative, Inc. *	86,532
2,660	The Buckle, Inc.	77,885
3,200	Time Warner, Inc.	93,248
7,000	True Religion Apparel, Inc. *	129,430
3,200	Under Armour, Inc., Class A *	87,264
2,600	Wynn Resorts Ltd.	151,398

		1,299,033

	Consumer Staples — 1.9%
1,700	Diamond Foods, Inc.	60,418
1,100	Energizer Holdings, Inc. *	67,408
2,500	Walgreen Co.	91,800

		219,626

	Energy — 6.4%
2,700	Alpha Natural Resources, Inc. *	117,126
4,100	Chesapeake Energy Corp.	106,108
2,100	CONSOL Energy, Inc.	104,580
2,000	FMC Technologies, Inc. *	115,680
3,400	Holly Corp.	87,142
3,900	Petrohawk Energy Corp. *	93,561
2,100	Range Resources Corp.	104,685

Shares		Value
	Energy — (continued)
80	Ultra Petroleum Corp. *	$3,989

		732,871

	Financials — 9.4%
1,900	Bank of Hawaii Corp.	89,414
4,200	City Holding Co.	135,786
9,000	Hudson City Bancorp, Inc.	123,570
2,300	Jones Lang LaSalle, Inc.	138,920
9,400	New York Community Bancorp, Inc.	136,394
5,500	Trustmark Corp.	123,970
3,400	Unitrin, Inc.	74,970
11,700	Valley National Bancorp	165,321
1,500	Westamerica Bancorp	83,055

		1,071,400

	Health Care — 13.4%
8,000	BioCryst Pharmaceuticals, Inc. *	51,680
2,200	CareFusion Corp. *	55,022
8,100	Cepheid, Inc. *	101,088
2,300	Gilead Sciences, Inc. *	99,544
5,000	Illumina, Inc. *	153,250
8,200	Immucor, Inc. *	165,968
3,260	Life Technologies Corp. * (a)	170,270
2,000	LifePoint Hospitals, Inc. *	65,020
3,200	MedAssets, Inc. *	67,872
7,650	Perrigo Co.	304,776
9,200	Protalix BioTherapeutics, Inc. *	60,904
11,060	Quidel Corp. *	152,407
2,300	WellCare Health Plans, Inc. *	84,548

		1,532,349

See Notes which are an integral part of the Financial Statements.

28

Huntington VA New Economy Fund

Portfolio of Investments (continued)

December 31, 2009

Shares		Value
	Common Stocks — (continued)
	Industrials — 13.2%
7,100	AGCO Corp. *	$229,614
2,900	Bucyrus International, Inc.	163,473
3,000	Cooper Industries PLC	127,920
3,500	Curtiss-Wright Corp.	109,620
2,340	FTI Consulting, Inc. *	110,354
4,200	Harsco Corp.	135,366
4,900	KBR, Inc.	93,100
2,900	Lindsay Corp.	115,565
3,000	Oshkosh Corp.	111,090
2,800	Overseas Shipholding Group, Inc.	123,060
4,300	The Corporate Executive Board Co.	98,126
1,140	Valmont Industries, Inc.	89,433

		1,506,721

	Materials — 10.9%
2,200	Agrium, Inc.	135,300
2,700	Cliffs Natural Resources, Inc.	124,443
1,500	Cytec Industries, Inc.	54,630
1,000	FMC Corp.	55,760
7,500	Kinross Gold Corp.	138,000
1,600	Potash Corp. of Saskatchewan, Inc.	173,600
5,400	Silver Wheaton Corp. *	81,108
8,580	Steel Dynamics, Inc.	152,038
2,100	Terra Industries, Inc.	67,599
1,100	Walter Energy, Inc.	82,841
7,200	Westlake Chemical Corp.	179,496

		1,244,815

	Real Estate Investment Trusts — 1.1%
2,500	SL Green Realty Corp.	125,600

	Technology — 17.6%
16,340	Activision Blizzard, Inc. *	181,537
6,300	Aixtron AG ADR	211,050
3,100	Cognex Corp.	54,932
3,820	Cree, Inc. *	215,333
5,600	Cymer, Inc. *	214,928
10,390	Electronic Arts, Inc. *	184,423

Shares		Value
	Technology — (continued)
4,000	Lam Research Corp. *	$156,840
6,600	Marvell Technology Group Ltd. *	136,950
1,200	Quality Systems, Inc.	75,348
2,610	Research In Motion Ltd. *	176,279
5,010	SanDisk Corp. *	145,240
10,600	STEC, Inc. *	173,204
4,400	Volterra Semiconductor Corp. *	84,128

		2,010,192

	Telecommunications — 1.9%
2,500	American Tower Corp., Class A *	108,025
2,700	Crown Castle International Corp. *	105,408

		213,433

	Utilities — 2.3%
3,185	FirstEnergy Corp.	147,943
2,715	ONEOK, Inc.	121,008

		268,951

	Total Common Stocks (Cost $10,099,603)	10,224,991

	Cash Equivalents — 11.0%
1,261,950	Huntington Money Market Fund, Interfund Shares, 0.010% (b) (c)	1,261,950

	Total Cash Equivalents (Cost $1,261,950)	1,261,950

	Total Investments (Cost $11,361,553) — 100.4%	11,486,941

	Liabilities in Excess of Other Assets — (0.4)%	(42,772)

	Net Assets — 100.0%	$11,444,169

(a)	All or a portion of the security is held as collateral for options.

(b)	Investment in affiliate.

(c)	Rate disclosed is the seven day yield as of December 31, 2009.

*	Non-income producing security.

ADR	—American Depositary Receipt
PLC	—Public Liability Co.

H U N T I N G T O N      F U N D S

See Notes which are an integral part of the Financial Statements.

29

Huntington VA Real Strategies Fund

Portfolio of Investments Summary Table (Unaudited)

December 31, 2009

Asset Allocation	Percentage of Market Value
Energy	24.5%
Cash[1]	19.9%
Materials	14.9%
Industrials	12.4%
Corporate Bonds	9.5%
Exchange Traded Funds	5.4%
Real Estate Investment Trusts	5.0%
Consumer Staples	3.7%
Investment Company	2.6%
Utilities	1.1%
Exchange Traded Notes	1.0%
Total	100.0%

[1]	Investments in an affiliated money market fund.

Portfolio holdings and allocations are subject to change. Percentages in the table above, as of December 31, 2009, are based on total investments, which may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

December 31, 2009

Shares		Value
	Common Stocks — 60.8%
	Consumer Staples — 3.7%
300	Archer-Daniels-Midland Co.	$9,393
2,700	Cosan Ltd., Class A *	23,490
800	Tyson Foods, Inc., Class A	9,816

		42,699

	Energy — 24.1%
200	Canadian Natural Resources Ltd. ADR	14,390
200	Cenovus Energy, Inc.	5,040
400	Chesapeake Energy Corp.	10,352
840	El Paso Corp.	8,257
400	El Paso Pipeline Partners LP	10,384
200	EnCana Corp.	6,478
270	Enterprise Products Partners LP	8,481
100	EOG Resources, Inc.	9,730
300	Frontier Oil Corp.	3,612
700	Hugoton Royalty Trust	11,256
400	James River Coal Co. *	7,412
400	Linn Energy LLC	11,152
300	National Oilwell Varco, Inc.	13,227
575	Natural Resource Partners LP	13,938
290	Newfield Exploration Co. *	13,987
200	Noble Corp.	8,140
600	Peabody Energy Corp.	27,126
200	Rowan Cos., Inc. *	4,528
400	Sasol Ltd. ADR	15,976
200	Smith International, Inc.	5,434
700	Spectra Energy Corp.	14,357
486	StatoilHydro ASA ADR	12,106
300	Tesoro Corp.	4,065
200	Transocean Ltd. *	16,560

Shares		Value
	Energy — (continued)
400	Valero Energy Corp.	$6,700
400	XTO Energy, Inc.	18,612

		281,300

	Industrials — 12.3%
400	AGCO Corp. *	12,936
300	Bucyrus International, Inc.	16,911
100	Canadian National Railway Co.	5,436
100	Deere & Co.	5,409
100	Fluor Corp.	4,504
500	Foster Wheeler AG *	14,720
400	Harsco Corp.	12,892
300	Kennametal, Inc.	7,776
100	KOMATSU Ltd. ADR	8,355
1,100	Manitowoc Co.	10,967
100	POSCO ADR	13,110
500	Rayonier, Inc.	21,080
400	Robbins & Myers, Inc.	9,408

		143,504

	Materials — 14.7%
150	Agrium, Inc.	9,225
400	Cameco Corp.	12,868
100	FMC Corp.	5,576
150	Monsanto Co.	12,262
100	Nucor Corp.	4,665
1,100	Olin Corp.	19,272
170	Potash Corp. of Saskatchewan, Inc.	18,445
100	Praxair, Inc.	8,031
100	Rio Tinto PLC ADR	21,539
200	Tenaris SA ADR	8,530
200	Terra Industries, Inc.	6,438

See notes which are an integral part of the Financial Statements.

30

Huntington VA Real Strategies Fund

Portfolio of Investments (continued)

December 31, 2009

Shares or Principal Amount		Value
	Common Stocks — (continued)
	Materials — (continued)
300	The Mosaic Co.	$17,919
3,300	USEC, Inc. *	12,705
300	Yara International ASA ADR	13,665

		171,140

	Real Estate Investment Trusts — 4.9%
90	Avalonbay Communities, Inc.	7,390
200	Boston Properties, Inc.	13,414
900	Duke Realty Corp.	10,953
300	Plum Creek Timber Co., Inc.	11,328
203	Vornado Realty Trust	14,198

		57,283

	Utilities — 1.1%
200	American Water Works Co., Inc.	4,482
200	Questar Corp.	8,314

		12,796

	Total Common Stocks (Cost $660,331)	708,722

	Corporate Bonds — 9.4%
	Financials — 9.4%
$110,000	The International Bank for Reconstruction and Development (IBRD), 0.100%, 2/1/10 (a)	109,997

	Total Corporate Bonds (Cost $109,991)	109,997

	Mutual Funds — 8.9%
	Exchange Traded Funds — 5.3%
100	Oil Service HOLDRs Trust	11,900
500	PowerShares DB Agriculture Fund	13,220
500	PowerShares DB US Dollar Index Bullish Fund	11,540
500	UltraShort 20+ Year Treasury ProShares (b)	25,000

		61,660

Shares		Value
	Exchange Traded Notes — 1.0%
400	iPath Dow Jones-AIG Livestock Total Return Sub-Index *	$11,264

	Investment Company — 2.6%
2,200	Central Fund of Canada Ltd., Class A	30,316

	Total Mutual Funds (Cost $104,825)	103,240

	Cash Equivalents — 19.7%
229,580	Huntington Money Market Fund, Interfund Shares, 0.010% (c) (d)	229,580

	Total Cash Equivalents (Cost $229,580)	229,580

	Total Investments (Cost $1,104,727) — 98.8%	1,151,539

	Other Assets in Excess of Liabilities — 1.2%	14,558

	Net Assets — 100.0%	$1,166,097

(a)	Rate represents the effective yield at purchase.

(b)	All or a portion of the security is held as collateral for options.

(c)	Rate disclosed is the seven day yield as of December 31, 2009.

(d)	Investment in affiliate.

*	Non-income producing security.

ADR	—American Depositary Receipt
LLC	—Limited Liability Co.
LP	—Limited Partnership
PLC	—Public Liability Co.

H U N T I N G T O N      F U N D S

See notes which are an integral part of the Financial Statements.

31

Huntington VA Rotating Markets Fund

Portfolio of Investments Summary Table (Unaudited)

December 31, 2009

Asset Allocation	Percentage of Market Value
Exchange Traded Funds	94.0%
Cash[1]	6.0%
Total	100.0%

[1]	Investments in an affiliated money market fund.

Portfolio holdings and allocations are subject to change. Percentages in the table above, as of December 31, 2009, are based on total investments, which may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

December 31, 2009

Shares		Value
	Mutual Funds — 94.0%
	Exchange Traded Funds — 94.0%
12,300	DIAMONDS Trust, Series 1	$1,279,815
1,200	iShares MSCI Brazil Index Fund	89,532
32,272	iShares MSCI Emerging Markets Index Fund	1,339,288
8,100	iShares MSCI Germany Index Fund	181,764
17,734	iShares MSCI Pacific ex-Japan Index Fund	733,656
20,800	iShares MSCI Singapore Index Fund	238,784
5,050	iShares MSCI South Korea Index Fund	240,582
17,750	S&P Depositary Receipt	1,978,059

	Total Mutual Funds (Cost $5,364,592)	6,081,480

Shares		Value
	Cash Equivalents — 6.0%
389,619	Huntington Money Market Fund, Interfund Shares, 0.010% (a) (b)	$389,619

	Total Cash Equivalents (Cost $389,619)	389,619

	Total Investments (Cost $5,754,211) — 100.0%	6,471,099

	Other Assets in Excess of Liabilities — 0.0%	1,574

	Net Assets — 100.0%	$6,472,673

(a)	Investment in affiliate.

(b)	Rate disclosed is the seven day yield as of December 31, 2009.

See Notes which are an integral part of the Financial Statements.

32

Huntington VA Situs Fund

Portfolio of Investments Summary Table (Unaudited)

December 31, 2009

Asset Allocation	Percentage of Market Value
Industrials	17.6%
Health Care	14.0%
Materials	10.6%
Cash[1]	10.0%
Technology	9.9%
Financials	9.7%
Consumer Discretionary	8.4%
Energy	7.8%
Telecommunications	3.6%
Consumer Staples	3.4%
Utilities	2.6%
Real Estate Investment Trusts	1.5%
Exchange Traded Funds	0.9%
Total	100.0%

[1]	Investments in an affiliated money market fund.

Portfolio holdings and allocations are subject to change. Percentages in the table above, as of December 31, 2009, are based on total investments, which may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

December 31, 2009

Shares		Value
	Common Stocks — 89.0%
	Bermuda — 2.2%
	Financials — 2.2%
5,250	Arch Capital Group Ltd. * (a)	$375,637

	Brazil — 0.2%
	Consumer Discretionary — 0.2%
500	Companhia Brasileira de Distribuicao Grupo Pao de Acucar	37,560

	Cayman Islands — 1.8%
	Consumer Discretionary — 0.9%
5,000	Garmin Ltd. (a)	153,500

	Consumer Staples — 0.9%
7,100	Fresh Del Monte Produce, Inc. * (a)	156,910

		310,410

	Chile — 0.2%
	Materials — 0.2%
800	Sociedad Quimica y Minera de Chile SA ADR	30,056

	Finland — 1.4%
	Industrials — 1.4%
2,000	Cargotec Corp., Class B	55,358
4,200	Kone Oyj, Class B	180,368

		235,726

	Germany — 0.8%
	Consumer Staples — 0.4%
1,500	Douglas Holding AG	73,125

Shares		Value
	Health Care — 0.4%
1,900	Stada Arzneimittel AG	$66,289

		139,414

	Hong Kong — 0.4%
	Consumer Discretionary — 0.4%
13,000	Television Broadcasts Ltd.	62,627

	Ireland — 0.6%
	Consumer Staples — 0.6%
3,500	Kerry Group PLC	103,228

	Japan — 0.9%
	Consumer Discretionary — 0.3%
1,500	Honda Motor Co. Ltd. ADR	50,850

	Industrials — 0.2%
3,500	Sato Corp.	36,120

	Technology — 0.4%
14,800	Furuno Electric Co. Ltd.	69,454

		156,424

	Sweden — 0.2%
	Consumer Discretionary — 0.2%
4,800	Haldex AB *	29,864

	United Kingdom — 0.6%
	Technology— 0.6%
26,003	Halma PLC	102,047

H U N T I N G T O N      F U N D S

See Notes which are an integral part of the Financial Statements.

33

Huntington VA Situs Fund

Portfolio of Investments (continued)

December 31, 2009

Shares		Value
	Common Stocks — (continued)
	United States — 79.7%
	Consumer Discretionary — 6.4%
8,000	Cabela’s, Inc., Class A * (a)	$114,080
3,000	Ennis, Inc.	50,370
2,000	Fossil, Inc. * (a)	67,120
3,000	Jakks Pacific, Inc. *	36,360
1,500	Polo Ralph Lauren Corp. (a)	121,470
8,500	Quanta Services, Inc. * (a)	177,140
2,000	Rent-A-Center, Inc. *	35,440
11,000	ScanSource, Inc. * (a)	293,700
1,000	Speedway Motorsports, Inc.	17,620
5,000	Urban Outfitters, Inc. *	174,950

		1,088,250

	Consumer Staples — 1.5%
7,000	Owens-Illinois, Inc. *	230,090
500	Sanderson Farms, Inc.	21,080

		251,170

	Energy — 7.8%
3,000	Alliance Resource Partners LP	130,110
4,000	Atwood Oceanics, Inc. *	143,400
2,550	Carbo Ceramics, Inc.	173,833
7,800	Denbury Resources, Inc. *	115,440
3,500	Dril-Quip, Inc. * (a)	197,680
1,744	Helix Energy Solutions Group, Inc. *	20,492
1,000	Lufkin Industries, Inc.	73,200
3,000	Newfield Exploration Co. * (a)	144,690
3,000	Oceaneering International, Inc. * (a)	175,560
2,000	Rowan Cos., Inc. *	45,280
2,500	Saint Mary Land & Exploration Co.	85,600
3,000	TETRA Technologies, Inc. *	33,240

		1,338,525

	Financials — 7.5%
8,000	BB&T Corp.	202,960
10,000	Cullen/Frost Bankers, Inc.	500,000
15,000	Protective Life Corp.	248,250
10,000	Raymond James Financial, Inc.	237,700
2,000	SCBT Financial Corp.	55,380
1,500	WSFS Financial Corp.	38,445

		1,282,735

	Health Care — 13.6%
20,000	Albany Molecular Research *	181,600
650	Bio-Rad Laboratories, Inc., Class A *	62,699
9,000	Cerner Corp. *	741,960
5,500	Edwards LifeSciences Corp. *	477,675
3,000	Kindred Healthcare, Inc. *	55,380
8,000	Kinetic Concepts, Inc. *	301,200
5,000	Lincare Holdings, Inc. *	185,600
7,000	Osiris Therapeutics, Inc. *	49,980
1	PharMerica Corp. *	16
4,000	ViroPharma, Inc. *	33,560
6,000	Watson Pharmaceutical, Inc. *	237,660

		2,327,330

Shares		Value
	Industrials — 15.9%
3,500	Alliant Techsystems, Inc. *	$308,945
15,000	BE Aerospace, Inc. *	352,500
3,000	Eastman Chemical Co.	180,720
4,000	EnPro Industries, Inc. *	105,640
3,000	Exlservice Holdings, Inc. *	54,480
5,500	Flowserve Corp.	519,915
5,000	Harsco Corp.	161,150
10,000	Jacobs Engineering Group, Inc. * (a)	376,100
3,000	Overseas Shipholding Group, Inc. (a)	131,850
2,600	Precision Castparts Corp.	286,910
2,000	Quaker Chemical Corp.	41,280
1,000	Ryder System, Inc.	41,170
2,000	The Timken Co. (a)	47,420
4,000	Trinity Industries, Inc.	69,760
1,000	Watts Water Technologies, Inc., Class A	30,920

		2,708,760

	Materials — 10.4%
4,000	Albemarle Corp.	145,480
13,000	Ceradyne, Inc. *	249,730
3,000	Commercial Metals Co.	46,950
1,000	Deckers Outdoor Corp. * (a)	101,720
500	Eagle Materials, Inc.	13,025
4,000	RTI International Metals, Inc. *	100,680
11,000	Terra Industries, Inc.	354,090
4,000	Texas Industries, Inc. (a)	139,960
2,400	The Scotts Co.	94,344
20,000	Trimble Navigation Ltd. *	504,000
500	United States Lime & Minerals, Inc. *	17,265
31	Vulcan Materials Co.	1,633

		1,768,877

	Real Estate Investment Trusts — 1.5%
3,500	Camden Property Trust	148,295
1,064	CBL & Associates Properties, Inc.	10,289
3,500	Equity One, Inc.	56,595
2,000	Weingarten Realty Investors	39,580

		254,759

	Technology — 8.9%
5,000	ACI Worldwide, Inc. *	85,750
8,000	Anixter International, Inc. *	376,800
4,000	Black Box Corp.	113,360
3,000	Hutchinson Technology, Inc. *	30,780
6,000	Imation Corp. *	52,320
4,000	NETGEAR, Inc. * (a)	86,760
1,000	OYO Geospace Corp. *	42,890
14,600	Red Hat, Inc. *	451,140
6,000	Sigma Designs, Inc. *	64,200
10,000	Standard Microsystems Corp. *	207,800

		1,511,800

	Telecommunications — 3.6%
20,000	CommScope, Inc. *	530,600
12,300	General Communication, Inc., Class A *	78,474

		609,074

See Notes which are an integral part of the Financial Statements.

34

Huntington VA Situs Fund

Portfolio of Investments (continued)

December 31, 2009

Shares		Value
	Common Stocks — (continued)
	Utilities — 2.6%
1,000	AGL Resources, Inc.	$36,470
5,000	Hawaiian Electric Industries, Inc.	104,500
6,000	Portland General Electric Co.	122,460
7,500	UGI Corp.	181,425

		444,855

		13,586,135

	Total Common Stocks (Cost $15,892,626)	15,169,128

	Mutual Funds — 0.9%
	Exchange Traded Funds — 0.9%
3,500	iShares FTSE/Xinhua China 25 Index Fund	147,945

	Total Mutual Funds (Cost $89,145)	147,945

Shares		Value
	Cash Equivalents — 10.0%
1,709,035	Huntington Money Market Fund, Interfund Shares, 0.010% (b) (c)	$1,709,035

	Total Cash Equivalents (Cost $1,709,035)	1,709,035

	Total Investments (Cost $17,690,806) — 99.9%	17,026,108

	Other Assets in Excess of Liabilities — 0.1%	8,880

	Net Assets — 100.0%	$17,034,988

(a)	All or a portion of the security is held as collateral for options.

(b)	Rate disclosed is the seven day yield as of December 31, 2009.

(c)	Investment in affiliate.

*	Non-income producing security.

ADR	—American Depositary Receipt
LP	—Limited Partnership
PLC	—Public Liability Co.

H U N T I N G T O N      F U N D S

See Notes which are an integral part of the Financial Statements.

35

Huntington VA Mortgage Securities Fund

Portfolio of Investments Summary Table (Unaudited)

December 31, 2009

Asset Allocation	Percentage of Market Value
U.S. Government Mortgage Backed Agencies	59.0%
Collateralized Mortgage Obligations	21.8%
U.S. Government Agencies	9.0%
Real Estate Investment Trusts (Includes 5.0% Common Stock and 0.2% Preferred Stock)	5.2%
Cash[1]	5.0%
Total	100.0%

[1]	Investments in an affiliated money market fund.

Portfolio holdings and allocations are subject to change. Percentages in the table above, as of December 31, 2009, are based on total investments, which may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

December 31, 2009

Shares		Value
	Common Stocks — 5.0%
	Real Estate Investment Trusts — 5.0%
1,453	Acadia Realty Trust	$24,512
600	Alexandria Real Estate Equities, Inc.	38,574
100	American Campus Communities, Inc.	2,810
400	Boston Properties, Inc.	26,828
700	Corporate Office Properties Trust	25,641
600	Digital Reality Trust, Inc.	30,168
2,000	Douglas Emmett, Inc.	28,500
100	Duke Realty Corp.	1,217
600	EastGroup Properties, Inc.	22,968
500	Equity Lifestyle Properties, Inc.	25,235
300	Equity Residential	10,134
400	Essex Property Trust, Inc.	33,460
200	Federal Realty Investment Trust	13,544
500	HCP, Inc.	15,270
500	Home Properties, Inc.	23,855
715	Host Hotels & Resorts, Inc.	8,342
600	Kimco Realty Corp.	8,118
100	LaSalle Hotel Properties	2,123
900	Mack-Cali Realty Corp.	31,113
200	National Retail Properties, Inc.	4,244
500	Nationwide Health Properties, Inc.	17,590
200	Public Storage, Inc.	16,290
100	Regency Centers Corp.	3,506
421	Simon Property Group, Inc.	33,563
300	SL Green Realty Corp.	15,072
600	Tanger Factory Outlet Centers, Inc.	23,394
209	The Macerich Co.	7,500
116	UDR, Inc.	1,907
600	Ventas, Inc.	26,244
417	Vornado Realty Trust	29,130
100	Westfield Group	1,128

	Total Common Stocks (Cost $600,416)	551,980

Principal Amount		Value
	U.S. Government Mortgage Backed Agencies — 58.6%
	Federal Home Loan Mortgage Corporation — 21.4%
$ 41,460	Pool # M80982, 5.000%, 7/1/12	$43,017
40,762	Pool # M81004, 5.000%, 1/1/13	42,294
19,119	Pool # B18052, 4.500%, 3/1/15	19,777
41,688	Pool # J03237, 5.500%, 8/1/16	44,318
23,684	Pool # E96459, 5.000%, 5/1/18	24,964
190,879	Pool # J10396, 4.056%, 7/1/19	195,076
21,298	Pool # G18008, 4.500%, 9/1/19	22,133
10,972	Pool # G18015, 4.500%, 10/1/19	11,401
106,867	Pool # G12286, 5.000%, 7/1/21	112,140
83,342	Pool # G12297, 6.000%, 7/1/21	89,161
100,226	Pool # G12425, 5.500%, 10/1/21	106,394
126,095	Pool # E02402, 6.000%, 10/1/22	134,702
59,619	Pool # C90779, 5.000%, 1/1/24	61,706
19,349	Pool # C90837, 5.500%, 6/1/24	20,476
236,726	Pool # G13629, 4.500%, 8/1/24	243,632
247,532	Pool # J11053, 4.500%, 10/1/24	254,754
49,648	Pool # C91000, 6.000%, 11/1/26	53,194
218,366	Pool # C91175, 5.000%, 5/1/28	225,758
244,162	Pool # C91251, 4.500%, 6/1/29	247,771
63,687	Pool # 1G0865, 4.909%, 7/1/35	66,601
134,014	Pool # A55565, 6.000%, 12/1/36	142,495
169,308	Pool # G03498, 5.500%, 11/1/37	177,580

		2,339,344

	Federal National Mortgage Association — 28.9%
21,981	Pool # 254955, 4.000%, 10/1/10	22,240
16,079	Pool # 255224, 4.000%, 5/1/11	16,400
55,774	Pool # 254717, 4.500%, 4/1/13	57,329
37,276	Pool # 254914, 4.500%, 9/1/13	38,381
186,092	Pool # 786729, 5.500%, 8/1/19	198,414
118,081	Pool #254501, 5.500%, 9/1/22	125,162
243,996	Pool # 889255, 5.000%, 3/1/23	255,426

See Notes which are an integral part of the Financial Statements.

36

Huntington VA Mortgage Securities Fund

Portfolio of Investments (continued)

December 31, 2009

Principal Amount		Value
	U.S. Government Mortgage Backed Agencies — (continued)
	Federal National Mortgage Association — (continued)
$ 19,461	Pool # 254908, 5.000%, 9/1/23	$20,223
11,798	Pool # 255360, 5.000%, 8/1/24	12,248
48,319	Pool # 255711, 5.500%, 4/1/25	51,101
48,837	Pool # 357771, 5.000%, 5/1/25	50,652
45,916	Pool # 255745, 5.500%, 5/1/25	48,548
195,060	Pool # 255834, 4.500%, 6/1/25 (a)	198,721
46,285	Pool # 255767, 5.500%, 6/1/25	48,950
37,791	Pool # 255808, 5.000%, 7/1/25	39,196
131,278	Pool # 255984, 4.500%, 11/1/25	133,743
47,685	Pool # 256116, 6.000%, 2/1/26	50,974
168,146	Pool # 257238, 5.000%, 6/1/28	174,056
244,169	Pool # MA0115, 4.500%, 7/1/29	245,215
245,346	Pool # AC1219, 4.500%, 8/1/29	248,744
197,041	Pool # MA0171, 4.500%, 9/1/29	199,770
21,799	Pool # 721540, 5.000%, 7/1/33	22,464
111,635	Pool # 746683, 5.500%, 10/1/33	117,351
41,340	Pool # 786457, 5.266%, 7/1/34	43,823
26,950	Pool # 845573, 5.609%, 2/1/36	28,414
179,305	Pool # 745511, 5.000%, 4/1/36	184,273
169,817	Pool # 831487, 5.500%, 4/1/36	178,113
169,537	Pool # 868935, 5.500%, 5/1/36	177,820
118,088	Pool # 903812, 5.500%, 12/1/36	123,857
54,814	Pool # 907484, 6.000%, 1/1/37	58,155

		3,169,763

	Government National Mortgage Association — 8.3%
17,296	Pool # 3590, 5.500%, 8/20/19	18,399
46,609	Pool # 3708, 5.500%, 5/20/20	49,497
58,277	Pool # 3741, 4.500%, 8/20/20	60,651
63,279	Pool # 683937, 6.000%, 2/15/23	67,654
188,056	Pool # 666057, 5.000%, 3/15/23	197,864
11,672	Pool # 3571, 6.500%, 6/20/34	12,484
181,118	Pool # 605653, 5.500%, 8/15/34	190,974
10,673	Pool # 3637, 5.500%, 11/20/34	11,242
41,233	Pool # 3710, 5.000%, 5/20/35	42,573
42,127	Pool # 650348, 5.500%, 11/15/35	44,366
200,722	Pool # 676974, 5.500%, 5/15/38	210,580

		906,284

	Total U.S. Government Mortgage Backed Agencies (Cost $6,242,272)	6,415,391

	Collateralized Mortgage Obligations — 21.7%
	Citicorp Mortgage Securities, Inc. — 0.9%
103,527	5.500%, 10/25/35	95,713

Principal Amount		Value
	Federal Home Loan Bank — 3.9%
$155,732	Series 00-0606, Class Y, 5.270%, 12/28/12	$165,421
47,801	Series 6B-2012, Class 1, 5.125%, 4/25/12	50,610
110,544	Series 7I-2012, Class A, 5.000%, 6/15/12	117,025
49,448	Series SK-2015, Class 1, 5.140%, 8/18/15	52,699
33,993	Series Z2-2013, Class A, 4.800%, 2/25/13	35,862

		421,617

	Federal Home Loan Mortgage Corporation — 11.0%
243,076	Series 2541, Class VL, 5.500%, 11/15/20	256,810
185,379	Series 2542, Class DH, 5.500%, 2/15/22	194,068
61,836	Series 2649, Class OL, 4.500%, 4/15/26	62,683
50,000	Series 2672, Class GH, 5.500%, 8/15/31	52,858
70,990	Series 2770, Class TC, 4.000%, 1/15/18	73,357
200,000	Series 2784, Class HJ, 4.000%, 4/15/19	202,461
22,732	Series 3046, Class YA, 5.000%, 2/15/19	22,748
96,587	Series R005, Class AB, 5.500%, 12/15/18	101,071
62,022	Series R007, Class AC, 5.875%, 5/15/16	63,702
168,621	Series R010, Class AB, 5.500%, 12/15/19	176,944

		1,206,702

	Federal National Mortgage Association — 1.7%
56,815	Series 1999-13, Class PH, 6.000%, 4/25/29	61,028
121,231	Series 2002-62, Class VK, 5.500%, 12/25/16	124,449

		185,477

	Government National Mortgage Association — 4.2%
200,000	Series 2005-55, Class PD, 5.000%, 5/20/32	209,629
250,000	Series 2008-87, Class BG, 5.500%, 4/20/36	257,862

		467,491

	Total Collateralized Mortgage Obligations (Cost $2,305,387)	2,377,000

H U N T I N G T O N      F U N D S

See Notes which are an integral part of the Financial Statements.

37

Huntington VA Mortgage Securities Fund

Portfolio of Investments (continued)

December 31, 2009

Principal Amount or Shares		Value
	U.S. Government Agencies — 9.0%
	Federal Farm Credit Bank — 6.8%
$250,000	2.125%, 6/18/12	$253,260
500,000	3.450%, 10/22/15	494,238

		747,498

	Federal Home Loan Bank — 2.2%
250,000	4.125%, 12/13/19	243,342

	Total U.S. Government Agencies (Cost $1,000,595)	990,840

	Preferred Stocks — 0.2%
	Real Estate Investment Trusts — 0.2%
300	Simon Property Group, Inc., 6.000%	20,400

	Total Preferred Stocks (Cost $21,282)	20,400

Shares		Value
	Cash Equivalents — 5.0%
551,476	Huntington Money Market Fund, Interfund Shares, 0.010% (b) (c)	$551,476

	Total Cash Equivalents (Cost $551,476)	551,476

	Total Investments (Cost $10,721,428) — 99.5%	10,907,087

	Other Assets in Excess of Liabilities — 0.5%	50,661

	Net Assets — 100.0%	$10,957,748

(a)	Variable or Floating Rate Security. Rate disclosed is as of December 31, 2009.

(b)	Rate disclosed is the seven day yield as of December 31, 2009.

(c)	Investment in affiliate.

See Notes which are an integral part of the Financial Statements.

38

Huntington Funds

Statements of Assets and Liabilities

December 31, 2009

	Huntington VA Balanced Fund	Huntington VA Dividend Capture Fund	Huntington VA Growth Fund	Huntington VA Income Equity Fund
Assets:
Investments, at cost	$6,375,388	$32,056,866	$13,327,962	$18,829,852

Investments, at value	$99,998	$32,509,732	$13,561,302	$20,343,770
Investments in affiliated securities, at value	6,597,270	850,721	1,818,207	354,364

Total Investments	6,697,268	33,360,453	15,379,509	20,698,134
Income receivable	5,157	83,339	7,118	38,668
Receivable for investments sold	—	187,688	213,315	—
Receivable for shares sold	105,833	4,297	30	—
Receivable from Adviser	2,406	—	—	—
Prepaid expenses and other assets	1,797	2,817	2,478	2,570

Total assets	6,812,461	33,638,594	15,602,450	20,739,372
Liabilities:
Options written, at value (premium received $—, $—, $45,847 and $16,031)	—	—	83,090	14,000
Payable for investments purchased	—	38,303	219,528	—
Payable for shares redeemed	—	8,112	12,412	1,005
Accrued expenses and other payables
Investment adviser fees	—	16,948	7,632	10,500
Administration fees	900	5,094	2,292	3,155
Custodian fees	38	877	393	595
Financial administration fees	97	251	242	229
Transfer agent fees	230	1,379	609	813
Trustees’ fees	12	11	16	23
Compliance service fees	58	323	145	200
Other	1,159	10,390	3,646	5,050

Total liabilities	2,494	81,688	330,005	35,570

Net Assets	$6,809,967	$33,556,906	$15,272,445	$20,703,802

Net Assets Consist of:
Paid in capital	$6,477,896	$46,256,011	$17,461,812	$26,504,384
Net unrealized appreciation of investments and options	321,880	1,303,587	2,014,304	1,870,313
Accumulated net realized loss on investments and options transactions	(11,053)	(15,393,734)	(4,228,156)	(8,244,431)
Accumulated net investment income	21,244	1,391,042	24,485	573,536

Total Net Assets	$6,809,967	$33,556,906	$15,272,445	$20,703,802

Shares Outstanding	566,466	3,781,898	2,144,355	2,590,142

Net Asset Value, Redemption Price and Offering Price Per Share:
(Net asset value, offering and redemption price per share)	$12.02	$8.87	$7.12	$7.99

H U N T I N G T O N      F U N D S

See Notes which are an integral part of the Financial Statements.

39

Huntington Funds

Statements of Assets and Liabilities

December 31, 2009

	Huntington VA International Equity Fund		Huntington VA Macro 100 Fund	Huntington VA Mid Corp America Fund	Huntington VA New Economy Fund
Assets:
Investments, at cost	$15,255,900		$5,928,985	$13,886,279	$11,361,553

Investments, at value	$15,421,954		$5,326,047	$17,753,767	$10,224,991
Investments in affiliated securities, at value	896,597		261,103	866,180	1,261,950

Total Investments	16,318,551		5,587,150	18,619,947	11,486,941
Cash	—	(1)	—	50,000	—
Income receivable	35,312		6,468	15,290	6,441
Receivable for shares sold	11,980		—	4,480	1,698
Tax reclaims receivable	10,062		—	—	—
Prepaid expenses and other assets	2,450		2,278	2,545	2,400

Total assets	16,378,355		5,595,896	18,692,262	11,497,480
Liabilities:
Options written, at value (premium received $—, $—, $— and $19,347)	—		—	—	18,783
Payable for shares redeemed	1,404		555	246	23,249
Accrued expenses and other payables
Investment adviser fees	8,149		2,789	9,390	5,710
Administration fees	2,240		838	2,821	1,715
Custodian fees	—		121	446	272
Financial administration fees	310		257	328	270
Transfer agent fees	643		228	767	477
Trustees’ fees	12		5	15	11
Compliance service fees	155		53	179	109
Other	3,512		1,340	4,575	2,715

Total liabilities	16,425		6,186	18,767	53,311

Net Assets	$16,361,930		$5,589,710	$18,673,495	$11,444,169

Net Assets Consist of:
Paid in capital	$17,421,424		$8,237,848	$15,640,416	$15,292,179
Net unrealized appreciation (depreciation) of investments, options and translations of assets and liabilities in foreign currency	1,062,613		(341,835)	4,733,668	125,952
Accumulated net realized loss on investments, options and foreign currency transactions	(2,355,415)		(2,356,447)	(1,824,232)	(3,985,919)
Accumulated net investment income	233,308		50,144	123,643	11,957

Total Net Assets	$16,361,930		$5,589,710	$18,673,495	$11,444,169

Shares Outstanding	1,218,832		701,144	1,290,826	1,047,635

Net Asset Value, Redemption Price and Offering Price Per Share:
(Net asset value, offering and redemption price per share)	$13.42		$7.97	$14.47	$10.92

(1)	Amount is less than $1.

See Notes which are an integral part of the Financial Statements.

40

Huntington Funds

Statements of Assets and Liabilities

December 31, 2009

	Huntington VA Real Strategies Fund	Huntington VA Rotating Markets Fund	Huntington VA Situs Fund	Huntington VA Mortgage Securities Fund
Assets:
Investments, at cost	$1,104,727	$5,754,211	$17,690,806	$10,721,428

Investments, at value	$921,959	$6,081,480	$15,317,073	$10,355,611
Investments in affiliated securities, at value	229,580	389,619	1,709,035	551,476

Total Investments	1,151,539	6,471,099	17,026,108	10,907,087
Cash	9,056	—	—	—
Income receivable	634	12,444	9,516	42,043
Receivable for shares sold	10,817	3,391	14,358	18,382
Tax reclaims receivable	6	—	395	—
Prepaid expenses and other assets	2,288	2,285	2,505	2,360

Total assets	1,174,340	6,489,219	17,052,882	10,969,872
Liabilities:
Options written, at value (premium received $6,415, $—, $— and $—)	6,905	—	—	—
Payable for shares redeemed	90	10,026	69	981
Accrued expenses and other payables
Investment adviser fees	543	3,275	8,475	5,508
Administration fees	164	984	2,546	1,654
Custodian fees	28	147	1,058	227
Financial administration fees	218	148	316	874
Transfer agent fees	43	261	1,126	404
Trustees’ fees	3	6	27	2
Compliance service fees	10	62	161	105
Other	239	1,637	4,116	2,369

Total liabilities	8,243	16,546	17,894	12,124

Net Assets	$1,166,097	$6,472,673	$17,034,988	$10,957,748

Net Assets Consist of:
Paid in capital	$1,185,596	$7,055,744	$19,678,229	$10,649,398
Net unrealized appreciation (depreciation) of investments, options and translations of assets and liabilities in foreign currency	46,322	716,888	(664,695)	185,659
Accumulated net realized loss on investments, options and foreign currency transactions	(70,384)	(1,373,635)	(2,081,624)	(193,405)
Accumulated net investment income	4,563	73,676	103,078	316,096

Total Net Assets	$1,166,097	$6,472,673	$17,034,988	$10,957,748

Shares Outstanding	152,696	617,975	1,465,858	978,123

Net Asset Value, Redemption Price and Offering Price Per Share:
(Net asset value, offering and redemption price per share)	$7.64	$10.47	$11.62	$11.20

H U N T I N G T O N      F U N D S

See Notes which are an integral part of the Financial Statements.

41

Huntington Funds

Statements of Operations

Year Ended December 31, 2009

	Huntington VA Balanced Fund	Huntington VA Dividend Capture Fund	Huntington VA Growth Fund	Huntington VA Income Equity Fund
Investment Income:
Dividend income	$—	$1,681,559	$153,302	$751,847
Dividend income from affiliated securities	23,067	79	157	113
Interest income	1	—	—	—

Total investment income	23,068	1,681,638	153,459	751,960

Expenses:
Investment adviser fees	1,890	173,724	77,847	106,065
Administration fees	3,409	52,750	23,660	32,216
Custodian fees	189	7,528	3,373	4,596
Transfer and dividend disbursing agent fees and expenses	774	10,685	4,701	6,385
Trustees’ fees	108	2,628	1,155	1,621
Auditing fees	845	5,979	2,733	3,550
Legal fees	177	2,371	1,069	1,455
Financial administration fees	2,330	852	3,226	2,482
Printing and postage	639	25,575	7,051	9,973
Insurance premiums	1,097	4,156	3,177	1,798
Compliance service fees	71	1,084	486	662
Other	85	1,464	653	887

Total expenses	11,614	288,796	129,131	171,690

Reimbursements from Adviser	(9,741)	—	(157)	—

Net expenses	1,873	288,796	128,974	171,690

Net investment income	21,195	1,392,842	24,485	580,270

Net Realized/Unrealized Gain (Loss) on Investments and Options Transactions:
Net realized loss on investment transactions	—	(5,970,182)	(1,316,425)	(3,579,592)
Net realized loss on investment transactions of affiliates	(10,253)	—	—	—
Net realized gain (loss) on option transactions	—	—	29,902	(15,024)

Net realized loss on investments and options	(10,253)	(5,970,182)	(1,286,523)	(3,594,616)

Net change in unrealized appreciation/depreciation of investments and options	318,978	11,316,225	3,284,431	6,686,497

Net realized and unrealized gain on investments and options transactions	308,725	5,346,043	1,997,908	3,091,881

Change in net assets resulting from operations	$329,920	$6,738,885	$2,022,393	$3,672,151

See Notes which are an integral part of the Financial Statements.

42

Huntington Funds

Statements of Operations

Year Ended December 31, 2009

	Huntington VA International Equity Fund	Huntington VA Macro 100 Fund	Huntington VA Mid Corp America Fund	Huntington VA New Economy Fund
Investment Income:
Dividend income	$402,727	$97,629	$281,593	$108,643
Dividend income from affiliated securities	47	24	288	425
Foreign dividend taxes withheld	(9,365)	—	—	—

Total investment income	393,409	97,653	281,881	109,068

Expenses:
Investment adviser fees	74,117	27,441	97,844	58,622
Administration fees	22,519	8,337	29,736	17,852
Custodian fees	11,181	1,189	4,240	2,540
Transfer and dividend disbursing agent fees and expenses	4,575	1,627	5,852	3,534
Trustees’ fees	1,059	418	1,477	887
Auditing fees	2,997	866	3,124	1,927
Legal fees	1,005	373	1,330	810
Financial administration fees	3,791	3,349	2,685	3,057
Printing and postage	5,974	2,495	8,688	5,159
Insurance premiums	1,989	2,272	1,831	2,089
Compliance service fees	463	171	611	366
Other	643	168	820	496

Total expenses	130,313	48,706	158,238	97,339

Reimbursements from Adviser	(4,880)	(1,197)	—	(228)

Net expenses	125,433	47,509	158,238	97,111

Net investment income	267,976	50,144	123,643	11,957

Net Realized/Unrealized Gain (Loss) on Investments, Options and Foreign Currency Transactions:
Net realized loss on investment transactions	(1,885,533)	(423,626)	(1,336,524)	(1,575,613)
Net realized gain (loss) on option transactions	—	—	—	(20,406)
Net realized gain (loss) on foreign currency transactions	(20,325)	—	—	—
Net realized gain distributions from investment company shares	2,828	—	—	—

Net realized loss on investments, options and translation of assets and liabilities in foreign currency transactions	(1,903,030)	(423,626)	(1,336,524)	(1,596,019)

Net change in unrealized appreciation/depreciation of investments, options and translation of assets and liabilities in foreign currency	5,359,892	1,334,086	6,099,546	4,500,924

Net realized and unrealized gain on investments, options and foreign currency transactions	3,456,862	910,460	4,763,022	2,904,905

Change in net assets resulting from operations	$3,724,838	$960,604	$4,886,665	$2,916,862

H U N T I N G T O N      F U N D S

See Notes which are an integral part of the Financial Statements.

43

Huntington Funds

Statements of Operations

Year Ended December 31, 2009

	Huntington VA Real Strategies Fund	Huntington VA Rotating Markets Fund	Huntington VA Situs Fund	Huntington VA Mortgage Securities Fund
Investment Income:
Dividend income	$12,713	$129,194	$234,546	$24,032
Dividend income from affiliated securities	16	127	128	169
Interest income	—	—	—	386,018

Total investment income	12,729	129,321	234,674	410,219

Expenses:
Investment adviser fees	3,512	32,975	80,937	55,339
Administration fees	1,067	10,020	24,594	16,827
Custodian fees	152	1,429	5,520	2,398
Transfer and dividend disbursing agent fees and expenses	230	1,952	5,357	3,369
Trustees’ fees	47	495	1,204	798
Auditing fees	186	1,112	3,001	2,034
Legal fees	48	448	1,112	740
Financial administration fees	2,788	2,259	3,807	10,519
Printing and postage	281	2,943	6,691	4,568
Insurance premiums	2,106	2,251	2,544	1,820
Compliance service fees	22	206	505	345
Other	44	286	699	138

Total expenses	10,483	56,376	135,971	98,895

Reimbursements from Adviser	(2,137)	(731)	(216)	(2,471)

Net expenses	8,346	55,645	135,755	96,424

Net investment income	4,383	73,676	98,919	313,795

Net Realized/Unrealized Gain (Loss) on Investments, Options and Foreign Currency Transactions:
Net realized loss on investment transactions	(27,081)	(296,580)	(1,867,439)	(76,424)
Net realized gain on option transactions	305	—	—	—
Net realized loss on foreign currency transactions	—	—	(1,710)	—

Net realized loss on investments, options and translation of assets and liabilities in foreign currency transactions	(26,776)	(296,580)	(1,869,149)	(76,424)

Net change in unrealized appreciation/depreciation of investments, options and translation of assets and liabilities in foreign currency	193,088	1,810,237	5,767,998	235,154

Net realized and unrealized gain on investments, options and foreign currency transactions	166,312	1,513,657	3,898,849	158,730

Change in net assets resulting from operations	$170,695	$1,587,333	$3,997,768	$472,525

See Notes which are an integral part of the Financial Statements.

44

Huntington Funds

Statements of Changes in Net Assets

	Huntington VA Balanced Fund		Huntington VA Dividend Capture Fund
	Year Ended Dec. 31, 2009	Period Ended Dec. 31, 2008(1)	Year Ended Dec. 31, 2009	Year Ended Dec. 31, 2008
Increase (Decrease) in Net Assets:
Operations—
Net investment income	$21,195	$4,170	$1,392,842	$2,077,526
Net realized loss on investments	(10,253)	(800)	(5,970,182)	(9,376,967)
Net change in unrealized appreciation/depreciation of investments	318,978	2,902	11,316,225	(5,761,222)

Change in net assets resulting from operations	329,920	6,272	6,738,885	(13,060,663)

Distributions to Shareholders—
From net investment income	(3,995)	(175)	—	(4,166,943)
From net realized gains	—	—	—	(2,378,660)
From return of capital	—	—	—	(227,011)

Change in net assets resulting from distributions to shareholders	(3,995)	(175)	—	(6,772,614)

Change in net assets resulting from capital transactions	6,249,589	228,356	(2,514,401)	(2,077,214)

Change in net assets	6,575,514	234,453	4,224,484	(21,910,491)
Net Assets:
Beginning of period	234,453	—	29,332,422	51,242,913

End of period	$6,809,967	$234,453	$33,556,906	$29,332,422

Accumulated net investment income included in net assets at end of period	$21,244	$3,995	$1,391,042	$—

Capital Transactions:
Shares sold	$6,317,200	$228,851	$3,249,303	$1,948,137
Dividends reinvested	3,995	175	—	6,771,247
Shares redeemed	(71,606)	(670)	(5,763,704)	(10,796,598)

Net change resulting from capital transactions	$6,249,589	$228,356	$(2,514,401)	$(2,077,214)

Share Transactions:
Issued	549,741	22,903	435,553	200,073
Reinvested	382	17	—	735,087
Redeemed	(6,505)	(72)	(790,255)	(1,151,843)

Net change resulting from share transactions	543,618	22,848	(354,702)	(216,683)

(1)	Reflects operations for the period from November 10, 2008 (date of commencement of operations) to December 31, 2008.

H U N T I N G T O N      F U N D S

See Notes which are an integral part of the Financial Statements.

45

Huntington Funds

Statements of Changes in Net Assets

	Huntington VA Growth Fund		Huntington VA Income Equity Fund
	Year Ended Dec. 31, 2009	Year Ended Dec. 31, 2008	Year Ended Dec. 31, 2009	Year Ended Dec. 31, 2008
Increase (Decrease) in Net Assets:
Operations—
Net investment income	$24,485	$85,742	$580,270	$773,868
Net realized loss on investments and options	(1,286,523)	(2,941,633)	(3,594,616)	(4,380,053)
Net change in unrealized appreciation/depreciation of investments	3,284,431	(5,438,808)	6,686,497	(8,980,108)

Change in net assets resulting from operations	2,022,393	(8,294,699)	3,672,151	(12,586,293)

Distributions to Shareholders—
From net investment income	—	(202,470)	—	(1,513,037)
From net realized gains	—	(1,745,610)	—	(1,982,596)
From return of capital	—	—	—	(40,886)

Change in net assets resulting from distributions to shareholders	—	(1,948,080)	—	(3,536,519)

Change in net assets resulting from capital transactions	589,176	(268,719)	(1,154,899)	(2,022,575)

Change in net assets	2,611,569	(10,511,498)	2,517,252	(18,145,387)
Net Assets:
Beginning of period	12,660,876	23,172,374	18,186,550	36,331,937

End of period	$15,272,445	$12,660,876	$20,703,802	$18,186,550

Accumulated net investment income included in net assets at end of period	$24,485	$—	$573,536	$10,134

Capital Transactions:
Shares sold	$2,339,196	$1,948,655	$2,014,927	$1,549,219
Dividends reinvested	—	1,948,171	—	3,536,560
Shares redeemed	(1,750,020)	(4,165,545)	(3,169,826)	(7,108,354)

Net change resulting from capital transactions	$589,176	$(268,719)	$(1,154,899)	$(2,022,575)

Share Transactions:
Issued	361,601	230,659	301,495	172,564
Reinvested	—	205,765	—	392,412
Redeemed	(279,685)	(508,537)	(477,683)	(797,814)

Net change resulting from share transactions	81,916	(72,113)	(176,188)	(232,838)

See Notes which are an integral part of the Financial Statements.

46

Huntington Funds

Statements of Changes in Net Assets

	Huntington VA International Equity Fund		Huntington VA Macro 100 Fund
	Year Ended Dec. 31, 2009	Year Ended Dec. 31, 2008	Year Ended Dec. 31, 2009	Year Ended Dec. 31, 2008
Increase (Decrease) in Net Assets:
Operations—
Net investment income	$267,976	$268,192	$50,144	$106,449
Net realized loss on investments and foreign currency transactions	(1,903,030)	(486,484)	(423,626)	(1,917,430)
Net change in unrealized appreciation/depreciation of investments and foreign currency transactions	5,359,892	(6,424,195)	1,334,086	(1,134,462)

Change in net assets resulting from operations	3,724,838	(6,642,487)	960,604	(2,945,443)

Distributions to Shareholders—
From net investment income	(6,126)	(380,841)	—	(106,150)
From net realized gains	—	(317,495)	—	—

Change in net assets resulting from distributions to shareholders	(6,126)	(698,336)	—	(106,150)

Change in net assets resulting from capital transactions	2,659,779	2,947,033	164,896	(2,257,133)

Change in net assets	6,378,491	(4,393,790)	1,125,500	(5,308,726)
Net Assets:
Beginning of period	9,983,439	14,377,229	4,464,210	9,772,936

End of period	$16,361,930	$9,983,439	$5,589,710	$4,464,210

Accumulated net investment income (loss) included in net assets at end of period	$233,308	$(8,216)	$50,144	$—

Capital Transactions:
Shares sold	$4,473,348	$4,478,472	$883,733	$541,486
Dividends reinvested	6,126	698,195	—	105,958
Shares redeemed	(1,819,695)	(2,229,634)	(718,837)	(2,904,577)

Net change resulting from capital transactions	$2,659,779	$2,947,033	$164,896	$(2,257,133)

Share Transactions:
Issued	389,528	311,961	127,474	62,602
Reinvested	545	51,219	—	16,479
Redeemed	(163,345)	(175,771)	(109,268)	(360,129)

Net change resulting from share transactions	226,728	187,409	18,206	(281,048)

H U N T I N G T O N      F U N D S

See Notes which are an integral part of the Financial Statements.

47

Huntington Funds

Statements of Changes in Net Assets

	Huntington VA Mid Corp America Fund		Huntington VA New Economy Fund
	Year Ended Dec. 31, 2009	Year Ended Dec. 31, 2008	Year Ended Dec. 31, 2009	Year Ended Dec. 31, 2008
Increase (Decrease) in Net Assets:
Operations—
Net investment income	$123,643	$104,966	$11,957	$25,499
Net realized loss on investments and options	(1,336,524)	(487,708)	(1,596,019)	(2,389,900)
Net change in unrealized appreciation/depreciation of investments and options	6,099,546	(10,093,940)	4,500,924	(7,295,317)

Change in net assets resulting from operations	4,886,665	(10,476,682)	2,916,862	(9,659,718)

Distributions to Shareholders—
From net investment income	—	(279,990)	—	(101,430)
From net realized gains	—	(1,184,121)	—	(1,994,049)
From return of capital	—	(5,072)	—	(14,925)

Change in net assets resulting from distributions to shareholders	—	(1,469,183)	—	(2,110,404)

Change in net assets resulting from capital transactions	(1,626,072)	(3,033,630)	13,056	1,312,124

Change in net assets	3,260,593	(14,979,495)	2,929,918	(10,457,998)
Net Assets:
Beginning of period	15,412,902	30,392,397	8,514,251	18,972,249

End of period	$18,673,495	$15,412,902	$11,444,169	$8,514,251

Accumulated net investment income included in net assets at end of period	$123,643	$—	$11,957	$—

Capital Transactions:
Shares sold	$1,652,655	$1,204,325	$1,241,549	$1,712,514
Dividends reinvested	—	1,469,189	—	2,110,418
Shares redeemed	(3,278,727)	(5,707,144)	(1,228,493)	(2,510,808)

Net change resulting from capital transactions	$(1,626,072)	$(3,033,630)	$13,056	$1,312,124

Share Transactions:
Issued	131,264	87,439	130,831	138,289
Reinvested	—	84,207	—	132,132
Redeemed	(269,661)	(375,131)	(132,620)	(196,281)

Net change resulting from share transactions	(138,397)	(203,485)	(1,789)	74,140

See Notes which are an integral part of the Financial Statements.

48

Huntington Funds

Statements of Changes in Net Assets

	Huntington VA Real Strategies Fund		Huntington VA Rotating Markets Fund
	Year Ended Dec. 31, 2009	Year Ended Dec. 31, 2008	Year Ended Dec. 31, 2009	Year Ended Dec. 31, 2008
Increase (Decrease) in Net Assets:
Operations—
Net investment income	$4,383	$1,168	$73,676	$88,243
Net realized loss on investments, options and foreign currency transactions	(26,776)	(43,044)	(296,580)	(1,077,055)
Net change in unrealized appreciation/depreciation of investments, options and foreign currency transactions	193,088	(169,451)	1,810,237	(3,108,395)

Change in net assets resulting from operations	170,695	(211,327)	1,587,333	(4,097,207)

Distributions to Shareholders—
From net investment income	—	(3,978)	—	(203,693)
From net realized gains	—	(5,191)	—	(678,966)
From return of capital	—	(924)	—	—

Change in net assets resulting from distributions to shareholders	—	(10,093)	—	(882,659)

Change in net assets resulting from capital transactions	725,079	250,753	(155,964)	(516,886)

Change in net assets	895,774	29,333	1,431,369	(5,496,752)
Net Assets:
Beginning of period	270,323	240,990	5,041,304	10,538,056

End of period	$1,166,097	$270,323	$6,472,673	$5,041,304

Accumulated net investment income included in net assets at end of period	$4,563	$240	$73,676	$—

Capital Transactions:
Shares sold	$754,235	$292,140	$774,313	$549,999
Dividends reinvested	—	10,093	—	882,517
Shares redeemed	(29,156)	(51,480)	(930,277)	(1,949,402)

Net change resulting from capital transactions	$725,079	$250,753	$(155,964)	$(516,886)

Share Transactions:
Issued	109,967	33,555	84,636	48,491
Reinvested	—	1,004	—	72,366
Redeemed	(4,971)	(7,811)	(108,489)	(179,539)

Net change resulting from share transactions	104,996	26,748	(23,853)	(58,682)

H U N T I N G T O N      F U N D S

See Notes which are an integral part of the Financial Statements.

49

Huntington Funds

Statements of Changes in Net Assets

	Huntington VA Situs Fund		Huntington VA Mortgage Securities Fund
	Year Ended Dec. 31, 2009	Year Ended Dec. 31, 2008	Year Ended Dec. 31, 2009	Year Ended Dec. 31, 2008
Increase (Decrease) in Net Assets:
Operations—
Net investment income	$98,919	$28,693	$313,795	$414,583
Net realized loss on investments and foreign currency transactions	(1,869,149)	(199,044)	(76,424)	(112,288)
Net change in unrealized appreciation/depreciation of investments and foreign currency transactions	5,767,998	(7,874,493)	235,154	(94,550)

Change in net assets resulting from operations	3,997,768	(8,044,844)	472,525	207,745

Distributions to Shareholders—
From net investment income	—	(25,810)	—	(782,320)
From net realized gains	—	(290,432)	—	(17,823)
From return of capital	—	(11,503)	—	(8,946)

Change in net assets resulting from distributions to shareholders	—	(327,745)	—	(809,089)

Change in net assets resulting from capital transactions	1,527,697	635,706	1,495,434	(657,619)

Change in net assets	5,525,465	(7,736,883)	1,967,959	(1,258,963)
Net Assets:
Beginning of period	11,509,523	19,246,406	8,989,789	10,248,752

End of period	$17,034,988	$11,509,523	$10,957,748	$8,989,789

Accumulated net investment income included in net assets at end of period	$103,078	$1,067	$316,096	$—

Capital Transactions:
Shares sold	$2,997,588	$2,908,282	$3,455,833	$2,475,277
Dividends reinvested	—	327,781	—	808,450
Shares redeemed	(1,469,891)	(2,600,357)	(1,960,399)	(3,941,346)

Net change resulting from capital transactions	$1,527,697	$635,706	$1,495,434	$(657,619)

Share Transactions:
Issued	297,997	244,212	314,006	220,424
Reinvested	—	24,721	—	74,573
Redeemed	(148,330)	(223,486)	(182,135)	(353,743)

Net change resulting from share transactions	149,667	45,447	131,871	(58,746)

See Notes which are an integral part of the Financial Statements.

50

Huntington Funds

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H U N T I N G T O N      F U N D S

51

Huntington Funds

Financial Highlights

(For a share outstanding throughout each period)

	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investment Transactions	Return of Capital	Total Distributions
Huntington VA Balanced Fund
2008(2)	$10.00	0.18		0.09	0.27	(0.01)	—	—	(0.01)
2009	$10.26	0.13	(6)	1.68	1.81	(0.05)	—	—	(0.05)
Huntington VA Dividend Capture Fund
2005	$12.94	0.39		0.07	0.46	(0.39)	(0.60)	—	(0.99)
2006	$12.41	0.47		1.49	1.96	(0.46)	(0.30)	—	(0.76)
2007	$13.61	0.47		(1.20)	(0.73)	(0.46)	(0.65)	—	(1.11)
2008	$11.77	0.58		(3.57)	(2.99)	(1.05)	(0.58)	(0.06)	(1.69)
2009	$7.09	0.37		1.41	1.78	—	—	—	—

(1)	If applicable, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(2)	Reflects operations for the period from November 10, 2008 (commencement of operations) to December 31, 2008.
(3)	Not annualized.
(4)	Computed on an annualized basis.
(5)	Does not include the effect of expenses of underlying funds.
(6)	Per share net investment income has been calculated using the average daily shares method.

See Notes which are an integral part of the Financial Statements.

52

Net Asset Value, End of Period	Total Return		Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(1)		Net Assets, at End of Period (000 Omitted)	Portfolio Turnover Rate

$10.26	2.68	%(3)	0.10	%(4)(5)	14.05	%(4)	31.88	%(4)(5)	$234	19	%(3)
$12.02	17.70%		0.10	%(5)	1.11%		0.61%		$6,810	20%

$12.41	3.59%		0.93%		4.41%		0.93	%(5)	$44,194	111%
$13.61	16.59%		0.92%		3.90%		0.92%		$53,671	94%
$11.77	(6.13)%		0.92%		3.82%		0.92%		$51,243	85%
$7.09	(28.08)%		0.91%		4.88%		0.91%		$29,332	65%
$8.87	25.11%		1.00%		4.81%		1.00%		$33,557	94%

H U N T I N G T O N      F U N D S

53

Huntington Funds

Financial Highlights

(For a share outstanding throughout each period)

	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Distributions From Net Investment Income	Distributions from Net Realized Gain on Investment Transactions	Return of Capital	Total Distributions
Huntington VA Growth Fund
2005	$8.95	0.04	0.02	0.06	(0.04)	— (2)	—	(0.04)
2006	$8.97	0.04	0.65	0.69	(0.04)	(0.11)	—	(0.15)
2007	$9.51	0.05	1.34	1.39	(0.04)	— (2)	—	(0.04)
2008	$10.86	0.05	(3.84)	(3.79)	(0.10)	(0.83)	—	(0.93)
2009	$6.14	0.01	0.97	0.98	—	—	—	—
Huntington VA Income Equity Fund
2005	$11.62	0.23	0.12	0.35	(0.19)	—	—	(0.19)
2006	$11.78	0.24	1.20	1.44	(0.24)	(0.36)	—	(0.60)
2007	$12.62	0.27	(0.10)	0.17	(0.24)	(0.44)	—	(0.68)
2008	$12.11	0.31	(4.58)	(4.27)	(0.56)	(0.70)	0.01	(1.27)
2009	$6.57	0.22	1.20	1.42	—	—	—	—

(1)	If applicable, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(2)	Amount is less than $0.005.
(3)	The portfolio turnover rate increased significantly during the period. This increase was attributable to changes in equity management staff, cash flows in and out of the Fund, as well as tactical portfolio adjustments made. The basic characteristics of the Fund’s investment strategy in terms of market capitalization, style and diversification did not change (unaudited).

See Notes which are an integral part of the Financial Statements.

54

Net Asset Value, End of Period	Total Return	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(1)	Net Assets, at End of Period (000 Omitted)	Portfolio Turnover Rate

$8.97	0.72%	0.95%	0.45%	0.95%	$19,974	15%
$9.51	7.76%	0.93%	0.48%	0.93%	$21,191	19%
$10.86	14.70%	0.94%	0.52%	0.96%	$23,172	111	%(3)
$6.14	(37.91)%	0.87%	0.46%	0.87%	$12,661	84%
$7.12	15.96%	0.99%	0.19%	0.99%	$15,272	118%

$11.78	2.98%	0.93%	2.15%	0.93%	$35,337	53%
$12.62	12.59%	0.92%	2.03%	0.92%	$38,614	73%
$12.11	0.94%	0.91%	1.97%	0.91%	$36,332	116%
$6.57	(37.83)%	0.92%	2.85%	0.92%	$18,187	96%
$7.99	21.61%	0.97%	3.28%	0.97%	$20,704	96%

H U N T I N G T O N      F U N D S

55

Huntington Funds

Financial Highlights

(For a share outstanding throughout each period)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investment Transactions	Return of Capital	Total Distributions
Huntington VA International Equity Fund
2005	$11.07	0.06	1.62	1.68	(0.06)	(0.02)	—	(0.08)
2006	$12.67	0.13	3.14	3.27	(0.11)	(0.08)	—	(0.19)
2007	$15.75	0.16	1.99	2.15	— (2)	(0.03)	—	(0.03)
2008	$17.87	0.26	(7.31)	(7.05)	(0.40)	(0.36)	—	(0.76)
2009	$10.06	0.23	3.14	3.37	(0.01)	—	—	(0.01)
Huntington VA Macro 100 Fund
2005	$11.13	(0.01)	0.58	0.57	(0.02)	—	—	(0.02)
2006	$11.68	0.05	0.79	0.84	(0.02)	(0.14)	—	(0.16)
2007	$12.36	0.05	(0.34)	(0.29)	(0.05)	(1.70)	(0.18)	(1.93)
2008	$10.14	0.16	(3.60)	(3.44)	(0.16)	—	—	(0.16)
2009	$6.54	0.07	1.36	1.43	—	—	—	—

(1)	If applicable, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(2)	Amount is less than $0.005.
(3)	The major cause of increase to portfolio turnover was changes made to the portfolio by the management team based upon changing macroeconomic fundamentals (unaudited).

See Notes which are an integral part of the Financial Statements.

56

Net Asset Value, End of Period	Total Return	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(1)	Net Assets, at End of Period (000 Omitted)	Portfolio Turnover Rate

$12.67	15.21%	1.00%	0.96%	1.78%	$2,161	7%
$15.75	25.84%	0.97%	1.31%	1.06%	$7,666	10%
$17.87	13.70%	0.98%	1.12%	1.13%	$14,377	21%
$10.06	(40.56)%	0.99%	2.02%	1.03%	$9,983	16%
$13.42	33.47%	1.01%	2.17%	1.05%	$16,362	29%

$11.68	5.14%	1.00%	0.28%	1.04%	$7,749	82%
$12.36	7.26%	0.97%	0.49%	0.97%	$10,138	213	%(3)
$10.14	(2.79)%	0.95%	0.45%	0.95%	$9,773	148%
$6.54	(33.91)%	0.98%	1.46%	0.98%	$4,464	287%
$7.97	21.87%	1.04%	1.09%	1.06%	$5,590	10%

H U N T I N G T O N      F U N D S

57

Huntington Funds

Financial Highlights

(For a share outstanding throughout each period)

	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investment Transactions	Return of Capital	Total Distributions
Huntington VA Mid Corp America Fund
2005	$14.67	0.07	1.79	1.86	(0.02)	(0.02)	—	(0.04)
2006	$16.49	0.11	1.07	1.18	(0.07)	(0.20)	—	(0.27)
2007	$17.40	0.11	1.42	1.53	(0.11)	(0.21)	—	(0.32)
2008	$18.61	0.08	(6.95)	(6.87)	(0.19)	(0.77)	—	(0.96)
2009	$10.78	0.10	3.59	3.69	—	—	—	—
Huntington VA New Economy Fund
2005	$14.38	0.02	1.88	1.90	—	(0.01)	—	(0.01)
2006	$16.27	0.04	1.62	1.66	(0.02)	(0.25)	—	(0.27)
2007	$17.66	0.10	2.10	2.20	(0.03)	(0.38)	—	(0.41)
2008	$19.45	0.03	(9.21)	(9.18)	(0.11)	(2.04)	(0.01)	(2.16)
2009	$8.11	0.01	2.80	2.81	—	—	—	—

(1)	If applicable, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(2)	The portfolio turnover rate increased significantly during the period. This increase was attributable to changes in equity management staff, cash flows into and out of the Fund, as well as tactical portfolio adjustments made. The basic characteristics of the Fund’s investment strategy in terms of market capitalization, style and diversification did not change (unaudited).

See Notes which are an integral part of the Financial Statements.

58

Net Asset Value, End of Period	Total Return	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(1)	Net Assets, at End of Period (000 Omitted)	Portfolio Turnover Rate

$16.49	12.67%	0.95%	0.49%	0.95%	$25,215	7%
$17.40	7.24%	0.93%	0.65%	0.93%	$28,814	8%
$18.61	8.75%	0.92%	0.56%	0.92%	$30,392	16%
$10.78	(38.83)%	0.93%	0.43%	0.93%	$15,413	19%
$14.47	34.23%	0.97%	0.76%	0.97%	$18,673	23%

$16.27	13.24%	1.00%	0.18%	1.02%	$10,737	49%
$17.66	10.28%	0.96%	0.24%	0.96%	$15,127	51%
$19.45	12.50%	0.94%	0.59%	0.94%	$18,972	102	%(2)
$8.11	(52.65)%	0.93%	0.18%	0.93%	$8,514	150%
$10.92	34.65%	0.99%	0.12%	1.00%	$11,444	122%

H U N T I N G T O N      F U N D S

59

Huntington Funds

Financial Highlights

(For a share outstanding throughout each period)

	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investment Transactions	Return of Capital	Total Distributions
Huntington VA Real Strategies Fund
2007(2)	$10.00	0.16		1.34	1.50	—	—	—	—
2008	$11.50	0.04	(5)	(5.50)	(5.46)	(0.13)	(0.21)	(0.03)	(0.37)
2009	$5.67	0.03		1.94	1.97	—	—	—	—
Huntington VA Rotating Markets Fund
2005	$11.89	0.09		1.04	1.13	(0.08)	(0.24)	—	(0.32)
2006	$12.70	0.14		2.29	2.43	(0.09)	(0.47)	—	(0.56)
2007	$14.57	0.15		1.16	1.31	(0.13)	(0.71)	—	(0.84)
2008	$15.04	0.15		(6.02)	(5.87)	(0.31)	(1.01)	—	(1.32)
2009	$7.85	0.12		2.50	2.62	—	—	—	—

(1)	If applicable, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(2)	Reflects operations for the period from August 31, 2007 (commencement of operations) to December 31, 2007.
(3)	Not annualized.
(4)	Computed on an annualized basis.
(5)	Per share net investment income (loss) has been calculated using the average daily shares method.
(6)	Does not include the effect of expenses of underlying funds.
(7)	The portfolio turnover rate increased significantly during the period. This increase was attributable to cash flows into and out of the Fund, as well as tactical portfolio adjustments made. The basic characteristics of the Fund’s investment strategy did not change (unaudited).

See Notes which are an integral part of the Financial Statements.

60

Net Asset Value, End of Period	Total Return		Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(1)		Net Assets, at End of Period (000 Omitted)	Portfolio Turnover Rate

$11.50	15.00	%(3)	1.00	%(4)	4.35	%(4)	7.01	%(4)	$241	34	%(3)
$5.67	(49.00)%		1.00%		0.41%		3.59%		$270	44%
$7.64	34.74%		1.42%		0.75%		1.79%		$1,166	33%

$12.70	9.66%		1.00	%(6)	0.75%		1.00	%(6)	$6,847	44%
$14.57	19.61%		0.97	%(6)	1.08%		0.97	%(6)	$8,558	31%
$15.04	9.03%		0.98	%(6)	1.17%		0.98	%(6)	$10,538	49%
$7.85	(42.03)%		0.93	%(6)	1.09%		0.93	%(6)	$5,041	221	%(7)
$10.47	33.38%		1.01	%(6)	1.34%		1.02	%(6)	$6,473	229%

H U N T I N G T O N      F U N D S

61

Huntington Funds

Financial Highlights

(For a share outstanding throughout each period)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investment Transactions	Total Distributions
Huntington VA Situs Fund
2005	$11.97	(0.01)		2.07	2.06	— (2)	(0.08)	(0.08)
2006	$13.95	—	(2)	0.68	0.68	(0.01)	(0.18)	(0.19)
2007	$14.44	0.02		1.60	1.62	(0.05)	(0.86)	(0.91)
2008	$15.15	0.02		(6.18)	(6.16)	(0.03)	(0.22)	(0.25)
2009	$8.74	0.07		2.81	2.88	—	—	—
Huntington VA Mortgage Securities Fund
2005	$10.59	0.37	(3)	(0.24)	0.13	(0.07)	—	(0.07)
2006	$10.65	0.43	(3)	0.20	0.63	(0.14)	—	(0.14)
2007	$11.14	0.46	(3)	(0.04)	0.42	(0.24)	— (2)	(0.24)
2008	$11.32	0.51		(0.27)	0.24	(0.92)	(0.02)	(0.94)
2009	$10.62	0.32		0.26	0.58	—	—	—

(1)	If applicable, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(2)	Amount is less than $0.005.
(3)	Per share net investment income (loss) has been calculated using the average daily shares method.

See Notes which are an integral part of the Financial Statements.

62

Net Asset Value, End of Period	Total Return	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(1)	Net Assets, at End of Period (000 Omitted)	Portfolio Turnover Rate

$13.95	17.18%	0.99%	(0.19)%	1.05%	$8,003	10%
$14.44	4.84%	0.95%	0.01%	0.95%	$14,402	17%
$15.15	11.37%	0.94%	0.19%	0.94%	$19,246	29%
$8.74	(41.23)%	0.95%	0.18%	0.95%	$11,510	21%
$11.62	32.95%	1.01%	0.73%	1.01%	$17,035	10%

$10.65	1.25%	1.00%	3.53%	1.50%	$3,208	19%
$11.14	5.89%	0.99%	3.99%	1.15%	$7,132	36%
$11.32	3.93%	1.00%	4.09%	1.07%	$10,249	17%
$10.62	2.15%	1.00%	3.98%	1.04%	$8,990	23%
$11.20	5.46%	1.05%	3.40%	1.07%	$10,958	29%

H U N T I N G T O N      F U N D S

63

Huntington Funds

Notes to Financial Statements

December 31, 2009

(1)	Organization

The Huntington Funds (the “Trust”) was originally two separate Massachusetts business trusts: The Huntington Funds, established on February 10, 1987, and Huntington VA Funds, established on June 30, 1999 (together, the “Original Trusts”). On June 23, 2006, the Original Trusts were reorganized into a single Delaware statutory trust that retained the name of The Huntington Funds. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. At December 31, 2009, the Trust operated 36 separate series, or mutual funds, each with its own investment objective and strategy. The Funds’ prospectus provides a description of each Fund’s investment objectives, policies and strategies along with information on the classes of shares currently being offered. This report contains financial statements and financial highlights of the funds listed below (individually referred to as a “Fund,” or collectively as the “Funds"):

Huntington VA Balanced Fund (“VA Balanced Fund”)

Huntington VA Dividend Capture Fund (“VA Dividend Capture Fund”)

Huntington VA Growth Fund (“VA Growth Fund”)

Huntington VA Income Equity Fund (“VA Income Equity Fund”)

Huntington VA International Equity Fund (“VA International Equity Fund”)

Huntington VA Macro 100 Fund (“VA Macro 100 Fund”)

Huntington VA Mid Corp America Fund (“VA Mid Corp America Fund”)

Huntington VA New Economy Fund (“VA New Economy Fund”)

Huntington VA Real Strategies Fund (“VA Real Strategies Fund”)

Huntington VA Rotating Markets Fund (“VA Rotating Markets Fund”)

Huntington VA Situs Fund (“VA Situs Fund”)

Huntington VA Mortgage Securities Fund (“VA Mortgage Securities Fund”)

The assets of each Fund are segregated and a shareholder’s interest is limited to the Fund in which shares are held.

The Trust accounts for the assets, liabilities and operations of each Fund separately. Shares of the Funds are not offered directly to the public but, pursuant to an exemptive order granted by the Securities and Exchange Commission and procedures adopted by the Trust’s Board of Trustees (the “Trustees”), the Funds were sold during the year only to separate accounts of Hartford Life Insurance Company, Hartford Life and Annuity Insurance Company, Sun Life Assurance Company of Canada (U.S.) and Transamerica Life Insurance Company for use with their respective variable insurance contracts and policies.

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Trust may enter into contracts with vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects that risk of loss to be remote.

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.	Investment Valuations

The price at which the Funds will offer or redeem shares is the net asset value (“NAV”) per share next calculated after the order is considered received. The Trust calculates the NAV for each of the Funds by valuing securities held based on fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

In computing the NAV of the Funds, fair value is based on market valuations with respect to portfolio securities for which market quotations are readily available. Pursuant to Trustee-approved policies, the Trust relies on certain security pricing services to provide current market value of securities. Those security pricing services value equity securities (including foreign equity securities) traded on a securities exchange at the last reported sales price on the principal exchange. Equity securities quoted by NASDAQ are valued at the NASDAQ official closing price. If there is no reported sale on the principal exchange, and in the case

64

Huntington Funds

Notes to Financial Statements (continued)

December 31, 2009

of over-the-counter securities, equity securities are valued at a bid price estimated by the security pricing service. Option contracts are generally valued at the mean of the bid and asked price as reported on the highest volume exchange (in terms of the number of options contracts traded for that issue) on which such options are traded.

Debt securities traded on a national securities exchange or in the over-the-counter market are valued at the last reported sales price on the principal exchange, except that U.S. government obligations held by Mortgage Securities Fund are valued at the mean between the over-the-counter bid and asked prices furnished by the security pricing service. If there is no reported sale on the principal exchange, and for all other debt securities, debt securities are valued at a bid price estimated by the security pricing service. Foreign securities quoted in foreign currencies are translated in U.S. dollars at the foreign exchange rate in effect as of the close of the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern Time), on the day the value of the foreign security is determined. Short-term investments with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. Investments in other open-end investment companies are valued at the NAV.

Under certain circumstances, a good faith determination of the fair value of a security may be used instead of its current market value, even if the security’s market price is readily available. In such circumstances, the Trust’s Sub-Financial Administrator may request that the Trust’s Pricing Committee make its own fair value determination.

Securities for which market quotations are not readily available are valued at fair value under Trust procedures approved by the Trustees. In these cases, a Pricing Committee established and appointed by the Trustees determines in good faith, subject to Trust procedures, the fair value of portfolio securities held by a Fund (“good faith fair valuation”). When a good faith fair valuation of a security is required, consideration is generally given to a number of factors including, but not limited to the following: dealer quotes, published analyses by dealers or analysts regarding the security, transactions which provide implicit valuation of the security (such as a merger or tender offer transaction), the value of other securities or contracts which derive their value from the security at issue, and the implications of any other circumstances which have caused trading in the security to halt. With respect to certain narrow categories of securities, the procedures utilized by the Pricing Committee detail specific valuation methodologies to be applied in lieu of considering the aforementioned list of factors.

Fair valuation procedures are also used when a significant event affecting the value of a portfolio security is determined to have occurred between the time when the price of the portfolio security is determined and the close of trading on the NYSE, which is when each Fund’s NAV is computed. An event is considered significant if there is both an affirmative expectation that the security’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Significant events include significant securities market movements occurring between the time the price of the portfolio security is determined and the close of trading on the NYSE. For domestic fixed income securities, such events may occur where the cut-off time for the market information used by the independent pricing service is earlier than the end of regular trading on the NYSE. For securities normally priced at their last sale price in a foreign market, such events can occur between the close of trading in the foreign market and the close of trading on the NYSE.

In some cases, events affecting the issuer of a portfolio security may be considered significant events. Examples of potentially significant events include announcements concerning earnings, acquisitions, new products, management changes, litigation developments, a strike or natural disaster affecting the company’s operations or regulatory changes or market developments affecting the issuer’s industry occurring between the time when the price of the portfolio security is determined and the close of trading on the NYSE. For securities of foreign issuers, such events could also include political or other developments affecting the economy or markets in which the issuer conducts its operations or its securities are traded.

The Funds’ Trustees have authorized the use of an independent fair valuation service to monitor changes in a designated U.S. market index after foreign markets close, and to implement a fair valuation methodology to adjust the closing prices of foreign securities if the movement in the index is significant.

There can be no assurance that a Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV. In the case of good faith fair valued portfolio securities, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a portfolio security’s present value. Good faith fair valuations generally remain unchanged until new information becomes available. Consequently, changes in good faith fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations.

H U N T I N G T O N      F U N D S

65

Huntington Funds

Notes to Financial Statements (continued)

December 31, 2009

The valuation techniques described above maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Funds’ investments are summarized in the three broad levels listed below:

•Level 1	- quoted prices in active markets for identical assets.

•Level 2	- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

•Level 3	- significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

The following is a summary of the inputs used to value the Funds’ investments as of December 31, 2009, while the breakdown, by category, of common stocks is disclosed in the Portfolio of Investments for each Fund:

	LEVEL 1 - Quoted Prices		LEVEL 2 - Other Significant Observable Inputs			Total
Fund Name	Securities	Other Financial Investments*	Securities		Other Financial Investments*	Securities	Other Financial Investments*
VA Balanced Fund
Corporate Bonds	$—	$—	$99,998		$—	$99,998	$—
Mutual Funds	6,549,896	—	—		—	6,549,896	—
Cash Equivalents	47,374	—	—		—	47,374	—

Total	6,597,270	—	99,998		—	6,697,268	—
VA Dividend Capture Fund
Common Stocks	23,059,723	—	—		—	23,059,723	—
Preferred Stocks	8,600,364	—	369,375	(1)	—	8,969,739	—
Mutual Funds	480,270	—	—		—	480,270	—
Cash Equivalents	850,721	—	—		—	850,721	—

Total	32,991,078	—	369,375		—	33,360,453	—
VA Growth Fund
Common Stocks	13,541,269	—	—		—	13,541,269	—
Cash Equivalents	1,818,207	—	—		—	1,818,207	—
Purchased Options	20,033	—	—		—	20,033	—
Written Options	—	83,090	—		—	—	83,090

Total	15,379,509	83,090	—		—	15,379,509	83,090
VA Income Equity Fund
Common Stocks	19,903,309	—	—		—	19,903,309	—
Preferred Stocks	440,461	—	—		—	440,461	—
Cash Equivalents	354,364	—	—		—	354,364	—
Written Options	—	14,000	—		—	—	14,000

Total	20,698,134	14,000	—		—	20,698,134	14,000
VA International Equity Fund
Common Stocks	14,590,859	—	—		—	14,590,859	—
Mutual Funds	831,095	—	—		—	831,095	—
Cash Equivalents	896,597	—	—		—	896,597	—

Total	16,318,551	—	—		—	16,318,551	—
VA Macro 100 Fund
Common Stocks	5,326,047	—	—		—	5,326,047	—
Cash Equivalents	261,103	—	—		—	261,103	—

Total	5,587,150	—	—		—	5,587,150	—
VA Mid Corp America Fund
Common Stocks	17,753,767	—	—		—	17,753,767	—
Cash Equivalents	866,180	—	—		—	866,180	—

Total	18,619,947	—	—		—	18,619,947	—
VA New Economy Fund
Common Stocks	10,224,991	—	—		—	10,224,991	—
Cash Equivalents	1,261,950	—	—		—	1,261,950	—
Written Options	—	18,783	—		—	—	18,783

Total	11,486,941	18,783	—		—	11,486,941	18,783

66

Huntington Funds

Notes to Financial Statements (continued)

December 31, 2009

	LEVEL 1 - Quoted Prices		LEVEL 2 - Other Significant Observable Inputs		Total
Fund Name	Securities	Other Financial Investments*	Securities	Other Financial Investments*	Securities	Other Financial Investments*
VA Real Strategies Fund
Common Stocks	$708,722	$—	$—	$—	$708,722	$—
Corporate Bonds	—	—	109,997	—	109,997	—
Mutual Funds	103,240	—	—	—	103,240	—
Cash Equivalents	229,580	—	—	—	229,580	—
Written Options	—	6,905	—	—	—	6,905

Total	1,041,542	6,905	109,997	—	1,151,539	6,905
VA Rotating Markets Fund
Mutual Funds	6,081,480	—	—	—	6,081,480	—
Cash Equivalents	389,619	—	—	—	389,619	—

Total	6,471,099	—	—	—	6,471,099	—
VA Situs Fund
Common Stocks	15,169,128	—	—	—	15,169,128	—
Mutual Funds	147,945	—	—	—	147,945	—
Cash Equivalents	1,709,035	—	—	—	1,709,035	—

Total	17,026,108	—	—	—	17,026,108	—
VA Mortgage Securities Fund
Common Stocks	551,980	—	—	—	551,980	—
U.S. Government Mortgage Backed Agencies	—	—	6,415,391	—	6,415,391	—
Collateralized Mortgage Obligations	—	—	2,377,000	—	2,377,000	—
U.S. Government Agencies	—	—	990,840	—	990,840	—
Preferred Stocks	20,400	—	—	—	20,400	—
Cash Equivalents	551,476	—	—	—	551,476	—

Total	1,123,856	—	9,783,231	—	10,907,087	—

*	Other financial investments are derivative instruments not reflected on the Portfolio of Investments, such as written options contracts.
(1)	Consists of Allianz SE, 8.375% listed under Financials.

B.	Repurchase Agreements

The Funds may enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by Huntington Asset Advisors, Inc., a subsidiary of The Huntington National Bank, to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Trustees. It is the policy of the Funds to require the custodian bank to take possession of, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank’s vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Funds to monitor, on a daily basis, the market value of each repurchase agreement’s collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

C.	When-Issued and Delayed Transactions

The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

D.	Foreign Currency Translation

The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange each business day to determine the value of investments, and other assets and liabilities. Purchases and sales of foreign securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuation arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currency transactions.

H U N T I N G T O N      F U N D S

67

Huntington Funds

Notes to Financial Statements (continued)

December 31, 2009

E.	Derivative Instruments

Certain of the Funds may be subject to equity price risk and foreign currency exchange risk in the normal course of pursuing their investment objectives. Certain of the Funds may invest in various financial instruments including positions in foreign currency contracts and written option contracts to gain exposure to or hedge against changes in the value of equities or foreign currencies. The following is a description of the derivative instruments utilized by the Funds, including the primary underlying risk exposure related to each instrument type.

Foreign Exchange Contracts—VA International Equity Fund, VA Real Strategies Fund and VA Situs Fund may enter into forward foreign exchange contracts. A forward foreign exchange contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. Such contracts are used to sell unwanted currency exposure that comes with holding securities in a market, or to buy currency exposure where the exposure from holding securities is insufficient to provide the desired currency exposure. The contracts are marked-to-market daily and the change in market value is recorded as unrealized appreciation or depreciation. When a forward foreign currency contract is closed, a Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. These unrealized and realized gains and losses are reported on the Statement of Operations. The Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in exchange rates. At December 31, 2009, VA International Equity Fund, VA Real Strategies Fund and VA Situs Fund did not have any foreign currency commitments outstanding.

Written Options Contracts—Certain of the Funds may write options contracts for which premiums received are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are either exercised or closed are offset against the proceeds received or amount paid on the transaction to determine realized gains or losses. Investing in written options contracts exposes a Fund to equity price risk.

The following is a summary of VA Growth Fund’s written option activity for the year ended December 31, 2009:

Contracts	Number of Contracts	Premium
Outstanding at 12/31/2008	—	$—
Options written	1,028	108,680
Options expired	(95)	(9,306)
Options closed	(457)	(43,718)
Options exercised	(110)	(9,809)

Outstanding at 12/31/2009	366	$45,847

At December 31, 2009, VA Growth Fund had the following outstanding options:

WRITTEN OPTION CONTRACTS

Contract	Type	Expiration Date	Exercise Price	Number of Contracts	Fair Value	Unrealized Appreciation (Depreciation)
Alpha Natural Resources, Inc.	Call	March 2010	$45	20	$6,150	$(1,029)
Apple, Inc.	Call	January 2010	210	9	5,130	(3,105)
Cameron International Corp.	Call	February 2010	42.5	11	2,062	(534)
Chevron Corp.	Call	March 2010	80	8	1,076	347
Companhia De Bebidas das Americas	Call	February 2010	105	3	803	(363)
Cummins, Inc.	Call	January 2010	50	14	210	1,848
Danaher Corp.	Call	January 2010	75	11	1,403	(548)
EnCana Corp.	Call	January 2010	60	13	520	560
Expedia, Inc.	Call	April 2010	30	16	1,040	455
Fluor Corp.	Call	January 2010	45	10	1,200	120
Freeport-McMoran Copper & Gold, Inc.	Call	February 2010	90	8	1,132	(117)
Google, Inc.	Call	February 2010	660	2	1,830	(875)
Halliburton Co.	Call	April 2010	33	14	1,498	294
National Oilwell Varco, Inc.	Call	February 2010	50	9	495	290
Netflix, Inc.	Call	February 2010	60	13	2,437	(657)

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December 31, 2009

Contract	Type	Expiration Date	Exercise Price	Number of Contracts	Fair Value	Unrealized Appreciation (Depreciation)
Noble Energy, Inc.	Call	February 2010	$75	5	$788	$(188)
Nvidia Corp.	Call	January 2010	14	84	39,060	(31,485)
Peabody Energy Corp.	Call	March 2010	55	22	1,320	1,144
Petroleo Brasileiro SA	Call	February 2010	50	18	2,682	(961)
POSCO	Call	February 2010	140	6	1,860	(715)
Priceline.com	Call	February 2010	260	4	1,110	109
Research in Motion Ltd.	Call	March 2010	80	14	1,708	784
Salesforce.com, Inc.	Call	February 2010	75	12	4,200	(2,856)
Tenaris SA	Call	March 2010	45	8	1,600	(545)
Vale SA	Call	March 2010	34	32	1,776	784

NET UNREALIZED DEPRECIATION ON WRITTEN OPTION CONTRACTS						$(37,243)

The following is a summary of VA Income Equity Fund's written option activity for the year ended December 31, 2009:

Contracts	Number of Contracts	Premium
Outstanding at 12/31/2008	—	$—
Options written	1,312	173,805
Options expired	(100)	(11,207)
Options closed	(232)	(30,379)
Options exercised	(850)	(116,188)

Outstanding at 12/31/2009	130	$16,031

At December 31, 2009, VA Income Equity Fund had the following outstanding options.

WRITTEN OPTION CONTRACTS

Contract	Type	Expiration Date	Exercise Price	Number of Contracts	Fair Value	Unrealized Appreciation (Depreciation)
PPG Industries, Inc.	Call	January 2010	$55	30	$11,250	$(7,290)
Tyco Electronics Ltd.	Call	January 2010	25	100	2,750	9,321

NET UNREALIZED APPRECIATION ON WRITTEN OPTION CONTRACTS						$2,031

The following is a summary of VA New Ecomony Fund's written option activity for the year ended December 31, 2009:

Contracts	Number of Contracts	Premium
Outstanding at 12/31/2008	13	$5,861
Options written	895	245,401
Options expired	(42)	(14,546)
Options closed	(529)	(141,437)
Options exercised	(263)	(75,932)

Outstanding at 12/31/2009	74	$19,347

At December 31, 2009, VA New Economy Fund had the following outstanding options:

WRITTEN OPTION CONTRACTS

Contract	Type	Expiration Date	Exercise Price	Number of Contracts	Fair Value	Unrealized Appreciation (Depreciation)
CONSOL Energy, Inc.	Call	January 2010	$46	21	$8,820	$(1,533)
Life Technologies Corp.	Call	January 2010	50	32	8,160	(736)
Netflix, Inc.	Call	January 2010	60	10	400	1,570
Valmont Industries, Inc.	Call	January 2010	80	11	1,403	1,263

NET UNREALIZED APPRECIATION ON WRITTEN OPTION CONTRACTS						$564

H U N T I N G T O N      F U N D S

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Notes to Financial Statements (continued)

December 31, 2009

The following is a summary of VA Real Strategies Fund's written option activity for the year ended December 31, 2009:

Contracts	Number of Contracts	Premium
Outstanding at 12/31/2008	—	$—
Options written	63	7,395
Options expired	(9)	(460)
Options closed	(1)	(60)
Options exercised	(3)	(460)

Outstanding at 12/31/2009	50	$6,415

At December 31, 2009, VA Real Strategies Fund had the following outstanding options:

WRITTEN OPTION CONTRACTS

Contract	Type	Expiration Date	Exercise Price	Number of Contracts	Fair Value	Unrealized Appreciation (Depreciation)
Joy Global, Inc.	Put	February 2010	$50	8	$2,060	$(285)
Marathon Oil Corp.	Put	January 2010	32	10	1,050	(80)
Parker Hannifin Corp.	Put	January 2010	55	7	1,207	(182)
Suntech Power Holdings Co. Ltd.	Put	February 2010	16	20	2,300	40
UltraShort 20+ Treasury ProShares	Call	January 2010	51	5	288	17

NET UNREALIZED DEPRECIATION ON WRITTEN OPTION CONTRACTS						$(490)

The following tables provide a summary of the fair value of derivative instruments, not accounted for as hedging instruments, as of December 31, 2009, and the effect of derivative instruments on the Statements of Operations for the year ended December 31, 2009.

The fair value of Derivative Instruments as of December 31, 2009 is as follows:

	Asset Derivatives	Liability Derivatives
Primary Risk Exposure	Statements of Assets and Liabilities Location	Statements of Assets and Liabilities Location	Fund	Fair Value
Equity Contracts		Options Written, at value	VA Growth Fund	$83,090
			VA Income Equity Fund	14,000
			VA New Economy Fund	18,783
			VA Real Strategies Fund	6,905
	Investments, at value		VA Growth Fund	20,033

The effect of Derivative Instruments on the Statements of Operations for the year ended December 31, 2009 is as follows:

Primary Risk Exposure	Location of Gain (Loss) on Derivatives Recognized in Income	Fund	Realized Gain (Loss) on Derivatives Recognized in Income		Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income
Equity Contracts	Net Realized gain (loss) on option transactions/net change in unrealized appreciation/depreciation of investments and options	VA Growth Fund VA Income Equity Fund VA New Economy Fund VA Real Strategies Fund	$29,902 (15,024 (20,406 305	) )	$37,243 2,031 (1,027 (490	) )

Derivative positions during the period and at period end are reflected for each Fund in the tables presented above. The volume of these positions relative to each Fund’s net assets at the close of the reporting period is generally higher than the volume of such positions at the beginning of the reporting period. The Funds value derivative instruments at fair value and recognize changes in fair value currently in the results on operations.

F.	Securities Lending

To generate additional income, the Funds may lend a certain percentage of their total assets, to the extent permitted by the 1940 Act or the rules or regulations thereunder, on a short-term basis to certain brokers, dealers or other financial institutions. In determining whether to lend to a particular broker, dealer or financial institution, the Advisor will consider all relevant facts and

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December 31, 2009

circumstances, including the size, creditworthiness and reputation of the borrower. Any loans made will be continuously secured by collateral in cash at least equal to 100% of the value of the securities on loan for the Funds based on the prior day’s closing price. The Funds receive payments from borrowers equivalent to the dividends and interest that would have been earned on securities on loan. In addition, the Funds retain all or a portion of the interest received on investment of collateral or receive a fee from the borrower. Collateral is marked-to-market daily. One of the risks in lending portfolio securities, as with other extensions of credit, is the possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Although the loan is fully collateralized, if a borrower defaults, a Fund could lose money. There is also the risk that, when lending portfolio securities, the securities may not be available to a Fund on a timely basis and a Fund may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action. Loans are subject to termination by the Funds or the borrower at any time and, therefore, are not considered to be illiquid investments. PFPC Trust Company (“PFPC”) served as the sub-custodian for the securities lending program through October 12, 2009. PFPC retained a portion of the earnings from the investment and reinvestment of cash collateral and a portion of any loan fees paid by borrowers with respect to securities loans.

As of December 31, 2009, the Funds were not participating in a securities lending program.

G.	Security Transactions and Related Income

During the period, investment transactions are accounted for no later than the first calculation of the NAV on the business day following the trade date. For financial reporting purposes, however, security transactions are accounted for on trade date on the last business day of the reporting period. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Securities gains and losses are calculated on the identified cost basis. Interest income and expenses are accrued daily. Dividends, less foreign tax withholding (if any), are recorded on the ex-dividend date.

H.	Dividends and Distributions to Shareholders

Dividends from net investment income, if any, are declared and paid annually for the Funds. Net realized capital gains, if any, are distributed at least annually. The amount of dividends from net investment income and net realized gains are determined in accordance with the federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g. foreign currency gain/loss, paydowns, distributions and income received from pass through investments), such amounts are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. Temporary differences are primarily due to market discounts, capital loss carryforwards and losses deferred due to wash sales.

Certain of the Funds may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Distributions received from investments in REITs in excess of income from underlying investments are recorded as realized gain and/or as a reduction to the cost of the individual REIT.

I.	Expenses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionally among various Funds or all Funds within the Trust in relation to the net assets of each Fund or on another reasonable basis.

J.	Federal Income Taxes

It is the policy of each Fund to qualify or continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes. In addition to complying with the federal tax requirements applicable to regulated investment companies, the Funds also plan to comply with certain diversification standards applicable to underlying assets of variable annuity contracts in order to avoid taxation on the variable contract owners with respect to earnings allocable to the contract from investments in the Funds.

Withholding taxes on foreign interest, dividends and capital gains with respect to VA International Equity Fund, VA Real Strategies Fund and VA Situs Fund have been provided for in accordance with each applicable country’s tax rules and rates.

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Notes to Financial Statements (continued)

December 31, 2009

As of December 31, 2009, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for each Fund was as follows:

Fund	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
VA Balanced Fund	$6,375,388	$324,778	$(2,898)	$321,880
VA Dividend Capture Fund	32,165,620	2,567,242	(1,372,409)	1,194,833
VA Growth Fund	13,341,877	2,300,854	(263,222)	2,037,632
VA Income Equity Fund	19,062,797	2,306,861	(671,524)	1,635,337
VA International Equity Fund	15,353,582	2,011,341	(1,046,373)	964,968
VA Macro 100 Fund	5,952,877	515,533	(881,260)	(365,727)
VA Mid Corp America Fund	13,897,350	5,620,104	(897,507)	4,722,597
VA New Economy Fund	11,361,445	949,232	(823,736)	125,496
VA Real Strategies Fund	1,106,670	102,853	(57,984)	44,869
VA Rotating Markets Fund	5,754,211	720,120	(3,232)	716,888
VA Situs Fund	17,698,657	2,910,124	(3,582,673)	(672,549)
VA Mortgage Securities Fund	10,722,395	327,476	(142,784)	184,692

*	The differences between the book-basis unrealized appreciation/(depreciation) are attributable primarily to: tax deferral of losses on wash sales, the differences between book and tax amortization methods for premium and market discount, differences related to partnership investments, the realization for tax purposes of unrealized gains/losses on investments in passive foreign investment companies and the return of capital adjustments from real estate investment trusts.

The tax character of distributions paid during the fiscal year ended December 31, 2009 was as follows:

	Distributions Paid From*		Total Taxable Distributions
Fund	Ordinary Income	Net Long Term Capital Gains
VA Balanced Fund	$3,995	$—	$3,995
VA International Equity Fund	6,126	—	6,126

**	The tax character of distributions paid may differ from the character of distributions shown on the statements of changes in net assets due to short-term capital gains being treated as ordinary income for tax purposes.

The tax character of distributions paid during the fiscal year ended December 31, 2008 was as follows:

	Distributions Paid From*
Fund	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Return of Capital	Total Distributions Paid
VA Balanced Fund	$175	$—	$175	$—	$175
VA Dividend Capture Fund	5,806,590	739,013	6,545,603	227,011	6,772,614
VA Growth Fund	202,055	1,745,610	1,947,665	415	1,948,080
VA Income Equity Fund	1,774,455	1,721,178	3,495,633	40,886	3,536,519
VA International Equity Fund	450,890	247,446	698,336	—	698,336
VA Macro 100 Fund	105,748	—	105,748	402	106,150
VA Mid Corp America Fund	350,372	1,113,739	1,464,111	5,072	1,469,183
VA New Economy Fund	130,642	1,964,837	2,095,479	14,925	2,110,404
VA Real Strategies Fund	9,169	—	9,169	924	10,093
VA Rotating Markets Fund	239,572	643,084	882,656	3	882,659
VA Situs Fund	26,877	289,365	316,242	11,503	327,745
VA Mortgage Securities Fund	795,407	4,736	800,143	8,946	809,089

**	The tax character of distributions paid may differ from the character of distributions shown on the statements of changes in net assets due to short-term capital gains being treated as ordinary income for tax purposes.

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Notes to Financial Statements (continued)

December 31, 2009

As of December 31, 2009, the components of accumulated earnings (deficit) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Deficit)
VA Balanced Fund	$21,244	$21,244	$(11,053)	$321,880	$332,071
VA Dividend Capture Fund	1,391,042	1,391,042	(15,284,981)	1,194,833	(12,699,106)
VA Growth Fund	24,485	24,485	(4,214,242)	2,000,389	(2,189,368)
VA Income Equity Fund	573,536	573,536	(8,011,485)	1,637,368	(5,800,581)
VA International Equity Fund	244,844	244,844	(2,269,270)	964,931	(1,059,495)
VA Macro 100 Fund	50,144	50,144	(2,332,556)	(365,727)	(2,648,139)
VA Mid Corp America Fund	123,643	123,643	(1,813,161)	4,722,597	3,033,079
VA New Economy Fund	11,498	11,498	(3,985,569)	126,060	(3,848,011)
VA Real Strategies Fund	6,506	6,506	(70,384)	44,379	(19,499)
VA Rotating Markets Fund	73,676	73,676	(1,373,635)	716,888	(583,071)
VA Situs Fund	91,867	91,867	(2,062,562)	(672,549)	(2,643,244)
VA Mortgage Securities Fund	316,096	316,096	(192,438)	184,692	308,350

*	The differences between the book-basis unrealized appreciation/(depreciation) are attributable primarily to: tax deferral of losses on wash sales, the differences between book and tax amortization methods for premium and market discount, and the return of capital adjustments from real estate investment trusts.

As of December 31, 2009, the following Funds had net capital loss carryforwards that expire in the noted fiscal years, to offset future net capital gains, if any, to the extent provided by Treasury regulations:

Fund	2016	2017	Total
VA Balanced Fund	$800	$8,765	$9,565
VA Dividend Capture Fund	4,101,313	10,406,107	14,507,420
VA Growth Fund	2,158,802	2,008,824	4,167,626
VA Income Equity Fund	2,774,215	4,888,207	7,662,422
VA International Equity Fund	226,000	1,984,700	2,210,700
VA Macro 100 Fund	1,759,976	437,242	2,197,218
VA Mid Corp America Fund	438,892	1,348,935	1,787,827
VA New Economy Fund	100,890	3,701,173	3,802,063
VA Real Strategies Fund	23,927	46,457	70,384
VA Rotating Markets Fund	335,513	1,038,122	1,373,635
VA Situs Fund	157,155	1,864,253	2,021,408
VA Mortgage Securities Fund	100,360	92,078	192,438

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended December 31, 2009, the Funds deferred post-October capital losses and post-October currency losses as follows:

Fund	Post-October Capital Losses	Post-October Currency Losses
VA Balanced Fund	$1,488	$—
VA Dividend Capture Fund	777,561	—
VA Growth Fund	46,616	—
VA Income Equity Fund	349,063	—
VA International Equity Fund	49,281	9,289
VA Macro 100 Fund	135,338	—
VA Mid Corp America Fund	25,334	—
VA New Economy Fund	183,506	—
VA Situs Fund	41,154	—

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then). Management believes there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

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December 31, 2009

K.	Subsequent Events

Management of the Funds has evaluated the need for disclosures and/or adjustments resulting from subsequent events through February 12, 2010, which is the date these financial statements were issued. Based on this evaluation, the Funds report the following:

On January 29, 2010, a Special Meeting of shareholders of The Huntington Funds was held to elect three (3) trustees to hold office for an indefinite period:

	For	Against	Abstained
Alistair Jessiman	1,260,958,475	—	914,807
B. Randolph Bateman	1,260,953,680	—	919,602
William H. Zimmer III	1,260,947,836	—	925,446

(3)	Investment Advisory Fee and Other Transactions with Affiliates

Investment Advisory Fee—Huntington Asset Advisors, Inc. (the “Adviser”), a subsidiary of The Huntington National Bank (“Huntington”), serves as the Funds’ investment adviser. The Adviser receives a fee for its services, computed daily and paid monthly, at an annual rate of 0.60% of the average daily net assets of each Fund, except for VA Balanced Fund, for which the Adviser receives a fee, computed daily and paid monthly, at an annual rate of 0.10% of the average daily net assets of the VA Balanced Fund.

The Adviser has agreed to contractually waive all or a portion of its investment advisory fee for VA Balanced Fund (based on average daily net assets) to which it is otherwise entitled and/or to reimburse certain operating expenses of VA Balanced Fund in order to limit the total direct net annual operating expenses to not more than 0.10% of the average daily net assets of VA Balanced Fund through April 30, 2010. Prior to May 1, 2009, the Adviser had contractually agreed to waive all or a portion of its investment advisory fee (based on average daily net assets) to which it is otherwise entitled from the Funds and/or to reimburse certain operating expenses of each Fund in order to limit the total operating expenses for each Fund to not more than 1.00% (except VA Balanced Fund) of each Fund’s average daily net assets. Huntington and the Adviser may also pay out of their reasonable profits and other resources (including those of their affiliates) advertising, marketing, and other expenses for the benefit of the Funds.

Consulting Fee—Laffer Investments, Inc. acts as a consultant (the “Consultant”) to the Adviser for VA Macro 100 Fund. The Adviser pays the Consultant a fee for its services. Neither the Trust nor VA Macro 100 Fund is liable for payment of this fee.

Administrative and Financial Administration Fees—Huntington is the Administrator to the Trust, and Unified Fund Services, Inc. (“Unified”), a subsidiary of Huntington, is the Sub-Administrator. Prior to April 1, 2009, Federated Services Co. was Sub-Administrator to the Trust under an agreement with Huntington. As Administrator, Huntington provides the Funds with certain administrative services. As Sub-Administrator, Unified provides the Funds with certain administrative personnel, and generally assists with the provision of administrative services necessary to operate the Funds. The Administrator pays the Sub-Administrator a fee for the services it provides to the Trust. Under the Administrative Services Agreement, Huntington also provides portfolio accounting services to the Funds. Huntington has sub-contracted certain fund accounting services to Citi Fund Services Ohio, Inc. (“Citi” or “Sub-Financial Administrator”). Citi is paid directly by Huntington, not the Funds, for these services. The fees paid for administrative, sub-administrative, financial administrative and sub-financial administrative services are based on the level of average net assets of each Fund for the period, subject to minimum fees in certain circumstances.

Huntington provides administrative and financial administration and accounting services at the following annual rate on a tiered basis:

Maximum Administrative Fee	Average Daily Net Assets of the Trust
0.1822%	On the first $4 billion
0.1650%	On the next $2 billion
0.1575%	On the next $2 billion
0.1450%	On assets in excess of $8 billion

There is no minimum annual fee per fund or class of shares.

Prior to April 1, 2009, Huntington received the following fees at an annual rate on a tiered basis:

Maximum Administrative Fee	Average Daily Net Assets of the Trust
0.1835%	On the first $4 billion
0.1650%	On the next $2 billion
0.1575%	On the next $2 billion
0.1450%	On assets in excess of $8 billion

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December 31, 2009

Transfer and Dividend Disbursing Agent Fees and Expenses—Unified is the transfer and dividend disbursing agent for the Funds. For its services, Unified receives a yearly fixed amount per shareholder account, subject to a yearly minimum of $6,000 for each of the Funds. Unified is also entitled to receive additional amounts that may be activity or time-based charges, plus reimbursement for out-of-pocket expenses.

Custodian Fees—Huntington serves as custodian for each of the Funds. Brown Brothers Harriman serves as sub-custodian for VA International Equity Fund’s, VA Real Strategies Fund’s and VA Situs Fund’s foreign assets. Prior to May 26, 2009, State Street Bank and Trust Company served as VA International Equity Fund’s custodian for both foreign and domestic assets and the Bank of New York Mellon served as sub-custodian of VA Real Strategies Fund’s and VA Situs Fund’s foreign assets and received fees for these services. Huntington and Brown Brothers Harriman receive fees based on the level of a Fund’s average daily net assets for the period, plus out-of-pocket expenses.

Compliance Services—The Trust has contracted with Huntington to provide a Chief Compliance Officer to the Trust, for which it pays Huntington $125,000 annually.

General—Certain officers of the Trust are Officers and/or Directors or Trustees of the above companies.

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Funds may invest in a certain affiliated money market fund which is managed by the Advisor. Income distributions earned from investments in this fund are recorded as income from affiliates in the accompanying financial statements. A summary of each Fund’s investment in such affiliated money market fund (Huntington Money Market Fund) is set forth below:

Fund	12/31/08 Market Value	Purchases	Sales	12/31/09 Market Value	Income
VA Dividend Capture Fund	$528,197	$7,331,470	$(7,008,946)	$850,721	$79
VA Growth Fund	380,376	3,230,038	(1,792,207)	1,818,207	157
VA Income Equity Fund	357,593	5,351,838	(5,355,067)	354,364	113
VA International Equity Fund	—	4,262,436	(3,365,839)	896,597	47
VA Macro 100 Fund	38,903	814,726	(592,526)	261,103	24
VA Mid Corp America Fund	952,602	4,593,875	(4,680,297)	866,180	288
VA New Economy Fund	1,356,465	6,636,580	(6,731,095)	1,261,950	425
VA Real Strategies Fund	38,212	460,564	(269,196)	229,580	16
VA Rotating Markets Fund	330,812	2,313,539	(2,254,732)	389,619	127
VA Situs Fund	181,223	2,925,349	(1,397,537)	1,709,035	128
VA Mortgage Securities Fund	484,594	5,370,544	(5,303,662)	551,476	169

Additionally, VA Balanced Fund invests in other funds within the Trust. A summary of the VA Balanced Fund’s investments in these affiliated funds is set forth below:

VA Balanced Fund	12/31/08 Market Value	Purchases	Sales	12/31/09 Market Value	Income
Huntington Money Market Fund	$4,401	$2,859,526	$(2,816,553)	$47,374	$15
Huntington Fixed Income Securities Fund	69,010	2,210,035	(155,918)	2,115,777	23,012
VA Dividend Capture Fund	9,755	249,825	(15,669)	267,237	—
VA Growth Fund	40,406	1,131,664	(45,975)	1,200,674	—
VA Income Equity Fund	28,053	732,811	(33,023)	798,198	—
VA International Equity Fund	22,582	629,494	(37,099)	668,221	40
VA Macro 100 Fund	11,478	310,394	(17,651)	332,562	—
VA Mid Corp America Fund	9,069	248,358	(16,497)	265,754	—
VA New Economy Fund	10,134	284,874	(17,639)	299,676	—
VA Situs Fund	5,654	158,292	(12,626)	165,752	—
VA Mortgage Securities Fund	15,039	439,699	(23,350)	436,045	—

(4)	VA Balanced Fund, VA Real Strategies Fund and VA Rotating Markets Fund Structure

The VA Balanced Fund, VA Real Strategies Fund and VA Rotating Markets Fund (“Investing Funds”), in accordance with their prospectuses, seek to achieve their investment objectives by investing in other investment companies (“Underlying Funds”) with similar investment objectives. As a result, investors in the Investing Funds incur expenses of both the Investing Funds and Underlying Funds, including transaction costs related to the purchases and sales of Underlying Fund shares.

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December 31, 2009

(5)	Investment Transactions

Purchases and sales of investments, excluding short-term securities, for the fiscal year ended December 31, 2009, were as follows:

Fund	Purchases	Sales
VA Balanced Fund	$6,399,288	$375,446
VA Dividend Capture Fund	26,904,400	28,545,471
VA Growth Fund	14,251,276	15,003,508
VA Income Equity Fund	16,631,199	17,092,583
VA International Equity Fund	6,319,758	3,330,540
VA Macro 100 Fund	439,362	444,527
VA Mid Corp America Fund	3,603,796	19,693,452
VA New Economy Fund	10,531,084	10,401,884
VA Real Strategies Fund	554,834	151,411
VA Rotating Markets Fund	11,488,439	11,625,155
VA Situs Fund	1,294,689	1,207,822
VA Mortgage Securities Fund	4,222,398	2,464,068

Purchases and sales of long-term U.S. government securities for the fiscal year ended December 31, 2009 were as follows:

Fund	Purchases	Sales
VA Mortgage Securities Fund	$3,705,221	$2,204,950

(6)	Other Tax Information (unaudited)

For the year ended December 31, 2009, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2009 Form 1099-DIV.

For the taxable year ended December 31, 2009, there were no ordinary income dividends paid by the Funds that would qualify for the dividends received deduction available to corporations. The Funds also did not designate any long term capital gain distributions.

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Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

The Huntington Funds:

We have audited the accompanying statements of assets and liabilities of the Huntington VA Balanced Fund, Huntington VA Dividend Capture Fund, Huntington VA Growth Fund, Huntington VA Income Equity Fund, Huntington VA International Equity Fund, Huntington VA Macro 100 Fund, Huntington VA Mid Corp America Fund, Huntington VA New Economy Fund, Huntington VA Real Strategies Fund, Huntington VA Rotating Markets Fund, Huntington VA Situs Fund, and Huntington VA Mortgage Securities Fund (twelve of the portfolios constituting The Huntington Funds, collectively referred to as the “Funds”), including the portfolios of investments, as of December 31, 2009, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of The Huntington Funds identified above at December 31, 2009, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Columbus, Ohio

February 16, 2010

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Board of Trustees and Trust Officers (Unaudited)

The following tables give information about Independent Trustees (Trustees who are not “interested persons” of the Trust, as defined in the 1940 Act), Interested Trustees (Trustees who are “interested persons” of the Trust, as defined in the 1940 Act) and the senior officers of the Trust. Each Trustee oversees all portfolios of the Trust and serves for an indefinite term (subject to mandatory retirement provisions). Unless otherwise noted, the business address of each person listed below is 2960 North Meridian Street, Suite 300, Attention: Huntington Trust Officer, Indianapolis, IN. Unless otherwise noted, each officer is elected annually. The Huntington Funds consists of 36 portfolios. Each Trustee serves as Trustee for all portfolios of The Huntington Funds. The Funds’ Statement of Additional Information includes additional information about The Huntington Funds’ Trustees and is available, without charge and upon request, by calling 1-800-253-0412.

INTERESTED TRUSTEES’ BACKGROUND

Name Age Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
B. Randolph Bateman* Age: 60 PRESIDENT AND TRUSTEE Began Serving: February 2008

Principal Occupations: President and Chief Investment Officer, Huntington Asset Advisors, Inc. (February 2001 to present); Chief Investment Officer, The Huntington National Bank (October 2000 to present).

Previous Positions: Senior Vice President, Star Bank (June 1988 to October 2000).

Other Directorships Held: None.

Thomas J. Westerfield** Age: 54 TRUSTEE Began serving: January 2001	Principal Occupation: Since August 2005, of Counsel, Dinsmore & Shohl LLP (law firm). Previous Position: From 1993 to 2005, of Counsel, Cors & Bassett LLC (law firm). Other Directorships Held: None.

*	B. Randolph Bateman has been deemed an Interested Trustee due to the positions he holds with The Huntington National Bank and its subsidiaries.

** Thomas J. Westerfield has been deemed an Interested Trustee due to the position he holds with Dinsmore & Shohl LLP, which may be retained to provide legal services to Huntington.

INDEPENDENT TRUSTEES’ BACKGROUND

Name Age Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
David S. Schoedinger* Age: 67 CHAIRMAN OF THE BOARD AND TRUSTEE Began serving: June 1999

Principal Occupation: Since 1965, Chairman of the Board and Funeral Director, Schoedinger Funeral Service. Since 1987, CEO, Schoedinger Financial Services, Inc.

Previous Position: From 1992 to 1993, President, Board of Directors of National Selected Morticians (national trade association for morticians).

Other Directorships Held: None

Alistair Jessiman Age: 52 TRUSTEE Began serving: January 2010

Principal Occupations: Managing Director, Novantas LLC (September 2005 to present) (specialist research and advisory firm); President/Founder, Wallace & Mackenzie, Inc. (January 2001 to September 2005) (management consulting firm).

Previous Positions: Managing Director or Vice President of various departments, J. P. Morgan (1979 to 2001).

Other Directorships Held: Board Member, The Alger Funds; Board Member, National Foundation for Teaching Entrepreneurship.

Tadd C. Seitz Age: 68 TRUSTEE Began serving: July 2006

Principal Occupation: Retired

Previous Positions: Chairman and Chief Executive Officer, the Scotts Company (June 1983 - March 1995); Interim Chief Executive Officer (February 1996 - July 1996).

Other Directorships Held: None

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Board of Trustees and Trust Officers (continued)

Name Age Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Mark D. Shary Age: 49 TRUSTEE Began serving: July 2006

Principal Occupations: Private investor (2007 - present).

Previous Position: President, Bostech Corporation (2000 - 2002); Chief Executive Officer and President, BestTransport.com, Inc. (2003 to 2007).

Other Directorships Held: None

William H. Zimmer, III Age: 56 TRUSTEE Began Serving: December 2006

Principal Occupation: Independent Consultant (February 2009 to present).

Previous Positions: Assistant Treasurer, Dana Corp. (September 2006 to February 2009) (manufacturing); Vice President and Manager, Global Treasury Management, National City Bank (January 2004 to January 2006); Vice President, Treasury Management Operations, Provident Bank (June 2003 to January 2004); Financial Consultant (April 2001 to June 2003).

Other Directorships Held: None

*	David S. Schoedinger became Chairman of the Funds on April 30, 2003.

Officers

Name Age Positions Held with Trust Address Date Service Began	Principal Occupation(s) and Previous Positions
R. Jeffrey Young Age: 45 CHIEF EXECUTIVE OFFICER Began Serving: February 2010

Principal Occupations: Senior Vice President, Unified (January 2010 to present); Managing Director, Chief Operating Officer, WealthStone (2007 to present); Senior Vice President, Operations, BISYS Fund Services (2006 to 2007); and Senior Vice President/Vice President, Client Services, BISYS Fund Services (1994 to 2006).

Previous Positions: Vice President, Shareholder Services, BISYS Fund Services (1997 to 1998); Manager, Product Development, BISYS Fund Services (1993 to 1994); and Senior Consultant, The Heebink Group/Broadway & Seymour (1989 to 1993).

Matthew J. Miller Age: 33 VICE PRESIDENT Began Serving: February 2010	Principal Occupation: Vice President, Relationship Management, Unified (2008 to present). Previous Position: Vice President, Transfer Agency Operations, Unified (2002 to 2008).
David R. Carson Age: 51 CHIEF COMPLIANCE OFFICER AND ANTI-MONEY LAUNDERING OFFICER 3805 Edwards Road, Suite 3805 Cincinnati, OH Began Serving: September 2005

Principal Occupations: Chief Compliance Officer and Anti-Money Laundering Officer of the Trust (September 2005 to present).

Previous Positions: Treasurer and Assistant Treasurer of the Huntington Funds, Huntington Asset Advisors, Inc. (February 2002 to February 2005); Vice President and Private Financial Group Marketing Manager, Huntington National Bank (June 2001 to September 2005); Trust Officer, Firstar Bank (October 1982 to February 2001).

Joel B. Engle Age: 44 TREASURER 3435 Stelzer Road Columbus, OH Began Serving: December 2009

Principal Occupation: Senior Vice President, Fund Administration, Citi Fund Services Ohio, Inc. (since December 2007).

Previous Positions: Vice President, Financial Reporting, Spectrum Global Fund Administration (March 2007 to December 2007); Vice President, Fund Administration, Citi Fund Services Ohio, Inc. (February 2006 to March 2007); Self-employed, retail business owner (April 2003 to February 2006).

Alicia G. Powell Age: 34 SECRETARY 225 Fifth Avenue Pittsburgh, PA Began Serving: May 2007	Principal Occupation: Partner, Reed Smith LLP (January 2008 to present). Previous Position: Associate, Reed Smith LLP (September 2000 to January 2008).

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Board of Trustees’ Consideration of Investment Advisory Agreement for

The Huntington VA Funds (the “Funds”)

The Board of Trustees is responsible for determining whether to approve the Funds’ investment advisory agreements. At meetings held on August 5 and 6, 2009, the Board, including a majority of the independent Trustees, approved the investment advisory agreements (the “Advisory Agreements”) between Huntington Asset Advisors, Inc. (the “Advisor”) and the Funds. Pursuant to the Advisory Agreements between the Advisor and the Funds, the Advisor provides advisory services to the Funds.

During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving each of the Advisory Agreements, the Board, including a majority of the independent Trustees, considered many factors, among the most significant of which are: (1) the nature of the services provided to the Funds by the Advisor in relation to the advisory fees; (2) the individual performance of the Funds; (3) the Advisor’s costs and the profits realized through providing the Funds with advisory services; (4) whether the Advisor has realized or may realize economies of scale in providing services to the Funds and if these economies are shared with the Funds; and (5) a comparison of the fees and performance of comparable funds.

Nature, Extent and Quality of Services in Relation to the Advisory Fee. In considering the nature, extent and quality of the services provided by the Advisor, the Board reviewed information relating to the Advisor’s operations and personnel. Among other things, the Advisor provided descriptions of its organizational and management structure, biographical information on its supervisory and portfolio management staff on a fund-by-fund basis, and financial information. The Trustees also took into account the financial condition of the Advisor with respect to its ability to provide the services required under the Advisory Agreements. The Board determined that the nature, extent and quality of the services provided by the Advisor in relation to the advisory fees were acceptable.

Individual Performance of the Funds. The Board reviewed the Funds’ performance record and the Advisor’s management styles in relation to comparable funds and appropriate benchmarks. The Board noted that the Board reviews on a quarterly basis detailed information about the Funds’ performance. The Board also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreements with respect to each of the Funds. In addition to other information provided, the Trustees reviewed each Fund’s performance compared to similar funds for the one-year periods ending December 31, 2008, December 31, 2007 and December 31, 2006, as applicable.

Advisor’s Costs and the Profits Realized Through Providing the Funds With Advisory Services. In considering the reasonableness of the advisory fees, the Board reviewed information provided by the Advisor setting forth all revenues and other benefits, both direct and indirect, received by the Advisor and its affiliates attributable to managing each of the Funds individually, the cost of providing such services and the resulting profitability to the Advisor and its affiliates from these relationships. The Board also took into account the Advisor’s agreement to limit the total direct net annual operating expenses of the VA Balanced Fund to not more than 0.10% of its average daily net assets for the period ending April 30, 2010. The Trustees determined that the profitability of the Advisor was acceptable in relation to the nature and quality of services provided to the Funds.

Economies of Scale in Providing Services to the Funds and Whether These Economies are Shared With the Funds. The Board also considered the effect of the Funds’ growth and size on their performance and fees. The Board considered the fees under the Advisory Agreements for each Fund and possible economies of scale that may be realized as the assets of the Funds grow. The Board noted that none of the Funds was currently large enough to have realized economies of scale. However, the Board noted that the administrative fee charged to all of the Funds included fee breakpoints, which allowed the Funds to realize economies of scale as the assets of the Funds increased over time.

Comparison of the Fees and Performance of Comparable Funds. With respect to the Funds’ performance and fees, the Board considered comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board also received information concerning fees charged by the Advisor to other accounts but did not consider that information to be as relevant in light of the differences in services provided.

Other Considerations. The Board also requests and receives substantial and detailed information about the Funds and the Advisor on a regular basis. The Advisor provides much of this information at each regular meeting of the Board and furnishes additional reports in connection with the Board’s formal review of the Advisory Agreements. The Board may also receive information between regular meetings relating to particular matters as the need arises. The Board’s evaluation of the Advisory Agreements is informed by reports covering such matters as the Advisor’s investment philosophy, personnel, and processes; operating strategies; each Fund’s short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitive funds and/or other benchmarks, as appropriate) and comments on reasons for performance; the Funds’ expenses (including the advisory fee itself and the overall expense structure of the Funds, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Funds’ portfolio securities; the nature and extent of the advisory and other services provided to the Funds by the Advisor and its affiliates; compliance and audit reports concerning the Funds (including communications from regulatory agencies), as well as the Advisor’s responses to any issues raised therein; and relevant developments in the mutual fund

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Huntington Funds

industry and how the Funds and the Advisor are responding to them. In the course of their deliberations regarding the Advisory Agreements, the Board also evaluated, among other things, the Advisor’s ability to supervise each of the Fund’s other service providers and their compliance programs.

The Board based its decision to approve the Advisory Agreements on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above are relevant to each of the Funds, nor does the Board consider any one of them to be determinative. With respect to the factors that are relevant, the Board’s decision to approve the Advisory Agreements reflects its determination that the Advisor’s performance and actions provide an acceptable basis to support the decision to continue the existing arrangements.

While attention was given to all information furnished, the following discusses the primary factors relevant to the Board’s decisions. In each case, the Board concluded that the Funds’ performance was acceptable and that the Funds’ advisory and total fees were reasonable in light of the quality and nature of services provided by the Advisor and its affiliates.

Huntington VA Mortgage Securities Fund

Among other data considered, the Trustees noted that the Fund outperformed its benchmarks and its peer group for the one-year period ended December 31, 2006 and underperformed its benchmarks and its peer group for the one-year periods ended December 31, 2007 and December 31, 2008. The Trustees also noted that the Fund’s combined net advisory and administrative fee and its total expenses were above the medians of its peer group.

Huntington VA Growth Fund

Among other data considered, the Trustees noted that the Fund outperformed its benchmarks for the one-year period ended December 31, 2007 and underperformed its benchmarks for the one-year periods ended December 31, 2006 and December 31, 2008. The Fund performed above its peer group for the one-year period ended December 31, 2007 and below its peer group for the one-year periods ended December 31, 2006 and December 31, 2008. The Trustees also noted that the Fund’s combined net advisory and administrative fee and its total expenses were above the medians of its peer group.

Huntington VA Income Equity Fund

Among other data considered, the Trustees noted that the Fund underperformed its benchmarks for the one-year periods ended December 31, 2006, December 31, 2007 and December 31, 2008. The Fund performed below its peer group for the same periods ended December 31, 2006, December 31, 2007 and December 31, 2008. The Trustees noted that the Fund’s combined net advisory and administrative fee and its total expenses were above the medians of its peer group.

Huntington VA Rotating Markets Fund

Among other data considered, the Trustees noted that the Fund outperformed its benchmark and peer group for the one-year periods ended December 31, 2006 and December 31, 2007, but underperformed its benchmark and peer group for the one-year period ended December 31, 2008. The Trustees noted that the Fund’s combined net advisory and administrative fee and its total expenses were below the medians of its peer group.

Huntington VA Dividend Capture Fund

Among other data considered, the Trustees noted that the Fund outperformed its benchmark for the one-year periods ended December 31, 2006 and December 31, 2008 and underperformed its benchmark for the one-year period ended December 31, 2007. The Fund outperformed its peer group for the one-year periods ended December 31, 2007 and December 31, 2008 and underperformed its peer group for the one-year period ended December 31, 2006. The Trustees noted that the Fund’s combined net advisory and administrative fee and its total expenses were below the medians of its peer group.

Huntington VA International Equity Fund

Among other data considered, the Trustees noted that the Fund outperformed its benchmark for the one-year periods ended December 31, 2007 and December 31, 2008 and underperformed its benchmark for the one-year period ended December 31, 2006. The Fund outperformed its peer group for the one-year periods ended December 31, 2006, December 31, 2007 and December 31, 2008. The Trustees also noted that the Fund’s combined net advisory and administrative fee and its total expenses were below the medians of its peer group.

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Huntington VA Macro 100 Fund

Among other data considered, the Trustees noted that the Fund outperformed its benchmark for the one-year period ended December 31, 2008 and underperformed its benchmark for the one-year periods ended December 31, 2006 and December 31, 2007. The Fund outperformed its peer group for the one-year period ended December 31, 2008 and underperformed its peer group for the one-year periods ended December 31, 2006 and December 31, 2007. The Trustees noted that the Fund’s combined net advisory and administrative fee and its total expenses were above the medians of its peer group.

Huntington VA Mid Corp America Fund

Among other data considered, the Trustees noted that the Fund outperformed its benchmark for the one-year period ended December 31, 2007 and underperformed its benchmark for the one-year periods ended December 31, 2006 and December 31, 2008. The Fund outperformed its peer group for the one-year period ended December 31, 2007 and underperformed its peer group for the one-year periods ended December 31, 2006 and December 31, 2008. The Trustees also noted that the Fund’s combined advisory and administrative fee and its total expenses were below the medians of its peer group.

Huntington VA New Economy Fund

Among other data considered, the Trustees noted that the Fund outperformed one of its two benchmarks and its peer group for the one-year period ended December 31, 2006, but underperformed that benchmark and its peer group for the one-year periods ended December 31, 2007 and December 31, 2008. The Fund underperformed its other benchmark for each of the three one-year periods. The Trustees also noted that the Fund’s combined advisory and administrative fee and its total expenses were below the medians of its peer group.

Huntington VA Real Strategies Fund

Among other data considered, the Trustees noted that the Fund underperformed both its benchmark and its peer group for the one-year period ended December 31, 2008, its first full year of operation. The Trustees noted that the Fund’s combined net advisory and administrative fee was below the median of its peer group and its total expenses were above the median of its peer group.

Huntington VA Situs Fund

Among other data considered, the Trustees noted that the Fund outperformed its benchmark and peer group for the one-year period ended December 31, 2007. The Fund underperformed its benchmark and peer group for the one-year periods ended December 31, 2006 and December 31, 2008. The Trustees also noted that the Fund’s combined net advisory and administrative fee and its total expenses were below the medians of its peer group.

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Supplemental Information (Unaudited)

Shareholder Expense Example

Fund Expenses. As a shareholder of a Fund, you incur ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire six-month period from July 1, 2009 to December 31, 2009.

Actual Expenses. The “Actual” lines of the table provide information about actual account values and actual expenses. You may use the information on this line together with the amount you invested to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The “Hypothetical” lines of the table provide information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as withdrawal charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the separate accounts, variable annuity contracts or variable life insurance policies. Therefore, the “Hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value, July 1, 2009	Ending Account Value, December 31, 2009	Expenses Paid During Period(1)	Annualized Expense Ratio
VA Balanced Fund
Actual	$1,000.00	$1,136.10	$0.54	0.10%
Hypothetical(2)	$1,000.00	$1,024.70	$0.51	0.10%
VA Dividend Capture Fund
Actual	$1,000.00	$1,221.80	$5.71	1.02%
Hypothetical(2)	$1,000.00	$1,020.06	$5.19	1.02%
VA Growth Fund
Actual	$1,000.00	$1,165.30	$5.40	0.99%
Hypothetical(2)	$1,000.00	$1,020.21	$5.04	0.99%
VA Income Equity Fund
Actual	$1,000.00	$1,258.30	$5.52	0.97%
Hypothetical(2)	$1,000.00	$1,020.32	$4.94	0.97%
VA International Equity Fund
Actual	$1,000.00	$1,211.20	$5.52	0.99%
Hypothetical(2)	$1,000.00	$1,020.21	$5.04	0.99%
VA Macro 100 Fund
Actual	$1,000.00	$1,231.80	$5.85	1.04%
Hypothetical(2)	$1,000.00	$1,019.96	$5.30	1.04%
VA Mid Corp America Fund
Actual	$1,000.00	$1,233.60	$5.46	0.97%
Hypothetical(2)	$1,000.00	$1,020.32	$4.94	0.97%
VA New Economy Fund
Actual	$1,000.00	$1,175.50	$5.43	0.99%
Hypothetical(2)	$1,000.00	$1,020.21	$5.04	0.99%
VA Real Strategies Fund
Actual	$1,000.00	$1,207.00	$7.40	1.33%
Hypothetical(2)	$1,000.00	$1,018.50	$6.77	1.33%
VA Rotating Markets Fund
Actual	$1,000.00	$1,191.10	$5.58	1.01%
Hypothetical(2)	$1,000.00	$1,020.11	$5.14	1.01%

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	Beginning Account Value, July 1, 2009	Ending Account Value, December 31, 2009	Expenses Paid During Period(1)	Annualized Expense Ratio
VA Situs Fund
Actual	$1,000.00	$1,218.00	$5.65	1.01%
Hypothetical(2)	$1,000.00	$1,020.11	$5.14	1.01%
VA Mortgage Securities Fund
Actual	$1,000.00	$1,039.00	$5.45	1.06%
Hypothetical(2)	$1,000.00	$1,019.86	$5.40	1.06%

(1)

Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The annualized expense ratios reflect reimbursement of expenses by the Funds’ Adviser for the period beginning July 1, 2009 through December 31, 2009. The “Financial Highlights” tables in the Funds’ financial statements, included in the report, also show the gross expense ratios, without such reimbursements.

(2)	Hypothetical assumes 5% annual return before expenses.

84

Variable investment options are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in variable investment options involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Funds’ prospectus, which contains facts concerning each Fund’s objective and policies, management fees, expenses and other information.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A copy of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in the Funds’ portfolios, as well as a record of how the Funds voted any such proxies during the most recent 12-month period ended June 30, is available without charge and upon request by calling 1-800-253-0412 or at www.huntingtonvafunds.com. This information is also available from the EDGAR database on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

The Funds file with the SEC a complete schedule of their portfolio holdings, as of the first and third quarters of their fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (call 1-202-551-8090 for information on the operation of the Public Reference Room.) You may also access this information at www.huntingtonvafunds.com by selecting “Form N-Q.”

The Huntington National Bank, a subsidiary of Huntington Bancshares, Inc., is the Administrator, Financial Administrator and Custodian of The Huntington Funds. Unified Fund Services, Inc. serves as the Sub-Administrator and is affiliated with the Huntington National Bank. Citi Fund Services Ohio, Inc. serves as Sub-Fund Accountant. Additionally, Brown Brothers Harriman & Co. is the Sub-Custodian of certain of the Funds. Huntington Asset Advisors, Inc., a subsidiary of the Huntington National Bank, serves as Investment Adviser to the Funds. Unified Financial Securities, Inc. serves as the Distributor of The Huntington Funds and is affiliated with the Huntington National Bank.

Cusip 446327165

Cusip 446771206

Cusip 446771107

Cusip 446771701

Cusip 446771305

Cusip 446771503

Cusip 446771602

Cusip 446771800

Cusip 446771875

Cusip 446771867

Cusip 446771883

Cusip 446327215

Item 2. Code of Ethics.

(a) As of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s Principal Executive Officer and Principal Financial Officer.

(b) Not applicable.

(c) During the period covered by the report, with respect to the registrant's code of ethics that applies to its Principal Executive Officer and Principal Financial Officer: there have been no amendments to a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

(d) During the period covered by the report, with respect to the registrant's code of ethics that applies to its Principal Executive Officer and Principal Financial Officer: there have been no waivers granted from a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

(e) Not applicable.

(f) The registrant has included a copy of the code of ethics that applies to the registrant’s Principal Executive Officer and Principal Financial Officer. This code of ethics is included as an Exhibit on this Form N-CSR.

Item 3. Audit Committee Financial Expert.

3(a)(1)  The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is William H. Zimmer III, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2009: $449,700
Fiscal year ended 2008: $407,400

(b) Audit-Related Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2009: $11,500
Fiscal year ended 2008: $6,500

Fees for 2009 and 2008 related to the agreed-upon review of items within the Management’s Discussion of Fund Performance sections of the Funds’ Form N-CSR filing.  2009 fees also include the review of Form N-1A for 2009.  Amount requiring approval of the registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $11,500 and $6,500 respectively.

(c) Tax Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2009: $159,195
Fiscal year ended 2008: $118,050

Fees for 2009 and 2008 related to the review of the registrant's tax returns. Amount requiring approval of the registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(d) All other fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2009: $0
Fiscal year ended 2008: $0

Amount requiring approval of the registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(e)(1) Audit and Non-Audit Services Pre-Approval Policies and Procedures

I.   Purpose

     Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Trustees of The Huntington Funds (the “Fund”) is responsible for the appointment, compensation and oversight of the work of the Fund’s independent auditor.  As part of this responsibility, the Audit Committee is required to grant approval for audit and non-audit services performed by the independent auditor for the Fund in order assure that they do not impair the auditor’s independence from the Fund.  In addition, the Audit Committee also must pre-approve its independent auditor’s engagement for non-audit services with the Fund’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund, if the engagement relates directly to the operations and/or financial reporting of the Fund.

     To implement these provisions of the Act, the Securities and Exchange Commission (the “SEC”) has issued rules specifying the types of services that the Fund’s independent auditor may not provide to the Fund, as well as the Audit Committee’s administration of the engagement of the independent auditor.  Under these rules, the SEC has provided that a permissible approval of audit and non-audit services can take the form of either (i) a general pre-approval, or (ii) a specific pre-approval (where a specific type of service is authorized, generally subject to a fee maximum).  General pre-approvals are authorized by SEC rules only subject to detailed policies and procedures.  Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor.  Accordingly, the Audit Committee has adopted these Audit and Non-Audit Services Pre-Approval Policies and Procedures, which set forth the procedures and the conditions pursuant to which services for the Fund may be performed by the independent auditor under pre-approvals.

   II.  General Pre-Approval Policies

     It is the policy of the Audit Committee that audit and non-audit services to be performed by the Fund’s independent auditor be pre-approved only when in the best interests of the Fund’s shareholders and fully consistent with applicable law and, particularly, the maintenance of the auditor’s independence.  In granting any pre-approval, consideration shall be given to:

     1.    the qualifications of the auditor to perform the services involved;

     2.    the proposed costs (which may be presented as an estimate or based on professional time charges subject to a ceiling) of the services and the reasonableness thereof;

     3.    the permissibility of the services under applicable rules and guidance of the SEC;

     4.    the effect, if any, of the performance of the proposed services on the auditor's independence;

     5.    the effect of the compensation for the proposed services on the auditor's independence; and

     6.    the effect, if any, of the proposed services on the Fund's ability to manage or control risk or to improve audit quality.

In accordance with SEC rules, non-audit services performed by the Fund's independent auditor may not include the following:

     1.    Bookkeeping or other services related to the accounting records or financial statements of the audit client;

     2.    Financial information systems design and implementation;

     3.    Appraisal or valuation services, fairness opinions or contribution-in-kind reports;

     4.    Actuarial services;

     5.    Internal audit outsourcing services;

     6.    Management functions or human resources;

     7.    Broker-dealer, investment adviser or investment banking services; and

     8.    Legal services and expert services unrelated to the audit.

III. Procedures for Pre-Approval by the Audit Committee

     1.    Requests for pre-approval shall be in writing and may be made by either the independent auditors or by management of the Fund.

     2.    All requests for pre-approval shall be made to the full Audit Committee at regularly scheduled meetings thereof (or at a special meeting of the Audit Committee set to coincide with regular meetings of the Fund's Board of Trustees) whenever practicable.

     3.    Under normal circumstances, requests for pre-approval should be presented at least 7 days prior (and in no event later than 48 hours prior) to the proposed commencement of the engagement.

     4.    If consideration of a request for pre-approval on the dates identified in Section III(2) would not be timely, the requesting party shall notify the Chairman of the Audit Committee.  The Chairman of the Audit Committee shall then determine whether to schedule a special meeting of the Audit Committee (which may be conducted telephonically) on an alternative date or whether the request may appropriately be presented to a delegate of the Audit Committee under procedures set forth in Section IV below.

     5.    Requests for pre-approval may include, but are not limited to, the following services:

           a.   audit engagement, particularly for interim periods;

           b.   tax compliance, tax planning, and tax advice;

           c.   review and consents with respect to use of reports in post-effective amendments to the registration statements of the Fund;

           d.   review of IRS shareholder materials;

           e.   review and validation of fund procedures (e.g., valuation, interfund lending, etc.), and

           f.   market research and strategic insights.

     6. Requests for pre-approval should identify the nature of the services to be provided in a manner sufficiently specific to allow evaluation of the considerations identified above in Section II.

        In accordance with PCAOB Rule 3524, requests for pre-approval of permissible tax services by the independent auditor must have the following items described in writing for the audit committee:

           a.   the scope of the proposed tax service,
           b.   the fee structure for the engagement,
           c.   any side letters, amendments to the engagement letter or any other agreements, whether oral, written, or otherwise, relating to the service between the audit firm and the Funds, and
           d.   any compensation arrangements or other agreements between the audit firm and any third party with respect to promoting, marketing, or recommending a transaction covered by the proposed tax service.

The audit firm should discuss with the Audit Committee, the potential effect of the proposed tax service(s) on the audit firm's independence.

     7.    Requests for pre-approval must include an assessment by the independent auditor of its independence should the request be granted and the proposed services rendered.

     8.    The Audit Committee's action on a request for pre-approval shall be recorded in the Audit Committee's minutes.

     9.    The Audit Committee's action on a request for pre-approval shall be communicated in writing to the independent auditor and, under normal circumstances, a copy of this communication shall be provided to the Fund's management.

     10.   The Audit Committee's action on a request for pre-approval shall be reported to the full Board of Trustees.

     11.   Pre-approvals will be granted for a period of no more than one year.

IV.  Procedures for Pre-Approval by a Delegate of the Audit Committee

     1.    Where it has been determined by the Chairman of the Audit Committee that consideration of a request for pre-approval by the full Audit Committee would not be timely, the Chairman may determine that the request be presented to a member(s) of the Audit Committee appointed by the Audit Committee as its delegate (the "Delegate") for this purpose.  (As of the date of the adoption of these guidelines and procedures, the Chairman of the Audit Committee has been so appointed, and such appointment may be revoked or modified by the Audit Committee at any time.)

     2.    Requests for pre-approval shall be in writing and may be made by either the independent auditors or by management of the Fund.

     3.    Under normal circumstances, requests for pre-approval should be presented at least 7 days prior (and in no event later than 48 hours prior) to the proposed commencement of the engagement.

     4.    Requests for pre-approval may include, but are not limited to, the following services:

           a.   audit engagement, particularly for interim periods;

           b.   tax compliance, tax planning, and tax advice;

           c.   review and consents with respect to use of reports in post-effective amendments to the registration statements of the Fund;

           d.   review of IRS shareholder materials;

           e.   review and validation of fund procedures (e.g., valuation, interfund lending, etc.); and

           f.   market research and strategic insights.

     5.    Requests for pre-approval should identify the nature of the services to be provided in a manner sufficiently specific to allow evaluation of the considerations identified above in Section II.

     6.    Requests for pre-approval must include an assessment by the independent auditor of its independence should the request be granted and the proposed services rendered.

     7.    The Delegate's action on a request for pre-approval shall be communicated in writing to the independent auditor, with a copy to each other member of the Audit Committee and, under normal circumstances, to the Fund's management.

     8.    Pre-approvals by the Delegate shall be reviewed by the Audit Committee at a meeting held no later than the next scheduled meeting of the Board of Trustees or the Audit Committee, whichever occurs sooner.  An earlier review shall be conducted upon the written request of one or more Audit Committee members addressed to the Chairman of the Audit Committee.

     9.    Pre-approvals by the Delegate may be modified or revoked by the Audit Committee, but will not absolve the Fund of its responsibility to compensate the independent auditor for services rendered prior to such modification or revocation.

     10.   The results of the Audit Committee's review of the Delegate's action on a request for pre-approval shall be recorded in the Audit Committee's minutes and reported to the full Board of Trustees.

     11.   Pre-approvals will be granted by the Delegate for a period of no more than one year.

V.   Procedures for Monitoring Engagements Authorized Under Pre-Approval Procedures

     The independent auditor shall inform the Audit Committee in writing upon the commencement of services rendered under a pre-approval.  The independent auditor shall thereafter provide the Audit Committee with written quarterly progress reports within one month of the close of each calendar quarter detailing the work done and fees and other charges incurred during said calendar quarter.  Should fees and expenses exceed those specified in a pre-approval (or appear likely to do so prior to completion of the work), the independent auditor or management shall so apprise the Audit Committee and an additional express approval or pre-approval must be obtained.

VI.  Amendment

     These Policies and Procedures may be amended or revoked at any time by the Audit Committee and shall be reviewed at least annually in conjunction with review of the Audit Committee Charter.

Adopted May 4, 2006 and revised February 14, 2007 and October 23, 2007

(e)(2) Percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (C)(7)(i)(C) of Rule 2-01 of Regulation S-X.

4(b)    Fiscal year ended 2009- 0%
          Fiscal year ended 2008- 5%

Percentage of services provided to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrant's audit committee pursuant to paragraph (C)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

(f) Not applicable.

(g) The aggregate non-audit fees billed by Ernst and Young for the Funds and certain entities (including the adviser (excluding sub-adviser) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (Funds)), totaled $159,195 and $194,050 in 2009 and 2008, respectively, which includes the Funds’ tax fees above in Section I and tax fees for Huntington's Trust Department related to settlement funds where Huntington National Bank is the executor.

(h) The registrant's Audit Committee has considered whether the provision of nonaudit services that were rendered to registrant's investment adviser (not including any sub adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provide ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal account's independence.

Item 5.                       Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of                                           Investments.

(a)  Not applicable.

(b)  Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-2 under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Huntington Funds

By (Signature and Title)*	/s/R. Jeffrey Young
R. Jeffrey Young, Chief Executive Officer and Principal Executive Officer

Date: 3/3/10

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/R. Jeffrey Young
R. Jeffrey Young, Chief Executive Officer and Principal Executive Officer

Date: 3/3/10

By (Signature and Title)*	/s/Joel B. Engle,
Joel B. Engle, Treasurer and Principal Financial Officer

Date: 3/4/2010

* Print the name and title of each signing officer under his or her signature.